UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Fundamental Large Cap Core Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
30	Notes to financial statements
38	Report of independent registered public accounting firm
39	Tax information
40	Continuation of investment advisory and subadvisory agreements
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stock market mostly marched higher

U.S. stocks rallied, although worries about trade conflicts, higher interest rates, and slowing global economic growth led to bouts of volatility, especially late in the period.

Wide variation in sector returns

Information technology and consumer discretionary stocks led the market with notable gains, while the more economically sensitive materials and industrials sectors didn't fare as well.

Security selection in certain sectors detracted

Stock picks in the consumer discretionary and industrials sectors hurt the fund's performance most relative to its benchmark, the S&P 500 Index.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy)Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment during the 12 months ended October 31, 2018?

It was a year of extreme ups and downs. U.S. stocks benefited early on from improved economic growth and a major overhaul to the U.S. tax code that significantly lowered corporate tax rates. Not long into 2018, however, rising inflation fears, mounting trade concerns, and growing issues around data security fueled a sharp downturn in the market. Stocks managed to regain momentum, with the bull market passing the nine-year mark last March. Continued improvement in U.S. economic growth helped fuel the turnaround, with second-quarter GDP coming in at a 4.2% annualized rate, making the current economic expansion the country's second longest on record. By September, unemployment was 3.7%, the lowest in nearly 50 years.

Against this backdrop, the U.S. Federal Reserve inched its key short-term interest-rate target higher on four separate occasions. Energy prices rallied, with oil topping $70 per barrel in late June for the first time since 2014. However, the equity market gave back some of the previous year's gains late in the period, amid renewed fears that trade tariffs and higher interest rates would slow global economic growth.

Which sectors came out on top this past year?

Information technology and consumer discretionary were the big winners, posting strong gains within the fund's benchmark, the S&P 500 Index. Tech stocks benefited from secular tailwinds, including the shift to cloud computing, while consumer discretionary stocks rallied on the back of improved economic growth and better employment numbers. Another strong performer was healthcare.

By contrast, materials stocks fell sharply due to concerns around trade issues and slowing global economic growth. Industrials stocks declined for similar reasons. Financials, a sizable index component, barely budged, as concern around trade issues outweighed the benefit of higher

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       4

"... the equity market gave back some of the previous year's gains late in the period, amid renewed fears that trade tariffs and higher interest rates would slow global economic growth."
interest rates and increased market volatility. Energy stocks also stalled, as oil prices retreated late in the period. All in all, there was a pretty wide disparity of returns this past year.

How did the fund perform?

It was a disappointing year, with the fund coming out significantly behind the 7.35% gain of the benchmark. Stock picks in the consumer discretionary and industrials sectors detracted most from the fund's relative performance; positioning in financials—a sizable overweight—and investment choices in healthcare further pressured the results. Throughout the year, we maintained our long-term focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimate of intrinsic value; however, several of our holdings struggled.

Which stocks in particular hurt relative performance?

The biggest individual detractor was diversified industrials conglomerate General Electric Company (GE), a top holding and large overweight that struggled all year, notably because of weak results in its power-generation business. A federal investigation into GE's accounting practices, concern around the company's reserves for its legacy long-term care business, a huge dividend cut, and the company's removal from the Dow Jones Industrial Average further pressured the return. Despite news in June that GE planned to spin off or sell various businesses and later the announcement of a

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Amazon.com, Inc.	6.8
General Electric Company	5.6
Apple, Inc.	4.9
Citigroup, Inc.	4.5
Lennar Corp., A Shares	4.4
Facebook, Inc., Class A	4.4
Alphabet, Inc., Class A	4.3
Bank of America Corp.	4.3
The Goldman Sachs Group, Inc.	3.8
Polaris Industries, Inc.	3.2
TOTAL	46.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       5

"The fund ended the period with underweights in information technology and healthcare, sectors in which we've found fewer attractively valued opportunities."
new CEO, the stock price plummeted. We continue to believe the business is worth more than the stock price reflects.

What about detractors in the consumer discretionary sector?

There were three in particular: home builder Lennar Corp., recreational vehicle manufacturer Polaris Industries, Inc., and mattress company Tempur Sealy International, Inc. Lennar's stock declined as concerns that higher interest rates would slow new home sales trumped a backlog of orders. Shares of Polaris fell amid worries about the impact trade tariffs would have on input costs. Tempur Sealy was pressured by difficult sales comparisons after cutting ties with its largest customer, mattress retailer Mattress Firm (which was not in the fund), in 2017. Increased competition and pricing pressures in the industry also hurt. Although we believe Tempur Sealy made the right call to focus on profits over volumes, the past 12 months proved challenging.

Which sectors and stocks aided relative performance?

Security selection in information technology gave the biggest boost, although that gain was partially offset by having an underweight in such a strong sector. Stock picks in communication services and a lack of exposure to the weak-performing materials sector also helped.

The biggest individual contributor, however, was top holding Amazon.com, Inc., a sizable overweight in the consumer discretionary sector. Its shares soared this past year, as the company delivered much better-than-expected earnings, driven by its leadership position in e-commerce, highly profitable cloud computing business, and growing third-party seller services business. Its stellar return for the year came despite a retreat late in the period following weaker-than-expected (although still strong) revenue guidance for the fourth quarter. The fund also benefited from an investment in media conglomerate Twenty-First Century Fox, Inc. Its stock took off after shareholders agreed in July to spin off certain assets, including the Fox television network and Fox news, and sell the rest of the company, notably the film studio, to The Walt Disney Company (which was not in the fund).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       6

Which tech stocks stood out?

Shares of Apple, Inc., another top holding, posted a strong gain, driven by pricing power, particularly for the company's iPhones; impressive growth in the services side of the business and other products category, which includes Apple Watches; and share buybacks. The fund also benefited from a non-benchmark stake in cloud-based software company Workday, Inc., which is best known for its human resources management software.

How is the fund positioned at period end?

It still has large overweights in the consumer discretionary and financials sectors. In the consumer discretionary sector, the fund owns a mix of names. In the financials sector, the fund has a number of holdings in large, diversified banks. It also has an overweight in communication services, which includes sizable stakes in Google's parent, Alphabet, Inc., and social network Facebook Inc. The fund ended the period with underweights in information technology and healthcare, sectors in which we've found fewer attractively valued opportunities.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-7.09	7.87	11.50	46.06	197.06
Class B	-7.38	7.88	11.41	46.09	194.53
Class C	-3.82	8.17	11.24	48.10	190.06
Class I1	-1.97	9.27	12.42	55.78	222.36
Class R1[1,2]	-2.58	8.56	11.69	50.81	202.14
Class R2[1,2]	-2.36	8.83	12.01	52.68	211.00
Class R3[1,2]	-2.46	8.68	11.78	51.63	204.57
Class R4[1,2]	-2.10	9.11	12.16	54.61	214.98
Class R5[1,2]	-1.92	9.32	12.41	56.13	222.05
Class R6[1,2]	-1.85	9.39	12.38	56.61	221.20
Class NAV[1,2]	-1.85	9.12	12.14	54.68	214.53
Index†	7.35	11.34	13.24	71.11	246.68

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV*
Gross (%)	1.04	1.79	1.79	0.78	1.44	1.19	1.34	1.04	0.74	0.69	0.68
Net (%)	1.04	1.79	1.79	0.78	1.44	1.19	1.34	0.94	0.74	0.69	0.68

*Expenses have been estimated for the first year of operations of Class NAV shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-08	29,453	29,453	34,668
Class C3	10-31-08	29,006	29,006	34,668
Class I1	10-31-08	32,236	32,236	34,668
Class R1[1,2]	10-31-08	30,214	30,214	34,668
Class R2[1,2]	10-31-08	31,100	31,100	34,668
Class R3[1,2]	10-31-08	30,457	30,457	34,668
Class R4[1,2]	10-31-08	31,498	31,498	34,668
Class R5[1,2]	10-31-08	32,205	32,205	34,668
Class R6[1,2]	10-31-08	32,120	32,120	34,668
Class NAV[1,2]	10-31-08	31,453	31,453	34,668

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11; Class NAV shares were first offered on 2-8-17. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs,
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 979.20	$5.04	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Class B	Actual expenses/actual returns	1,000.00	975.50	8.76	1.76%
	Hypothetical example	1,000.00	1,016.30	8.94	1.76%
Class C	Actual expenses/actual returns	1,000.00	975.30	8.76	1.76%
	Hypothetical example	1,000.00	1,016.30	8.94	1.76%
Class I	Actual expenses/actual returns	1,000.00	980.30	3.89	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R1	Actual expenses/actual returns	1,000.00	977.20	6.93	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class R2	Actual expenses/actual returns	1,000.00	978.20	5.83	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class R3	Actual expenses/actual returns	1,000.00	977.60	6.38	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Class R4	Actual expenses/actual returns	1,000.00	979.60	4.59	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R5	Actual expenses/actual returns	1,000.00	980.50	3.59	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%
Class R6	Actual expenses/actual returns	1,000.00	980.70	3.34	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	980.70	3.30	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 93.6%		$4,872,757,953
(Cost $4,358,583,954)
Communication services 16.1%		837,438,407
Entertainment 3.4%
Liberty Media Corp.-Liberty Formula One, Series C (A)	2,693,153	89,089,501
Twenty-First Century Fox, Inc., Class A	119,961	5,460,625
Twenty-First Century Fox, Inc., Class B	1,812,652	81,895,617
Interactive media and services 11.4%
Alphabet, Inc., Class A (A)	205,733	224,368,295
CarGurus, Inc. (A)	2,426,348	107,778,378
Facebook, Inc., Class A (A)	1,502,799	228,109,860
Twitter, Inc. (A)	1,022,197	35,521,346
Media 1.3%
Comcast Corp., Class A	1,709,879	65,214,785
Consumer discretionary 18.3%		951,394,806
Hotels, restaurants and leisure 0.5%
Marriott International, Inc., Class A	117,442	13,727,795
Starbucks Corp.	227,549	13,259,280
Household durables 5.8%
Lennar Corp., A Shares	5,319,745	228,642,640
Tempur Sealy International, Inc. (A)	1,617,372	74,738,760
Internet and direct marketing retail 8.8%
Amazon.com, Inc. (A)	221,899	354,596,821
eBay, Inc. (A)	3,534,691	102,612,080
Leisure products 3.2%
Polaris Industries, Inc.	1,841,059	163,817,430
Consumer staples 3.0%		154,778,465
Beverages 1.9%
Anheuser-Busch InBev SA, ADR	703,877	52,072,820
Diageo PLC, ADR	249,227	34,433,202
Heineken Holding NV	156,708	13,554,661
Food and staples retailing 1.1%
Walmart, Inc.	545,650	54,717,782
Energy 4.6%		240,977,462
Energy equipment and services 2.3%
Baker Hughes, a GE Company	1,488,666	39,732,496
Schlumberger, Ltd.	1,615,934	82,913,574
Oil, gas and consumable fuels 2.3%
Cheniere Energy, Inc. (A)	1,744,464	105,383,070
Kinder Morgan, Inc.	760,771	12,948,322
12	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 21.6%		$1,125,244,512
Banks 12.0%
Bank of America Corp.	8,058,297	221,603,168
Citigroup, Inc.	3,559,166	232,983,006
First Republic Bank	118,690	10,799,603
JPMorgan Chase & Co.	746,841	81,420,606
Wells Fargo & Company	1,489,760	79,299,925
Capital markets 6.3%
Morgan Stanley	2,805,960	128,120,134
The Goldman Sachs Group, Inc.	896,919	202,138,635
Consumer finance 2.1%
American Express Company	543,416	55,825,126
Synchrony Financial	1,825,537	52,721,509
Insurance 1.2%
Prudential Financial, Inc.	643,344	60,332,800
Health care 6.8%		356,013,741
Biotechnology 2.5%
Amgen, Inc.	67,603	13,033,182
Biogen, Inc. (A)	175,612	53,433,463
Gilead Sciences, Inc.	972,021	66,272,392
Health care equipment and supplies 0.6%
Danaher Corp.	328,080	32,611,152
Health care providers and services 1.2%
UnitedHealth Group, Inc.	235,885	61,648,545
Pharmaceuticals 2.5%
Allergan PLC	816,499	129,015,007
Industrials 9.4%		487,399,079
Aerospace and defense 1.0%
United Technologies Corp.	432,471	53,717,223
Industrial conglomerates 5.6%
General Electric Company	28,627,060	289,133,306
Machinery 1.0%
Caterpillar, Inc.	415,365	50,392,082
Road and rail 1.8%
Union Pacific Corp.	643,937	94,156,468
Information technology 12.0%		627,790,185
IT services 1.1%
Visa, Inc., Class A	414,343	57,117,183
Semiconductors and semiconductor equipment 0.7%
Analog Devices, Inc.	314,574	26,332,990
Broadcom, Inc.	56,735	12,679,705
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	13

	Shares	Value
Information technology (continued)
Software 5.3%
Adobe, Inc. (A)	53,020	$13,030,195
Autodesk, Inc. (A)	91,348	11,806,729
Microsoft Corp.	860,321	91,890,886
salesforce.com, Inc. (A)	90,116	12,367,520
Workday, Inc., Class A (A)	1,098,063	146,064,340
Technology hardware, storage and peripherals 4.9%
Apple, Inc.	1,171,985	256,500,637
Real estate 1.8%		91,721,296
Equity real estate investment trusts 1.8%
American Tower Corp.	588,674	91,721,296

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.4%				$178,623,000
(Cost $178,623,000)
U.S. Government Agency 1.1%				57,731,000
Federal Home Loan Bank Discount Note	2.050	11-01-18	57,731,000	57,731,000

	Par value^	Value
Repurchase agreement 2.3%		120,892,000
Barclays Tri-Party Repurchase Agreement dated 10-31-18 at 2.180% to be repurchased at $119,078,210 on 11-1-18, collateralized by $119,467,700 U.S. Treasury Inflation Indexed Notes, 0.125% - 0.375% due 4-15-19 to 7-15-27 (valued at $121,459,784, including interest)	119,071,000	119,071,000
Repurchase Agreement with State Street Corp. dated 10-31-18 at 1.050% to be repurchased at $1,821,053 on 11-1-18, collateralized by $1,825,000 U.S. Treasury Notes, 3.125% due 5-15-21 (valued at $1,862,188, including interest)	1,821,000	1,821,000

Total investments (Cost $4,537,206,954) 97.0%	$5,051,380,953
Other assets and liabilities, net 3.0%	155,929,640
Total net assets 100.0%	$5,207,310,593

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $4,562,843,009. Net unrealized appreciation aggregated to $488,537,944, of which $935,257,147 related to gross unrealized appreciation and $446,719,203 related to gross unrealized depreciation.
14	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $4,537,206,954)	$5,051,380,953
Cash	362
Dividends and interest receivable	2,879,985
Receivable for fund shares sold	2,212,383
Receivable for investments sold	160,938,216
Other assets	237,923
Total assets	5,217,649,822
Liabilities
Payable for fund shares repurchased	5,402,576
Payable to affiliates
Investment management fees	2,824,354
Accounting and legal services fees	540,726
Transfer agent fees	267,930
Distribution and service fees	518,185
Trustees' fees	2,379
Other liabilities and accrued expenses	783,079
Total liabilities	10,339,229
Net assets	$5,207,310,593
Net assets consist of
Paid-in capital	$4,190,240,929
Accumulated distributable earnings (accumulated loss)	1,017,069,664
Net assets	$5,207,310,593

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,511,454,840 ÷ 32,392,774 shares)[1]	$46.66
Class B ($14,338,862 ÷ 346,170 shares)[1]	$41.42
Class C ($184,200,443 ÷ 4,447,923 shares)[1]	$41.41
Class I ($846,132,343 ÷ 17,344,581 shares)	$48.78
Class R1 ($7,550,656 ÷ 157,580 shares)	$47.92
Class R2 ($1,661,361 ÷ 34,248 shares)	$48.51
Class R3 ($3,138,910 ÷ 65,290 shares)	$48.08
Class R4 ($3,987,549 ÷ 82,197 shares)	$48.51
Class R5 ($451,697 ÷ 9,239 shares)	$48.89
Class R6 ($963,393,457 ÷ 19,696,071 shares)	$48.91
Class NAV ($1,671,000,475 ÷ 34,173,595 shares)	$48.90
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$49.12

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	15

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$68,186,137
Interest	1,309,706
Less foreign taxes withheld	(825,635)
Total investment income	68,670,208
Expenses
Investment management fees	31,837,386
Distribution and service fees	7,023,343
Accounting and legal services fees	1,094,542
Transfer agent fees	3,343,948
Trustees' fees	81,115
Custodian fees	660,161
State registration fees	233,697
Printing and postage	330,665
Professional fees	170,920
Other	183,814
Total expenses	44,959,591
Less expense reductions	(442,750)
Net expenses	44,516,841
Net investment income	24,153,367
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	541,525,649
541,525,649
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(702,291,788)
(702,291,788)
Net realized and unrealized loss	(160,766,139)
Decrease in net assets from operations	$(136,612,772)

16	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$24,153,367	$30,090,486
Net realized gain	541,525,649	381,660,333
Change in net unrealized appreciation (depreciation)	(702,291,788)	693,263,240
Increase (decrease) in net assets resulting from operations	(136,612,772)	1,105,014,059
Distributions to shareholders
From net investment income and net realized gain
Class A	(132,026,924)	—
Class B	(2,327,040)	—
Class C	(25,759,803)	—
Class I	(81,811,383)	—
Class R1	(704,687)	—
Class R2	(111,033)	—
Class R3	(293,106)	—
Class R4	(250,727)	—
Class R5	(204,671)	—
Class R6	(82,327,831)	—
Class NAV	(93,260,514)	—
From net investment income
Class A	—	(6,690,657)
Class I	—	(11,361,222)
Class R1	—	(5,459)
Class R2	—	(7,970)
Class R3	—	(4,093)
Class R4	—	(13,277)
Class R5	—	(9,464)
Class R6	—	(8,358,290)
From net realized gain
Class A	—	(45,947,937)
Class B	—	(1,307,130)
Class C	—	(9,625,669)
Class I	—	(49,784,655)
Class R1	—	(207,561)
Class R2	—	(77,548)
Class R3	—	(71,945)
Class R4	—	(74,065)
Class R5	—	(39,359)
Class R6	—	(32,295,978)
Total distributions	(419,077,719)	(165,882,279)
From fund share transactions	677,416,626	603,582,491
Total increase	121,726,135	1,542,714,271
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	17

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
Net assets
Beginning of year	$5,085,584,458	$3,542,870,187
End of year[1]	$5,207,310,593	$5,085,584,458

[1]	Net assets - End of year includes undistributed net investment income of $23,897,845 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$51.87	$42.42	$42.89	$39.44	$34.92
Net investment income[1]	0.16	0.24	0.23	0.16	0.16
Net realized and unrealized gain (loss) on investments	(1.10)	10.71	(0.07)	3.42	4.56
Total from investment operations	(0.94)	10.95	0.16	3.58	4.72
Less distributions
From net investment income	(0.26)	(0.19)	(0.12)	(0.13)	(0.20)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.27)	(1.50)	(0.63)	(0.13)	(0.20)
Net asset value, end of period	$46.66	$51.87	$42.42	$42.89	$39.44
Total return (%)[2,3]	(2.20)	26.39	0.37	9.11	13.59
Ratios and supplemental data
Net assets, end of period (in millions)	$1,511	$1,620	$1,519	$1,629	$1,541
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.04	1.06	1.05	1.06
Expenses including reductions	1.02	1.04	1.05	1.04	1.06
Net investment income	0.32	0.51	0.57	0.40	0.43
Portfolio turnover (%)	47 [4]	54 [4]	20 [5]	22	21 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	19

CLASS B SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$46.58	$38.34	$38.99	$36.01	$31.94
Net investment loss[1]	(0.18)	(0.09)	(0.06)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.97)	9.64	(0.08)	3.11	4.18
Total from investment operations	(1.15)	9.55	(0.14)	2.98	4.07
Less distributions
From net investment income	—	—	—	—	—
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.01)	(1.31)	(0.51)	—	—
Net asset value, end of period	$41.42	$46.58	$38.34	$38.99	$36.01
Total return (%)[2,3]	(2.93)	25.44	(0.37)	8.28	12.74
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$29	$41	$65	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.79	1.81	1.80	1.81
Expenses including reductions	1.77	1.79	1.80	1.79	1.81
Net investment loss	(0.40)	(0.21)	(0.17)	(0.34)	(0.31)
Portfolio turnover (%)	47 [4]	54 [4]	20 [5]	22	21 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
20	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$46.57	$38.33	$38.98	$36.00	$31.93
Net investment loss[1]	(0.19)	(0.10)	(0.07)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.96)	9.65	(0.07)	3.11	4.18
Total from investment operations	(1.15)	9.55	(0.14)	2.98	4.07
Less distributions
From net investment income	—	—	—	—	—
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.01)	(1.31)	(0.51)	—	—
Net asset value, end of period	$41.41	$46.57	$38.33	$38.98	$36.00
Total return (%)[2,3]	(2.93)	25.44	(0.37)	8.28	12.75
Ratios and supplemental data
Net assets, end of period (in millions)	$184	$303	$290	$314	$300
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.79	1.81	1.80	1.81
Expenses including reductions	1.77	1.79	1.80	1.79	1.81
Net investment loss	(0.42)	(0.23)	(0.18)	(0.35)	(0.32)
Portfolio turnover (%)	47 [4]	54 [4]	20 [5]	22	21 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	21

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$54.05	$44.13	$44.58	$40.97	$36.28
Net investment income[1]	0.29	0.40	0.36	0.27	0.26
Net realized and unrealized gain (loss) on investments	(1.15)	11.12	(0.08)	3.55	4.75
Total from investment operations	(0.86)	11.52	0.28	3.82	5.01
Less distributions
From net investment income	(0.40)	(0.29)	(0.22)	(0.21)	(0.32)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.41)	(1.60)	(0.73)	(0.21)	(0.32)
Net asset value, end of period	$48.78	$54.05	$44.13	$44.58	$40.97
Total return (%)[2]	(1.97)	26.73	0.63	9.40	13.90
Ratios and supplemental data
Net assets, end of period (in millions)	$846	$985	$1,665	$1,789	$880
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.78	0.79	0.79	0.80
Expenses including reductions	0.78	0.78	0.78	0.78	0.79
Net investment income	0.56	0.82	0.84	0.65	0.68
Portfolio turnover (%)	47 [3]	54 [3]	20 [4]	22	21 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
22	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$53.16	$43.46	$43.98	$40.47	$35.85
Net investment income (loss)[1]	(0.03)	0.06	0.07	0.01	0.02
Net realized and unrealized gain (loss) on investments	(1.13)	10.98	(0.08)	3.50	4.69
Total from investment operations	(1.16)	11.04	(0.01)	3.51	4.71
Less distributions
From net investment income	(0.07)	(0.03)	—	— [2]	(0.09)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.08)	(1.34)	(0.51)	— [2]	(0.09)
Net asset value, end of period	$47.92	$53.16	$43.46	$43.98	$40.47
Total return (%)[3]	(2.58)	25.90	(0.03)	8.67	13.18
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$9	$7	$7	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.43	1.45	1.44	1.45
Expenses including reductions	1.40	1.42	1.44	1.43	1.44
Net investment income (loss)	(0.07)	0.13	0.18	0.01	0.06
Portfolio turnover (%)	47 [4]	54 [4]	20 [5]	22	21 [5]

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	23

CLASS R2 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$53.77	$43.93	$44.40	$40.84	$36.22
Net investment income[1]	0.12	0.18	0.18	0.11	0.11
Net realized and unrealized gain (loss) on investments	(1.18)	11.10	(0.08)	3.53	4.74
Total from investment operations	(1.06)	11.28	0.10	3.64	4.85
Less distributions
From net investment income	(0.19)	(0.13)	(0.06)	(0.08)	(0.23)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.20)	(1.44)	(0.57)	(0.08)	(0.23)
Net asset value, end of period	$48.51	$53.77	$43.93	$44.40	$40.84
Total return (%)[2]	(2.36)	26.22	0.24	8.95	13.46
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$3	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.18	1.20	1.19	1.19
Expenses including reductions	1.18	1.18	1.19	1.18	1.18
Net investment income	0.23	0.36	0.43	0.25	0.28
Portfolio turnover (%)	47 [3]	54 [3]	20 [4]	22	21 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
24	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R3 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$53.31	$43.57	$44.05	$40.52	$35.90
Net investment income[1]	0.04	0.09	0.12	0.05	0.06
Net realized and unrealized gain (loss) on investments	(1.14)	11.03	(0.08)	3.51	4.69
Total from investment operations	(1.10)	11.12	0.04	3.56	4.75
Less distributions
From net investment income	(0.12)	(0.07)	(0.01)	(0.03)	(0.13)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.13)	(1.38)	(0.52)	(0.03)	(0.13)
Net asset value, end of period	$48.08	$53.31	$43.57	$44.05	$40.52
Total return (%)[2]	(2.46)	26.04	0.09	8.80	13.26
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.33	1.34	1.32	1.35
Expenses including reductions	1.27	1.33	1.33	1.32	1.34
Net investment income	0.08	0.19	0.28	0.12	0.16
Portfolio turnover (%)	47 [3]	54 [3]	20 [4]	22	21 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	25

CLASS R4 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$53.76	$43.91	$44.37	$40.80	$36.12
Net investment income[1]	0.20	0.30	0.29	0.22	0.21
Net realized and unrealized gain (loss) on investments	(1.13)	11.09	(0.08)	3.52	4.73
Total from investment operations	(0.93)	11.39	0.21	3.74	4.94
Less distributions
From net investment income	(0.31)	(0.23)	(0.16)	(0.17)	(0.26)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.32)	(1.54)	(0.67)	(0.17)	(0.26)
Net asset value, end of period	$48.51	$53.76	$43.91	$44.37	$40.80
Total return (%)[2]	(2.10)	26.53	0.47	9.21	13.76
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$3	$2	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.04	1.04	1.04	1.05
Expenses including reductions	0.92	0.93	0.93	0.93	0.94
Net investment income	0.39	0.61	0.69	0.51	0.54
Portfolio turnover (%)	47 [3]	54 [3]	20 [4]	22	21 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
26	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$54.14	$44.20	$44.64	$41.03	$36.31
Net investment income[1]	0.34	0.38	0.38	0.30	0.29
Net realized and unrealized gain (loss) on investments	(1.17)	11.18	(0.08)	3.54	4.75
Total from investment operations	(0.83)	11.56	0.30	3.84	5.04
Less distributions
From net investment income	(0.41)	(0.31)	(0.23)	(0.23)	(0.32)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.42)	(1.62)	(0.74)	(0.23)	(0.32)
Net asset value, end of period	$48.89	$54.14	$44.20	$44.64	$41.03
Total return (%)[2]	(1.92)	26.77	0.68	9.44	13.96
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$2	$1	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.74	0.75	0.74	0.75
Expenses including reductions	0.72	0.73	0.74	0.73	0.74
Net investment income	0.64	0.77	0.90	0.71	0.74
Portfolio turnover (%)	47 [4]	54 [4]	20 [5]	22	21 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	27

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$54.16	$44.21	$44.64	$41.04	$36.33
Net investment income[1]	0.34	0.28	0.40	0.31	0.32
Net realized and unrealized gain (loss) on investments	(1.15)	11.31	(0.07)	3.55	4.74
Total from investment operations	(0.81)	11.59	0.33	3.86	5.06
Less distributions
From net investment income	(0.43)	(0.33)	(0.25)	(0.26)	(0.35)
From net realized gain	(4.01)	(1.31)	(0.51)	—	—
Total distributions	(4.44)	(1.64)	(0.76)	(0.26)	(0.35)
Net asset value, end of period	$48.91	$54.16	$44.21	$44.64	$41.04
Total return (%)[2]	(1.85)	26.86	0.76	9.49	14.02
Ratios and supplemental data
Net assets, end of period (in millions)	$963	$975	$12	$10	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.69	0.70	0.70	0.70
Expenses including reductions	0.67	0.68	0.68	0.68	0.68
Net investment income	0.66	0.57	0.93	0.74	0.82
Portfolio turnover (%)	47 [3]	54 [3]	20 [4]	22	21 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
28	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$54.15	$47.04
Net investment income[2]	0.33	0.35
Net realized and unrealized gain (loss) on investments	(1.13)	6.76
Total from investment operations	(0.80)	7.11
Less distributions
From net investment income	(0.44)	—
From net realized gain	(4.01)	—
Total distributions	(4.45)	—
Net asset value, end of period	$48.90	$54.15
Total return (%)[3]	(1.85)	15.11 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,671	$1,152
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.68 [5]
Expenses including reductions	0.66	0.67 [5]
Net investment income	0.64	0.94 [5]
Portfolio turnover (%)	47 [6]	54 [6,7]

[1]	The inception date for Class NAV shares is 2-8-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes in-kind transactions.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	29

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       30

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$837,438,407	$837,438,407	—	—
Consumer discretionary	951,394,806	951,394,806	—	—
Consumer staples	154,778,465	141,223,804	$13,554,661	—
Energy	240,977,462	240,977,462	—	—
Financials	1,125,244,512	1,125,244,512	—	—
Health care	356,013,741	356,013,741	—	—
Industrials	487,399,079	487,399,079	—	—
Information technology	627,790,185	627,790,185	—	—
Real estate	91,721,296	91,721,296	—	—
Short-term investments	178,623,000	—	178,623,000	—
Total investments in securities	$5,051,380,953	$4,859,203,292	$192,177,661	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       31

reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $11,524.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       32

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$129,788,995	$26,450,432
Long-term capital gain	$289,288,724	$139,431,847
Total	$419,077,719	$165,882,279

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $47,171,522 of undistributed ordinary income and $481,360,183 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: a.) 0.625% of the first $3 billion of the fund's average daily net assets and b) 0.600% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       33

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class B, Class C and Class I shares of the fund to the extent they exceed 1.82% 1.82% and 0.78%, respectively, of the average net assets attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, litigation and indemnification expenses not incurred in the ordinary course of the fund's business, borrowing costs, and prime brokerage fees. The waivers and/or reimbursements will continue in effect until February 28, 2019, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

For the year ended October 31, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$138,196	Class R3	$308
Class B	1,853	Class R4	353
Class C	22,128	Class R5	167
Class I	82,270	Class R6	92,181
Class R1	727	Class NAV	100,245
Class R2	157	Total	$438,585

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       34

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $4,165 for Class R4 shares for the year ended October 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,205,882 for the year ended October 31, 2018. Of this amount, $199,174 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $952,383 was paid as sales commissions to broker-dealers and $54,325 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $6,954, $5,000 and $21,461 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$4,081,836	$1,759,434
Class B	218,830	23,509
Class C	2,613,151	281,138
Class I	—	1,143,247
Class R1	62,709	1,054
Class R2	9,361	228
Class R3	21,896	447
Class R4	14,572	513
Class R5	988	241
Class R6	—	134,137
Total	$7,023,343	$3,343,948

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       35

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,908,237	$195,431,643	3,264,922	$154,397,794
Distributions reinvested	2,572,165	126,035,972	1,130,753	50,307,116
Repurchased	(5,315,986)	(266,229,473)	(8,977,782)	(419,229,333)
Net increase (decrease)	1,164,416	$55,238,142	(4,582,107)	$(214,524,423)
Class B shares
Sold	6,985	$311,697	22,417	$919,908
Distributions reinvested	47,963	2,100,285	28,824	1,159,606
Repurchased	(338,946)	(15,185,129)	(483,229)	(20,609,223)
Net decrease	(283,998)	$(12,773,147)	(431,988)	$(18,529,709)
Class C shares
Sold	490,470	$21,854,127	699,560	$29,838,549
Distributions reinvested	500,633	21,917,704	188,998	7,601,487
Repurchased	(3,047,606)	(135,562,557)	(1,946,133)	(82,960,217)
Net decrease	(2,056,503)	$(91,790,726)	(1,057,575)	$(45,520,181)
Class I shares
Sold	5,004,530	$262,150,554	16,691,861	$819,198,503
Distributions reinvested	1,292,064	66,050,328	357,033	16,519,894
Repurchased	(7,167,496)	(370,954,967)	(36,556,765)	(1,800,678,005)
Net decrease	(870,902)	$(42,754,085)	(19,507,871)	$(964,959,608)
Class R1 shares
Sold	43,457	$2,245,264	74,280	$3,627,416
Distributions reinvested	7,248	365,941	1,918	87,730
Repurchased	(64,072)	(3,290,751)	(77,745)	(3,770,183)
Net decrease	(13,367)	$(679,546)	(1,547)	$(55,037)
Class R2 shares
Sold	13,983	$723,150	33,654	$1,674,540
Distributions reinvested	1,902	97,035	1,707	78,827
Repurchased	(44,011)	(2,372,601)	(33,710)	(1,706,228)
Net increase (decrease)	(28,126)	$(1,552,416)	1,651	$47,139
Class R3 shares
Sold	7,764	$399,236	27,764	$1,366,830
Distributions reinvested	5,746	290,724	1,641	75,243
Repurchased	(20,120)	(1,042,118)	(11,867)	(589,762)
Net increase (decrease)	(6,610)	$(352,158)	17,538	$852,311
Class R4 shares
Sold	35,941	$1,849,979	9,359	$467,432
Distributions reinvested	4,926	250,727	1,895	87,342
Repurchased	(16,957)	(888,874)	(9,803)	(464,899)
Net increase	23,910	$1,211,832	1,451	$89,875

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       36

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	6,546	$347,190	20,828	$1,024,936
Distributions reinvested	3,997	204,672	1,054	48,823
Repurchased	(46,926)	(2,485,375)	(6,239)	(295,954)
Net increase (decrease)	(36,383)	$(1,933,513)	15,643	$777,805
Class R6 shares
Sold	7,926,470	$412,588,073	45,161,698	2,152,901,8901
Distributions reinvested	605,341	30,999,498	877,872	40,654,268
Repurchased	(6,841,555)	(354,842,633)	(28,308,615)	(1,336,235,773)
Net increase	1,690,256	$88,744,938	17,730,955	$857,320,385
Class NAV shares[2]
Sold	14,646,222	$780,100,3653	24,710,346	$1,163,214,825
Distributions reinvested	1,821,850	93,260,514	—	—
Repurchased	(3,565,558)	(189,303,574)	(3,439,265)	(175,130,891)
Net increase	12,902,514	$684,057,305	21,271,081	$988,083,934
Total net increase	12,485,207	$677,416,626	13,457,231	$603,582,491

1 Includes in-kind subscriptions of approximately $1.135 billion by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

2 The inception date for Class NAV shares is 2-8-17.

3 Includes in-kind subscriptions of approximately $348 million by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

Affiliates of the fund owned 100% of Class NAV shares on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and subscriptions in-kind, amounted to $2,363,182,124 and $2,735,282,737, respectively, for the year ended October 31, 2018.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 32.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.9%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	6.4%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	5.1%

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Fundamental Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $336,381,235 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, five- and-ten-year periods and outperformed its benchmark index for the three-year period ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three-year period and to the peer group for the three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       48

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       49

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647915	50A 10/18 12/18

John Hancock

Balanced Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017.  Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive, particularly in the United States.

That said, not all asset classes have benefited from the strong economic foundation in the United States. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future. Meanwhile, foreign bonds, especially emerging-market debt, suffered declines as the U.S. dollar strengthened against a range of major currencies. Recent concerns have also been raised regarding the levels of debt carried by some European countries.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
39	Financial statements
43	Financial highlights
53	Notes to financial statements
61	Report of independent registered public accounting firm
62	Tax information
63	Continuation of investment advisory and subadvisory agreements
69	Trustees and Officers
73	More information

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A volatile stock market

Robust U.S. economic growth with low unemployment boosted stock values, despite a couple of big market drops during the period.

Weakness in the bond market

Yields on U.S. government bonds rose across the board, while increased caution about credit risk led to widening spreads on high-yield debt (generally bonds rated BB or lower).

The fund lagged its blended index

The fund gained ground this period but trailed a 60%/40% blend, respectively, of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 10/31/18 (%)

Common stocks	62.4
Corporate bonds	16.0
U.S. Government Agency	7.8
U.S. Government	5.6
Asset backed securities	5.1
Collateralized mortgage obligations	2.2
Preferred securities	0.1
Foreign government obligations	0.1
Capital preferred securities	0.1
Short-term investments and other	0.6

As a percentage of net assets.

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       3

Discussion of fund performance

An interview with Portfolio Manager Michael J. Scanlon, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Michael J. Scanlon, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe economic and market conditions during the 12 months ended October 31, 2018?

The U.S. economy continued to produce strong growth with low unemployment, even as many other countries saw their economic expansions slow down. In the third quarter of 2018, U.S. GDP grew by an estimated annualized pace of 3.5%. Against this robust backdrop, the country's central bank, the U.S. Federal Reserve (Fed), continued to pursue its program of raising interest rates; the Fed increased the federal funds rate by a quarter-percentage point four times during the reporting period.

The broad U.S. equity market, as measured by the S&P 500 Index, returned 7.35%. This positive result, however, came amid heightened market volatility. Although stocks finished the period in comfortably positive territory, investors encountered two significant market drops during the 12-month timeframe, one early in 2018 and then again in the period's final weeks. This latter decline came even as U.S. corporate earnings, boosted by lower corporate tax rates from federal tax legislation passed last December, remained robust.

Meanwhile, bonds lost ground, with the Bloomberg Barclays U.S. Aggregate Bond Index posting a loss of 2.05%. Yields on U.S. Treasury debt rose across the board, with short-term rates rising the most in conjunction with the Fed's rate hikes. Meanwhile, credit spreads on high-yield corporate bonds generally widened, indicating that investors were becoming more cautious about assuming credit risk.

In such an environment, how did the fund perform?

The fund's Class A shares gained 2.89% (excluding sales charges) for the period. This result trailed the return of a 60%/40% blend, respectively, of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index. As the fund's portfolio managers, we have three ways in which we can add value relative to the 60%/40% blended index. The first of these is through asset allocation, or the fund's balance between equity and fixed-income securities. During the period, the fund was overweighted, on average, in equities. This positioning helped results over the period, given that equities significantly outperformed bonds.

A second way we can potentially add value comes from the fund's fixed-income positioning. This was another source of strength because the fund's bond investments, on balance, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The third opportunity for added

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       4

value derives from the fund's equity portfolio. During the period, this was the main source of relative underperformance, given that the fund's stock investments lagged the S&P 500 Index.

In the fund's equity portfolio, which sectors and stocks detracted?

Security selection was weak in the industrials sector, especially industrial conglomerate the General Electric Company (GE). Shares of GE sharply dropped due to multiple business challenges, the company's weak financial results, and a large dividend cut early in the period. In late October, we cut the fund's GE stake, reflecting what we saw as a less-desirable risk/reward trade-off, as well as other investment opportunities that had become more attractive in the wake of a significant market correction.

Another detractor in industrials was Johnson Controls International PLC, an Ireland-based conglomerate that produces automotive components and heating and air conditioning equipment, among other offerings. Johnson Controls' stock was weak this period partly due to the company's below-average cash flow, while investor concern about the company's strategic review of its power-solutions battery business also hampered results. We maintained the fund's position in this name, however, as we continued to see gradual improvement in the company's business fundamentals.

Meanwhile, in utilities, another area of weak stock picking this period, PPL Corp. detracted from results. Uncertainty surrounding PPL's U.K. business weighed on the company's shares; investors were concerned about the financial impact of Brexit and the potential for pricing changes that could

SECTOR COMPOSITION AS OF 10/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       5

weaken PPL's profitability. As our concern mounted about the way forward for this longtime holding, we eliminated the fund's stake.

Invesco, Ltd. was another detractor for the fund. Like many asset managers this period, Invesco struggled in light of increased financial market volatility. In August, we sold the fund's stake in this name, as we became concerned about Invesco's apparent preference for funding corporate acquisitions over buying back shares of its cheaply valued stock.

Which sectors and stocks contributed to performance?

Stock selection in consumer discretionary added to results. Here, the fund's strongest individual contributor was online retail giant Amazon.com, Inc. Its shares rose sharply during the period, as the company continued to generate strong revenue growth along with improving profitability, while also displaying dominant and still-expanding market share. Due to continued investment in its global fulfillment network, Amazon continues to materially increase barriers for competition.

In the information technology sector, where very strong stock selection was partly offset by an unhelpful relative underweighting, the fund's top contributor was Cisco Systems, Inc. Due to federal tax reform passed in late 2017, this maker of networking solutions is well positioned to repatriate tens of billions of dollars in cash and use those proceeds to buy back shares of its stock. This factor, along with solid revenue growth and the company's increasing ability to generate recurring subscription-based revenues, has helped lift Cisco's shares.

Another relative contributor was energy producer ConocoPhillips, which has successfully improved its balance sheet by selling noncore assets and reducing debt. Such efforts have left ConocoPhillips vastly better positioned financially, and we now see the company as able to manage through even an extended period of low energy prices.

Looking at the fund's fixed-income positioning, what factors influenced performance?

On the fund's fixed-income side, the fund benefited from strong security selection and yield curve positioning, while asset allocation was a partly offsetting negative. In particular, the fund benefited from good selection among corporate high-yield and investment-grade industrial issues, as well as high-yield financial issues. In light of struggles in the high-yield asset class this period, however, an out-of-benchmark allocation to this part of the market detracted from results.

TOP FIVE EQUITY HOLDINGS AS OF 10/31/18 (%)

Alphabet, Inc., Class A	3.1
Apple, Inc.	2.9
Amazon.com, Inc.	2.9
Microsoft Corp.	2.6
JPMorgan Chase & Co.	2.5
TOTAL	14.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       6

How did you manage the fund, and how was it positioned at period end?

We saw periodic opportunities to invest in stocks that we particularly liked at attractive valuations. Meanwhile, the number of stocks in the fund dropped, reflecting our increased conviction about the names we continued to hold in the fund. In total, the fund's equity allocation declined a bit during the reporting period. On October 31, 2018, roughly 62.4% of the fund's net assets were invested in stocks, compared with 65.5% one year earlier. In light of the fund's target equity exposure of 60%, this allocation represented a small overweight in stocks. We were comfortable with this positioning in light of continued strong corporate earnings coupled with what we see as a solid baseline return for investors (reflecting expected share buybacks and current yields) as well as the fund's out-of-benchmark stake in corporate high-yield bonds.

In the fund's fixed-income portfolio, we were increasingly focusing on shorter-term corporate bonds, as the yield differential between short- and long-term bonds has narrowed substantially. We saw the solid economic environment as supportive for corporate bonds, and accordingly maintained an overweight position in the sector while seeking to reduce the overall impact of duration on the portfolio.

MANAGED BY

Michael J. Scanlon, Jr., CFA On the fund since 2015 Investing since 2000
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 2016 Investing since 1986

TOP 5 BOND ISSUERS AS OF 10/31/18 (%)

U.S. Treasury	5.6
Federal National Mortgage Association	5.4
Federal Home Loan Mortgage Corp.	2.4
Government National Mortgage Association	0.5
Ford Motor Company	0.4
TOTAL	14.3
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Michael J. Scanlon, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 10-31-18	as of 10-31-18
Class A	-2.24	5.00	8.81	27.66	132.55	1.65	1.65
Class B	-2.81	5.02	8.77	27.75	131.69	1.03	1.02
Class C	1.19	5.35	8.61	29.79	128.44	1.03	1.02
Class I2	3.16	6.42	9.76	36.47	153.74	2.02	2.01
Class R1[2,3]	2.52	5.73	9.01	32.11	137.03	1.39	1.38
Class R2[2,3]	2.79	6.02	9.37	33.97	144.81	1.64	1.63
Class R3[2,3]	2.64	5.84	9.12	32.80	139.43	1.52	1.52
Class R4[2,3]	3.03	6.25	9.52	35.44	148.31	1.90	1.79
Class R5[2,3]	3.19	6.46	9.77	36.77	154.10	2.10	2.09
Class R6[2,3]	3.30	6.53	9.71	37.23	152.60	2.15	2.14
Index 1†	7.35	11.34	13.24	71.11	246.68	—	—
Index 2†	-2.05	1.83	3.94	9.52	47.15	—	—
Index 3†	3.66	7.58	9.69	44.13	152.10	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.09	1.79	1.79	0.78	1.44	1.19	1.34	1.04	0.74	0.69
Net (%)	1.09	1.79	1.79	0.78	1.44	1.19	1.34	0.94	0.74	0.69

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 3 is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class B4	10-31-08	23,169	23,169	34,668	14,715	25,210
Class C4	10-31-08	22,844	22,844	34,668	14,715	25,210
Class I2	10-31-08	25,374	25,374	34,668	14,715	25,210
Class R1[2,3]	10-31-08	23,703	23,703	34,668	14,715	25,210
Class R2[2,3]	10-31-08	24,481	24,481	34,668	14,715	25,210
Class R3[2,3]	10-31-08	23,943	23,943	34,668	14,715	25,210
Class R4[2,3]	10-31-08	24,831	24,831	34,668	14,715	25,210
Class R5[2,3]	10-31-08	25,410	25,410	34,668	14,715	25,210
Class R6[2,3]	10-31-08	25,260	25,260	34,668	14,715	25,210

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 9/8/08; Class R2 shares were first offered on 3/1/12; Class R6 shares were first offered 9/1/11. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,015.60	$5.44	1.07%
	Hypothetical example	1,000.00	1,019.80	5.45	1.07%
Class B	Actual expenses/actual returns	1,000.00	1,011.60	8.92	1.76%
	Hypothetical example	1,000.00	1,016.30	8.94	1.76%
Class C	Actual expenses/actual returns	1,000.00	1,012.10	8.93	1.76%
	Hypothetical example	1,000.00	1,016.30	8.94	1.76%
Class I	Actual expenses/actual returns	1,000.00	1,016.70	3.96	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R1	Actual expenses/actual returns	1,000.00	1,013.80	7.06	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class R2	Actual expenses/actual returns	1,000.00	1,015.10	5.94	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class R3	Actual expenses/actual returns	1,000.00	1,014.10	6.55	1.29%
	Hypothetical example	1,000.00	1,018.70	6.56	1.29%
Class R4	Actual expenses/actual returns	1,000.00	1,016.30	4.68	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R5	Actual expenses/actual returns	1,000.00	1,017.30	3.66	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%
Class R6	Actual expenses/actual returns	1,000.00	1,017.60	3.41	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 62.4%		$1,187,296,541
(Cost $869,309,161)
Communication services 9.3%		177,090,023
Diversified telecommunication services 2.6%
CenturyLink, Inc.	742,945	15,334,385
Verizon Communications, Inc.	608,278	34,726,591
Interactive media and services 4.6%
Alphabet, Inc., Class A (A)	53,208	58,027,545
Alphabet, Inc., Class C (A)	3,879	4,176,791
Facebook, Inc., Class A (A)	168,481	25,573,731
Media 2.1%
Comcast Corp., Class A	1,029,129	39,250,980
Consumer discretionary 7.1%		135,930,689
Hotels, restaurants and leisure 1.0%
Starbucks Corp.	331,140	19,295,528
Internet and direct marketing retail 2.9%
Amazon.com, Inc. (A)	34,467	55,078,611
Leisure products 0.6%
Hasbro, Inc.	128,025	11,741,173
Multiline retail 0.7%
Dollar General Corp.	111,611	12,431,233
Specialty retail 1.1%
Lowe's Companies, Inc.	226,524	21,569,615
Textiles, apparel and luxury goods 0.8%
Carter's, Inc.	164,769	15,814,529
Consumer staples 4.6%		86,532,404
Beverages 0.7%
Anheuser-Busch InBev SA	169,956	12,570,169
Food and staples retailing 1.8%
Walmart, Inc.	344,539	34,550,371
Household products 1.0%
The Procter & Gamble Company	218,748	19,398,573
Tobacco 1.1%
Philip Morris International, Inc.	227,243	20,013,291
Energy 4.4%		84,506,769
Energy equipment and services 0.8%
Halliburton Company	231,942	8,043,749
Schlumberger, Ltd.	137,668	7,063,745
Oil, gas and consumable fuels 3.6%
ARC Resources, Ltd.	383,982	3,575,996
12	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
ConocoPhillips	313,485	$21,912,602
Devon Energy Corp.	420,753	13,632,397
Range Resources Corp.	256,469	4,065,034
Royal Dutch Shell PLC, A Shares (London Stock Exchange)	379,283	12,083,235
Suncor Energy, Inc.	351,771	11,717,492
Valero Energy Corp.	26,485	2,412,519
Financials 10.8%		204,468,503
Banks 4.9%
Citizens Financial Group, Inc.	671,436	25,078,135
JPMorgan Chase & Co.	436,795	47,619,391
KeyCorp	608,214	11,045,166
SVB Financial Group (A)	39,760	9,432,265
Capital markets 2.0%
BlackRock, Inc.	26,497	10,901,396
The Charles Schwab Corp.	219,972	10,171,505
The Goldman Sachs Group, Inc.	75,778	17,078,088
Consumer finance 1.4%
Discover Financial Services	371,818	25,904,560
Diversified financial services 1.9%
Berkshire Hathaway, Inc., Class B (A)	177,846	36,508,227
Insurance 0.6%
Lincoln National Corp.	178,265	10,729,770
Health care 8.6%		164,380,680
Biotechnology 1.3%
Alexion Pharmaceuticals, Inc. (A)	94,102	10,546,011
Incyte Corp. (A)	154,422	10,009,634
Sage Therapeutics, Inc. (A)	37,032	4,765,278
Health care equipment and supplies 3.2%
Danaher Corp.	187,508	18,638,295
Medtronic PLC	225,999	20,299,230
Stryker Corp.	130,188	21,119,097
Health care providers and services 2.1%
HCA Healthcare, Inc.	54,575	7,287,400
UnitedHealth Group, Inc.	124,980	32,663,523
Pharmaceuticals 2.0%
AstraZeneca PLC	171,841	13,144,053
Eli Lilly & Company	238,917	25,908,159
Industrials 5.0%		95,538,464
Aerospace and defense 1.3%
The Boeing Company	67,941	24,109,543
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	13

	Shares	Value
Industrials (continued)
Airlines 0.4%
Southwest Airlines Company	167,395	$8,219,095
Building products 0.8%
Johnson Controls International PLC	503,186	16,086,856
Resideo Technologies, Inc. (A)	1	14
Construction and engineering 0.5%
Fluor Corp.	198,589	8,710,114
Industrial conglomerates 1.4%
General Electric Company	1,198,750	12,107,375
Honeywell International, Inc.	107,080	15,507,326
Machinery 0.6%
Stanley Black & Decker, Inc.	92,672	10,798,141
Information technology 10.6%		201,033,187
Communications equipment 2.0%
Cisco Systems, Inc.	812,823	37,186,652
Electronic equipment, instruments and components 0.7%
TE Connectivity, Ltd.	172,579	13,015,908
IT services 0.7%
PayPal Holdings, Inc. (A)	156,659	13,189,121
Semiconductors and semiconductor equipment 1.7%
Broadcom, Inc.	143,854	32,149,930
Software 2.6%
Microsoft Corp.	463,630	49,520,320
Technology hardware, storage and peripherals 2.9%
Apple, Inc.	255,740	55,971,256
Materials 0.8%		14,847,036
Chemicals 0.2%
Nutrien, Ltd.	79,017	4,182,988
Metals and mining 0.6%
Franco-Nevada Corp.	82,711	5,165,786
Teck Resources, Ltd., Class B	266,012	5,498,262
Real estate 1.2%		22,968,786
Equity real estate investment trusts 1.2%
American Tower Corp.	93,825	14,618,873

Digital Realty Trust, Inc.	80,863	8,349,913
Preferred securities 0.1%		$2,284,821
(Cost $2,300,656)
Financials 0.0%		1,103,797
Banks 0.0%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.099% (B)	26,792	703,558
Regions Financial Corp., 6.375% (C)	8,275	209,440
14	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company, Series L, 7.500%	150	$190,799
Utilities 0.1%		1,181,024
Multi-utilities 0.1%
Dominion Energy, Inc., 6.750%	13,525	648,524
DTE Energy Company, 6.500%	9,985	532,500

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 13.4%				$253,739,687
(Cost $265,060,442)
U.S. Government 5.6%				106,605,067
U.S. Treasury
Bond	2.750	11-15-42	18,880,000	16,905,713
Bond	3.000	02-15-47	22,218,000	20,651,457
Bond	3.125	05-15-48	23,350,000	22,199,830
Note	2.625	08-31-20	18,240,000	18,162,338
Note	2.750	09-30-20	5,860,000	5,846,952
Note	2.875	08-15-28	21,475,000	20,980,907
Treasury Inflation Protected Security	0.375	07-15-25	1,940,413	1,857,870
U.S. Government Agency 7.8%				147,134,620
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	836,654	799,854
30 Yr Pass Thru	3.000	12-01-45	4,693,704	4,460,848
30 Yr Pass Thru	3.000	10-01-46	13,228,972	12,556,142
30 Yr Pass Thru	3.000	10-01-46	5,425,251	5,145,930
30 Yr Pass Thru	3.000	12-01-46	4,310,511	4,083,195
30 Yr Pass Thru	3.000	12-01-46	3,331,787	3,163,372
30 Yr Pass Thru	3.500	10-01-46	5,498,815	5,370,890
30 Yr Pass Thru	3.500	12-01-46	3,246,614	3,175,142
30 Yr Pass Thru	3.500	11-01-47	442,955	433,065
30 Yr Pass Thru	4.000	08-01-48	2,285,346	2,293,115
30 Yr Pass Thru	4.500	03-01-41	1,748,654	1,809,436
30 Yr Pass Thru	5.500	11-01-39	1,165,760	1,256,723
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	498,072	491,410
15 Yr Pass Thru	3.500	02-01-26	77,726	77,958
15 Yr Pass Thru	3.500	03-01-26	291,511	292,380
30 Yr Pass Thru	3.000	02-01-43	576,801	550,209
30 Yr Pass Thru	3.000	03-01-43	206,711	197,634
30 Yr Pass Thru	3.000	05-01-43	319,516	305,284
30 Yr Pass Thru	3.000	02-01-47	3,415,353	3,242,954
30 Yr Pass Thru	3.000	10-01-47	7,483,175	7,096,089
30 Yr Pass Thru	3.500	06-01-42	4,432,221	4,357,126
30 Yr Pass Thru	3.500	06-01-43	8,006,723	7,862,307
30 Yr Pass Thru	3.500	12-01-44	8,688,763	8,502,178
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	12-01-44	1,741,393	$1,703,998
30 Yr Pass Thru	3.500	04-01-45	1,553,262	1,520,393
30 Yr Pass Thru	3.500	04-01-45	634,990	621,553
30 Yr Pass Thru	3.500	07-01-47	12,653,920	12,378,232
30 Yr Pass Thru	4.000	01-01-41	2,087,838	2,106,092
30 Yr Pass Thru	4.000	09-01-41	1,362,376	1,375,139
30 Yr Pass Thru	4.000	10-01-41	7,983,123	8,052,920
30 Yr Pass Thru	4.000	01-01-47	10,310,655	10,397,579
30 Yr Pass Thru	4.000	04-01-48	1,664,978	1,672,771
30 Yr Pass Thru	4.000	07-01-48	3,380,540	3,385,271
30 Yr Pass Thru	4.500	11-01-39	2,661,128	2,753,648
30 Yr Pass Thru	4.500	09-01-40	1,417,323	1,467,485
30 Yr Pass Thru	4.500	05-01-41	858,869	889,266
30 Yr Pass Thru	4.500	07-01-41	2,623,449	2,713,020
30 Yr Pass Thru	4.500	01-01-43	1,073,315	1,109,960
30 Yr Pass Thru	4.500	04-01-48	8,013,870	8,254,925
30 Yr Pass Thru	4.500	07-01-48	6,557,452	6,719,862
30 Yr Pass Thru	5.000	04-01-41	1,574,190	1,659,169
30 Yr Pass Thru	5.500	11-01-39	576,838	622,037
30 Yr Pass Thru	6.500	01-01-39	182,190	202,502
30 Yr Pass Thru	7.000	06-01-32	832	933
30 Yr Pass Thru	7.500	04-01-31	2,295	2,600

30 Yr Pass Thru	8.000	01-01-31	1,780	2,024
Foreign government obligations 0.1%				$1,988,183
(Cost $2,344,211)
Argentina 0.1%				1,384,258
Provincia de Buenos Aires Bond (D)	7.875	06-15-27	750,000	589,883
Republic of Argentina Bond	5.875	01-11-28	1,025,000	794,375
Qatar 0.0%				603,925
Government of Qatar Bond (D)	5.103	04-23-48	595,000	603,925

Corporate bonds 16.0%				$303,850,827
(Cost $312,192,552)
Communication services 1.9%				35,937,400
Diversified telecommunication services 0.6%
C&W Senior Financing DAC (D)	6.875	09-15-27	625,000	595,313
C&W Senior Financing DAC (D)	7.500	10-15-26	253,000	253,633
Cablevision SA (D)	6.500	06-15-21	430,000	420,325
Cincinnati Bell, Inc. (D)	7.000	07-15-24	860,000	774,000
CSC Holdings LLC (D)	5.375	02-01-28	360,000	339,300
CSC Holdings LLC (D)	5.500	04-15-27	360,000	345,600
GCI LLC	6.875	04-15-25	570,000	588,166
16	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Iridium Communications, Inc. (D)	10.250	04-15-23	180,000	$196,200
Liquid Telecommunications Financing PLC (D)	8.500	07-13-22	495,000	504,573
Radiate Holdco LLC (D)	6.625	02-15-25	630,000	589,050
Radiate Holdco LLC (D)	6.875	02-15-23	215,000	206,400
Sprint Spectrum Company LLC (D)	3.360	03-20-23	461,250	456,638
Telecom Italia Capital SA	7.200	07-18-36	835,000	819,461
Telecom Italia SpA (D)	5.303	05-30-24	600,000	565,500
UPC Holding BV (D)	5.500	01-15-28	420,000	388,500
Verizon Communications, Inc.	4.400	11-01-34	630,000	595,096
Verizon Communications, Inc.	4.672	03-15-55	637,000	574,173
Verizon Communications, Inc.	4.862	08-21-46	1,735,000	1,660,098
Verizon Communications, Inc.	5.012	08-21-54	555,000	523,084
West Corp. (D)	8.500	10-15-25	285,000	257,213
Windstream Services LLC (D)	10.500	06-30-24	522,000	422,820
Entertainment 0.2%
Activision Blizzard, Inc.	3.400	09-15-26	650,000	610,343
Electronic Arts, Inc.	4.800	03-01-26	1,140,000	1,170,434
Lions Gate Capital Holdings LLC (D)	5.875	11-01-24	318,000	319,590
Netflix, Inc. (D)	4.875	04-15-28	675,000	619,313
Netflix, Inc. (D)	5.875	11-15-28	935,000	918,638
Interactive media and services 0.0%
Rackspace Hosting, Inc. (D)	8.625	11-15-24	630,000	592,200
Media 0.9%
Altice Financing SA (D)	6.625	02-15-23	325,000	321,685
Cablevision Systems Corp.	5.875	09-15-22	525,000	527,625
CBS Corp.	3.375	03-01-22	326,000	320,862
CBS Corp.	3.700	08-15-24	585,000	566,519
Cengage Learning, Inc. (D)	9.500	06-15-24	785,000	674,119
Cequel Communications Holdings I LLC (D)	7.500	04-01-28	520,000	538,964
Charter Communications Operating LLC	4.200	03-15-28	1,323,000	1,239,537
Charter Communications Operating LLC	5.750	04-01-48	1,225,000	1,156,501
Charter Communications Operating LLC	6.484	10-23-45	1,390,000	1,420,665
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	621,000	630,439
McGraw-Hill Global Education Holdings LLC (D)	7.875	05-15-24	455,000	387,319
MDC Partners, Inc. (D)	6.500	05-01-24	625,000	512,500
Meredith Corp. (D)	6.875	02-01-26	920,000	920,000
Midcontinent Communications (D)	6.875	08-15-23	545,000	566,800
Myriad International Holdings BV (D)	4.850	07-06-27	250,000	241,280
Myriad International Holdings BV (D)	5.500	07-21-25	915,000	933,941
National CineMedia LLC	6.000	04-15-22	240,000	242,400
Sinclair Television Group, Inc. (D)	5.625	08-01-24	375,000	359,063
Sirius XM Radio, Inc. (D)	5.000	08-01-27	1,240,000	1,165,216
Sirius XM Radio, Inc. (D)	5.375	07-15-26	700,000	684,600
Tribune Media Company	5.875	07-15-22	650,000	658,125
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	17

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Viacom, Inc.	4.375	03-15-43	403,000	$329,838
Viacom, Inc.	5.850	09-01-43	654,000	652,880
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	600,000	578,497
Warner Media LLC	3.800	02-15-27	621,000	581,411
WMG Acquisition Corp. (D)	4.875	11-01-24	360,000	351,000
WMG Acquisition Corp. (D)	5.500	04-15-26	420,000	409,500
Wireless telecommunication services 0.2%
CC Holdings GS V LLC	3.849	04-15-23	695,000	687,759
Comunicaciones Celulares SA (D)	6.875	02-06-24	285,000	291,519
Millicom International Cellular SA (D)	5.125	01-15-28	200,000	181,700
MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	630,000	563,413
Oztel Holdings SPC, Ltd. (D)	6.625	04-24-28	570,000	558,499
Sprint Capital Corp.	6.875	11-15-28	685,000	673,013
Sprint Corp.	7.875	09-15-23	660,000	704,550
Consumer discretionary 1.4%				27,166,773
Auto components 0.0%
Lear Corp.	5.250	01-15-25	560,000	573,669
Nemak SAB de CV (D)	4.750	01-23-25	475,000	457,378
Automobiles 0.7%
BMW US Capital LLC (D)	3.250	08-14-20	1,210,000	1,208,140
Daimler Finance North America LLC (D)	2.200	05-05-20	655,000	642,709
Daimler Finance North America LLC (D)	3.100	05-04-20	1,088,000	1,081,240
Daimler Finance North America LLC (D)	3.750	11-05-21	1,105,000	1,103,972
Ford Motor Company	4.750	01-15-43	500,000	392,928
Ford Motor Credit Company LLC	3.336	03-18-21	610,000	595,941
Ford Motor Credit Company LLC	3.813	10-12-21	1,450,000	1,419,592
Ford Motor Credit Company LLC	5.875	08-02-21	1,730,000	1,791,138
General Motors Company	4.875	10-02-23	1,130,000	1,143,723
General Motors Financial Company, Inc.	3.550	04-09-21	720,000	713,346
General Motors Financial Company, Inc.	4.000	01-15-25	990,000	937,373
General Motors Financial Company, Inc.	4.300	07-13-25	800,000	765,184
JB Poindexter & Company, Inc. (D)	7.125	04-15-26	175,000	180,250
Nissan Motor Acceptance Corp. (D)	3.650	09-21-21	510,000	510,879
Diversified consumer services 0.0%
frontdoor, Inc. (D)	6.750	08-15-26	205,000	209,100
Graham Holdings Company (D)	5.750	06-01-26	195,000	196,463
Laureate Education, Inc. (D)	8.250	05-01-25	330,000	353,925
Hotels, restaurants and leisure 0.2%
CCM Merger, Inc. (D)	6.000	03-15-22	445,000	452,788
Eldorado Resorts, Inc. (D)	6.000	09-15-26	310,000	304,188
Eldorado Resorts, Inc.	7.000	08-01-23	265,000	278,250
GLP Capital LP	5.375	04-15-26	586,000	582,338
18	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Hilton Domestic Operating Company, Inc. (D)	5.125	05-01-26	335,000	$327,463
Hilton Grand Vacations Borrower LLC	6.125	12-01-24	340,000	343,400
International Game Technology PLC (D)	6.500	02-15-25	570,000	577,125
Jacobs Entertainment, Inc. (D)	7.875	02-01-24	295,000	310,856
Internet and direct marketing retail 0.4%
Amazon.com, Inc.	3.150	08-22-27	1,510,000	1,422,271
Amazon.com, Inc.	4.050	08-22-47	850,000	796,228
eBay, Inc.	2.150	06-05-20	705,000	692,493
Expedia Group, Inc.	3.800	02-15-28	1,305,000	1,178,780
Expedia Group, Inc.	5.000	02-15-26	1,415,000	1,417,048
QVC, Inc.	4.375	03-15-23	565,000	554,887
QVC, Inc.	5.125	07-02-22	580,000	587,329
QVC, Inc.	5.450	08-15-34	630,000	558,323
Leisure products 0.0%
Vista Outdoor, Inc.	5.875	10-01-23	550,000	528,000
Multiline retail 0.1%
Dollar Tree, Inc.	4.200	05-15-28	1,550,000	1,466,531
Specialty retail 0.0%
L Brands, Inc.	6.875	11-01-35	340,000	289,000
Textiles, apparel and luxury goods 0.0%
Eagle Intermediate Global Holding BV (D)	7.500	05-01-25	230,000	222,525
Consumer staples 0.4%				6,746,707
Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	700,000	630,210
Constellation Brands, Inc.	3.200	02-15-23	685,000	663,914
Keurig Dr. Pepper, Inc. (D)	3.551	05-25-21	1,225,000	1,219,291
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (D)	2.700	07-26-22	605,000	579,779
Simmons Foods, Inc. (D)	5.750	11-01-24	410,000	301,350
Food products 0.1%
Conagra Brands, Inc.	3.800	10-22-21	506,000	507,174
Kraft Heinz Foods Company (D)	4.875	02-15-25	525,000	532,588
Kraft Heinz Foods Company	5.200	07-15-45	369,000	346,478
Household products 0.0%
Kronos Acquisition Holdings, Inc. (D)	9.000	08-15-23	545,000	476,875
Personal products 0.1%
Natura Cosmeticos SA (D)	5.375	02-01-23	840,000	818,798
Revlon Consumer Products Corp.	6.250	08-01-24	700,000	397,250
Tobacco 0.0%
Vector Group, Ltd. (D)	6.125	02-01-25	300,000	273,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	19

	Rate (%)	Maturity date	Par value^	Value
Energy 1.8%				$34,952,072
Energy equipment and services 0.2%
Antero Midstream Partners LP	5.375	09-15-24	610,000	594,750
Archrock Partners LP	6.000	04-01-21	669,000	662,310
Archrock Partners LP	6.000	10-01-22	492,000	487,080
CSI Compressco LP	7.250	08-15-22	842,000	783,060
CSI Compressco LP (D)	7.500	04-01-25	489,000	490,223
Inkia Energy, Ltd. (D)	5.875	11-09-27	220,000	207,847
Oil, gas and consumable fuels 1.6%
Andeavor Logistics LP	4.250	12-01-27	380,000	361,713
Andeavor Logistics LP	5.250	01-15-25	300,000	306,000
Andeavor Logistics LP	6.375	05-01-24	560,000	591,920
Antero Resources Corp.	5.125	12-01-22	674,000	669,366
Cenovus Energy, Inc.	4.450	09-15-42	745,000	616,971
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27	947,000	928,060
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	365,000	375,038
Chesapeake Energy Corp.	7.500	10-01-26	418,000	409,640
Cimarex Energy Company	4.375	06-01-24	540,000	537,670
Colorado Interstate Gas Company LLC (D)	4.150	08-15-26	487,000	471,813
Columbia Pipeline Group, Inc.	4.500	06-01-25	476,000	478,372
Continental Resources, Inc.	5.000	09-15-22	1,409,000	1,421,687
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (E)	7.375	12-15-22	790,000	756,919
DCP Midstream Operating LP	2.700	04-01-19	600,000	595,500
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	1,085,000	971,075
Diamondback Energy, Inc. (D)	4.750	11-01-24	440,000	427,900
Enbridge Energy Partners LP	4.375	10-15-20	890,000	901,868
Enbridge Energy Partners LP (3 month LIBOR + 3.798%) (B)	6.194	10-01-77	615,000	608,915
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	850,000	755,598
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	750,000	702,127
Energy Transfer LP	5.875	01-15-24	460,000	483,000
Energy Transfer Operating LP	4.200	04-15-27	329,000	310,432
Energy Transfer Operating LP	5.150	03-15-45	665,000	586,605
Energy Transfer Partners LP	5.000	10-01-22	150,000	154,557
Energy Transfer Partners LP	5.875	03-01-22	230,000	242,113
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,290,000	1,155,329
Kinder Morgan Energy Partners LP	7.750	03-15-32	525,000	636,749
MPLX LP	4.000	03-15-28	770,000	723,217
Murphy Oil Corp.	5.750	08-15-25	419,000	416,780
Newfield Exploration Company	5.625	07-01-24	305,000	314,150
Newfield Exploration Company	5.750	01-30-22	380,000	391,875
Nostrum Oil & Gas Finance BV (D)	7.000	02-16-25	335,000	268,044
ONEOK Partners LP	5.000	09-15-23	375,000	386,156
20	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Parsley Energy LLC (D)	5.625	10-15-27	575,000	$566,818
Petrobras Global Finance BV	7.375	01-17-27	1,270,000	1,318,070
Petroleos Mexicanos	4.875	01-24-22	710,000	702,637
Petroleos Mexicanos	5.375	03-13-22	260,000	259,948
Sabine Pass Liquefaction LLC	4.200	03-15-28	611,000	581,448
Sabine Pass Liquefaction LLC	5.000	03-15-27	570,000	572,707
Sabine Pass Liquefaction LLC	5.750	05-15-24	590,000	624,880
Sabine Pass Liquefaction LLC	5.875	06-30-26	350,000	371,609
SM Energy Company	6.625	01-15-27	140,000	140,700
Sunoco Logistics Partners Operations LP	3.900	07-15-26	960,000	891,726
Sunoco Logistics Partners Operations LP	4.400	04-01-21	775,000	783,991
Sunoco Logistics Partners Operations LP	5.400	10-01-47	580,000	528,163
Tallgrass Energy Partners LP (D)	4.750	10-01-23	557,000	551,082
Tapstone Energy LLC (D)	9.750	06-01-22	235,000	207,975
Targa Resources Partners LP (D)	5.875	04-15-26	540,000	543,038
Teekay Offshore Partners LP (D)	8.500	07-15-23	545,000	551,813
The Williams Companies, Inc.	3.750	06-15-27	945,000	879,986
The Williams Companies, Inc.	4.550	06-24-24	1,210,000	1,218,012
The Williams Companies, Inc.	5.750	06-24-44	720,000	722,594
WPX Energy, Inc.	5.250	09-15-24	220,000	217,250
YPF SA (D)	8.500	07-28-25	565,000	535,196
Financials 5.2%				98,140,353
Banks 3.1%
Australia & New Zealand Banking Group, Ltd.	2.125	08-19-20	1,130,000	1,105,054
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (D)(E)	6.750	06-15-26	330,000	338,663
Banco Santander SA	4.379	04-12-28	800,000	745,515
Bank of America Corp.	3.950	04-21-25	990,000	960,147
Bank of America Corp.	4.200	08-26-24	365,000	362,476
Bank of America Corp.	4.250	10-22-26	333,000	323,400
Bank of America Corp.	4.450	03-03-26	1,160,000	1,147,951
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (E)	6.300	03-10-26	1,440,000	1,517,400
Banque Federative du Credit Mutuel SA (D)	2.200	07-20-20	1,100,000	1,076,801
Barclays Bank PLC	2.650	01-11-21	1,760,000	1,721,633
Barclays Bank PLC (D)	10.179	06-12-21	345,000	392,341
Barclays PLC	4.375	01-12-26	670,000	643,060
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (E)	7.750	09-15-23	670,000	668,459
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (D)(E)	7.000	08-16-28	645,000	635,325
BPCE SA (D)	4.500	03-15-25	730,000	705,848
BPCE SA (D)	5.700	10-22-23	900,000	931,709
Canadian Imperial Bank of Commerce	2.700	02-02-21	1,940,000	1,908,611
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	2.350	08-02-21	1,135,000	$1,096,373
Citigroup, Inc.	4.600	03-09-26	1,357,000	1,346,681
Citigroup, Inc.	5.500	09-13-25	410,000	430,044
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (E)	6.250	08-15-26	1,080,000	1,102,950
Citizens Bank NA	2.200	05-26-20	985,000	966,635
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (D)(E)	11.000	06-30-19	534,000	558,564
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(E)	7.875	01-23-24	605,000	625,494
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (E)	5.100	06-30-23	665,000	633,413
Freedom Mortgage Corp. (D)	8.125	11-15-24	630,000	582,750
Freedom Mortgage Corp. (D)	8.250	04-15-25	250,000	231,250
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (E)	6.375	09-17-24	255,000	247,095
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (E)	6.875	06-01-21	775,000	803,094
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	1,210,000	1,197,531
ING Bank NV (D)	5.800	09-25-23	895,000	937,234
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (E)	6.500	04-16-25	210,000	199,080
JPMorgan Chase & Co.	2.400	06-07-21	1,255,000	1,222,701
JPMorgan Chase & Co.	3.200	06-15-26	985,000	921,901
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%)	3.514	06-18-22	1,750,000	1,747,078
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (E)	6.750	02-01-24	1,065,000	1,135,823
Lloyds Banking Group PLC	4.450	05-08-25	1,800,000	1,790,799
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	750,000	756,563
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	765,000	750,656
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (B)	2.961	12-01-21	490,000	487,614
PNC Bank NA	2.450	07-28-22	1,410,000	1,353,761
PNC Bank NA	2.500	01-22-21	1,575,000	1,544,912
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%)	3.374	08-13-21	1,255,000	1,248,799
Regions Financial Corp.	2.750	08-14-22	1,300,000	1,250,020
Santander Holdings USA, Inc.	3.400	01-18-23	640,000	610,943
Santander Holdings USA, Inc.	3.700	03-28-22	1,125,000	1,104,614
Santander UK Group Holdings PLC (D)	4.750	09-15-25	700,000	672,272
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (D)(E)	7.375	09-13-21	700,000	709,625
22	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (D)(E)	8.000	09-29-25	800,000	$812,000
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (E)	8.250	11-29-18	525,000	526,600
SunTrust Bank	2.450	08-01-22	1,125,000	1,077,593
SunTrust Bank (2.590% to 1-29-20, then 3 month LIBOR + 0.297%)	2.590	01-29-21	1,350,000	1,335,232
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	615,000	593,475
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (E)	6.750	08-01-21	1,435,000	1,513,925
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,125,000	1,082,345
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (E)	8.000	08-10-25	450,000	464,344
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (E)	8.625	08-15-21	390,000	409,988
Wells Fargo & Company, Series K (3 month LIBOR + 3.770%) (B)(E)	6.104	12-15-18	667,000	672,003
Wells Fargo & Company, Series U (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	2,075,000	2,137,250
Wells Fargo Bank N.A.	2.400	01-15-20	1,970,000	1,953,228
Wells Fargo Bank N.A. (3.325% to 7-23-20, then 3 month LIBOR + 0.490%)	3.325	07-23-21	1,820,000	1,813,630
Westpac Banking Corp.	2.150	03-06-20	1,670,000	1,645,969
Capital markets 0.6%
Ares Capital Corp.	3.625	01-19-22	435,000	426,092
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (D)(E)	7.500	12-11-23	450,000	468,566
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (D)(E)	7.500	07-17-23	700,000	712,250
FS Investment Corp.	4.000	07-15-19	505,000	505,964
FS Investment Corp.	4.250	01-15-20	640,000	641,931
Macquarie Bank, Ltd. (D)	4.875	06-10-25	960,000	945,455
Morgan Stanley	3.875	01-27-26	670,000	649,146
Morgan Stanley	5.500	01-26-20	1,000,000	1,026,345
Stifel Financial Corp.	4.250	07-18-24	545,000	542,778
The Goldman Sachs Group, Inc.	2.300	12-13-19	1,705,000	1,687,197
The Goldman Sachs Group, Inc.	3.850	01-26-27	1,580,000	1,514,204
UBS AG (D)	2.450	12-01-20	1,270,000	1,242,202
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (D)	2.859	08-15-23	1,300,000	1,245,548
Consumer finance 0.5%
Ally Financial, Inc.	5.125	09-30-24	1,365,000	1,387,181
American Express Company	2.500	08-01-22	1,245,000	1,190,024
Avolon Holdings Funding, Ltd. (D)	5.125	10-01-23	550,000	539,688
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Capital One Financial Corp.	3.450	04-30-21	1,125,000	$1,120,116
Capital One Financial Corp.	3.500	06-15-23	545,000	532,975
Credit Acceptance Corp.	6.125	02-15-21	590,000	591,357
Credito Real SAB de CV (D)	7.250	07-20-23	450,000	448,875
Credito Real SAB de CV (9.125% to 11-29-22, then 10 Year CMT + 7.026%) (D)(E)	9.125	11-29-22	510,000	500,315
Discover Financial Services	3.950	11-06-24	1,090,000	1,065,387
Discover Financial Services	4.100	02-09-27	293,000	276,234
Enova International, Inc. (D)	8.500	09-01-24	142,000	133,480
Enova International, Inc. (D)	8.500	09-15-25	655,000	620,613
Springleaf Finance Corp.	6.875	03-15-25	260,000	248,950
Diversified financial services 0.3%
ASP AMC Merger Sub, Inc. (D)	8.000	05-15-25	485,000	363,750
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (D)	6.125	11-30-21	148,706	151,323
Jefferies Financial Group, Inc.	5.500	10-18-23	945,000	977,498
Jefferies Group LLC	4.150	01-23-30	815,000	711,176
Jefferies Group LLC	4.850	01-15-27	983,000	944,399
Refinitiv US Holdings, Inc. (D)	6.250	05-15-26	100,000	99,500
Refinitiv US Holdings, Inc. (D)	8.250	11-15-26	160,000	155,200
Trident Merger Sub, Inc. (D)	6.625	11-01-25	200,000	187,000
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	1,169,000	1,151,465
Insurance 0.5%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	785,000	796,147
AXA SA	8.600	12-15-30	340,000	431,800
Brighthouse Financial, Inc.	3.700	06-22-27	1,370,000	1,180,658
CNO Financial Group, Inc.	5.250	05-30-25	825,000	832,219
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) (D)	7.800	03-07-87	1,011,000	1,157,595
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-66	660,000	684,420
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (D)	9.250	04-08-68	320,000	424,000
Nationstar Mortgage Holdings, Inc. (D)	8.125	07-15-23	375,000	381,563
Nationstar Mortgage Holdings, Inc. (D)	9.125	07-15-26	300,000	306,060
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (D)	5.100	10-16-44	705,000	706,763
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,868,000	1,943,654
Teachers Insurance & Annuity Association of America (D)	4.270	05-15-47	990,000	926,981
Thrifts and mortgage finance 0.2%
Ladder Capital Finance Holdings LLLP (D)	5.250	03-15-22	220,000	218,900
24	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Ladder Capital Finance Holdings LLLP (D)	5.250	10-01-25	340,000	$315,350
MGIC Investment Corp.	5.750	08-15-23	202,000	207,050
Quicken Loans, Inc. (D)	5.250	01-15-28	1,695,000	1,504,313
Quicken Loans, Inc. (D)	5.750	05-01-25	865,000	833,644
Radian Group, Inc.	4.500	10-01-24	300,000	288,750
Radian Group, Inc.	5.250	06-15-20	216,000	219,780
Stearns Holdings LLC (D)	9.375	08-15-20	289,000	288,278
Health care 0.8%				15,789,951
Biotechnology 0.1%
Celgene Corp.	2.875	02-19-21	645,000	635,454
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,190,000	1,078,549
Health care providers and services 0.6%
Centene Corp. (D)	5.375	06-01-26	625,000	634,375
CVS Health Corp.	3.350	03-09-21	1,700,000	1,692,535
CVS Health Corp.	5.050	03-25-48	1,610,000	1,569,496
DaVita, Inc.	5.000	05-01-25	975,000	917,719
Express Scripts Holding Company	2.600	11-30-20	1,215,000	1,192,014
HCA, Inc.	5.250	04-15-25	745,000	760,831
HCA, Inc.	5.250	06-15-26	710,000	722,425
HCA, Inc.	7.500	02-15-22	645,000	699,825
MEDNAX, Inc. (D)	5.250	12-01-23	665,000	665,000
Select Medical Corp.	6.375	06-01-21	805,000	812,044
Team Health Holdings, Inc. (C)(D)	6.375	02-01-25	150,000	129,000
Universal Health Services, Inc. (D)	4.750	08-01-22	500,000	500,000
Universal Health Services, Inc. (D)	5.000	06-01-26	733,000	725,670
Life sciences tools and services 0.0%
IQVIA, Inc. (D)	4.875	05-15-23	565,000	558,644
Pharmaceuticals 0.1%
Allergan Funding SCS	3.800	03-15-25	635,000	611,911
Bausch Health Companies, Inc. (D)	6.125	04-15-25	875,000	804,738
Bayer US Finance II LLC (D)	3.500	06-25-21	500,000	496,840
Teva Pharmaceutical Finance Netherlands III BV (C)	6.750	03-01-28	570,000	582,881
Industrials 1.8%				33,092,345
Aerospace and defense 0.1%
Arconic, Inc. (C)	5.125	10-01-24	791,000	776,169
Huntington Ingalls Industries, Inc. (D)	5.000	11-15-25	1,267,000	1,310,078
Kratos Defense & Security Solutions, Inc. (D)	6.500	11-30-25	500,000	516,500
Air freight and logistics 0.0%
XPO Logistics, Inc. (D)	6.500	06-15-22	479,000	490,975
Airlines 0.8%
Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	11-15-26	526,202	527,728
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	07-15-27	815,000	$783,867
American Airlines 2000-1 Pass Through Trust	6.977	11-23-22	198,802	203,991
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	873,649	893,830
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	670,736	641,961
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	527,311	515,921
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	904,353	895,309
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	591,200	575,770
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	674,338	655,658
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	384,311	366,094
Azul Investments LLP (C)(D)	5.875	10-26-24	740,000	666,925
British Airways 2013-1 Class A Pass Through Trust (D)	4.625	06-20-24	676,016	689,740
British Airways 2013-1 Class B Pass Through Trust (D)	5.625	12-20-21	139,516	141,539
British Airways 2018-1 Class A Pass Through Trust (D)	4.125	03-20-33	359,973	356,049
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	382,968	400,929
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	312,267	330,379
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	129,479	130,256
Delta Air Lines, Inc.	3.625	03-15-22	1,075,000	1,056,911
Delta Air Lines, Inc.	4.375	04-19-28	850,000	809,650
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	141,534	146,106
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	949,595	938,960
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	541,105	540,726
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	719,900	683,113
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,081,609	1,040,832
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	238,000	238,190
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	196,007	208,727
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	412,665	440,685
Building products 0.1%
Masco Corp.	4.375	04-01-26	555,000	547,174
Masco Corp.	4.450	04-01-25	550,000	547,825
Owens Corning	4.200	12-15-22	380,000	378,900
Commercial services and supplies 0.1%
LSC Communications, Inc. (D)	8.750	10-15-23	450,000	482,063
Prime Security Services Borrower LLC (D)	9.250	05-15-23	446,000	471,288
Tervita Escrow Corp. (D)	7.625	12-01-21	395,000	400,925
26	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering 0.1%
AECOM	5.125	03-15-27	920,000	$855,600
Tutor Perini Corp. (D)	6.875	05-01-25	200,000	200,250
Electrical equipment 0.0%
EnerSys (D)	5.000	04-30-23	200,000	197,500
Resideo Funding, Inc. (D)	6.125	11-01-26	57,000	57,298
Machinery 0.0%
Stevens Holding Company, Inc. (D)	6.125	10-01-26	57,000	56,793
Professional services 0.2%
Equifax, Inc.	3.600	08-15-21	670,000	664,450
Equifax, Inc.	7.000	07-01-37	190,000	215,430
IHS Markit, Ltd. (D)	4.000	03-01-26	675,000	635,276
IHS Markit, Ltd. (D)	4.750	02-15-25	310,000	306,894
IHS Markit, Ltd.	4.750	08-01-28	760,000	742,163
IHS Markit, Ltd. (D)	5.000	11-01-22	380,000	387,904
Verisk Analytics, Inc.	4.000	06-15-25	1,008,000	993,814
Trading companies and distributors 0.4%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (D)	6.500	06-15-45	730,000	748,250
AerCap Ireland Capital DAC	4.625	10-30-20	960,000	974,162
AerCap Ireland Capital DAC	5.000	10-01-21	855,000	877,940
Ahern Rentals, Inc. (D)	7.375	05-15-23	885,000	819,731
Aircastle, Ltd.	4.400	09-25-23	425,000	420,890
Aircastle, Ltd.	5.500	02-15-22	415,000	429,662
Aircastle, Ltd.	6.250	12-01-19	390,000	400,778
Ashtead Capital, Inc. (D)	4.375	08-15-27	840,000	772,548
H&E Equipment Services, Inc.	5.625	09-01-25	307,000	292,418
United Rentals North America, Inc.	4.875	01-15-28	750,000	675,713
United Rentals North America, Inc.	5.500	07-15-25	580,000	565,138
Information technology 1.1%				21,545,057
Communications equipment 0.1%
Motorola Solutions, Inc.	4.600	02-23-28	1,243,000	1,198,496
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,260,000	1,237,373
Electronic equipment, instruments and components 0.1%
Tech Data Corp.	4.950	02-15-27	1,355,000	1,307,859
Trimble, Inc.	4.900	06-15-28	670,000	665,003
IT services 0.1%
Banff Merger Sub, Inc. (D)	9.750	09-01-26	517,000	499,551
VeriSign, Inc.	4.750	07-15-27	340,000	320,127
VeriSign, Inc.	5.250	04-01-25	565,000	563,588
Semiconductors and semiconductor equipment 0.3%
Advanced Micro Devices, Inc.	7.000	07-01-24	416,000	433,160
Broadcom Corp.	2.375	01-15-20	1,130,000	1,115,822
Marvell Technology Group, Ltd.	4.875	06-22-28	1,000,000	981,037
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	27

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Microchip Technology, Inc. (D)	3.922	06-01-21	570,000	$565,889
Microchip Technology, Inc. (D)	4.330	06-01-23	1,510,000	1,476,440
NXP BV (D)	4.625	06-01-23	1,485,000	1,472,006
Qorvo, Inc. (D)	5.500	07-15-26	260,000	260,650
Software 0.3%
Autodesk, Inc.	3.500	06-15-27	474,000	435,614
CA, Inc.	3.600	08-15-22	815,000	805,983
CDK Global, Inc.	5.875	06-15-26	180,000	181,350
Citrix Systems, Inc.	4.500	12-01-27	1,015,000	962,232
j2 Cloud Services LLC (D)	6.000	07-15-25	272,000	269,620
Microsoft Corp.	4.450	11-03-45	825,000	853,662
Open Text Corp. (D)	5.875	06-01-26	310,000	311,550
Symantec Corp. (D)	5.000	04-15-25	705,000	663,255
VMware, Inc.	2.950	08-21-22	717,000	687,249
Technology hardware, storage and peripherals 0.2%
Dell International LLC (D)	6.020	06-15-26	1,790,000	1,856,111
Dell International LLC (D)	8.350	07-15-46	1,413,000	1,636,242
Western Digital Corp.	4.750	02-15-26	850,000	785,188
Materials 0.6%				11,844,763
Chemicals 0.3%
Braskem Finance, Ltd. (D)	7.000	05-07-20	650,000	672,750
Braskem Netherlands Finance BV (D)	4.500	01-10-28	785,000	725,144
Cydsa SAB de CV (D)	6.250	10-04-27	665,000	618,124
Mexichem SAB de CV (D)	4.000	10-04-27	380,000	337,250
Mexichem SAB de CV (D)	5.500	01-15-48	835,000	734,391
Syngenta Finance NV (D)	4.441	04-24-23	1,000,000	984,083
Syngenta Finance NV (D)	5.676	04-24-48	365,000	312,452
The Chemours Company	6.625	05-15-23	954,000	975,465
The Sherwin-Williams Company	2.250	05-15-20	505,000	496,385
Construction materials 0.0%
Cemex SAB de CV (D)	6.125	05-05-25	580,000	575,650
U.S. Concrete, Inc.	6.375	06-01-24	300,000	279,750
Containers and packaging 0.1%
Ardagh Packaging Finance PLC (D)	6.000	02-15-25	685,000	642,188
Klabin Finance SA (D)	4.875	09-19-27	705,000	638,695
Metals and mining 0.2%
Anglo American Capital PLC (D)	4.750	04-10-27	625,000	601,843
Commercial Metals Company	5.375	07-15-27	231,000	213,964
First Quantum Minerals, Ltd. (D)	6.875	03-01-26	450,000	388,688
First Quantum Minerals, Ltd. (D)	7.500	04-01-25	350,000	312,375
Vale Overseas, Ltd.	6.250	08-10-26	538,000	574,315
Vedanta Resources PLC (D)	6.125	08-09-24	450,000	396,883
Vedanta Resources PLC (D)	6.375	07-30-22	535,000	500,493
28	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Paper and forest products 0.0%
Norbord, Inc. (D)	6.250	04-15-23	550,000	$558,250
Suzano Austria GmbH (D)	6.000	01-15-29	300,000	305,625
Real estate 0.3%				6,259,590
Equity real estate investment trusts 0.3%
American Homes 4 Rent LP	4.250	02-15-28	765,000	725,185
American Tower Corp.	3.550	07-15-27	1,228,000	1,128,902
American Tower Corp.	4.700	03-15-22	550,000	564,617
Equinix, Inc.	5.375	05-15-27	488,000	483,120
Iron Mountain, Inc. (D)	4.875	09-15-27	535,000	476,150
Iron Mountain, Inc.	5.750	08-15-24	745,000	731,031
Omega Healthcare Investors, Inc.	4.500	01-15-25	485,000	471,068
Ventas Realty LP	3.500	02-01-25	820,000	778,991
VEREIT Operating Partnership LP	4.600	02-06-24	900,000	900,526
Utilities 0.7%				12,375,816
Electric utilities 0.3%
ABY Transmision Sur SA (D)	6.875	04-30-43	518,490	576,172
Electricite de France SA (D)	3.625	10-13-25	550,000	525,199
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (D)(E)	5.250	01-29-23	1,205,000	1,160,295
Emera US Finance LP	3.550	06-15-26	420,000	389,356
Empresa Electrica Angamos SA (D)	4.875	05-25-29	516,510	503,435
Instituto Costarricense de Electricidad (D)	6.375	05-15-43	515,000	365,006
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (E)	6.250	02-01-22	450,000	463,500
Southern Power Company	1.950	12-15-19	655,000	644,821
Gas utilities 0.0%
AmeriGas Partners LP	5.500	05-20-25	680,000	635,800
Independent power and renewable electricity producers 0.3%
Clearway Energy Operating LLC	5.375	08-15-24	679,000	671,786
Greenko Dutch BV (D)	4.875	07-24-22	740,000	695,822
Greenko Dutch BV (D)	5.250	07-24-24	375,000	339,150
IPALCO Enterprises, Inc.	3.700	09-01-24	133,000	128,405
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,235,000	1,174,402
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	255,000	235,238
NRG Energy, Inc.	6.250	05-01-24	1,000,000	1,020,880
NRG Energy, Inc.	6.625	01-15-27	670,000	692,613
Multi-utilities 0.1%
CenterPoint Energy, Inc.	2.500	09-01-22	535,000	510,816
Dominion Energy, Inc.	2.579	07-01-20	685,000	674,520

Enable Midstream Partners LP	4.950	05-15-28	990,000	968,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	29

	Rate (%)	Maturity date	Par value^	Value

Convertible bonds 0.0%				$630,000
(Cost $626,530)
Utilities 0.0%				630,000
Independent power and renewable electricity producers 0.0%

Clearway Energy, Inc. (D)	3.250	06-01-20	630,000	630,000
Capital preferred securities 0.1%				$1,110,464
(Cost $1,098,381)
Financials 0.1%				1,110,464
Banks 0.0%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (B)(E)	4.000	11-19-18	539,000	441,306
Capital markets 0.1%

State Street Corp. (3 month LIBOR + 1.000%) (B)	3.334	06-01-77	762,000	669,158
Term loans (F) 0.0%				$680,432
(Cost $681,760)
Communication services 0.0%				475,299
Entertainment 0.0%
Metro-Goldwyn-Mayer, Inc. (1 month LIBOR + 4.500%)	6.810	07-03-26	475,000	475,299
Financials 0.0%				205,133
Capital markets 0.0%

LSF9 Atlantis Holdings LLC (1 month LIBOR + 6.000%)	8.281	05-01-23	213,125	205,133
Collateralized mortgage obligations 2.2%				$42,332,879
(Cost $43,429,490)
Commercial and residential 1.7%				32,781,151
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A1 (D)(G)	3.258	04-27-48	235,111	234,205
Series 2018-3, Class A1 (D)(G)	3.649	09-25-48	537,044	537,609
AOA Mortgage Trust Series 2015-1177, Class C (D)(G)	3.010	12-13-29	575,000	556,317
Arroyo Mortgage Trust Series 2018-1, Class A1 (D)(G)	3.763	04-25-48	1,796,159	1,792,964
BBCMS Mortgage Trust
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (B)(D)	3.251	03-15-37	760,000	758,567
Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (B)(D)	4.717	03-15-37	500,000	500,498
BBCMS Trust
Series 2015-MSQ, Class D (D)(G)	3.990	09-15-32	600,000	589,292
Series 2015-SRCH, Class D (D)(G)	4.957	08-10-35	840,000	853,564
BHMS Mortgage Trust Series 2018-ATLS, Class A (1 month LIBOR + 1.250%) (B)(D)	3.530	07-15-35	745,000	744,758
BWAY Mortgage Trust Series 2015-1740, Class XA IO (D)	0.896	01-10-35	7,015,000	197,770
30	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (B)(D)	3.601	03-15-37	480,000	$480,294
Series 2018-IND, Class A (1 month LIBOR + 0.750%) (B)(D)	3.080	11-15-35	1,475,000	1,474,054
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (D)(G)	3.786	04-10-28	400,000	395,293
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (B)(D)	4.430	07-15-32	625,000	624,610
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (B)(D)	4.530	11-15-36	835,000	837,077
Citigroup Commercial Mortgage Trust Series 2017-1500, Class E (1 month LIBOR + 2.500%) (B)(D)	4.780	07-15-32	260,000	259,119
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (B)(D)	3.387	06-11-32	370,000	369,532
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) (B)(D)	4.380	04-15-36	835,000	836,544
COLT Mortgage Loan Trust Series 2018-2, Class A1 (D)(G)	3.470	07-27-48	213,753	212,985
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.652	08-15-45	3,940,724	198,592
Series 2012-CR3 Class XA IO	1.876	10-15-45	5,604,755	333,225
Series 2013-CR6, Class XA IO	1.067	03-10-46	4,561,842	134,854
Series 2013-CR8, Class XA IO	0.460	06-10-46	7,767,920	121,650
Series 2014-CR15, Class XA IO	1.125	02-10-47	7,182,019	232,168
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.449	05-10-51	6,520,155	236,253
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(G)	4.394	08-10-30	1,095,000	1,092,164
Series 2013-LC13, Class B (D)(G)	5.009	08-10-46	505,000	521,515
Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (B)(D)	4.383	02-13-32	605,000	608,002
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) (B)(D)	4.431	08-13-27	635,000	637,224
Core Industrial Trust
Series 2015-CALW, Class F (D)(G)	3.850	02-10-34	560,000	545,166
Series 2015-CALW, Class XA IO (D)	0.810	02-10-34	6,830,434	154,101
DBGS Mortgage Trust Series 2018-BIOD, Class A (1 month LIBOR + 0.803%) (B)(D)	3.083	05-15-35	993,983	993,550
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (D)(G)	3.382	12-15-34	860,000	853,629
Series 2015-NRF, Class EFX (D)(G)	3.382	12-15-34	1,305,000	1,290,566
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	31

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Galton Funding Mortgage Trust Series 2018-1, Class A43 (D)(G)	3.500	11-25-57	461,338	$457,402
GMACM Mortgage Loan Trust Series 2004-AR2, Class 3A (G)	4.695	08-19-34	78,022	75,525
Great Wolf Trust Series 2017-WOLF, Class E (1 month LIBOR + 3.100%) (B)(D)	5.530	09-15-34	210,000	210,260
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.212	05-10-45	6,222,105	280,540
Series 2015-590M, Class C (D)(G)	3.805	10-10-35	320,000	309,750
Series 2016-RENT, Class D (D)(G)	4.067	02-10-29	915,000	905,545
Series 2017-485L, Class C (D)(G)	3.982	02-10-37	535,000	516,412
Series 2017-500K, Class F (1 month LIBOR + 1.800%) (B)(D)	4.080	07-15-32	215,000	215,000
Series 2017-500K, Class G (1 month LIBOR + 2.500%) (B)(D)	4.780	07-15-32	120,000	120,075
Series 2018-CHLL, Class E (1 month LIBOR + 2.350%) (B)(D)	3.938	02-15-37	350,000	351,310
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (B)(D)	3.980	12-15-34	250,000	249,995
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (B)(D)	6.179	08-05-34	355,000	354,332
IMT Trust Series 2017-APTS, Class CFX (D)(G)	3.497	06-15-34	400,000	383,427
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	1.232	07-25-35	3,892,658	52,820
Series 2005-AR8, Class AX2 IO	1.235	05-25-35	4,212,453	86,356
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (D)	1.431	07-05-32	6,341,200	289,022
Series 2015-MAR7, Class C (D)	4.490	06-05-32	570,000	559,445
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (B)(D)	3.190	06-15-35	425,000	424,329
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (B)(D)	3.680	11-15-34	850,000	849,461
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (G)	4.582	08-25-34	151,897	151,639
MSCG Trust Series 2016-SNR, Class D (D)	6.550	11-15-34	637,500	628,069
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(G)	3.790	11-15-32	745,000	723,664
Series 2018-ALXA, Class C (D)(G)	4.316	01-15-43	380,000	373,066
One Market Plaza Trust Series 2017-1MKT, Class D (D)	4.146	02-10-32	455,000	442,547
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (D)(G)	3.793	03-25-48	324,940	324,891
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (G)	2.889	03-25-44	132,432	129,934
32	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (D)	1.329	05-10-63	5,345,420	$209,235
VNDO Mortgage Trust Series 2013-PENN, Class D (D)(G)	3.947	12-13-29	844,000	839,169
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (D)(G)	2.710	03-18-28	1,050,000	1,031,865
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (B)(D)	3.930	12-15-34	295,000	296,207
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (B)(D)	4.851	11-15-29	120,514	120,288
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (D)	1.887	11-15-45	5,110,468	309,666
Series 2013-C16, Class B (G)	5.038	09-15-46	290,000	302,194
U.S. Government Agency 0.5%				9,551,728
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (B)	4.216	12-25-28	157,122	158,851
Series K005, Class AX IO	1.532	11-25-19	5,188,366	62,380
Series K017, Class X1 IO	1.482	12-25-21	5,140,611	171,445
Series K021, Class X1 IO	1.586	06-25-22	295,248	12,761
Series K022, Class X1 IO	1.364	07-25-22	10,732,885	406,949
Series K709, Class X1 IO	1.627	03-25-19	2,532,168	6,475
Series K710, Class X1 IO	1.858	05-25-19	6,837,542	29,131
Series K711, Class X1 IO	1.803	07-25-19	7,292,992	40,978
Government National Mortgage Association
Series 2012-114, Class IO	0.786	01-16-53	2,606,597	134,743
Series 2016-174, Class IO	0.900	11-16-56	4,898,772	364,945
Series 2017-109, Class IO	0.611	04-16-57	6,133,069	339,541
Series 2017-124, Class IO	0.706	01-16-59	7,472,936	477,696
Series 2017-135, Class IO	0.839	10-16-58	4,903,763	335,542
Series 2017-140, Class IO	0.610	02-16-59	4,304,377	259,397
Series 2017-159, Class IO	0.545	06-16-59	5,997,663	327,856
Series 2017-169, Class IO	0.733	01-16-60	10,242,959	664,509
Series 2017-20, Class IO	0.748	12-16-58	7,111,815	427,941
Series 2017-22, Class IO	1.022	12-16-57	3,182,963	277,827
Series 2017-3, Class IO	0.908	09-16-58	5,817,021	428,294
Series 2017-41, Class IO	0.791	07-16-58	5,540,924	380,357
Series 2017-46, Class IO	0.620	11-16-57	6,964,779	405,989
Series 2017-61, Class IO	0.768	05-16-59	3,237,410	237,995
Series 2018-081, Class IO	0.448	01-16-60	10,916,704	568,113
Series 2018-35, Class IO	0.523	03-16-60	7,326,176	417,084
Series 2018-43, Class IO	0.577	05-16-60	11,330,389	644,853
Series 2018-68, Class IO	0.478	01-16-60	12,512,518	638,614
Series 2018-69, Class IO	0.535	04-16-60	11,108,043	670,780

Series 2018-9, Class IO	0.558	01-16-60	11,763,968	660,682
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	33

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 5.1%				$97,065,607
(Cost $97,970,207)
Asset backed securities 5.1%				97,065,607
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) (B)	2.576	06-22-37	415,000	401,188
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) (B)	2.511	08-25-37	1,725,305	1,690,285
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (B)	2.611	05-25-36	721,050	711,183
Ally Auto Receivables Trust
Series 2017-4, Class A4	1.960	07-15-22	725,000	707,750
Series 2018-1, Class A3	2.310	06-15-22	650,000	643,585
Series 2018-2, Class A4	3.090	06-15-23	1,235,000	1,229,027
Ally Master Owner Trust Series 2018-1, Class A2	2.700	01-17-23	2,125,000	2,094,853
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	2,175,000	2,142,404
Americredit Automobile Receivables Trust Series 2018-2, Class C	3.590	06-18-24	485,000	482,559
Applebee's Funding LLC Series 2014-1, Class A2 (D)	4.277	09-05-44	1,311,750	1,290,525
Arby's Funding LLC Series 2015-1A, Class A2 (D)	4.969	10-30-45	1,197,950	1,203,305
BA Credit Card Trust Series 2017-A1, Class A1	1.950	08-15-22	2,830,000	2,788,076
BMW Vehicle Owner Trust Series 2018-A, Class A3	2.350	04-25-22	1,205,000	1,190,948
Capital One Multi-Asset Execution Trust
Series 2016-A5, Class A5	1.660	06-17-24	1,600,000	1,532,928
Series 2017-A1, Class A1	2.000	01-17-23	2,995,000	2,950,669
CarMax Auto Owner Trust
Series 2016-1, Class A4	1.880	06-15-21	330,000	325,620
Series 2016-2, Class A4	1.680	09-15-21	410,000	401,610
Series 2018-1, Class A3	2.480	11-15-22	575,000	567,453
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1	1.750	11-19-21	2,660,000	2,623,754
Series 2018-A1, Class A1	2.490	01-20-23	2,600,000	2,560,589
CLI Funding LLC Series 2018-1A, Class A (D)	4.030	04-18-43	1,535,702	1,518,963
CNH Equipment Trust
Series 2017-C, Class A3	2.080	02-15-23	680,000	667,516
Series 2018-B, Class A3	3.190	11-15-23	1,050,000	1,047,852
Coinstar Funding LLC Series 2017-1A, Class A2 (D)	5.216	04-25-47	1,068,725	1,076,167
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) (B)	2.651	03-28-35	555,000	539,861
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.648	02-25-35	197,464	196,468
DB Master Finance LLC
34	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2015-1A, Class A2II (D)	3.980	02-20-45	1,230,375	$1,230,375
Series 2017-1A, Class A2I (D)	3.629	11-20-47	394,023	381,682
Series 2017-1A, Class A2II (D)	4.030	11-20-47	307,675	300,026
Discover Card Execution Note Trust Series 2017-A6, Class A6	1.880	02-15-23	2,800,000	2,738,169
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (D)	4.118	07-25-47	1,343,000	1,314,784
Driven Brands Funding LLC Series 2015-1A, Class A2 (D)	5.216	07-20-45	1,294,950	1,325,601
Enterprise Fleet Financing LLC Series 2018-3, Class A2 (D)	3.380	05-20-24	968,000	969,759
Evergreen Credit Card Trust Series 2018-1, Class A (D)	2.950	03-15-23	1,200,000	1,190,009
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (D)	3.857	04-30-47	310,275	307,120
Ford Credit Auto Owner Trust
Series 2016-B, Class A4	1.520	08-15-21	380,000	374,045
Series 2016-C, Class A4	1.400	02-15-22	685,000	666,660
Series 2017-B, Class A4	1.870	09-15-22	295,000	286,364
Series 2017-C, Class A4	2.160	03-15-23	715,000	696,840
Series 2018-B, Class A3	3.330	04-15-23	1,023,000	1,022,797
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1	2.160	09-15-22	1,185,000	1,162,118
GM Financial Consumer Automobile Receivables Trust Series 2017-2A, Class A3 (D)	1.860	12-16-21	1,060,000	1,045,494
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) (B)	2.511	08-25-44	2,568,000	2,524,913
Golden Credit Card Trust Series 2018-1A, Class A (D)	2.620	01-15-23	1,385,000	1,365,319
Hilton Grand Vacations Trust
Series 2017-AA, Class A (D)	2.660	12-26-28	516,360	505,820
Series 2018-AA, Class A (D)	3.540	02-25-32	319,100	318,394
Honda Auto Receivables Owner Trust
Series 2016-4, Class A4	1.360	01-18-23	930,000	909,147
Series 2017-2, Class A4	1.870	09-15-23	320,000	311,863
Series 2017-3, Class A4	1.980	11-20-23	380,000	369,834
Series 2018-2, Class A3	3.010	05-18-22	670,000	667,967
Series 2018-2, Class A4	3.160	08-19-24	915,000	913,102
Series 2018-3, Class A3	2.950	08-22-22	500,000	497,676
Huntington Auto Trust Series 2016-1, Class A4	1.930	04-15-22	1,395,000	1,375,178
Hyundai Auto Lease Securitization Trust Series 2018-A, Class A3 (D)	2.810	04-15-21	870,000	865,913
John Deere Owner Trust Series 2018-A, Class A3	2.660	04-18-22	430,000	426,509
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (B)	2.577	10-27-42	309,922	303,698
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	35

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Mill City Mortgage Loan Trust Series 2018-3, Class A1 (D)(G)	3.500	08-25-58	488,801	$485,149
MMAF Equipment Finance LLC Series 2017-B, Class A3 (D)	2.210	10-17-22	900,000	880,678
MVW Owner Trust
Series 2014-1A, Class A (D)	2.250	09-22-31	73,713	72,081
Series 2015-1A, Class A (D)	2.520	12-20-32	132,278	129,409
Series 2018-1A, Class A (D)	3.450	01-21-36	1,144,228	1,137,554
Navient Private Education Loan Trust Series 2016-AA, Class A2A (D)	3.910	12-15-45	1,341,505	1,351,730
Nelnet Student Loan Trust Series 2006-1, Class A3 (3 month LIBOR + 0.450%) (B)(D)	2.760	08-23-36	570,000	563,606
New Residential Mortgage LLC
Series 2018-FNT1, Class A (D)	3.610	05-25-23	712,300	707,399
Series 2018-FNT2, Class A (D)	3.790	07-25-54	417,682	415,966
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2 (D)	2.540	04-18-22	1,005,000	993,945
Series 2018-1A, Class A2 (D)	3.220	02-15-23	260,000	257,954
Series 2018-2A, Class A2 (D)	3.690	10-16-23	700,000	702,030
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A4	1.540	10-17-22	500,000	488,555
Series 2017-A, Class A3	1.740	08-16-21	740,000	731,582
Series 2017-B, Class A4	1.950	10-16-23	835,000	811,747
Series 2018-A, Class A4	2.890	06-17-24	1,105,000	1,093,711
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (D)	3.193	01-25-23	244,889	243,239
Series 2018-PLS2, Class A (D)	3.265	02-25-23	477,694	474,170
PFS Financing Corp. Series 2018-B, Class A (D)	2.890	02-15-23	875,000	865,114
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4	4.934	08-25-35	482,521	490,720
Santander Drive Auto Receivables Trust
Series 2018-2, Class C	3.350	07-17-23	480,000	476,614
Series 2018-3, Class C	3.510	08-15-23	1,125,000	1,120,182
Sierra Timeshare Receivables Funding LLC Series 2018-2A, Class A (D)	0.010	06-20-35	424,313	422,000
SLM Private Credit Student Loan Trust Series 2006-A, Class A5 (3 month LIBOR + 0.290%) (B)	2.624	06-15-39	319,806	312,093
SoFi Professional Loan Program LLC Series 2017-E, Class A2A (D)	1.860	11-26-40	405,019	399,162
Sonic Capital LLC Series 2016-1A, Class A2 (D)	4.472	05-20-46	375,720	375,325
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (1 month LIBOR + 1.500%) (B)	3.604	02-25-35	142,087	139,874
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) (B)(D)	2.529	10-28-37	2,123,004	2,098,596
36	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Taco Bell Funding LLC Series 2016-1A, Class A2I (D)	3.832	05-25-46	1,167,225	$1,166,116
TAL Advantage V LLC Series 2014-1A, Class A (D)	3.510	02-22-39	250,667	247,308
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A (D)	4.110	07-20-43	662,850	655,476
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(G)	3.730	10-25-53	280,000	279,968
Series 2015-2, Class 1M2 (D)(G)	3.642	11-25-60	815,000	811,284
Series 2016-5, Class A1 (D)(G)	2.500	10-25-56	666,330	647,002
Series 2017-1, Class A1 (D)(G)	2.750	10-25-56	363,774	354,805
Series 2017-2, Class A1 (D)(G)	2.750	04-25-57	250,377	244,927
Series 2018-1, Class A1 (D)(G)	3.000	01-25-58	474,359	462,993
Series 2018-3, Class A1 (D)(G)	3.750	05-25-58	668,108	664,876
Series 2018-4, Class A1 (D)(G)	3.000	06-25-58	1,087,355	1,050,774
Series 2018-5, Class A1A (D)(G)	3.250	08-25-58	291,682	287,414
Series 2018-6, Class A1A (D)(G)	3.750	03-25-58	1,725,000	1,719,318
Toyota Auto Receivables Owner Trust
Series 2017-C, Class A4	1.980	12-15-22	790,000	767,398
Series 2018-A, Class A3	2.360	05-16-22	825,000	814,574
Series 2018-C, Class A3	3.020	12-15-22	1,300,000	1,294,986
Series 2018-D, Class A3	3.480	03-15-23	1,695,000	1,693,372
Triton Container Finance V LLC Series 2018-1A, Class A (D)	3.950	03-20-43	583,833	575,658
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (D)	4.072	02-16-43	521,500	520,106
Volvo Financial Equipment LLC Series 2018-1A, Class A3 (D)	2.540	02-15-22	1,120,000	1,109,508
VSE VOI Mortgage LLC Series 2017-A, Class A (D)	2.330	03-20-35	642,709	619,317
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) (B)(D)	2.575	04-25-40	160,630	153,376
Westgate Resorts LLC
Series 2014-1A, Class A (D)	2.150	12-20-26	349,213	348,311
Series 2014-1A, Class B (D)	3.250	12-20-26	150,162	149,877
Series 2015-2A, Class B (D)	4.000	07-20-28	255,206	254,440
Series 2016-1A, Class A (D)	3.500	12-20-28	256,698	255,695
Series 2017-1A, Class A (D)	3.050	12-20-30	389,342	385,238
World Omni Auto Receivables Trust
Series 2017-B, Class A3	1.950	02-15-23	385,000	377,556
Series 2018-A, Class A3	2.500	04-17-23	1,075,000	1,058,737
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3	3.190	12-15-21	905,000	902,698

	Yield (%)	Shares	Value
Securities lending collateral 0.1%			$2,168,840
(Cost $2,168,868)
John Hancock Collateral Trust (H)	2.2770(I)	216,812	2,168,840

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	37

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.3%				$5,381,000
(Cost $5,381,000)
U.S. Government Agency 0.1%				1,757,000
Federal Home Loan Bank Discount Note	2.050	11-01-18	1,757,000	1,757,000

	Par value^	Value
Repurchase agreement 0.2%		3,624,000
Barclays Tri-Party Repurchase Agreement dated 10-31-18 at 2.180% to be repurchased at $3,624,219 on 11-1-18, collateralized by $4,137,100 U.S. Treasury Bonds, 2.750% due 8-15-47 (valued at $3,696,776 including interest)	3,624,000	3,624,000

Total investments (Cost $1,602,563,258) 99.8%	$1,898,529,281
Other assets and liabilities, net 0.2%	3,882,551
Total net assets 100.0%	$1,902,411,832

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	All or a portion of this security is on loan as of 10-31-18.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(I)	The rate shown is the annualized seven-day yield as of 10-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $1,611,868,874. Net unrealized appreciation aggregated to $286,660,407, of which $362,893,328 related to gross unrealized appreciation and $76,232,921 related to gross unrealized depreciation.
38	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $1,600,394,390) including $2,089,229 of securities loaned	$1,896,360,441
Affiliated investments, at value (Cost $2,168,868)	2,168,840
Total investments, at value (Cost $1,602,563,258)	1,898,529,281
Cash	58,587
Foreign currency, at value (Cost $323,747)	321,338
Dividends and interest receivable	7,066,410
Receivable for fund shares sold	2,298,108
Receivable for investments sold	27,765,349
Receivable for securities lending income	678
Other assets	137,603
Total assets	1,936,177,354
Liabilities
Payable for investments purchased	19,704,477
Payable for fund shares repurchased	10,779,863
Payable upon return of securities loaned	2,174,834
Payable to affiliates
Accounting and legal services fees	206,765
Transfer agent fees	167,156
Distribution and service fees	372,115
Trustees' fees	983
Other liabilities and accrued expenses	359,329
Total liabilities	33,765,522
Net assets	$1,902,411,832
Net assets consist of
Paid-in capital	$1,508,348,891
Accumulated distributable earnings (accumulated loss)	394,062,941
Net assets	$1,902,411,832

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	39

STATEMENT OF ASSETS AND LIABILITIES 10-31-18  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($831,824,773 ÷ 41,222,142 shares)[1]	$20.18
Class B ($19,563,652 ÷ 971,729 shares)[1]	$20.13
Class C ($400,467,266 ÷ 19,877,213 shares)[1]	$20.15
Class I ($453,515,941 ÷ 22,493,057 shares)	$20.16
Class R1 ($3,575,397 ÷ 176,476 shares)	$20.26
Class R2 ($3,601,130 ÷ 178,738 shares)	$20.15
Class R3 ($4,651,667 ÷ 230,037 shares)	$20.22
Class R4 ($17,298,359 ÷ 853,501 shares)	$20.27
Class R5 ($2,215,638 ÷ 109,492 shares)	$20.24
Class R6 ($165,698,009 ÷ 8,207,914 shares)	$20.19
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
40	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Interest	$26,267,840
Dividends	25,429,564
Securities lending	26,971
Less foreign taxes withheld	(395,797)
Total investment income	51,328,578
Expenses
Investment management fees	11,685,480
Distribution and service fees	7,586,934
Accounting and legal services fees	415,884
Transfer agent fees	1,954,558
Trustees' fees	29,133
Custodian fees	287,124
State registration fees	183,741
Printing and postage	178,594
Professional fees	92,153
Other	65,370
Total expenses	22,478,971
Less expense reductions	(184,614)
Net expenses	22,294,357
Net investment income	29,034,221
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	118,116,782
Affiliated investments	(1,379)
118,115,403
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(94,677,667)
Affiliated investments	109
(94,677,558)
Net realized and unrealized gain	23,437,845
Increase in net assets from operations	$52,472,066

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$29,034,221	$27,596,657
Net realized gain	118,115,403	59,059,641
Change in net unrealized appreciation (depreciation)	(94,677,558)	142,842,912
Increase in net assets resulting from operations	52,472,066	229,499,210
Distributions to shareholders
From net investment income and net realized gain
Class A	(32,473,824)	—
Class B	(1,015,533)	—
Class C	(15,845,991)	—
Class I	(17,490,953)	—
Class R1	(152,918)	—
Class R2	(135,910)	—
Class R3	(183,025)	—
Class R4	(922,438)	—
Class R5	(215,015)	—
Class R6	(6,630,750)	—
From net investment income
Class A	—	(13,848,926)
Class B	—	(427,107)
Class C	—	(4,994,722)
Class I	—	(8,277,530)
Class R1	—	(73,151)
Class R2	—	(116,345)
Class R3	—	(63,412)
Class R4	—	(450,066)
Class R5	—	(37,873)
Class R6	—	(252,670)
Total distributions	(75,066,357)	(28,541,802)
From fund share transactions	(6,427,872)	19,773,956
Total increase (decrease)	(29,022,163)	220,731,364
Net assets
Beginning of year	1,931,433,995	1,710,702,631
End of year[1]	$1,902,411,832	$1,931,433,995

[1]	Net assets - End of year includes undistributed net investment income of $2,845,391 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
42	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.40	$18.29	$18.56	$19.34	$18.62
Net investment income[1]	0.32	0.32	0.32	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.28	2.12	0.25	(0.19)	1.46
Total from investment operations	0.60	2.44	0.57	0.17	1.85
Less distributions
From net investment income	(0.34)	(0.33)	(0.32)	(0.40)	(0.42)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.82)	(0.33)	(0.84)	(0.95)	(1.13)
Net asset value, end of period	$20.18	$20.40	$18.29	$18.56	$19.34
Total return (%)[2,3]	2.89	13.41	3.26	0.98	10.43
Ratios and supplemental data
Net assets, end of period (in millions)	$832	$817	$866	$808	$675
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.08	1.09	1.09	1.10
Expenses including reductions	1.06	1.08	1.09	1.09	1.09
Net investment income	1.57	1.62	1.77	1.92	2.07
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	43

CLASS B SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.36	$18.25	$18.52	$19.30	$18.58
Net investment income[1]	0.18	0.18	0.19	0.23	0.26
Net realized and unrealized gain (loss) on investments	0.26	2.12	0.25	(0.19)	1.46
Total from investment operations	0.44	2.30	0.44	0.04	1.72
Less distributions
From net investment income	(0.19)	(0.19)	(0.19)	(0.27)	(0.29)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.67)	(0.19)	(0.71)	(0.82)	(1.00)
Net asset value, end of period	$20.13	$20.36	$18.25	$18.52	$19.30
Total return (%)[2,3]	2.13	12.66	2.54	0.27	9.68
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$36	$49	$67	$80
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.78	1.79	1.79	1.80
Expenses including reductions	1.76	1.78	1.79	1.78	1.79
Net investment income	0.88	0.93	1.08	1.23	1.38
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
44	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.37	$18.26	$18.53	$19.31	$18.59
Net investment income[1]	0.18	0.18	0.19	0.23	0.26
Net realized and unrealized gain (loss) on investments	0.27	2.12	0.25	(0.19)	1.46
Total from investment operations	0.45	2.30	0.44	0.04	1.72
Less distributions
From net investment income	(0.19)	(0.19)	(0.19)	(0.27)	(0.29)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.67)	(0.19)	(0.71)	(0.82)	(1.00)
Net asset value, end of period	$20.15	$20.37	$18.26	$18.53	$19.31
Total return (%)[2,3]	2.18	12.65	2.54	0.27	9.67
Ratios and supplemental data
Net assets, end of period (in millions)	$400	$499	$507	$501	$422
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.78	1.79	1.79	1.80
Expenses including reductions	1.76	1.78	1.79	1.78	1.79
Net investment income	0.87	0.93	1.07	1.22	1.37
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	45

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.39	$18.28	$18.55	$19.33	$18.61
Net investment income[1]	0.38	0.37	0.37	0.42	0.45
Net realized and unrealized gain (loss) on investments	0.27	2.12	0.26	(0.19)	1.47
Total from investment operations	0.65	2.49	0.63	0.23	1.92
Less distributions
From net investment income	(0.40)	(0.38)	(0.38)	(0.46)	(0.49)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.88)	(0.38)	(0.90)	(1.01)	(1.20)
Net asset value, end of period	$20.16	$20.39	$18.28	$18.55	$19.33
Total return (%)[2]	3.16	13.77	3.59	1.31	10.80
Ratios and supplemental data
Net assets, end of period (in millions)	$454	$522	$233	$195	$131
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.77	0.78	0.78	0.79
Expenses including reductions	0.77	0.77	0.78	0.77	0.78
Net investment income	1.85	1.91	2.09	2.23	2.38
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.48	$18.36	$18.62	$19.41	$18.68
Net investment income[1]	0.26	0.25	0.26	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.27	2.13	0.26	(0.20)	1.47
Total from investment operations	0.53	2.38	0.52	0.10	1.80
Less distributions
From net investment income	(0.27)	(0.26)	(0.26)	(0.34)	(0.36)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.75)	(0.26)	(0.78)	(0.89)	(1.07)
Net asset value, end of period	$20.26	$20.48	$18.36	$18.62	$19.41
Total return (%)[2]	2.52	13.03	2.95	0.58	10.10
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$5	$6	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.43	1.44	1.44	1.44
Expenses including reductions	1.40	1.42	1.43	1.43	1.43
Net investment income	1.23	1.29	1.43	1.59	1.73
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	47

CLASS R2 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.37	$18.27	$18.53	$19.33	$18.62
Net investment income[1]	0.30	0.31	0.29	0.34	0.42
Net realized and unrealized gain (loss) on investments	0.28	2.10	0.27	(0.19)	1.45
Total from investment operations	0.58	2.41	0.56	0.15	1.87
Less distributions
From net investment income	(0.32)	(0.31)	(0.30)	(0.40)	(0.45)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.80)	(0.31)	(0.82)	(0.95)	(1.16)
Net asset value, end of period	$20.15	$20.37	$18.27	$18.53	$19.33
Total return (%)[2]	2.79	13.27	3.23	0.86	10.51
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$4	$8	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.18	1.19	1.17	1.02
Expenses including reductions	1.17	1.17	1.18	1.17	1.01
Net investment income	1.47	1.58	1.63	1.84	2.23
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R3 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.45	$18.33	$18.59	$19.38	$18.66
Net investment income[1]	0.28	0.27	0.27	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.27	2.13	0.27	(0.20)	1.46
Total from investment operations	0.55	2.40	0.54	0.12	1.81
Less distributions
From net investment income	(0.30)	(0.28)	(0.28)	(0.36)	(0.38)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.78)	(0.28)	(0.80)	(0.91)	(1.09)
Net asset value, end of period	$20.22	$20.45	$18.33	$18.59	$19.38
Total return (%)[2]	2.64	13.17	3.07	0.69	10.17
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$4	$19	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.33	1.32	1.33	1.33
Expenses including reductions	1.27	1.32	1.32	1.32	1.33
Net investment income	1.36	1.37	1.50	1.68	1.84
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	49

CLASS R4 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.49	$18.36	$18.63	$19.41	$18.69
Net investment income[1]	0.35	0.35	0.35	0.39	0.41
Net realized and unrealized gain (loss) on investments	0.28	2.13	0.25	(0.19)	1.48
Total from investment operations	0.63	2.48	0.60	0.20	1.89
Less distributions
From net investment income	(0.37)	(0.35)	(0.35)	(0.43)	(0.46)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.85)	(0.35)	(0.87)	(0.98)	(1.17)
Net asset value, end of period	$20.27	$20.49	$18.36	$18.63	$19.41
Total return (%)[2]	3.03	13.64	3.41	1.15	10.59
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$24	$30	$19	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.03	1.03	1.04	1.04
Expenses including reductions	0.92	0.92	0.92	0.93	0.93
Net investment income	1.70	1.79	1.93	2.06	2.20
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
50	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.47	$18.34	$18.60	$19.39	$18.67
Net investment income[1]	0.40	0.39	0.38	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.26	2.13	0.26	(0.21)	1.47
Total from investment operations	0.66	2.52	0.64	0.23	1.92
Less distributions
From net investment income	(0.41)	(0.39)	(0.38)	(0.47)	(0.49)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.89)	(0.39)	(0.90)	(1.02)	(1.20)
Net asset value, end of period	$20.24	$20.47	$18.34	$18.60	$19.39
Total return (%)[2]	3.19	13.88	3.68	1.30	10.82
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.73	0.73	0.73
Expenses including reductions	0.72	0.72	0.72	0.72	0.72
Net investment income	1.96	1.97	2.14	2.29	2.41
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	51

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$20.41	$18.30	$18.56	$19.35	$18.63
Net investment income[1]	0.41	0.39	0.39	0.44	0.47
Net realized and unrealized gain (loss) on investments	0.27	2.12	0.27	(0.20)	1.47
Total from investment operations	0.68	2.51	0.66	0.24	1.94
Less distributions
From net investment income	(0.42)	(0.40)	(0.40)	(0.48)	(0.51)
From net realized gain	(0.48)	—	(0.52)	(0.55)	(0.71)
Total distributions	(0.90)	(0.40)	(0.92)	(1.03)	(1.22)
Net asset value, end of period	$20.19	$20.41	$18.30	$18.56	$19.35
Total return (%)[2]	3.30	13.87	3.76	1.38	10.91
Ratios and supplemental data
Net assets, end of period (in millions)	$166	$18	$7	$5	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.69	0.69	0.69
Expenses including reductions	0.67	0.67	0.66	0.67	0.66
Net investment income	1.98	1.97	2.19	2.34	2.50
Portfolio turnover (%)	58	52	47	49	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
52	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       53

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,187,296,541	$1,149,499,084	$37,797,457	—
Preferred securities	2,284,821	2,284,821	—	—
U.S. Government and Agency obligations	253,739,687	—	253,739,687	—
Foreign government obligations	1,988,183	—	1,988,183	—
Corporate bonds	303,850,827	—	303,850,827	—
Convertible bonds	630,000	—	630,000	—
Capital preferred securities	1,110,464	—	1,110,464	—
Term loans	680,432	—	680,432	—
Collateralized mortgage obligations	42,332,879	—	42,332,879	—
Asset backed securities	97,065,607	—	97,065,607	—
Securities lending collateral	2,168,840	2,168,840	—	—
Short-term investments	5,381,000	—	5,381,000	—
Total investments in securities	$1,898,529,281	$1,153,952,745	$744,576,536	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by

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stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2018, the fund loaned securities valued at $2,089,229 and received $2,174,834 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated

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for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $5,378.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31,2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$30,280,719	$28,541,802
Long-term capital gains	44,785,638	—
Total	$75,066,357	$28,541,802

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31,2018, the components of distributable earnings on a tax basis consisted of $3,472,664 of undistributed ordinary income and $103,932,314 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities, treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund's average daily net assets and (b) 0.550% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$70,727	Class R3	$415
Class B	2,313	Class R4	1,669
Class C	39,411	Class R5	720
Class I	35,714	Class R6	13,242
Class R1	334	Total	$164,861
Class R2	316

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

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The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $19,753 for Class R4 shares for the year ended October 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,421,495 for the year ended October 31, 2018. Of this amount, $235,992 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,153,271 was paid as sales commissions to broker-dealers and $32,232 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $6,784, $8,507 and $28,556 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,507,147	$900,706
Class B	273,286	29,368
Class C	4,655,908	501,346
Class I	—	498,839
Class R1	28,887	484
Class R2	18,773	459
Class R3	29,725	603
Class R4	69,037	2,419
Class R5	4,171	1,055
Class R6	—	19,279
Total	$7,586,934	$1,954,558

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,937,727	$163,693,129	8,691,839	$168,321,199
Distributions reinvested	1,536,847	31,468,641	691,175	13,410,564
Repurchased	(8,290,497)	(171,038,576)	(16,713,569)	(323,272,084)
Net increase (decrease)	1,184,077	$24,123,194	(7,330,555)	$(141,540,321)
Class B shares
Sold	28,425	$587,983	84,654	$1,619,726
Distributions reinvested	45,954	939,052	20,184	390,229
Repurchased	(854,039)	(17,570,718)	(1,048,947)	(20,415,869)
Net decrease	(779,660)	$(16,043,683)	(944,109)	$(18,405,914)
Class C shares
Sold	2,026,713	$41,766,358	3,477,387	$67,164,622
Distributions reinvested	699,570	14,305,795	227,327	4,408,006
Repurchased	(7,325,955)	(150,597,273)	(6,961,503)	(135,114,388)
Net decrease	(4,599,672)	$(94,525,120)	(3,256,789)	$(63,541,760)
Class I shares
Sold	7,398,615	$153,552,750	18,155,519	$350,402,000
Distributions reinvested	720,623	14,745,827	368,216	7,188,442
Repurchased	(11,240,856)	(230,337,075)	(5,665,397)	(110,426,183)
Net increase (decrease)	(3,121,618)	$(62,038,498)	12,858,338	$247,164,259
Class R1 shares
Sold	45,997	$948,955	67,160	$1,306,506
Distributions reinvested	4,441	91,301	2,242	43,725
Repurchased	(124,105)	(2,564,354)	(125,178)	(2,453,074)
Net decrease	(73,667)	$(1,524,098)	(55,776)	$(1,102,843)
Class R2 shares
Sold	72,435	$1,495,446	96,173	$1,863,805
Distributions reinvested	5,077	103,759	5,475	105,763
Repurchased	(90,003)	(1,849,554)	(334,646)	(6,597,986)
Net decrease	(12,491)	$(250,349)	(232,998)	$(4,628,418)
Class R3 shares
Sold	37,012	$768,367	157,721	$3,064,790
Distributions reinvested	8,920	183,026	3,253	63,404
Repurchased	(50,596)	(1,043,507)	(130,907)	(2,569,484)
Net increase (decrease)	(4,664)	$(92,114)	30,067	$558,710
Class R4 shares
Sold	293,599	$6,114,929	339,506	$6,616,405
Distributions reinvested	44,872	922,438	23,144	450,066
Repurchased	(675,897)	(14,098,487)	(791,274)	(15,407,394)
Net decrease	(337,426)	$(7,061,120)	(428,624)	$(8,340,923)

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		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	469,722	$9,812,433	31,396	$613,332
Distributions reinvested	10,196	209,486	1,821	35,430
Repurchased	(473,565)	(9,606,296)	(42,212)	(802,925)
Net increase (decrease)	6,353	$415,623	(8,995)	$(154,163)
Class R6 shares
Sold	8,555,828	$175,559,063	590,954	$11,499,434
Distributions reinvested	323,659	6,628,030	12,891	252,670
Repurchased	(1,534,248)	(31,618,800)	(102,167)	(1,986,775)
Net increase	7,345,239	$150,568,293	501,678	$9,765,329
Total net increase (decrease)	(393,529)	$(6,427,872)	1,132,237	$19,773,956

Affiliates of the fund owned 2% of Class R6 shares on October 31, 2018.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $773,517,023 and $849,108,097, respectively, for the year ended October 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $343,202,746 and $310,542,565, respectively, for the year ended October 31, 2018.

Note 7 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	1,327,893	10,719,805	(11,830,886)	216,812	—	—	($1,379)	$109	$2,168,840
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Balanced Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $54,436,199 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       63

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one- and three-year periods and outperformed its peer group average for the five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the five- and ten-year periods. The Board also took into account management's discussion of the factors that contributed to the fund's recent underperformance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       73

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647884	36A 10/18 12/18

John Hancock

Small Cap Core Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

Class A shares (without sales charge)
Russell 2000 Index
Morningstar small blend fund category average
–7.59
1.85
–0.07
9.80
10.68
8.86
5.92
7.69
1 year
3 year
Since inception (12/20/13)

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap stocks underperformed large-cap stocks

After making strong gains early in the period, small-cap stock performance was overshadowed by strong gains made by large-cap stocks.

The fund underperformed its benchmark

The fund underperformed its benchmark, the Russell 2000 Index, primarily due to stock selection.

More speculative small caps outperformed

For much of the period, the market rewarded more speculative small-cap companies over established, profitable small-cap companies.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Bill Talbot, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Bill Talbot, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the economic backdrop and market performance during the 12-months ended October 31, 2018?

The U.S. economy and broad stock market enjoyed a period of moderate to robust strength during the period. GDP growth advanced at a decent pace, employment data continued to confirm healthy economic expansion, and business confidence boomed. Tax cuts, which had been passed into law at the end of 2017, were responsible for some part of this economic resurgence, and small-cap stocks, for a portion of the period at least, moved higher as a result.

Stocks experienced their share of pitfalls, however. After peaking in late August, tensions over international trade issues combined with concerns over slowing global growth pushed markets into a monthlong dive. By the end of the period, stocks had given up most of their gains for the year to date, and small-cap stocks—especially higher-quality small caps on which we focus in the fund—generally found themselves in a more defensive stance.

The fund underperformed its benchmark, the Russell 2000 Index, for the period. What stocks or strategies were among the top detractors from relative returns?

GMS, Inc., a wallboard distributor, was a large detractor. We believed that decent demand in both the residential and nonresidential real estate markets would enable GMS to push through price increases to its customers, especially because GMS operates in a fairly consolidated industry. However, this thesis wasn't borne out during the period—particularly as the housing market appeared to reach peak levels in a variety of U.S. locations—and the company's earnings suffered as a result. We continue to believe the stock has attractive potential.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       4

"By the end of the period, stocks had given up most of their gains for the year to date, and small-cap stocks... generally found themselves in a more defensive stance."

Another detractor was the stock of Enzo Biochem, Inc., whose core business involves performing blood and other chemical tests for hospitals and medical service providers in the Northeastern United States. The company lost a major customer during the period, which caused the stock to pull back. Nevertheless, we continue to think the company's core business remains healthy. Furthermore, Enzo Biochem is currently involved in litigation to enforce a number of patents—claims we judge to be strong on their merits and which we believe may provide some additional potential upside for the stock.

A third detractor from returns was the stock of Tenneco, Inc., an automotive supplier that we've owned in the portfolio for some time. Sentiment soured on this stock and the automobile supply industry in general during the period. We trimmed some of the position toward the end of the period, but maintained a sizable allocation to the stock.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

SeaSpine Holdings Corp.	2.3
The Cooper Companies, Inc.	2.2
Syneos Health, Inc.	2.0
First Industrial Realty Trust, Inc.	2.0
Bio-Rad Laboratories, Inc., Class A	1.9
American Assets Trust, Inc.	1.9
Boingo Wireless, Inc.	1.9
Univest Corp. of Pennsylvania	1.9
Vail Resorts, Inc.	1.8
EMCOR Group, Inc.	1.7
TOTAL	19.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       5

"Companies that possess what we deem to be strong fundamentals—and that are meaningfully mispriced—remain the bedrock of the fund's portfolio..."

What are some examples of stocks that stood out for their positive contribution to relative returns during the period?

Medical device manufacturer SeaSpine Holdings Corp., which develops technologies used in spinal surgery, was a strong relative contributor. The company has gained meaningful market share from competitors, and consequently surprised analysts with strong sales and earnings during the period, causing the stock to rise.

Another company whose stock served us well in the portfolio was Boingo Wireless, Inc., which beat expectations on earnings during the period. While it's frequently thought of as a wireless hotspot provider, this company has pivoted to become an important provider to major communication services companies. With its distributed antenna systems in contracted locations, Boingo lets major telecoms use its high-quality networks for voice and data communication where the existing networks are weak or pushed to their limits

A third contributor was the stock of AtriCure, Inc., which manufactures devices for treating atrial fibrillation. This company has carved out a unique space in its market, and on the basis of strong execution of its business model, it achieved robust organic sales and earnings growth during the period.

Could you describe the fund's positioning at the end of the period, as well as your outlook for small-cap stocks?

We didn't make any substantial changes to the portfolio's positioning, although we occasionally trimmed positions in accordance with our valuation discipline. For example, we trimmed the fund's weighting in the industrials sector and increased its holdings in other sectors where we found better options.

We believe that company fundamentals matter over the long term. That said, the market appeared

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       6

to ignore that idea during the period, rewarding what we considered to be the most speculative—and most expensive—areas of the small-cap universe. That won't cause us to change our philosophy or strategy, however, and we'll continue to focus on quality and valuation in the portfolio. Companies that possess what we deem to be strong fundamentals—and that are meaningfully mispriced—remain the bedrock of the fund's portfolio, and we anticipate that, eventually, these factors will be recognized by the market.

MANAGED BY

Bill Talbot, CFA On the fund since inception Investing since 1994

The views expressed in this report are exclusively those of Bill Talbot, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A2	-12.22	4.81	25.68
Class I2,3	-7.48	6.10	33.37
Class R6[2,3]	-7.30	6.00	32.79
Class NAV[3]	-7.36	6.21	34.08
Index†	1.85	7.69	43.41

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A*	Class I	Class R6**	Class NAV
Gross/Net (%)	1.38	1.12	1.02	1.01

*Expenses have been estimated for the class's first year of resumed operations.

**Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2,3	12-20-13	13,337	13,337	14,341
Class R6[2,3]	12-20-13	13,279	13,279	14,341
Class NAV[3]	12-20-13	13,408	13,408	14,341

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	From 12-20-13.
2	Class A and Class I shares were first offered on 12-20-13. Class A shares ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares. Class R6 shares were first offered on 8-30-17. Returns shown prior to this date are those of Class A shares (or Class I shares for the period between 3-10-16 and 8-30-17), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 945.40	$6.67	1.36%
	Hypothetical example	1,000.00	1,018.30	6.92	1.36%
Class I	Actual expenses/actual returns	1,000.00	945.30	5.54	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Class R6	Actual expenses/actual returns	1,000.00	946.20	5.00	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class NAV	Actual expenses/actual returns	1,000.00	946.10	4.95	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 94.9%		$481,087,452
(Cost $522,530,662)
Communication services 4.7%		24,032,032
Entertainment 2.8%
Cinemark Holdings, Inc.	150,109	6,240,031
Zynga, Inc., Class A (A)	2,269,697	8,261,697
Wireless telecommunication services 1.9%
Boingo Wireless, Inc. (A)	304,191	9,530,304
Consumer discretionary 8.9%		44,906,914
Auto components 0.9%
Tenneco, Inc.	136,601	4,703,172
Hotels, restaurants and leisure 4.1%
Dave & Buster's Entertainment, Inc.	91,695	5,460,437
Penn National Gaming, Inc. (A)	251,170	6,098,408
Vail Resorts, Inc.	35,511	8,924,625
Household durables 1.2%
Universal Electronics, Inc. (A)	195,285	6,106,562
Leisure products 1.2%
Nautilus, Inc. (A)	501,758	6,136,500
Specialty retail 1.5%
Lithia Motors, Inc., Class A	43,718	3,894,399
Williams-Sonoma, Inc.	60,337	3,582,811
Consumer staples 1.1%		5,390,071
Household products 1.1%
Spectrum Brands Holdings, Inc.	82,988	5,390,071
Energy 3.7%		19,014,529
Energy equipment and services 1.6%
Patterson-UTI Energy, Inc.	492,786	8,199,959
Oil, gas and consumable fuels 2.1%
Callon Petroleum Company (A)	451,397	4,500,428
Magnolia Oil & Gas Corp. (A)	507,160	6,314,142
Financials 13.6%		68,892,361
Banks 12.4%
Access National Corp.	184,122	4,781,648
Banner Corp.	109,728	6,344,473
Brookline Bancorp, Inc.	255,079	3,953,725
Columbia Banking System, Inc.	177,766	6,593,341
ConnectOne Bancorp, Inc.	290,029	6,012,301
First Community Corp.	138,389	3,023,800
Pinnacle Financial Partners, Inc.	129,913	6,794,450
12	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
South State Corp.	116,463	$7,881,051
Union Bankshares Corp.	80,209	2,738,335
Univest Corp. of Pennsylvania	377,361	9,418,931
Valley National Bancorp	537,086	5,360,118
Capital markets 1.2%
Evercore, Inc., Class A	29,913	2,443,593
Moelis & Company, Class A	87,874	3,546,595
Health care 16.6%		84,145,361
Biotechnology 3.3%
Ligand Pharmaceuticals, Inc. (A)	15,172	2,500,497
Osiris Therapeutics, Inc. (A)	575,244	5,625,886
Recro Pharma, Inc. (A)	427,855	2,763,943
Retrophin, Inc. (A)	146,794	3,766,734
Stemline Therapeutics, Inc. (A)	130,945	1,961,556
Health care equipment and supplies 7.0%
AtriCure, Inc. (A)	197,737	6,290,014
Integra LifeSciences Holdings Corp. (A)	111,339	5,964,430
SeaSpine Holdings Corp. (A)	686,276	11,783,359
The Cooper Companies, Inc.	43,685	11,284,271
Life sciences tools and services 5.0%
Bio-Rad Laboratories, Inc., Class A (A)	35,913	9,798,862
Enzo Biochem, Inc. (A)	1,736,079	5,763,782
Syneos Health, Inc. (A)	220,580	10,065,065
Pharmaceuticals 1.3%
Prestige Consumer Healthcare, Inc. (A)	181,885	6,576,962
Industrials 13.1%		66,362,250
Building products 2.1%
American Woodmark Corp. (A)	90,533	5,471,815
Armstrong World Industries, Inc. (A)	83,336	5,145,998
Commercial services and supplies 1.9%
ABM Industries, Inc.	88,131	2,710,028
UniFirst Corp.	44,639	6,664,603
Construction and engineering 3.8%
EMCOR Group, Inc.	124,806	8,858,730
Granite Construction, Inc.	109,464	5,004,694
Quanta Services, Inc. (A)	178,909	5,581,961
Electrical equipment 1.3%
Regal Beloit Corp.	90,211	6,468,129
Machinery 1.4%
The Timken Company	180,808	7,150,956
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	13

	Shares	Value
Industrials (continued)
Trading companies and distributors 2.6%
GMS, Inc. (A)	311,608	$5,122,836
Watsco, Inc.	55,220	8,182,500
Information technology 20.9%		106,096,100
Communications equipment 3.8%
Casa Systems, Inc. (A)	448,923	6,464,491
Infinera Corp. (A)	785,234	4,350,196
Quantenna Communications, Inc. (A)	464,646	8,345,042
Electronic equipment, instruments and components 1.3%
TTM Technologies, Inc. (A)	561,157	6,565,537
IT services 1.4%
GreenSky, Inc., Class A (A)	518,659	6,835,926
Semiconductors and semiconductor equipment 5.0%
Aquantia Corp. (A)	481,181	4,600,090
Cohu, Inc.	210,816	4,384,973
FormFactor, Inc. (A)	231,560	2,834,294
Lattice Semiconductor Corp. (A)	1,228,825	7,385,238
MaxLinear, Inc. (A)	324,991	6,308,075
Software 7.8%
Avaya Holdings Corp. (A)	438,311	7,197,067
ForeScout Technologies, Inc. (A)	120,546	3,319,837
Hortonworks, Inc. (A)	252,492	4,509,507
j2 Global, Inc.	89,298	6,504,466
Mimecast, Ltd. (A)	182,758	6,370,944
MobileIron, Inc. (A)	1,487,409	7,191,623
Tenable Holdings, Inc. (A)	162,096	4,616,494
Technology hardware, storage and peripherals 1.6%
Cray, Inc. (A)	366,342	8,312,300
Materials 4.3%		21,581,006
Chemicals 1.5%
Valvoline, Inc.	381,469	7,598,862
Containers and packaging 1.4%
Graphic Packaging Holding Company	657,875	7,243,204
Metals and mining 1.4%
Kaiser Aluminum Corp.	70,661	6,738,940
Real estate 7.3%		37,031,937
Equity real estate investment trusts 7.3%
American Assets Trust, Inc.	254,882	9,777,274
EPR Properties	124,382	8,550,019
First Industrial Realty Trust, Inc.	326,761	10,031,563
Physicians Realty Trust	523,105	8,673,081
14	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.7%		$3,634,891
Electric utilities 0.7%
Portland General Electric Company	80,632	3,634,891

	Yield (%)	Shares	Value
Short-term investments 5.4%			$27,056,003
(Cost $27,056,003)
Money market funds 5.4%			27,056,003
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.0858(B)	27,056,003	27,056,003

Total investments (Cost $549,586,665) 100.3%	$508,143,455
Other assets and liabilities, net (0.3%)	(1,378,188)
Total net assets 100.0%	$506,765,267

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $551,192,009. Net unrealized depreciation aggregated to $43,048,554, of which $20,661,089 related to gross unrealized appreciation and $63,709,643 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $549,586,665)	$508,143,455
Dividends and interest receivable	230,279
Receivable for fund shares sold	805,744
Receivable for investments sold	2,341,458
Other assets	58,003
Total assets	511,578,939
Liabilities
Payable for investments purchased	4,321,467
Payable for fund shares repurchased	281,177
Payable to affiliates
Accounting and legal services fees	58,465
Transfer agent fees	26,760
Trustees' fees	690
Other liabilities and accrued expenses	125,113
Total liabilities	4,813,672
Net assets	$506,765,267
Net assets consist of
Paid-in capital	$528,058,627
Accumulated distributable earnings (accumulated loss)	(21,293,360)
Net assets	$506,765,267

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($239,942,845 ÷ 21,019,026 shares)[1]	$11.42
Class I ($28,829,080 ÷ 2,526,049 shares)	$11.41
Class R6 ($81,599,217 ÷ 7,139,099 shares)	$11.43
Class NAV ($156,394,125 ÷ 13,691,947 shares)	$11.42
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.02

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$4,988,692
Interest	250,520
Total investment income	5,239,212
Expenses
Investment management fees	3,442,338
Distribution and service fees	402,480
Accounting and legal services fees	81,156
Transfer agent fees	200,837
Trustees' fees	6,954
Custodian fees	78,617
State registration fees	79,867
Printing and postage	194,213
Professional fees	153,456
Other	19,437
Total expenses	4,659,355
Less expense reductions	(33,895)
Net expenses	4,625,460
Net investment income	613,752
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	20,199,190
20,199,190
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(54,947,921)
(54,947,921)
Net realized and unrealized loss	(34,748,731)
Decrease in net assets from operations	$(34,134,979)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$613,752	$683,578
Net realized gain	20,199,190	20,004,164
Change in net unrealized appreciation (depreciation)	(54,947,921)	13,000,280
Increase (decrease) in net assets resulting from operations	(34,134,979)	33,688,022
Distributions to shareholders
From net investment income and net realized gain
Class A1	(235,550)	—
Class I	(79,714)	—
Class R6[2]	(44,129)	—
Class NAV	(19,181,481)	—
From net investment income
Class I	—	(4,505)
Class NAV	—	(1,098,566)
Total distributions	(19,540,874)	(1,103,071)
From fund share transactions
Fund share transactions	88,036,704	6,173,409
Issued in reorganization	294,730,327	—
From fund share transactions	382,767,031	6,173,409
Total increase	329,091,178	38,758,360
Net assets
Beginning of year	177,674,089	138,915,729
End of year[3]	$506,765,267	$177,674,089

[1]	Class A shares were liquidated on 3-10-16. Class A relaunched on 8-30-17.
[2]	The inception date for Class R6 shares is 8-30-17.
[3]	Net assets - End of year includes undistributed net investment income of $343,249 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17 [1]	10-31-15	10-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$13.82	$12.86	$10.06	$10.00
Net investment loss[3]	(0.01)	— [4]	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.89)	0.96	(0.06)	0.10
Total from investment operations	(0.90)	0.96	(0.07)	0.06
Less distributions
From net investment income	—	—	—	—
From net realized gain	(1.50)	—	(0.20)	—
Total distributions	(1.50)	—	(0.20)	—
Net asset value, end of period	$11.42	$13.82	$9.79	$10.06
Total return (%)[5,6]	(7.59)	7.47 [7]	(0.65)	0.60 [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$240	$1	$— [8]	$— [8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.41 [9]	1.40	1.44 [9]
Expenses including reductions	1.36	1.40 [9]	1.40	1.43 [9]
Net investment loss	(0.07)	— [9,10]	(0.06)	(0.40) [9]
Portfolio turnover (%)	102 [11]	68 [12]	68	59

[1]	Period from 8-30-17 (relaunch date) to 10-31-17. Class A liquidated on 3-10-16, accordingly, there were no shares of this class outstanding 10-31-16.
[2]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Less than 0.005%.
[11]	Excludes merger activity.
[12]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	19

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$13.82	$10.98	$9.85	$10.08	$10.00
Net investment income[2]	0.02	0.05	0.06	0.03	— [3]
Net realized and unrealized gain (loss) on investments	(0.90)	2.88	1.21	(0.06)	0.08
Total from investment operations	(0.88)	2.93	1.27	(0.03)	0.08
Less distributions
From net investment income	(0.03)	(0.09)	(0.04)	—	—
From net realized gain	(1.50)	—	(0.10)	(0.20)	—
Total distributions	(1.53)	(0.09)	(0.14)	(0.20)	—
Net asset value, end of period	$11.41	$13.82	$10.98	$9.85	$10.08
Total return (%)[4]	(7.48)	26.79	13.18	(0.35)	0.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$1	$1	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.15	1.09	1.09	1.12 [7]
Expenses including reductions	1.12	1.14	1.09	1.09	1.11 [7]
Net investment income (loss)	0.19	0.41	0.60	0.28	(0.03) [7]
Portfolio turnover (%)	102 [8]	68	59	68	59

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes merger activity.
20	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$13.83	$12.86
Net investment income[2]	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.90)	0.96
Total from investment operations	(0.86)	0.97
Less distributions
From net investment income	(0.04)	—
From net realized gain	(1.50)	—
Total distributions	(1.54)	—
Net asset value, end of period	$11.43	$13.83
Total return (%)[3]	(7.30)	7.54 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.05 [6]
Expenses including reductions	1.01	1.04 [6]
Net investment income	0.29	0.45 [6]
Portfolio turnover (%)	102 [7]	68 [8]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	21

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$13.83	$10.98	$9.85	$10.09	$10.00
Net investment income[2]	0.04	0.06	0.07	0.04	— [3]
Net realized and unrealized gain (loss) on investments	(0.91)	2.89	1.21	(0.07)	0.09
Total from investment operations	(0.87)	2.95	1.28	(0.03)	0.09
Less distributions
From net investment income	(0.04)	(0.10)	(0.05)	(0.01)	—
From net realized gain	(1.50)	—	(0.10)	(0.20)	—
Total distributions	(1.54)	(0.10)	(0.15)	(0.21)	—
Net asset value, end of period	$11.42	$13.83	$10.98	$9.85	$10.09
Total return (%)[4]	(7.36)	27.00	13.21	(0.23)	0.90 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$156	$176	$138	$153	$169
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.04	0.98	0.98	1.00 [6]
Expenses including reductions	1.00	1.03	0.97	0.97	0.99 [6]
Net investment income	0.32	0.49	0.74	0.37	0.04 [6]
Portfolio turnover (%)	102 [7]	68	59	68	59

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
22	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2018, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $2,583.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       24

The tax character of distributions for the years ended October 31, 2018, and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$6,508,553	$1,103,071
Long-term capital gains	13,032,321	—
Total	$19,540,874	$1,103,071

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $594,243 of undistributed ordinary income and $21,160,951 undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.870% of the first $300 million of the fund's average daily net assets, (b) 0.830% of the next $300 million of the fund's average daily net assets, (c) 0.815% of the next $300 million of the fund's average daily net assets, and (d) 0.800% of the fund's average daily net assets in excess of $900 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       25

For the year ended October 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$13,510	Class NAV	$14,595
Class I	1,377	Total	$33,895
Class R6	4,413

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fee, including the impact of the waivers and reimbursement as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.85% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays up to 0.25% for Class A shares distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of the class.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $443,574 for the year ended October, 31, 2018. Of this amount, $75,468 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $365,558 was paid as sales commissions to broker-dealers and $2,548 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $509 for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$402,480	$174,150
Class I	—	20,134

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       26

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$6,553
Total	$402,480	$200,837

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$12,048,420	3	1.910%	$1,918

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	3,989,570	$50,409,482	52,571	$722,877
Issued in reorganization (Note 8)	18,975,896	228,384,397	—	—
Distributions reinvested	18,159	230,074	—	—
Repurchased	(2,016,150)	(25,345,313)	(1,020)	(14,149)
Net increase	20,967,475	$253,678,640	51,551	$708,728
Class I shares
Sold	1,882,475	$23,701,911	20,616	$269,448
Issued in reorganization (Note 8)	995,716	11,964,123	—	—
Distributions reinvested	6,306	79,714	369	4,505
Repurchased	(409,628)	(5,106,887)	(20,632)	(253,347)
Net increase	2,474,869	$30,638,861	353	$20,606
Class R6 shares[2]
Sold	3,598,805	$45,199,812	3,888	$50,000
Issued in reorganization (Note 8)	4,522,283	54,381,807	—	—
Distributions reinvested	3,016	38,148	—	—
Repurchased	(988,893)	(12,433,761)	—	—
Net increase	7,135,211	$87,186,006	3,888	$50,000
Class NAV shares
Sold	449,147	$5,451,668	2,833,315	$37,916,935
Distributions reinvested	1,517,522	19,181,480	90,046	1,098,566
Repurchased	(1,019,595)	(13,369,624)	(2,779,126)	(33,621,426)
Net increase	947,074	$11,263,524	144,235	$5,394,075
Total net increase	31,524,629	$382,767,031	200,027	$6,173,409

1 Class A shares were liquidated on 3-10-16. Class A relaunched on 8-30-17.

2 The inception date for Class R6 shares is 8-30-17.

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Affiliates of the fund owned 1% and 100% of shares of Class I and Class NAV, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and merger activity, amounted to $459,771,431 and $391,690,036, respectively, for the year ended October 31, 2018.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 30.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	15.3%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	8.9%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.7%

Note 8 — Reorganization

On January 26, 2018, the shareholders of John Hancock Funds III Small Company Fund (the Acquired fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired fund; and (c) the distribution to Acquired fund's shareholders of such Acquiring fund's shares. The reorganization was intended to consolidate the Acquired fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or its shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired fund's identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses of the reorganization will be shared pro-rata. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on March 23, 2018. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Acquired net asset value of the Acquired Fund	Depreciation of the Acquired Fund's investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
JHF Small Cap Core Fund	JHF III Small Company Fund	$294,730,327	($16,780,146)	13,378,531	24,493,895	$205,780,002	$500,510,329

Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired fund that have been included in the Acquiring fund's Statement of operations at October 31, 2018. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

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Assuming the acquisition had been completed on November 1, 2017, the beginning of the reporting period, the Acquiring fund's pro forma results of operations for the year ended October 31, 2018 are as follow:

Net investment income	$729,456
Net realized and unrealized loss	(40,095,707)
Decrease in net assets from operations	($39,366,251)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Small Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers or transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $13,032,321 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647945	445A 10/18 12/18

John Hancock

Enduring Assets Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Enduring Assets Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
22	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

Class A shares (without sales charge)
MSCI AC World Index
Morningstar infrastructure fund category average
–3.20
–0.52
–4.97
4.68
7.74
4.90
4.90
6.19
1 year
3 year
Since inception
(12/20/13)

The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities experienced negative returns

After performing well for most of the annual period, the fund's benchmark, the MSCI AC World Index, finished with a loss due to a significant decline in October.

The fund underperformed its benchmark

The value style lagged growth, creating a headwind for the fund due to its emphasis on stocks with defensive properties.

An overweight in the utilities sector detracted

An allocation to utility stocks, while consistent with the fund's goal of positive absolute returns in the long term, weighed on results.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       3

Discussion of fund performance

An interview with G. Thomas Levering, Wellington Management Company LLP

G. Thomas Levering
Portfolio Manager
Wellington Management Company LLP

How would you describe the market environment during the 12 months ended October 31, 2018?

The MSCI AC World Index closed with a loss of 0.52%. The final number belies the fact that the broader markets were well supported by a backdrop of improving U.S. growth and rising corporate profits during late 2017 and the majority of this year. In October, however, stocks fell sharply and posted their worst monthly performance since May 2010. Widespread volatility engulfed the global financial markets due to disappointing economic data in the eurozone, heightened political uncertainties in Europe, softer third-quarter earnings guidance from a number of U.S. companies, and concerns about the economic impact of the U.S.-China trade tension. In addition, the markets were pressured by the four interest-rate increases enacted by the U.S. Federal Reserve.

Looking beyond the headline index return, the period brought widely divergent performance across regions. Although U.S. equities posted a gain, the developed international markets finished in the red. Emerging-market stocks were very weak, particularly in the latter half of the period, due to their higher sensitivity to the various macroeconomic issues that were affecting sentiment. The weakness in foreign currencies against the U.S. dollar also played a role in the weak returns for international equities. At the style level, investors demonstrated a clear preference for faster-growing companies over the more defensive areas of the market.

Can you review your investment approach?

We invest the portfolio in stocks of companies with physical assets that have very long economic lives, typically measured in decades. These assets tend to produce attractive returns that are set by regulations or long-term contracts. Examples include electric, gas, and water networks; power-generation plants; oil and gas pipelines; transportation infrastructure; and the real estate, communication service, and natural resource segments. Our primary valuation metric is intrinsic return, a measure of annualized value creation that evaluates companies based on their free cash flow, the net present value of their investments, and the net present value of their pricing power. We manage the fund with the goal of generating positive absolute returns over the long term, rather than matching the performance of a benchmark in any given 12-month period.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       4

"Although U.S. equities posted a gain, the developed international markets finished in the red."

What specific factors helped and hurt performance?

Our bottom-up approach leads us to hold a large weighting in utility stocks, together with sizable positions in the infrastructure, real estate, and communications service areas. These categories generally lagged the broader market for the majority of the period, reflecting investors' preference for faster-growing, higher-momentum, and technology-related stocks. Conversely, the fund outperformed the broader market by a comfortable margin once equities turned sharply lower in October. This type of variation in results—weaker relative performance when stocks are rising and lower volatility during downturns—is within expectations given the nature of our unique approach and longer-term perspective. In addition, the stocks in the portfolio continued to demonstrate improving fundamentals and a collective intrinsic return consistent with our objective of positive absolute returns over the long term.

At the individual stock level, the largest detractors from absolute performance included Huaneng Renewables Corp., Ltd., TransCanada Corp., and E.ON SE. Shares of Huaneng Renewables, a Chinese electricity generation company and a leader in wind power, weakened as fears of an economic slowdown and uncertainty regarding subsidy payments weighed on the overall sector. TransCanada, a major Canadian midstream company that develops and operates energy infrastructure in North America, lagged on worries about long-term growth in the pipeline business and uncertainty surrounding its Keystone XL project. E.ON, a German electric utility operator, also underperformed after announcing that the planned merger of its retail business with Innogy SE (also held by the fund) would be delayed.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

American Tower Corp.	4.3
Iberdrola SA	4.2
NextEra Energy, Inc.	4.1
UGI Corp.	3.9
Equity LifeStyle Properties, Inc.	3.9
E.ON SE	3.7
Canadian National Railway Company	3.7
Vinci SA	3.7
TransCanada Corp.	3.6
Comcast Corp., Class A	3.6
TOTAL	38.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       5

"Consistent with the long-term nature of the underlying assets owned by the companies represented in the fund, we maintained a low-turnover approach."

The top contributors to absolute performance included ENN Energy Holdings, Ltd., Guangdong Investment, Ltd., and NextEra Energy, Inc. ENN Energy is a China-based natural gas distributor and one of the country's largest downstream gas distribution companies. ENN's core natural gas distribution business benefited from China's push for a coal-to-gas switch. Guangdong Investment is a Hong Kong-listed conglomerate engaged in the businesses of property, infrastructure, energy, and water supply. The stock strengthened as various investments the company has made over the past several years have begun to be reflected in its earnings results. NextEra Energy Inc., a U.S.-based electric services company with a robust renewables division, was boosted by growth in its primary utility business and strong returns from its investments in renewables.

What are some of the changes you made to the fund's portfolio?

Consistent with the long-term nature of the underlying assets owned by the companies represented in the fund, we maintained a low-turnover approach. Early in the annual period, we initiated an investment in the California-based utility Edison International on the belief that the markets had overestimated the risks associated with the company's liability regarding the 2017 wildfires. The stock subsequently staged a mild recovery, and we continued to hold it at the end of October. We misjudged the likelihood that Edison could be involved in another severe fire this year and Edison shares again came under pressure after the close of the reporting period due to concerns about additional liabilities related to the latest round of California wildfires. However, we continue to

TOP 10 COUNTRIES AS OF 10/31/18 (%)

United States	34.8
China	10.1
Hong Kong	9.1
United Kingdom	8.0
Canada	7.3
France	6.2
Italy	5.0
Japan	4.8
Germany	4.6
Spain	4.2
TOTAL	94.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       6

believe that Edison, as one of the best operators in the region, is well positioned to benefit from California's economic growth. We also established a new position in Companhia de Saneamento do Paraná—which provides much-needed water treatment for Brazil—in late 2017. Although the stock subsequently weakened in conjunction with the broader emerging-markets category, we believe the company's leading market position should allow it to benefit from increased demand for clean water in the coming years.

Additionally, we initiated a position in Berkshire Hathaway, Inc., the multi-sector conglomerate with large holdings in the utility, renewable power, and transportation infrastructure areas. Although Berkshire's business mix is more diverse and volatile than the portfolio's typical holding, the prospective return appears attractive, and we anticipate that the stock could provide a measure of downside protection in weaker markets. Later in the period, we initiated a small position in China Tower Corp., Ltd., a wireless infrastructure company with strong free cash flows.

Can you tell us about an upcoming name and objective change?

Effective March 1, 2019, the name of the fund will change from John Hancock Enduring Assets Fund to John Hancock Infrastructure Fund to better reflect its revised objective of investing in companies that own or operate services and structures such as toll roads, electric grids, and oil and gas storage facilities.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[1]	Since inception[1]	as of 10-31-18	as of 10-31-18
Class A	-8.04	3.80	19.93	1.50	1.43
Class C2	-4.85	4.22	22.25	0.91	0.82
Class I3	-2.89	5.20	27.97	1.92	1.79
Class R6[3]	-2.81	5.33	28.74	2.00	1.92
Class NAV[3]	-2.80	5.35	28.86	2.00	1.93
Index†	-0.52	6.19	33.91	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.39	2.09	1.08	0.99	0.98
Net (%)	1.31	2.01	1.00	0.92	0.92

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Enduring Assets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	12,225	12,225	13,391
Class I3	12-20-13	12,797	12,797	13,391
Class R6[3]	12-20-13	12,874	12,874	13,391
Class NAV[3]	12-20-13	12,886	12,886	13,391

The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5/16/14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK ENDURING ASSETS FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 957.30	$ 6.46	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Class C	Actual expenses/actual returns	1,000.00	953.50	9.90	2.01%
	Hypothetical example	1,000.00	1,015.10	10.21	2.01%
Class I	Actual expenses/actual returns	1,000.00	958.80	4.94	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Class R6	Actual expenses/actual returns	1,000.00	958.50	4.54	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	959.30	4.54	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ENDURING ASSETS FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 96.6%		$150,083,594
(Cost $136,940,127)
Brazil 1.1%		1,714,033
Cia de Saneamento do Parana	123,500	1,714,033
Canada 7.3%		11,363,976
Canadian National Railway Company	67,321	5,755,103
TransCanada Corp.	148,747	5,608,873
China 10.1%		15,692,847
China Longyuan Power Group Corp., Ltd., H Shares	7,010,348	5,334,896
China Tower Corp., Ltd., H Shares (A)(B)	13,376,000	2,029,781
ENN Energy Holdings, Ltd.	540,405	4,611,044
Huaneng Renewables Corp., Ltd., H Shares	14,442,474	3,717,126
France 6.3%		9,696,673
Engie SA	302,830	4,023,762
Vinci SA	63,741	5,672,911
Germany 4.6%		7,190,547
E.ON SE	601,351	5,815,102
Innogy SE (B)	32,953	1,375,445
Hong Kong 9.1%		14,195,715
Beijing Enterprises Holdings, Ltd.	993,010	5,384,058
CK Infrastructure Holdings, Ltd.	547,423	4,006,385
Guangdong Investment, Ltd.	2,684,106	4,805,272
Italy 5.0%		7,832,357
Enel SpA	964,859	4,730,766
Snam SpA	750,163	3,101,591
Japan 4.8%		7,518,999
NTT DOCOMO, Inc.	216,795	5,376,265
Osaka Gas Company, Ltd.	117,179	2,142,734
Spain 4.2%		6,489,857
Iberdrola SA	917,188	6,489,857
Switzerland 1.2%		1,896,681
Flughafen Zurich AG	9,597	1,896,681
United Kingdom 8.1%		12,497,404
BT Group PLC	1,357,266	4,155,956
National Grid PLC	426,413	4,504,644
Severn Trent PLC	161,452	3,836,804
United States 34.8%		53,994,505
American Tower Corp.	42,876	6,680,512
12	JOHN HANCOCK ENDURING ASSETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Avangrid, Inc.	110,019	$5,171,993
Berkshire Hathaway, Inc., Class B (B)	24,373	5,003,289
Comcast Corp., Class A	146,512	5,587,968
Edison International	79,263	5,500,060
Equity LifeStyle Properties, Inc.	63,741	6,035,635
Kinder Morgan, Inc.	85,369	1,452,980
NextEra Energy Partners LP (C)	23,010	1,047,645
NextEra Energy, Inc.	36,551	6,305,048
Sempra Energy	46,129	5,079,725
UGI Corp.	115,523	6,129,650

	Yield (%)	Shares	Value
Securities lending collateral 0.2%			$342,822
(Cost $342,788)
John Hancock Collateral Trust (D)	2.2770(E)	34,271	342,822

	Par value^	Value
Short-term investments 3.4%		$5,200,000
(Cost $5,200,000)
Repurchase agreement 3.4%		5,200,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-31-18 at 2.190% to be repurchased at $5,200,316 on 11-1-18, collateralized by $5,317,400 U.S. Treasury Bills, 0.000% due 12-31-18 (valued at $5,304,053 including interest)	5,200,000	5,200,000
Total investments (Cost $142,482,915) 100.2%		$155,626,416
Other assets and liabilities, net (0.2%)		(338,331)
Total net assets 100.0%		$155,288,085

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 10-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $144,354,844. Net unrealized appreciation aggregated to $11,271,572, of which $17,141,957 related to gross unrealized appreciation and $5,870,385 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ENDURING ASSETS FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $142,140,127) including $335,400 of securities loaned	$155,283,594
Affiliated investments, at value (Cost $342,788)	342,822
Total investments, at value (Cost $142,482,915)	155,626,416
Cash	79,737
Foreign currency, at value (Cost $69,176)	68,934
Dividends and interest receivable	256,446
Receivable for fund shares sold	62,965
Receivable for securities lending income	10,832
Receivable from affiliates	283
Other assets	29,235
Total assets	156,134,848
Liabilities
Payable for investments purchased	27
Payable for fund shares repurchased	424,398
Payable upon return of securities loaned	342,750
Payable to affiliates
Accounting and legal services fees	16,322
Transfer agent fees	6,733
Trustees' fees	171
Other liabilities and accrued expenses	56,362
Total liabilities	846,763
Net assets	$155,288,085
Net assets consist of
Paid-in capital	$140,417,440
Accumulated distributable earnings (accumulated loss)	14,870,645
Net assets	$155,288,085

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,314,534 ÷ 458,133 shares)[1]	$11.60
Class C ($785,325 ÷ 68,273 shares)[1]	$11.50
Class I ($61,411,615 ÷ 5,288,472 shares)	$11.61
Class R6 ($1,415,996 ÷ 121,711 shares)	$11.63
Class NAV ($86,360,615 ÷ 7,424,357 shares)	$11.63
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.21

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK ENDURING ASSETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$4,101,786
Non-cash dividends	295,649
Interest	85,929
Securities lending	25,696
Less foreign taxes withheld	(276,507)
Total investment income	4,232,553
Expenses
Investment management fees	1,208,985
Distribution and service fees	24,225
Accounting and legal services fees	29,204
Transfer agent fees	50,335
Trustees' fees	2,044
Custodian fees	43,398
State registration fees	77,375
Printing and postage	30,743
Professional fees	40,041
Other	15,461
Total expenses	1,521,811
Less expense reductions	(145,750)
Net expenses	1,376,061
Net investment income	2,856,492
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,640,949
Affiliated investments	(576)
3,640,373
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(9,237,068)
Affiliated investments	185
(9,236,883)
Net realized and unrealized loss	(5,596,510)
Decrease in net assets from operations	$(2,740,018)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Enduring Assets Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$2,856,492	$2,629,010
Net realized gain	3,640,373	857,474
Change in net unrealized appreciation (depreciation)	(9,236,883)	11,393,590
Increase (decrease) in net assets resulting from operations	(2,740,018)	14,880,074
Distributions to shareholders
From net investment income and net realized gain
Class A	(102,333)	—
Class C	(8,484)	—
Class I	(809,081)	—
Class R6	(28,808)	—
Class NAV	(2,058,597)	—
From net investment income
Class A	—	(94,033)
Class C	—	(8,302)
Class I	—	(8,641)
Class R6	—	(30,202)
Class NAV	—	(2,538,226)
Total distributions	(3,007,303)	(2,679,404)
From fund share transactions	50,410,880	(24,276,701)
Total increase (decrease)	44,663,559	(12,076,031)
Net assets
Beginning of year	110,624,526	122,700,557
End of year[1]	$155,288,085	$110,624,526

[1]	Net assets - End of year includes undistributed net investment income of $145,854 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
16	JOHN HANCOCK ENDURING ASSETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.20	$10.89	$10.70	$10.99	$10.00
Net investment income[2]	0.20	0.24	0.19	0.10	0.10 [3]
Net realized and unrealized gain (loss) on investments	(0.58)	1.31	0.20	(0.17)	0.98
Total from investment operations	(0.38)	1.55	0.39	(0.07)	1.08
Less distributions
From net investment income	(0.18)	(0.24)	(0.20)	(0.22)	(0.09)
From net realized gain	(0.04)	—	—	—	—
Total distributions	(0.22)	(0.24)	(0.20)	(0.22)	(0.09)
Net asset value, end of period	$11.60	$12.20	$10.89	$10.70	$10.99
Total return (%)[4,5]	(3.20)	14.35	3.64	(0.69)	10.80 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$3	$5	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.69	1.75	1.85	2.28 [7]
Expenses including reductions	1.36	1.49	1.68	1.83	1.90 [7]
Net investment income	1.65	2.06	1.79	0.95	1.10 [3,7]
Portfolio turnover (%)	19	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Enduring Assets Fund	17

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.11	$10.81	$10.64	$11.00	$10.80
Net investment income (loss)[2]	0.11	0.15	0.12	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.58)	1.31	0.19	(0.14)	0.28
Total from investment operations	(0.47)	1.46	0.31	(0.17)	0.26
Less distributions
From net investment income	(0.10)	(0.16)	(0.14)	(0.19)	(0.06)
From net realized gain	(0.04)	—	—	—	—
Total distributions	(0.14)	(0.16)	(0.14)	(0.19)	(0.06)
Net asset value, end of period	$11.50	$12.11	$10.81	$10.64	$11.00
Total return (%)[3,4]	(3.90)	13.57	2.94	(1.58)	2.43 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [6]	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.16	2.39	2.45	3.18	3.49 [7]
Expenses including reductions	2.06	2.19	2.36	2.60	2.60 [7]
Net investment income (loss)	0.91	1.32	1.11	(0.29)	(0.40) [7]
Portfolio turnover (%)	19	14	35	35	17 [8]

[1]	The inception date for Class C shares is 5-16-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 12-20-13 to 10-31-14.
18	JOHN HANCOCK ENDURING ASSETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.21	$10.91	$10.71	$11.00	$10.00
Net investment income[2]	0.28	0.18	0.24	0.14	0.24 [3]
Net realized and unrealized gain (loss) on investments	(0.63)	1.40	0.18	(0.19)	0.87
Total from investment operations	(0.35)	1.58	0.42	(0.05)	1.11
Less distributions
From net investment income	(0.21)	(0.28)	(0.22)	(0.24)	(0.11)
From net realized gain	(0.04)	—	—	—	—
Total distributions	(0.25)	(0.28)	(0.22)	(0.24)	(0.11)
Net asset value, end of period	$11.61	$12.21	$10.91	$10.71	$11.00
Total return (%)[4]	(2.89)	14.60	3.98	(0.44)	11.07 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$1	$4	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.38	1.44	6.36	15.29 [7]
Expenses including reductions	1.02	1.17	1.26	1.52	1.60 [7]
Net investment income	2.38	1.61	2.21	1.26	2.58 [3,7]
Portfolio turnover (%)	19	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Enduring Assets Fund	19

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.23	$10.92	$10.72	$11.00	$10.00
Net investment income[2]	0.24	0.28	0.25	0.16	0.29 [3]
Net realized and unrealized gain (loss) on investments	(0.58)	1.32	0.18	(0.18)	0.82
Total from investment operations	(0.34)	1.60	0.43	(0.02)	1.11
Less distributions
From net investment income	(0.22)	(0.29)	(0.23)	(0.26)	(0.11)
From net realized gain	(0.04)	—	—	—	—
Total distributions	(0.26)	(0.29)	(0.23)	(0.26)	(0.11)
Net asset value, end of period	$11.63	$12.23	$10.92	$10.72	$11.00
Total return (%)[4]	(2.81)	14.77	4.08	(0.22)	11.13 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.29	1.34	7.86	20.14 [7]
Expenses including reductions	0.97	1.08	1.18	1.34	1.50 [7]
Net investment income	2.01	2.42	1.29	1.46	3.15 [3,7]
Portfolio turnover (%)	19	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
20	JOHN HANCOCK ENDURING ASSETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.23	$10.92	$10.72	$11.01	$10.00
Net investment income[2]	0.24	0.27	0.24	0.15	0.28 [3]
Net realized and unrealized gain (loss) on investments	(0.58)	1.33	0.19	(0.18)	0.85
Total from investment operations	(0.34)	1.60	0.43	(0.03)	1.13
Less distributions
From net investment income	(0.22)	(0.29)	(0.23)	(0.26)	(0.12)
From net realized gain	(0.04)	—	—	—	—
Total distributions	(0.26)	(0.29)	(0.23)	(0.26)	(0.12)
Net asset value, end of period	$11.63	$12.23	$10.92	$10.72	$11.01
Total return (%)[4]	(2.80)	14.78	4.09	(0.28)	11.28 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$86	$102	$113	$137	$149
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.28	1.33	1.35	1.38 [6]
Expenses including reductions	0.96	1.07	1.26	1.34	1.37 [6]
Net investment income	2.00	2.38	2.21	1.41	3.03 [3,6]
Portfolio turnover (%)	19	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Enduring Assets Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Enduring Assets Fund is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$1,714,033	$1,714,033	—	—
Canada	11,363,976	11,363,976	—	—
China	15,692,847	—	$15,692,847	—
France	9,696,673	—	9,696,673	—
Germany	7,190,547	—	7,190,547	—
Hong Kong	14,195,715	—	14,195,715	—
Italy	7,832,357	—	7,832,357	—
Japan	7,518,999	—	7,518,999	—
Spain	6,489,857	—	6,489,857	—
Switzerland	1,896,681	—	1,896,681	—
United Kingdom	12,497,404	—	12,497,404	—
United States	53,994,505	53,994,505	—	—
Securities lending collateral	342,822	342,822	—	—
Short-term investments	5,200,000	—	5,200,000	—
Total investments in securities	$155,626,416	$67,415,336	$88,211,080	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2018, the fund loaned securities valued at $335,400 and received $342,750 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       24

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $2,000.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31,2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$2,626,196	$2,679,404
Long-term capital gains	381,107	—
Total	$3,007,303	$2,679,404

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31,2018, the components of distributable earnings on a tax basis consisted of $367,916 of undistributed ordinary income and $3,231,650 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis the sum of: (a) 0.800% of the first $250 million of the fund's aggregate net assets and (b) 0.750% of fund's aggregate net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and Diversified Real Assets Fund (Infrastructure Sleeve), a series of John Hancock Investment Trust. Prior to March 1, 2018, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis the sum of: (a) 1.100% of the first $250 million of the fund's average daily net assets and (b) 1.050% of fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

Effective March 1, 2018, the Advisor contractually agreed to reduce its management fee or, if necessary make payment to Class A, Class C, Class I, Class R6 and Class NAV shares, in an amount equal to the amount by which the expenses of Class A, Class C, Class I, Class R6 and Class NAV shares, as applicable, exceed 1.31%, 2.01%, 1.00%,0.92% and 0.92% respectively, of the average annual net assets attributable to the class. For purposes of this agreement, "expenses of Class A, Class C, Class I, Class R6 and Class NAV shares" means all expenses of the applicable class excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees paid indirectly, borrowing costs, prime brokerage fees, and short dividend expenses. This agreement expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2018, the Advisor had contractually agreed to reduce its management fee by an annual rate of 0.20% of the fund's average daily net assets. This agreement expired on February 28, 2018.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,518	Class R6	$1,468
Class C	801	Class NAV	98,825
Class I	38,138	Total	$145,750

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       26

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.77% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $14,983 for the year ended October 31, 2018. Of this amount, $2,645 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $12,178 was paid as sales commissions to broker-dealers and $160 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $58 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$17,307	$6,217
Class C	6,918	745
Class I	—	43,209

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       27

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$164
Total	$24,225	$50,335

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	189,486	$2,263,139	260,806	$2,957,326
Distributions reinvested	8,587	102,180	8,027	94,033
Repurchased	(186,645)	(2,201,033)	(104,358)	(1,160,737)
Net increase	11,428	$164,286	164,475	$1,890,622
Class C shares
Sold	33,252	$394,840	11,426	$128,722
Distributions reinvested	498	5,884	500	5,845
Repurchased	(17,191)	(205,541)	(14,992)	(163,701)
Net increase (decrease)	16,559	$195,183	(3,066)	$(29,134)
Class I shares
Sold	5,781,686	$68,034,876	104,606	$1,258,127
Distributions reinvested	39,459	468,639	502	5,878
Repurchased	(641,087)	(7,586,178)	(400,916)	(4,112,866)
Net increase (decrease)	5,180,058	$60,917,337	(295,808)	$(2,848,861)
Class R6 shares
Sold	15,866	$192,081	5,040	$61,678
Distributions reinvested	2,416	28,808	2,434	28,288
Repurchased	(2,454)	(29,655)	(10,002)	(118,120)
Net increase (decrease)	15,828	$191,234	(2,528)	$(28,154)
Class NAV shares
Sold	538,893	$6,426,914	582,097	$6,589,517
Distributions reinvested	172,710	2,058,597	219,333	2,538,226
Repurchased	(1,619,216)	(19,542,671)	(2,855,064)	(32,388,917)
Net decrease	(907,613)	$(11,057,160)	(2,053,634)	$(23,261,174)
Total net increase (decrease)	4,316,260	$50,410,880	(2,190,561)	$(24,276,701)

Affiliates of the fund owned 100% of Class NAV shares on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $ 75,217,844 and $ 24,776,959, respectively, for the year ended October 31, 2018.

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Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 55.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	26.8%
John Hancock Funds II Alternative Asset Allocation Portfolio	18.4%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	10.4%

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	475,118	2,606,631	(3,047,478)	34,271	—	—	($576)	$185	$342,822
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 10 — Subsequent event

Effective on or about March 1, 2019, the fund is changing its name to John Hancock Infrastructure Fund to coincide with a change in investment strategy.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Enduring Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Enduring Assets Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $2,850,843. The fund intends to pass through foreign tax credits of $215,204.

The fund paid $654,813 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Enduring Assets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net management fee had decreased from the previous year. The Board noted that the fund's reduced management fee schedule was not yet reflected in the comparative fee and expense information provided by the independent third-party. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

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The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Enduring Assets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647901	438A 10/18 12/18

John Hancock

Seaport Long/Short Fund

(formerly John Hancock Seaport Fund)

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Seaport Long/Short Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
94	Financial statements
97	Financial highlights
102	Notes to financial statements
114	Report of independent registered public accounting firm
115	Tax information
116	Continuation of investment advisory and subadvisory agreements
122	Trustees and Officers
126	More information

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

Class A shares (without sales charge)
MSCI World Index
Morningstar long/short equity fund category average
1.16
0.15
–1.57
7.91
2.64
3.20
6.73
3.28
1 year
3 year
Since inception (12/20/13)

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities produced a narrow gain

Despite stocks' broad-based October sell-off, the fund's benchmark, the MSCI World Index, generated a positive return for the period.

The fund underperformed the index

The fund posted a small loss and failed to keep pace with the benchmark.

Short positions detracted

The fund's short positions, while dampening downside risk in October, prevented it from fully capitalizing on the modest gain in the world stock markets.

PORTFOLIO COMPOSITION AS OF 10/31/18 (%)

Common stocks	60.3
Health care	15.4
Financials	12.9
Information technology	7.3
Industrials	5.4
Consumer discretionary	5.2
Communication services	4.1
Energy	4.1
Real estate	2.2
Utilities	1.7
Materials	1.4
Consumer staples	0.6
Purchased options	0.4
Preferred securities	0.3
Short-term investments and other	39.0
TOTAL	100.0
As a percentage of net assets.

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       3

Discussion of fund performance

From the Investment Management Team
Wellington Management Company LLP

How would you characterize market conditions during the 12 months ended October 31, 2018?

The global equity markets produced a narrow advance of 1.16%, as gauged by the MSCI World Index, but the headline number fails to capture the shifting investment environment and the range of returns across regions. U.S. stocks performed very well for the majority of the annual period, thanks to the tailwinds of improving economic growth and rising corporate earnings. Developed-market international equities participated in the gains, albeit to a much lesser extent due to slower growth outside the United States. In addition, the weakness in foreign currencies against the U.S. dollar dampened returns for U.S.-based investors.

The story was different in the emerging markets, where stocks lagged due to the combination of tighter global monetary policy, rising protectionism in the United States, and worries that economic turmoil in Argentina and Turkey would evolve into a larger contagion.

These circumstances shifted considerably late in the period, leading to a 7.34% decline for the MSCI World Index in October. During this time, investors appeared to grow increasingly concerned that slower global growth and continued interest-rate increases by the U.S. Federal Reserve would put downward pressure on corporate earnings in 2019. Despite the late sell-off, the index finished in positive territory on the strength of its earlier gain.

Can you review the fund's investment strategy?

We use a multifaceted approach with allocations among five long/short strategies. As of October 31, 2018, assets were distributed as follows: diversified equity (22%), healthcare (23%), financials (19%), technology (16%), and capital cycles (20%). We strive to identify attractive individual stocks within each of these segments and offset some of the impact of broader market performance through certain short exposures. We establish the fund's short positions using derivatives, including total return swaps. We believe this strategy—which combines the insight and expertise of multiple investment teams in a single portfolio—enables the fund to capitalize on various sources of potential return without being fully reliant on the direction of the broader market to drive performance.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       4

"The fund's short positions were the largest detractors from performance, given the positive return for the broader market."

How did the fund perform, and what elements of its positioning helped and hurt results?

The fund's Class A shares lost 1.57% (excluding sales charges) and lagged the MSCI World Index. The fund's short positions were the largest detractors from performance, given the positive return for the broader market. However, this aspect of our approach helped cushion losses in the October downturn.

The technology strategy posted a gain in the period and made the largest contribution to returns. The diversified equity and healthcare strategies finished close to the break-even mark, while the capital cycles and financials strategies experienced weaker returns.

With regard to the portfolio as a whole, positioning in the financials and consumer discretionary sectors was the largest detractor. In financials, key individual detractors included Metro Bank PLC (U.K.) and ANIMA Holding SpA (Italy). In consumer discretionary, an underweight in Amazon.com, Inc.—which outperformed the overall sector by a wide margin—was the primary reason for the fund's relative shortfall. On the plus side, long holdings in the information technology, healthcare, and energy sectors were the most meaningful contributors. Stock selection in industrials also contributed positively, as did the fund's underweight positions in the industrials and materials sectors.

The U.S. companies Viper Energy Partners LP, Planet Fitness, Inc., and Insulet Corp. were among the top contributors to absolute returns in the long portfolio. In addition to the financial positions previously noted, the leading detractors on the long side included Alta Mesa Resources, Inc., Flex Ltd., and Portola Pharmaceuticals, Inc. These exposures were achieved using both stocks and total

COUNTRY COMPOSITION AS OF 10/31/18 (%)

United States	74.6
Japan	3.1
United Kingdom	2.8
China	2.8
Canada	2.2
Switzerland	1.7
Hong Kong	1.5
Sweden	1.4
France	1.3
Belgium	1.0
Other countries	7.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       5

return swaps. Relative performance was also hurt by underweights in Apple, Inc. and Microsoft Corp. The position in Apple was sold prior to the close of the period.

Within the short portfolio, the top detractors included hedges against both the broader market and the technology sector.

How was the fund positioned at the end of the period?

The fund had a lower weighting in the diversified equity portfolio compared with the same date a year ago, with a higher weighting in capital cycles and an equal weighting in the technology, financials, and healthcare strategies. The fund was positioned with 109% of its capital invested in long positions and -76% in short positions as of October 31, 2018, for a net exposure of 33% long. The total exceeds 100% due to the use of leverage.

The United States represented the fund's largest gross long (78%), gross short (-60%), and net (18%) exposures as of October 31, 2018. Net non-U.S. exposure included the emerging markets (8%), Europe (3%), Japan (2%), and Canada (2%).

In the diversified equity strategy, we strive to capitalize on our best ideas anywhere in the global financial markets. Here, our bottom-up process seeks to identify attractively valued growth companies while accounting for macroeconomic risks. The strategy's largest net long positions at the close of the period were in the healthcare, consumer discretionary, and information technology sectors.

The fund's healthcare strategy focuses, in part, on biopharmaceutical and medical technology companies with differentiated scientific efforts addressing important, unmet clinical needs. Additionally, the strategy has meaningful exposure to healthcare service companies that enable cost-effective and value-based delivery of healthcare.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Viper Energy Partners LP	1.0
Spotify Technology SA	0.9
AstraZeneca PLC	0.8
Eisai Company, Ltd.	0.7
Under Armour, Inc., Class A	0.7
PG&E Corp.	0.6
Kimbell Royalty Partners LP	0.6
American Tower Corp.	0.6
Amazon.com, Inc.	0.6
The TJX Companies, Inc.	0.6
TOTAL	7.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       6

In the financials strategy, we continued to emphasize insurance companies and banks. We believe the combination of a more pragmatic regulatory environment, lower corporate tax rates, and rising interest rates, coupled with diverging central bank policies and fundamental differences among companies in the various subsectors, makes financial services fertile ground for long/short investing. The portfolio is largely tilted to overseas financials—in both the developed and emerging markets—as well as smaller U.S. banks. Conversely, the portfolio is broadly underweight in large-cap domestic banking stocks.

We maintained significant net exposure to software and services companies in the technology strategy. Positioning among individual subsectors in technology depends on factors such as supply-and-demand trends, secular developments, new product developments, and our evaluations of existing products. In managing the technology portfolio, we focus on direct contact with company management, suppliers, and competitors to identify what we believe are favorable investment opportunities that are not yet recognized by the market.

The capital cycles portfolio is managed in a contrarian style with an emphasis on market segments that tend to be less affected by the economic cycle by virtue of their long-lasting or enduring assets. The portfolio's largest net long positions were in energy, financials, and industrials.

MANAGED BY

The Seaport Long/Short Fund is managed by a team of portfolio managers at Wellington Management.

The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-6.49	2.19	11.13
Class C2	-3.16	2.61	13.37
Class I3	-1.28	3.61	18.81
Class R6[3]	-1.19	3.75	19.62
Class NAV[3]	-1.19	3.75	19.62
Index†	1.16	6.73	37.31

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross/Net (%)	2.00	2.70	1.69	1.59	1.58

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Long/Short Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	11,337	11,337	13,731
Class I3	12-20-13	11,881	11,881	13,731
Class R6[3]	12-20-13	11,962	11,962	13,731
Class NAV[3]	12-20-13	11,962	11,962	13,731

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5/16/14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 966.70	$ 9.96	2.01%
	Hypothetical example	1,000.00	1,015.10	10.21	2.01%
Class C	Actual expenses/actual returns	1,000.00	963.00	13.41	2.71%
	Hypothetical example	1,000.00	1,011.50	13.74	2.71%
Class I	Actual expenses/actual returns	1,000.00	968.10	8.53	1.72%
	Hypothetical example	1,000.00	1,016.50	8.74	1.72%
Class R6	Actual expenses/actual returns	1,000.00	968.30	7.99	1.61%
	Hypothetical example	1,000.00	1,017.10	8.19	1.61%
Class NAV	Actual expenses/actual returns	1,000.00	968.30	7.94	1.60%
	Hypothetical example	1,000.00	1,017.10	8.13	1.60%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 60.3%		$455,215,318
(Cost $449,531,085)
Communication services 4.1%		30,994,526
Diversified telecommunication services 1.5%
China Tower Corp., Ltd., H Shares (A)(B)	5,068,000	769,059
China Unicom Hong Kong, Ltd.	3,753,000	3,925,446
China Unicom Hong Kong, Ltd., ADR	84,571	882,076
Hellenic Telecommunications Organization SA	254,667	2,838,111
ORBCOMM, Inc. (B)	72,980	695,499
Verizon Communications, Inc.	39,006	2,226,853
Entertainment 1.2%
Netflix, Inc. (B)	1,430	431,545
Nexon Company, Ltd. (B)	154,064	1,757,446
Spotify Technology SA (B)	44,577	6,672,731
Interactive media and services 1.2%
Alphabet, Inc., Class A (B)	364	396,971
Alphabet, Inc., Class C (B)	378	407,019
Facebook, Inc., Class A (B)	2,035	308,893
Tencent Holdings, Ltd.	100,368	3,438,533
TripAdvisor, Inc. (B)	36,930	1,925,530
Yandex NV, Class A (B)	95,414	2,874,824
Media 0.0%
Comcast Corp., Class A	3,924	149,661
Wireless telecommunication services 0.2%
Millicom International Cellular SA	22,936	1,294,329
Consumer discretionary 5.2%		39,119,865
Diversified consumer services 0.2%
Hope Education Group Company, Ltd. (A)(B)	9,400,000	1,414,444
Hotels, restaurants and leisure 0.8%
Boyd Gaming Corp.	104,166	2,766,649
Hilton Worldwide Holdings, Inc.	2,079	147,962
Marriott Vacations Worldwide Corp.	22,245	1,968,460
Planet Fitness, Inc., Class A (B)	20,653	1,013,856
Household durables 0.6%
Mohawk Industries, Inc. (B)	3,994	498,172
Neinor Homes SA (A)(B)	21,806	350,960
Skyline Champion Corp.	151,727	3,615,654
Internet and direct marketing retail 2.0%
Alibaba Group Holding, Ltd., ADR (B)(C)	25,195	3,584,745
Amazon.com, Inc. (B)	2,918	4,662,993
Booking Holdings, Inc. (B)	155	290,560
Delivery Hero SE (A)(B)	8,877	357,434
12	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Internet and direct marketing retail (continued)
Etsy, Inc. (B)	55,328	$2,352,547
Expedia Group, Inc.	4,769	598,176
Just Eat PLC (B)	141,217	1,095,487
Wayfair, Inc., Class A (B)	18,283	2,016,432
Specialty retail 0.6%
The TJX Companies, Inc. (C)	42,422	4,661,329
Textiles, apparel and luxury goods 1.0%
NIKE, Inc., Class B	36,664	2,751,267
Under Armour, Inc., Class A (B)	224,909	4,972,738
Consumer staples 0.6%		4,604,854
Beverages 0.2%
Treasury Wine Estates, Ltd.	131,297	1,413,223
Food and staples retailing 0.1%
Zur Rose Group AG (B)	4,111	489,509
Food products 0.3%
Archer-Daniels-Midland Company	15,868	749,763
Lamb Weston Holdings, Inc.	24,979	1,952,359
Energy 4.1%		30,932,078
Energy equipment and services 0.5%
Core Laboratories NV	7,256	618,501
Ensco PLC, Class A	69,071	493,167
Transocean, Ltd. (B)	186,658	2,055,105
Trican Well Service, Ltd. (B)	616,087	842,384
Oil, gas and consumable fuels 3.6%
Alta Mesa Resources, Inc., Class A (B)(C)	213,852	673,634
Antero Resources Corp. (B)	61,667	979,889
Baytex Energy Corp. (B)	449,980	919,478
Cameco Corp.	75,984	814,548
EOG Resources, Inc.	1,490	156,957
Euronav NV	42,842	398,932
Exxon Mobil Corp.	46,886	3,735,876
Jagged Peak Energy, Inc. (B)	89,956	1,108,258
Kimbell Royalty Partners LP	238,292	4,718,182
MOL Hungarian Oil & Gas PLC	76,808	805,351
NuStar Energy LP	59,583	1,411,521
Scorpio Tankers, Inc.	159,797	286,021
Seven Generations Energy, Ltd., Class A (B)	159,500	1,709,556
Viper Energy Partners LP (C)	210,841	7,581,842
Whitehaven Coal, Ltd.	153,240	529,333
WPX Energy, Inc. (B)	68,176	1,093,543
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	13

	Shares	Value
Financials 12.9%		$97,620,763
Banks 6.2%
Banc of California, Inc.	13,685	218,276
Bank Central Asia Tbk PT	802,000	1,248,763
Bank Mandiri Persero Tbk PT	3,019,200	1,356,591
Bank of America Corp.	96,048	2,641,320
Bank of China, Ltd., H Shares	4,967,620	2,116,412
Bank of Communications Company, Ltd., H Shares	1,404,000	1,054,764
Bank of Cyprus Holdings PLC (B)	61,755	124,138
Bank OZK	24,086	658,993
BAWAG Group AG (A)	3,809	164,316
CenterState Bank Corp.	5,350	131,503
China Construction Bank Corp., H Shares	1,508,000	1,196,669
China Merchants Bank Company, Ltd., H Shares	297,500	1,148,758
Citizens Financial Group, Inc.	34,842	1,301,349
First Bancorp	26,099	962,792
First Citizens BancShares, Inc., Class A	2,335	996,181
HDFC Bank, Ltd., ADR	16,537	1,470,305
IBERIABANK Corp.	5,723	426,306
ICICI Bank, Ltd., ADR	172,372	1,635,810
Independent Bank Group, Inc.	13,847	801,880
Industrial & Commercial Bank of China, Ltd., H Shares	560,000	379,945
ING Groep NV	147,151	1,740,942
KeyCorp	118,406	2,150,253
Live Oak Bancshares, Inc.	72,498	1,333,963
Metro Bank PLC (B)	82,909	2,352,798
Mitsubishi UFJ Financial Group, Inc.	122,500	741,430
Postal Savings Bank of China Company, Ltd., H Shares (A)	449,000	268,641
Resona Holdings, Inc.	81,300	427,641
Sberbank of Russia PJSC, ADR	97,200	1,136,268
Standard Chartered PLC	186,647	1,308,154
State Bank of India, GDR (B)	80,694	3,046,232
Sumitomo Mitsui Financial Group, Inc.	19,700	767,021
SVB Financial Group (B)	4,812	1,141,551
Texas Capital Bancshares, Inc. (B)	11,306	737,490
The Bank of NT Butterfield & Son, Ltd.	49,032	1,975,499
Unicaja Banco SA (A)	769,893	985,529
United Bank, Ltd., GDR	9,243	59,155
Van Lanschot Kempen NV	93,214	2,283,060
Western Alliance Bancorp (B)	5,928	285,967
Wintrust Financial Corp.	14,131	1,075,934
Zions Bancorp NA	55,706	2,620,967
Capital markets 1.8%
Anima Holding SpA (A)	403,954	1,689,169
Blucora, Inc. (B)	12,747	368,643
Fairfax India Holdings Corp. (A)(B)	250,148	3,174,378
14	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
Hamilton Lane, Inc., Class A	13,038	$500,398
Raymond James Financial, Inc.	4,159	318,954
Sanne Group PLC	147,434	1,054,653
TD Ameritrade Holding Corp.	34,559	1,787,391
UBS Group AG (B)	315,044	4,403,406
Consumer finance 0.8%
Acom Company, Ltd.	127,600	469,683
American Express Company	13,703	1,407,709
Navient Corp.	16,400	189,912
OneMain Holdings, Inc. (B)	31,593	901,032
Resurs Holding AB (A)	258,531	1,712,637
SLM Corp. (B)	101,033	1,024,475
Diversified financial services 0.8%
AXA Equitable Holdings, Inc.	55,195	1,119,907
Banca Farmafactoring SpA (A)	195,873	1,007,549
ECN Capital Corp.	403,640	1,070,078
Federal Street Acquisition Corp., Class A (B)	145,300	1,464,624
KBC Ancora	26,439	1,221,786
Voya Financial, Inc.	11,880	519,869
Insurance 3.1%
Ageas	38,840	1,943,362
AIA Group, Ltd.	228,000	1,734,406
American International Group, Inc.	1,500	61,935
Assurant, Inc.	14,267	1,386,895
Athene Holding, Ltd., Class A (B)	55,257	2,526,350
Intact Financial Corp.	49,736	3,929,539
Ping An Insurance Group Company of China, Ltd., H Shares	158,500	1,498,463
Sabre Insurance Group PLC (A)	286,987	966,687
Sony Financial Holdings, Inc.	149,020	3,437,810
The Hartford Financial Services Group, Inc.	20,798	944,645
Tokio Marine Holdings, Inc.	51,700	2,435,697
Trupanion, Inc. (B)	65,845	1,663,245
Unum Group	34,098	1,236,393
Mortgage real estate investment trusts 0.0%
Redwood Trust, Inc.	10,400	170,768
Thrifts and mortgage finance 0.2%
Essent Group, Ltd. (B)	13,473	531,106
NMI Holdings, Inc., Class A (B)	60,248	1,273,643
Health care 15.4%		116,416,885
Biotechnology 3.8%
Aduro Biotech, Inc. (B)	114,560	485,734
Aimmune Therapeutics, Inc. (B)	24,460	650,147
Alder Biopharmaceuticals, Inc. (B)	113,975	1,447,483
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	15

	Shares	Value
Health care (continued)
Biotechnology (continued)
Alkermes PLC (B)	8,165	$333,377
Arcus Biosciences, Inc. (B)	78,796	791,900
Arena Pharmaceuticals, Inc. (B)	18,232	650,153
BeiGene, Ltd., ADR (B)	18,975	2,389,712
Coherus Biosciences, Inc. (B)	136,566	1,596,457
Exact Sciences Corp. (B)	26,168	1,859,236
Five Prime Therapeutics, Inc. (B)	27,940	339,192
G1 Therapeutics, Inc. (B)	81,859	3,275,179
Galapagos NV (B)	23,561	2,420,616
Genmab A/S (B)	13,126	1,796,083
Genus PLC	33,718	952,633
GlycoMimetics, Inc. (B)	89,519	1,126,149
Heron Therapeutics, Inc. (B)	40,186	1,115,563
Innate Pharma SA (B)	47,244	395,173
Invitae Corp. (B)	64,453	914,588
Ironwood Pharmaceuticals, Inc. (B)	77,727	1,018,224
Jounce Therapeutics, Inc. (B)	43,098	174,116
Karyopharm Therapeutics, Inc. (B)	141,580	1,492,253
Momenta Pharmaceuticals, Inc. (B)	61,151	764,999
Portola Pharmaceuticals, Inc. (B)	10,377	204,323
Prothena Corp. PLC (B)	3,500	43,400
Radius Health, Inc. (B)	20,614	326,320
Rigel Pharmaceuticals, Inc. (B)	105,500	302,785
Seattle Genetics, Inc. (B)	9,566	536,940
UroGen Pharma, Ltd. (B)	25,600	1,021,696
Zealand Pharma A/S, ADR (B)	16,705	212,989
Health care equipment and supplies 2.8%
Abbott Laboratories	19,086	1,315,790
AtriCure, Inc. (B)	57,855	1,840,368
Baxter International, Inc.	51,455	3,216,452
Boston Scientific Corp. (B)	33,637	1,215,641
Cardiovascular Systems, Inc. (B)	36,802	1,032,296
Danaher Corp.	15,945	1,584,933
Edwards Lifesciences Corp. (B)	14,779	2,181,380
Globus Medical, Inc., Class A (B)	17,249	911,610
Haemonetics Corp. (B)	25,600	2,674,432
Hill-Rom Holdings, Inc.	9,700	815,576
Insulet Corp. (B)	11,845	1,044,847
Intuitive Surgical, Inc. (B)	2,229	1,161,710
Siemens Healthineers AG (A)(B)	5,600	231,765
STERIS PLC	8,930	976,138
Stryker Corp.	1,986	322,169
Teleflex, Inc.	3,000	722,220
16	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services 1.5%
Acadia Healthcare Company, Inc. (B)	18,415	$764,223
Centene Corp. (B)	7,400	964,368
China Resources Medical Holdings Company, Ltd.	434,240	299,220
Guardant Health, Inc. (B)	1,200	40,176
Humana, Inc.	627	200,897
Japan Lifeline Company, Ltd.	46,800	682,299
Laboratory Corp. of America Holdings (B)	4,431	711,397
LifePoint Health, Inc. (B)	10,985	712,487
R1 RCM, Inc. (B)	159,237	1,348,737
UDG Healthcare PLC	22,103	178,262
Universal Health Services, Inc., Class B	29,875	3,631,605
WellCare Health Plans, Inc. (B)	6,099	1,683,263
Health care technology 0.5%
Cerner Corp. (B)	14,875	852,040
HMS Holdings Corp. (B)	43,323	1,248,569
Teladoc Health, Inc. (B)	19,757	1,369,950
Veeva Systems, Inc., Class A (B)	5,607	512,199
Life sciences tools and services 0.8%
Agilent Technologies, Inc.	34,609	2,242,317
Bio-Techne Corp.	4,767	799,521
ICON PLC (B)	6,357	877,775
PRA Health Sciences, Inc. (B)	9,364	907,091
Tecan Group AG	3,877	874,604
Pharmaceuticals 6.0%
Aerie Pharmaceuticals, Inc. (B)	240	12,763
Allergan PLC	17,079	2,698,653
Amneal Pharmaceuticals, Inc. (B)	47,707	880,194
Assembly Biosciences, Inc. (B)	29,512	675,235
AstraZeneca PLC	79,232	6,060,426
Bristol-Myers Squibb Company	12,757	644,739
China Traditional Chinese Medicine Holdings Company, Ltd.	1,218,550	778,019
Chugai Pharmaceutical Company, Ltd.	26,605	1,557,637
Dermira, Inc. (B)	48,445	607,985
Eisai Company, Ltd.	65,725	5,473,602
Elanco Animal Health, Inc. (B)	3,400	103,632
Evolus, Inc. (B)	58,500	866,970
Hikma Pharmaceuticals PLC	52,385	1,270,596
Hutchison China MediTech, Ltd., ADR (B)	18,449	604,574
Intersect ENT, Inc. (B)	36,375	1,020,683
Kyowa Hakko Kirin Company, Ltd.	33,750	653,631
Laboratorios Farmaceuticos Rovi SA	23,667	437,338
Mylan NV (B)	40,876	1,277,375
Novartis AG	50,724	4,442,017
Ocular Therapeutix, Inc. (B)	108,960	540,442
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	17

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Ono Pharmaceutical Company, Ltd.	137,940	$3,130,358
Otonomy, Inc. (B)	48,806	113,718
Revance Therapeutics, Inc. (B)	63,548	1,383,440
Roche Holding AG	10,960	2,667,252
Sino Biopharmaceutical, Ltd.	1,656,367	1,495,023
Takeda Pharmaceutical Company, Ltd.	13,700	567,995
Teva Pharmaceutical Industries, Ltd., ADR	144,001	2,877,140
The Medicines Company (B)	36,135	840,500
Tricida, Inc. (B)	12,262	331,074
UCB SA	19,268	1,618,127
Industrials 5.4%		40,299,022
Aerospace and defense 0.9%
Cobham PLC (B)	808,294	1,109,505
Harris Corp.	3,940	585,917
Safran SA	24,363	3,148,378
Ultra Electronics Holdings PLC	99,170	1,822,915
Airlines 0.3%
Azul SA, ADR (B)	40,699	992,242
JetBlue Airways Corp. (B)	66,713	1,116,108
Building products 0.4%
Cie de Saint-Gobain	66,587	2,508,428
Fortune Brands Home & Security, Inc.	8,378	375,586
Commercial services and supplies 0.8%
Atento SA	211,075	1,296,001
China Everbright International, Ltd.	1,918,000	1,534,391
Edenred	38,078	1,444,418
Serco Group PLC (B)	639,568	784,870
The Brink's Company	10,957	726,668
Construction and engineering 0.2%
China Machinery Engineering Corp., H Shares	3,430,000	1,564,947
Electrical equipment 0.2%
Mitsubishi Electric Corp.	118,400	1,498,877
Machinery 0.3%
Epiroc AB, Class A (B)	239,536	2,102,137
ITT, Inc.	9,661	487,881
The Middleby Corp. (B)	17	1,909
Marine 0.2%
Irish Continental Group PLC	193,267	1,138,712
Professional services 1.5%
CoStar Group, Inc. (B)	4,936	1,783,969
Equifax, Inc. (C)	28,540	2,895,098
Experian PLC	102,006	2,346,056
18	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Professional services (continued)
Huron Consulting Group, Inc. (B)	31,785	$1,731,965
TransUnion	24,106	1,584,970
TriNet Group, Inc. (B)	20,492	962,919
Road and rail 0.4%
CSX Corp.	49,428	3,403,612
Trading companies and distributors 0.2%
Air Lease Corp.	16,700	636,270
Beacon Roofing Supply, Inc. (B)	25,592	714,273
Information technology 7.3%		55,367,786
Communications equipment 0.1%
CommScope Holding Company, Inc. (B)	10,463	251,740
Motorola Solutions, Inc.	3,967	486,196
Quantenna Communications, Inc. (B)	16,371	294,023
Electronic equipment, instruments and components 0.7%
Chroma ATE, Inc.	185,000	651,719
Fabrinet (B)	8,633	373,982
Flex, Ltd. (B)	38,871	305,526
Itron, Inc. (B)	13,161	686,215
Zebra Technologies Corp., Class A (B)	19,961	3,319,514
IT services 2.0%
Accenture PLC, Class A	7,653	1,206,266
Alliance Data Systems Corp.	2,635	543,284
Automatic Data Processing, Inc.	7,645	1,101,492
ExlService Holdings, Inc. (B)	19,985	1,281,039
FleetCor Technologies, Inc. (B)	7,729	1,546,032
Genpact, Ltd.	25,833	708,083
Global Payments, Inc.	4,430	506,039
GoDaddy, Inc., Class A (B)	7,907	578,555
GreenSky, Inc., Class A (B)	52,900	697,222
Mastercard, Inc., Class A	484	95,672
PayPal Holdings, Inc. (B)	16,475	1,387,030
StoneCo, Ltd., Class A (B)	1,800	51,642
Total System Services, Inc.	17,340	1,580,541
VeriSign, Inc. (B)	1,757	250,443
Visa, Inc., Class A	22,179	3,057,375
WEX, Inc. (B)	1,439	253,206
Semiconductors and semiconductor equipment 1.0%
Advanced Micro Devices, Inc. (B)	97,362	1,772,962
Broadcom, Inc.	737	164,712
First Solar, Inc. (B)	446	18,643
FormFactor, Inc. (B)	48,120	588,989
KLA-Tencor Corp.	6,909	632,450
Marvell Technology Group, Ltd.	179,610	2,947,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	19

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Microchip Technology, Inc.	11,256	$740,420
QUALCOMM, Inc.	1,078	67,795
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	3,688	140,513
Teradyne, Inc.	19,659	677,253
Universal Display Corp.	651	80,080
Software 3.4%
Adobe, Inc. (B)	7,645	1,878,835
Blackbaud, Inc.	11,127	798,028
Ceridian HCM Holding, Inc. (B)	3,286	124,769
Fair Isaac Corp. (B)	14,813	2,854,613
Globant SA (B)	50,097	2,578,994
Guidewire Software, Inc. (B)	11,054	983,474
HubSpot, Inc. (B)	11,316	1,535,015
Intuit, Inc.	6,317	1,332,887
Microsoft Corp.	7,200	769,032
Mimecast, Ltd. (B)	77,495	2,701,476
salesforce.com, Inc. (B)	21,341	2,928,839
ServiceNow, Inc. (B)	13,975	2,530,034
SS&C Technologies Holdings, Inc.	36,576	1,871,228
Workday, Inc., Class A (B)	20,575	2,736,887
Technology hardware, storage and peripherals 0.1%
Cray, Inc. (B)	23,957	543,584
NetApp, Inc.	1,988	156,038
Materials 1.4%		10,462,195
Chemicals 0.0%
Cabot Corp.	7,117	346,456
Construction materials 0.6%
Martin Marietta Materials, Inc.	4,168	713,895
Vulcan Materials Company	38,126	3,856,064
Containers and packaging 0.1%
Ball Corp.	8,297	371,706
Metals and mining 0.7%
Acacia Mining PLC (B)	480,269	939,262
Agnico Eagle Mines, Ltd.	44,790	1,583,774
Barrick Gold Corp.	115,270	1,446,639
Century Aluminum Company (B)	40,087	318,291
Eldorado Gold Corp. (B)	370,918	245,288
Kinross Gold Corp. (B)	156,984	406,589
Randgold Resources, Ltd.	2,978	234,231
Real estate 2.2%		16,544,259
Equity real estate investment trusts 1.9%
American Tower Corp.	30,250	4,713,253
20	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Camden Property Trust	43,317	$3,910,226
Crown Castle International Corp.	37,077	4,031,753
Dream Global Real Estate Investment Trust	74,359	758,022
Grivalia Properties REIC AE	85,070	730,973
Real estate management and development 0.3%
Aedas Homes SAU (A)(B)	24,227	627,121
BR Properties SA	844,800	1,772,911
Utilities 1.7%		12,853,085
Electric utilities 1.0%
Edison International	35,179	2,441,071
PG&E Corp. (B)	104,753	4,903,488
Gas utilities 0.3%
Rubis SCA	46,421	2,395,050
Multi-utilities 0.2%
E.ON SE	127,037	1,228,456
Water utilities 0.2%

Cia de Saneamento do Parana	135,820	1,885,020
Preferred securities 0.3%		$2,384,716
(Cost $2,609,632)
Financials 0.1%		1,029,124
Diversified financial services 0.1%
Mandatory Exchangeable Trust, 5.750% (A)	6,379	1,029,124
Industrials 0.1%		796,667
Machinery 0.1%
Randon SA Implementos e Participacoes	373,400	796,667
Utilities 0.1%		558,925
Electric utilities 0.1%
Cia Paranaense de Energia, B Shares	79,300	558,925
Warrants 0.0%		$106,160
(Cost $248,123)
Alta Mesa Resources, Inc. (Expiration Date: 2-9-23; Strike Price: $11.50) (B)	56,530	22,612

Federal Street Acquisition Corp. (Expiration Date: 7-24-22; Strike Price: $11.50) (B)	72,650	83,548

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	21

	Contracts/Notional amount	Value
Purchased options 0.4%		$3,080,448
(Cost $5,155,962)
Calls 0.2%		1,364,121
Exchange Traded Option on Antero Resources Corp. (Expiration Date: 11-16-18; Strike Price: $22.50; Notional Amount: 253,200) (B)	2,532	6,330
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-21-18; Strike Price: $3,050.00; Notional Amount: 90,000) (B)	900	69,750
Over the Counter Option on China Construction Bank (Expiration Date: 12-28-18; Strike Price: HKD 7.25; Counterparty: JPMorgan Chase Bank N.A.) (B)(D)	15,068,422	51,598
Over the Counter Option on China Construction Bank Corp. (Expiration Date: 12-28-18; Strike Price: HKD 7.25; Counterparty: Citigroup Global Markets, Inc.) (B)(D)	4,009,426	13,729
Over the Counter Option on ChinaAMC CSI 300 Index ETF (Expiration Date: 11-29-18; Strike Price: HKD 40.51; Counterparty: Morgan Stanley & Company, Inc.) (B)(D)	806,682	16,862
Over the Counter Option on iShares FTSE/Xinhua China 25 Index (Expiration Date: 11-29-18; Strike Price: HKD 13.00; Counterparty: JPMorgan Chase Bank N.A.) (B)(D)	2,278,812	40,026
Over the Counter Option on iShares FTSE/Xinhua China 25 Index (Expiration Date: 6-27-19; Strike Price: HKD 14.00; Counterparty: Citigroup Global Markets, Inc.) (B)(D)	7,156,976	288,556
Over the Counter Option on the USD vs. JPY (Expiration Date: 9-23-21; Strike Price: $114.00; Counterparty: Goldman Sachs & Company) (B)(D)	20,020,323	296,041
Over the Counter Option on United Bank, Ltd. (Expiration Date: 6-28-19; Strike Price: $0.00; Counterparty: JPMorgan Chase Bank N.A.) (B)(D)	229,600	257,482
Over the Counter Option on Vincom Retail JSC (Expiration Date: 10-9-27; Strike Price: $0.00; Counterparty: Deutsche Bank AG) (B)(D)	252,467	323,747
Puts 0.2%		1,716,327
Exchange Traded Option on Financial Select Sector SPDR Fund (Expiration Date: 11-16-18; Strike Price: $24.50; Notional Amount: 569,100) (B)	5,691	71,137
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 11-16-18; Strike Price: $166.00; Notional Amount: 141,000) (B)	1,410	431,460
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 1-18-19; Strike Price: $173.00; Notional Amount: 33,500) (B)	335	298,653
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 12-21-18; Strike Price: $163.00; Notional Amount: 82,500) (B)	825	332,475
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 12-21-18; Strike Price: $173.00; Notional Amount: 33,500) (B)	335	262,808
22	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Puts (continued)
Exchange Traded Option on S&P 500 Index (Expiration Date: 1-18-19; Strike Price: $2,725.00; Notional Amount: 1,800) (B)	18	$167,130
Over the Counter Option on 10 Year Interest Rate Swap. Receive a floating rate based on 3-month LIBOR and pay a fixed rate of 3.250% (Expiration Date: 1-14-19; Strike Rate: 3.250%; Counterparty: Morgan Stanley & Company, Inc.) (B)(D)	16,945,000	152,664

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 36.7%				$276,670,956
(Cost $276,679,705)
U.S. Government 35.6%				268,777,846
U.S. Treasury Bill	1.993	11-01-18	20,280,000	20,280,000
U.S. Treasury Bill (C)	2.010	11-08-18	21,285,000	21,276,303
U.S. Treasury Bill (C)	2.025	11-15-18	4,920,000	4,915,953
U.S. Treasury Bill (C)	2.040	11-23-18	20,640,000	20,612,834
U.S. Treasury Bill (C)	2.068	11-29-18	16,180,000	16,152,723
U.S. Treasury Bill (C)	2.091	12-06-18	20,260,000	20,217,873
U.S. Treasury Bill (C)	2.105	12-13-18	10,005,000	9,979,919
U.S. Treasury Bill (C)	2.118	12-20-18	14,395,000	14,352,581
U.S. Treasury Bill (C)	2.148	12-13-18	7,730,000	7,710,629
U.S. Treasury Bill	2.174	12-11-18	2,830,000	2,823,200
U.S. Treasury Bill (C)	2.175	01-03-19	19,810,000	19,733,038
U.S. Treasury Bill (C)	2.180	12-27-18	18,505,000	18,441,456
U.S. Treasury Bill (C)	2.240	01-31-19	3,535,000	3,514,537
U.S. Treasury Bill (C)	2.257	01-17-19	28,170,000	28,034,809
U.S. Treasury Bill (C)	2.286	01-24-19	28,660,000	28,512,501
U.S. Treasury Bill (C)	2.289	01-31-19	17,580,000	17,478,281
U.S. Treasury Bill (C)	2.292	02-28-19	3,125,000	3,101,190
U.S. Treasury Bill (C)	2.336	04-04-19	11,760,000	11,640,019

	Yield (%)	Shares	Value
Money market funds 1.1%			7,893,110
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.0858(E)	7,893,110	7,893,110

Total investments (Cost $734,224,507) 97.7%	$737,457,598
Other assets and liabilities, net 2.3%	17,510,422
Total net assets 100.0%	$754,968,020

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
HKD	Hong Kong Dollar
JPY	Japanese Yen

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	23

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(D)	For this type of option, notional amounts are equivalent to number of contracts.
(E)	The rate shown is the annualized seven-day yield as of 10-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
24	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
SGX Nifty 50 Index Futures	142	Short	Nov 2018	$(2,901,438)	$(2,949,908)	$(48,470)
						$(48,470)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	6,448,000	USD	7,330,460	State Street Bank and Trust Company	11/30/2018	—	$(11,352)
EUR	335,000	USD	390,804	State Street Bank and Trust Company	12/19/2018	—	(9,764)
GBP	2,598,000	USD	3,429,018	Morgan Stanley and Company International PLC	12/19/2018	—	(100,266)
JPY	435,058,000	USD	3,895,624	BNP Paribas SA	11/30/2018	—	(32,335)
JPY	55,900,000	USD	505,795	JPMorgan Chase Bank N.A.	12/19/2018	—	(8,428)
JPY	750,200,000	USD	6,626,096	Morgan Stanley and Company International PLC	12/19/2018	$48,775	—
SGD	330,000	USD	239,193	BNP Paribas SA	11/30/2018	—	(816)
USD	7,477,707	AUD	10,425,000	BNP Paribas SA	12/19/2018	91,454	—
USD	6,949,469	CNY	48,025,000	Standard Chartered Bank	12/19/2018	78,120	—
USD	11,817,639	EUR	10,395,000	State Street Bank and Trust Company	11/30/2018	18,303	—
USD	10,904,005	EUR	9,347,000	State Street Bank and Trust Company	12/19/2018	272,430	—
USD	7,644,737	GBP	5,960,000	Goldman Sachs International	11/30/2018	17,523	—
USD	3,407,874	GBP	2,598,000	Morgan Stanley and Company International PLC	12/19/2018	79,122	—
USD	497,601	JPY	55,900,000	Morgan Stanley and Company International PLC	12/19/2018	234	—
USD	6,580,209	KRW	7,447,810,000	Morgan Stanley and Company International PLC	12/19/2018	46,087	—
USD	5,586,897	SGD	7,675,000	Goldman Sachs International	12/19/2018	40,575	—
						$692,623	$(162,961)
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Puts
Exchange-traded	Financial Select Sector SPDR Fund	USD	22.50	Nov 2018	5,691	569,100	$62,405	$(19,919)
Exchange-traded	Invesco QQQ Trust Series 1	USD	146.00	Dec 2018	825	82,500	143,845	(96,525)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	25

Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Puts (continued)
Exchange-traded	Invesco QQQ Trust Series 1	USD	155.00	Dec 2018	335	33,500	$50,238	$(76,045)
Exchange-traded	Invesco QQQ Trust Series 1	USD	155.00	Jan 2019	335	33,500	65,648	(104,352)
Exchange-traded	Patterson-UTI Energy, Inc.	USD	14.00	Feb 2019	955	95,500	93,553	(57,300)
							$415,689	$(354,141)
							$415,689	$(354,141)

Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Puts
Exchange-traded	S&P 500 Index	USD	2,450.00	Jan 2019	18	1,800	$35,063	$(48,240)
							$35,063	$(48,240)
							$35,063	$(48,240)

Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	USD	135.00	Sep 2021	20,020,323	$271,275	$(39,780)
						$271,275	$(39,780)
* For this type of option, notional amounts are equivalent to number of contracts.
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Goldman Sachs International	Republic of Korea	11,800,000	USD	$ 11,800,000	1.000%	Quarterly	Jun 2023	$ (257,719)	$ (63,681)	$ (321,400)
				$11,800,000				$(257,719)	$(63,681)	$(321,400)

Total return swaps
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR	Monthly	USD	6,970,430	May 2020	Deutsche Bank AG	—	$212,283	$212,283
26	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR + 0.20%	Monthly	USD	1,191,861	May 2020	Deutsche Bank AG	—	$36,027	$36,027
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR	Monthly	USD	2,368,326	May 2020	Deutsche Bank AG	—	72,248	72,248
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR	Monthly	USD	3,247,179	May 2020	Deutsche Bank AG	—	98,471	98,471
Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.11%	Monthly	USD	14,968,649	May 2020	Deutsche Bank AG	—	601,812	601,812
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	2,312,001	May 2020	Deutsche Bank AG	—	31,740	31,740
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	222,906	May 2020	Deutsche Bank AG	—	3,070	3,070
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	136,869	May 2020	Deutsche Bank AG	—	1,886	1,886
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	840,790	May 2020	Deutsche Bank AG	—	11,543	11,543
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	263,434	May 2020	Deutsche Bank AG	—	3,462	3,462
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	4,795,510	May 2020	Deutsche Bank AG	—	195,115	195,115
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	159,802	May 2020	Deutsche Bank AG	—	6,509	6,509
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	134,142	May 2020	Deutsche Bank AG	—	5,464	5,464
Pay	iShares Dow Jones U.S. ETF	1-Month USD LIBOR - 2.77%	Monthly	USD	914,719	May 2020	Deutsche Bank AG	—	20,050	20,050
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	611,568	May 2020	Deutsche Bank AG	—	6,321	6,321
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	1,212,065	May 2020	Deutsche Bank AG	—	12,882	12,882
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	207,308	May 2020	Deutsche Bank AG	—	1,149	1,149
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	27

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.75%	Monthly	USD	2,236,451	May 2020	Deutsche Bank AG	—	$62,164	$62,164
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.75%	Monthly	USD	110,170	May 2020	Deutsche Bank AG	—	3,068	3,068
Pay	iShares JPMorgan USD Emerging Markets Bond ETF	1-Month USD LIBOR + 0.02%	Monthly	USD	1,520,195	May 2020	Deutsche Bank AG	—	15,101	15,101
Pay	iShares JPMorgan USD Emerging Markets Bond ETF	1-Month USD LIBOR + 0.02%	Monthly	USD	547,709	May 2020	Deutsche Bank AG	—	5,476	5,476
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 0.05%	Monthly	USD	3,825,680	May 2020	Deutsche Bank AG	—	128,511	128,511
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 0.05%	Monthly	USD	1,665,158	May 2020	Deutsche Bank AG	—	56,428	56,428
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.43%	Monthly	USD	15,846,426	May 2020	Deutsche Bank AG	—	1,054,576	1,054,576
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	5,965,725	May 2020	Deutsche Bank AG	—	205,818	205,818
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	220,097	May 2020	Deutsche Bank AG	—	7,603	7,603
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	133,068	May 2020	Deutsche Bank AG	—	4,598	4,598
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	5,319,505	May 2020	Deutsche Bank AG	—	85,890	85,890
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	2,095,454	May 2020	Deutsche Bank AG	—	33,834	33,834
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	5,042,375	May 2020	Deutsche Bank AG	—	81,415	81,415
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	128,030	May 2020	Deutsche Bank AG	—	2,073	2,073
28	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	3,902,251	May 2020	Deutsche Bank AG	—	$61,387	$61,387
Pay	iShares S&P 500 Growth ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	407,800	May 2020	Deutsche Bank AG	—	8,443	8,443
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	4,792,030	May 2020	Deutsche Bank AG	—	(31,230)	(31,230)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.85%	Monthly	USD	3,452,107	May 2020	Deutsche Bank AG	—	(31,251)	(31,251)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.50%	Monthly	USD	6,223,607	May 2020	Deutsche Bank AG	—	86,929	86,929
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	118,196	May 2020	Deutsche Bank AG	—	(780)	(780)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.85%	Monthly	USD	134,072	May 2020	Deutsche Bank AG	—	(1,207)	(1,207)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.50%	Monthly	USD	151,233	May 2020	Deutsche Bank AG	—	2,088	2,088
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	236,392	May 2020	Deutsche Bank AG	—	(1,686)	(1,686)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.40%	Monthly	USD	127,288	May 2020	Deutsche Bank AG	—	(908)	(908)
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 2.50%	Monthly	USD	2,671,996	May 2020	Deutsche Bank AG	—	95,169	95,169
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	3,694,690	May 2020	Deutsche Bank AG	—	(1,871)	(1,871)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	29

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	319,801	May 2020	Deutsche Bank AG	—	$(130)	$(130)
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	120,391	May 2020	Deutsche Bank AG	—	(46)	(46)
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR + 0.15%	Monthly	USD	281,918	May 2020	Deutsche Bank AG	—	8,581	8,581
Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 0.87%	Monthly	USD	33,610,814	May 2020	Deutsche Bank AG	—	2,524,873	2,524,873
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR + 0.05%	Monthly	USD	2,633,176	May 2020	Deutsche Bank AG	—	118,524	118,524
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 1.90%	Monthly	USD	14,052,172	May 2020	Deutsche Bank AG	—	529,352	529,352
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	16,220,185	May 2020	Deutsche Bank AG	—	1,385,431	1,385,431
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	1,000,765	May 2020	Deutsche Bank AG	—	85,479	85,479
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	3,908,854	May 2020	Deutsche Bank AG	—	331,315	331,315
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	5,806,479	May 2020	Deutsche Bank AG	—	208,041	208,041
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	1,098,093	May 2020	Deutsche Bank AG	—	39,395	39,395
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	63,580	May 2020	Deutsche Bank AG	—	2,191	2,191
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	2,666,013	May 2020	Deutsche Bank AG	—	95,672	95,672
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	3,094,204	May 2020	Deutsche Bank AG	—	105,055	105,055
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	1,087,285	May 2020	Deutsche Bank AG	—	38,396	38,396
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	2,192,501	May 2020	Deutsche Bank AG	—	75,324	75,324
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	3,723,493	May 2020	Deutsche Bank AG	—	126,975	126,975
30	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR + 0.05%	Monthly	USD	4,747,264	May 2020	Deutsche Bank AG	—	$139,634	$139,634
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.90%	Monthly	USD	8,247,882	May 2020	Deutsche Bank AG	—	233,540	233,540
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	5,445,397	May 2020	Deutsche Bank AG	—	168,305	168,305
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	235,525	May 2020	Deutsche Bank AG	—	7,344	7,344
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	168,110	May 2020	Deutsche Bank AG	—	5,242	5,242
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 3.25%	Monthly	USD	257,541	May 2020	Deutsche Bank AG	—	7,213	7,213
Pay	BNY Mellon China Select ADR Index	1-Month USD LIBOR - 0.40%	Monthly	USD	1,929,768	May 2020	Goldman Sachs International Bank	—	63,345	63,345
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	633,619	May 2020	Goldman Sachs International Bank	—	29,388	29,388
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.46%	Monthly	USD	1,205,512	May 2020	Goldman Sachs International Bank	—	33,954	33,954
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.29%	Monthly	USD	1,107,198	May 2020	Goldman Sachs International Bank	—	31,185	31,185
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.46%	Monthly	USD	2,257,367	May 2020	Goldman Sachs International Bank	—	63,580	63,580
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.26%	Monthly	USD	988,590	May 2020	Goldman Sachs International Bank	—	31,426	31,426
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.29%	Monthly	USD	933,310	May 2020	Goldman Sachs International Bank	—	26,287	26,287
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.29%	Monthly	USD	1,226,914	May 2020	Goldman Sachs International Bank	—	34,557	34,557
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	31

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.83%	Monthly	USD	1,160,870	May 2020	Goldman Sachs International Bank	—	$32,685	$32,685
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	4,054,071	May 2020	Goldman Sachs International Bank	—	96,102	96,102
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	3,932,643	May 2020	Goldman Sachs International Bank	—	77,925	77,925
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	8,308,327	May 2020	Goldman Sachs International Bank	—	164,630	164,630
Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	4,522,822	May 2020	Goldman Sachs International Bank	—	239,490	239,490
Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	3,276,024	May 2020	Goldman Sachs International Bank	—	—	—
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,822,641	May 2020	Goldman Sachs International Bank	—	(22,815)	(22,815)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.69%	Monthly	USD	3,125,005	May 2020	Goldman Sachs International Bank	—	(47,169)	(47,169)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR	Monthly	USD	2,848,159	May 2020	Goldman Sachs International Bank	—	28,153	28,153
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR	Monthly	USD	2,834,519	May 2020	Goldman Sachs International Bank	—	25,473	25,473
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	1,707,599	May 2020	Goldman Sachs International Bank	—	(14,424)	(14,424)
Pay	Markit iBoxx EUR Liquid High Yield Index	3-Month EUR EURIBOR	Quarterly	EUR	2,010,000	Dec 2018	JPMorgan Chase Bank	$1,445	21,326	22,771
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR	Monthly	USD	244,124	May 2020	JPMorgan Chase Bank	—	(927)	(927)
32	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	145,159	May 2020	JPMorgan Chase Bank	—	$10,232	$10,232
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR	Monthly	USD	309,033	May 2020	JPMorgan Chase Bank	—	2,999	2,999
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR	Monthly	USD	338,276	May 2020	JPMorgan Chase Bank	—	(1,238)	(1,238)
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	826,369	May 2020	JPMorgan Chase Bank	—	64,752	64,752
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR	Monthly	USD	171,534	May 2020	JPMorgan Chase Bank	—	(98)	(98)
Pay	iShares MSCI Taiwan ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	2,403,583	May 2020	JPMorgan Chase Bank	—	141,680	141,680
Pay	iShares MSCI Taiwan ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,282,916	May 2020	JPMorgan Chase Bank	—	43,722	43,722
Pay	iShares MSCI Taiwan ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,275,656	May 2020	JPMorgan Chase Bank	—	27,351	27,351
Pay	iShares MSCI Taiwan ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,719,113	May 2020	JPMorgan Chase Bank	—	(14,679)	(14,679)
Pay	iShares MSCI Taiwan ETF	1-Month USD LIBOR	Monthly	USD	478,300	May 2020	JPMorgan Chase Bank	—	1,228	1,228
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,952,926	May 2020	JPMorgan Chase Bank	—	212,224	212,224
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	1,237,055	May 2020	JPMorgan Chase Bank	—	108,152	108,152
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	1,217,448	May 2020	JPMorgan Chase Bank	—	105,770	105,770
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	2,436,678	May 2020	JPMorgan Chase Bank	—	211,695	211,695
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	434,228	May 2020	JPMorgan Chase Bank	—	37,638	37,638
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR	Monthly	USD	418,680	May 2020	JPMorgan Chase Bank	—	(453)	(453)
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	198,064	May 2020	JPMorgan Chase Bank	—	16,160	16,160
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	33

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR	Monthly	USD	300,553	May 2020	JPMorgan Chase Bank	—	$1,432	$1,432
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR	Monthly	USD	131,985	May 2020	JPMorgan Chase Bank	—	(181)	(181)
Pay	iShares S&P 500 Growth ETF	1-Month USD LIBOR - 1.50%	Monthly	USD	673,819	May 2020	JPMorgan Chase Bank	—	42,657	42,657
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 2.25%	Monthly	USD	697,930	May 2020	JPMorgan Chase Bank	—	47,357	47,357
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR	Monthly	USD	531,936	May 2020	JPMorgan Chase Bank	—	(2,588)	(2,588)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR	Monthly	USD	328,013	May 2020	JPMorgan Chase Bank	—	(1,855)	(1,855)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR	Monthly	USD	419,789	May 2020	JPMorgan Chase Bank	—	(1,607)	(1,607)
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR	Monthly	USD	166,188	May 2020	JPMorgan Chase Bank	—	1,223	1,223
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR	Monthly	USD	200,960	May 2020	JPMorgan Chase Bank	—	(1,329)	(1,329)
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR	Monthly	USD	180,396	May 2020	JPMorgan Chase Bank	—	703	703
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 1.10%	Monthly	USD	1,957,484	May 2020	JPMorgan Chase Bank	—	342,440	342,440
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	2,538,117	May 2020	JPMorgan Chase Bank	—	444,977	444,977
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 0.90%	Monthly	USD	1,250,703	May 2020	JPMorgan Chase Bank	—	217,190	217,190
34	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 0.90%	Monthly	USD	1,232,364	May 2020	JPMorgan Chase Bank	—	$206,858	$206,858
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,167,202	May 2020	JPMorgan Chase Bank	—	68,540	68,540
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.85%	Monthly	USD	2,301,949	May 2020	JPMorgan Chase Bank	—	224,448	224,448
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	836,247	May 2020	JPMorgan Chase Bank	—	34,549	34,549
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	6,507,297	May 2020	JPMorgan Chase Bank	—	439,221	439,221
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	85,385	May 2020	JPMorgan Chase Bank	—	5,706	5,706
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	503,724	May 2020	JPMorgan Chase Bank	—	21,412	21,412
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	1,389,987	May 2020	JPMorgan Chase Bank	—	25,750	25,750
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR	Monthly	USD	1,774,639	May 2020	JPMorgan Chase Bank	—	4,342	4,342
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	577,694	May 2020	JPMorgan Chase Bank	—	35,018	35,018
Pay	Vanguard REIT ETF	1-Month USD LIBOR	Monthly	USD	711,113	May 2020	JPMorgan Chase Bank	—	1,690	1,690
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR	Monthly	USD	378,696	May 2020	JPMorgan Chase Bank	—	135	135
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.45%	Monthly	USD	31,711	May 2020	Morgan Stanley and Company International	—	934	934
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.35%	Monthly	USD	3,212,808	May 2020	Morgan Stanley and Company International	—	86,810	86,810
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.35%	Monthly	USD	4,184,713	May 2020	Morgan Stanley and Company International	—	111,346	111,346
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.35%	Monthly	USD	4,477,848	May 2020	Morgan Stanley and Company International	—	134,400	134,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	35

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.45%	Monthly	USD	2,279,992	May 2020	Morgan Stanley and Company International	—	$51,749	$51,749
Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.45%	Monthly	USD	1,967,432	May 2020	Morgan Stanley and Company International	—	43,785	43,785
Pay	Industrial Select SPDR ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	4,194,588	May 2020	Morgan Stanley and Company International	—	236,755	236,755
Pay	Industrial Select SPDR ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,740,370	May 2020	Morgan Stanley and Company International	—	80,021	80,021
Pay	Industrial Select SPDR ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	824,272	May 2020	Morgan Stanley and Company International	—	(9,536)	(9,536)
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.45%	Monthly	USD	2,802,029	May 2020	Morgan Stanley and Company International	—	48,584	48,584
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.45%	Monthly	USD	178,582	May 2020	Morgan Stanley and Company International	—	3,118	3,118
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.45%	Monthly	USD	174,104	May 2020	Morgan Stanley and Company International	—	3,043	3,043
Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.45%	Monthly	USD	232,139	May 2020	Morgan Stanley and Company International	—	3,946	3,946
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	171,928	May 2020	Morgan Stanley and Company International	—	4,080	4,080
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	134,324	May 2020	Morgan Stanley and Company International	—	3,123	3,123
Pay	iShares Dow Jones U.S. ETF	1-Month USD LIBOR - 3.66%	Monthly	USD	62,691	May 2020	Morgan Stanley and Company International	—	1,403	1,403
Pay	iShares Dow Jones U.S. ETF	1-Month USD LIBOR - 2.09%	Monthly	USD	1,283,076	May 2020	Morgan Stanley and Company International	—	22,964	22,964
36	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Dow Jones U.S. ETF	1-Month USD LIBOR - 1.69%	Monthly	USD	1,210,563	May 2020	Morgan Stanley and Company International	—	$14,688	$14,688
Pay	iShares Dow Jones U.S. ETF	1-Month USD LIBOR - 1.69%	Monthly	USD	1,217,500	May 2020	Morgan Stanley and Company International	—	(3,003)	(3,003)
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 2.66%	Monthly	USD	945,343	May 2020	Morgan Stanley and Company International	—	14,405	14,405
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 2.66%	Monthly	USD	279,583	May 2020	Morgan Stanley and Company International	—	4,260	4,260
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 2.66%	Monthly	USD	169,580	May 2020	Morgan Stanley and Company International	—	1,777	1,777
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 3.42%	Monthly	USD	1,238,564	May 2020	Morgan Stanley and Company International	—	12,976	12,976
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 3.42%	Monthly	USD	1,217,389	May 2020	Morgan Stanley and Company International	—	12,754	12,754
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.66%	Monthly	USD	2,382,622	May 2020	Morgan Stanley and Company International	—	50,578	50,578
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.66%	Monthly	USD	194,312	May 2020	Morgan Stanley and Company International	—	4,144	4,144
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.66%	Monthly	USD	196,938	May 2020	Morgan Stanley and Company International	—	4,088	4,088
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.66%	Monthly	USD	820,575	May 2020	Morgan Stanley and Company International	—	17,045	17,045
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.66%	Monthly	USD	185,997	May 2020	Morgan Stanley and Company International	—	3,847	3,847
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.17%	Monthly	USD	3,260,418	May 2020	Morgan Stanley and Company International	—	65,930	65,930
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	37

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,630,209	May 2020	Morgan Stanley and Company International	—	$32,312	$32,312
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	875,280	May 2020	Morgan Stanley and Company International	—	17,359	17,359
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.18%	Monthly	USD	2,011,478	May 2020	Morgan Stanley and Company International	—	80,618	80,618
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.18%	Monthly	USD	772,293	May 2020	Morgan Stanley and Company International	—	21,403	21,403
Pay	iShares Edge MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 0.94%	Monthly	USD	3,348,878	May 2020	Morgan Stanley and Company International	—	(32,487)	(32,487)
Pay	iShares iBoxx $ High Yield Corporate Bond ETF	1-Month USD LIBOR - 3.45%	Monthly	USD	5,250,955	May 2020	Morgan Stanley and Company International	—	(8,773)	(8,773)
Pay	iShares MSCI Emerging Markets ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	765,631	May 2020	Morgan Stanley and Company International	—	14,400	14,400
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	31,803	May 2020	Morgan Stanley and Company International	—	512	512
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 7.08%	Monthly	USD	1,908,625	May 2020	Morgan Stanley and Company International	—	32,658	32,658
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	3,873,390	May 2020	Morgan Stanley and Company International	—	61,121	61,121
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	2,737,116	May 2020	Morgan Stanley and Company International	—	43,191	43,191
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 7.18%	Monthly	USD	12,212,514	May 2020	Morgan Stanley and Company International	—	189,511	189,511
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	11,230,831	May 2020	Morgan Stanley and Company International	—	635,551	635,551
38	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	919,141	May 2020	Morgan Stanley and Company International	—	$52,046	$52,046
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	2,966,045	May 2020	Morgan Stanley and Company International	—	168,037	168,037
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	300,766	May 2020	Morgan Stanley and Company International	—	17,068	17,068
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	2,385,210	May 2020	Morgan Stanley and Company International	—	131,605	131,605
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	162,679	May 2020	Morgan Stanley and Company International	—	5,677	5,677
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,182,966	May 2020	Morgan Stanley and Company International	—	37,194	37,194
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	2,369,633	May 2020	Morgan Stanley and Company International	—	75,451	75,451
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	67,687	May 2020	Morgan Stanley and Company International	—	1,833	1,833
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	169,314	May 2020	Morgan Stanley and Company International	—	4,609	4,609
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	159,864	May 2020	Morgan Stanley and Company International	—	4,323	4,323
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	987,726	May 2020	Morgan Stanley and Company International	—	25,602	25,602
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.43%	Monthly	USD	1,707,370	May 2020	Morgan Stanley and Company International	—	74,982	74,982
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	1,391,959	May 2020	Morgan Stanley and Company International	—	22,430	22,430
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	39

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	1,833,592	May 2020	Morgan Stanley and Company International	—	$28,869	$28,869
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	5,403,352	May 2020	Morgan Stanley and Company International	—	83,412	83,412
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	1,528,551	May 2020	Morgan Stanley and Company International	—	23,763	23,763
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	108,456	May 2020	Morgan Stanley and Company International	—	1,720	1,720
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	1,620,398	May 2020	Morgan Stanley and Company International	—	24,562	24,562
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	3,346,650	May 2020	Morgan Stanley and Company International	—	50,729	50,729
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	508,939	May 2020	Morgan Stanley and Company International	—	7,715	7,715
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 1.18%	Monthly	USD	1,637,999	May 2020	Morgan Stanley and Company International	—	24,487	24,487
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 1.18%	Monthly	USD	4,918,956	May 2020	Morgan Stanley and Company International	—	73,536	73,536
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	4,795,130	May 2020	Morgan Stanley and Company International	—	70,874	70,874
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	25,125,285	May 2020	Morgan Stanley and Company International	—	368,773	368,773
Pay	iShares S&P 500 Growth ETF	1-Month USD LIBOR - 1.36%	Monthly	USD	1,652,165	May 2020	Morgan Stanley and Company International	—	24,394	24,394
40	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 2.16%	Monthly	USD	1,282,508	May 2020	Morgan Stanley and Company International	$(62,904)	$90,662	$27,758
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	519,496	May 2020	Morgan Stanley and Company International	—	4,175	4,175
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	244,136	May 2020	Morgan Stanley and Company International	(864)	(61)	(925)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	1,277,876	May 2020	Morgan Stanley and Company International	(4,524)	(5,059)	(9,583)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 3.42%	Monthly	USD	160,242	May 2020	Morgan Stanley and Company International	(7,859)	11,447	3,588
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 3.42%	Monthly	USD	286,789	May 2020	Morgan Stanley and Company International	(14,066)	20,487	6,421
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	159,984	May 2020	Morgan Stanley and Company International	(566)	(634)	(1,200)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 3.50%	Monthly	USD	199,297	May 2020	Morgan Stanley and Company International	(9,775)	13,895	4,120
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR	Monthly	USD	809,683	May 2020	Morgan Stanley and Company International	(384)	14,452	14,068
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 4.10%	Monthly	USD	179,386	May 2020	Morgan Stanley and Company International	(8,798)	11,953	3,155
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	41

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	189,878	May 2020	Morgan Stanley and Company International	$(672)	$(839)	$(1,511)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 4.10%	Monthly	USD	290,618	May 2020	Morgan Stanley and Company International	(14,254)	19,366	5,112
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	110,688	May 2020	Morgan Stanley and Company International	—	829	829
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.43%	Monthly	USD	1,177,108	May 2020	Morgan Stanley and Company International	—	22,570	22,570
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 1.92%	Monthly	USD	111,002	May 2020	Morgan Stanley and Company International	—	2,173	2,173
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 1.92%	Monthly	USD	140,481	May 2020	Morgan Stanley and Company International	—	2,054	2,054
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 1.92%	Monthly	USD	35,302	May 2020	Morgan Stanley and Company International	—	516	516
Pay	iShares UK Property UCITS ETF	1-Month GBP LIBOR - 0.88%	Monthly	GBP	1,111,368	May 2020	Morgan Stanley and Company International	—	(37,350)	(37,350)
Pay	iShares UK Property UCITS ETF	1-Month GBP LIBOR - 0.88%	Monthly	GBP	396,741	May 2020	Morgan Stanley and Company International	—	(16,408)	(16,408)
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR - 3.22%	Monthly	USD	85,450	May 2020	Morgan Stanley and Company International	—	883	883
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR - 3.22%	Monthly	USD	148,358	May 2020	Morgan Stanley and Company International	—	1,144	1,144
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	98,235	May 2020	Morgan Stanley and Company International	—	1,654	1,654
42	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 1.85%	Monthly	USD	1,657,308	May 2020	Morgan Stanley and Company International	—	$(8,907)	$(8,907)
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	302,142	May 2020	Morgan Stanley and Company International	—	9,588	9,588
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	122,703	May 2020	Morgan Stanley and Company International	—	3,908	3,908
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	153,464	May 2020	Morgan Stanley and Company International	—	4,891	4,891
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	45,800	May 2020	Morgan Stanley and Company International	—	1,438	1,438
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,157,037	May 2020	Morgan Stanley and Company International	—	146,309	146,309
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 1.06%	Monthly	USD	1,684,884	May 2020	Morgan Stanley and Company International	—	212,766	212,766
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR	Monthly	USD	1,488,286	May 2020	Morgan Stanley and Company International	—	(73,509)	(73,509)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 2.41%	Monthly	USD	273,575	May 2020	Morgan Stanley and Company International	—	8,691	8,691
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 2.41%	Monthly	USD	1,816,728	May 2020	Morgan Stanley and Company International	—	58,155	58,155
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 2.41%	Monthly	USD	184,268	May 2020	Morgan Stanley and Company International	—	5,909	5,909
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,460,968	May 2020	Morgan Stanley and Company International	—	40,692	40,692
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	7,697,847	May 2020	Morgan Stanley and Company International	—	321,812	321,812
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	43

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.83%	Monthly	USD	1,479,021	May 2020	Morgan Stanley and Company International	—	$44,128	$44,128
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	5,985,071	May 2020	Morgan Stanley and Company International	—	52,687	52,687
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 1.68%	Monthly	USD	13,700,153	May 2020	Morgan Stanley and Company International	—	20,314	20,314
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 1.70%	Monthly	USD	1,649,579	May 2020	Morgan Stanley and Company International	—	(24,504)	(24,504)
Pay	STOXX 600 Basic Resources Index	1-Month EUR EURIBOR - 0.50%	Monthly	EUR	329,015	May 2020	Morgan Stanley and Company International	—	8,472	8,472
Pay	STOXX 600 Basic Resources Index	1-Month EUR EURIBOR - 0.45%	Monthly	EUR	1,447,842	May 2020	Morgan Stanley and Company International	—	37,281	37,281
Pay	Technology Select Sector SPDR Fund	1-Month USD LIBOR - 0.35%	Monthly	USD	2,430,799	May 2020	Morgan Stanley and Company International	—	56,165	56,165
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	8,656,308	May 2020	Morgan Stanley and Company International	—	235,979	235,979
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	4,451,315	May 2020	Morgan Stanley and Company International	—	121,211	121,211
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,666,089	May 2020	Morgan Stanley and Company International	—	41,744	41,744
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	2,667,290	May 2020	Morgan Stanley and Company International	—	66,547	66,547
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR	Monthly	USD	1,772,681	May 2020	Morgan Stanley and Company International	—	3,378	3,378
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.66%	Monthly	USD	4,279,335	May 2020	Morgan Stanley and Company International	—	88,439	88,439
44	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.66%	Monthly	USD	281,472	May 2020	Morgan Stanley and Company International	—	$5,827	$5,827
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.66%	Monthly	USD	748,624	May 2020	Morgan Stanley and Company International	—	15,519	15,519
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.66%	Monthly	USD	90,362	May 2020	Morgan Stanley and Company International	—	1,882	1,882
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	716,676	May 2020	Morgan Stanley and Company International	—	13,270	13,270
Pay	Vanguard REIT ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	10,168,377	May 2020	Morgan Stanley and Company International	—	(232,135)	(232,135)
Pay	Vanguard REIT ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	808,869	May 2020	Morgan Stanley and Company International	—	(19,801)	(19,801)
Pay	Vanguard REIT ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	359,209	May 2020	Morgan Stanley and Company International	—	(8,986)	(8,986)
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 1.81%	Monthly	USD	236,408	May 2020	Morgan Stanley and Company International	—	6,957	6,957
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 1.81%	Monthly	USD	254,109	May 2020	Morgan Stanley and Company International	—	6,459	6,459
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 2.89%	Monthly	USD	142,457	May 2020	Morgan Stanley and Company International	—	3,607	3,607
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	9,953	May 2020	Deutsche Bank AG	$(127)	(8,332)	(8,459)
Receive	American Express Company	1-Month USD LIBOR + 0.30%	Monthly	USD	13,444	May 2020	Deutsche Bank AG	—	(15,599)	(15,599)
Receive	American Express Company	1-Month USD LIBOR + 0.30%	Monthly	USD	10,657	May 2020	Deutsche Bank AG	—	(12,365)	(12,365)
Receive	American Tower Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	804	May 2020	Deutsche Bank AG	—	8,146	8,146
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	45

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Amgen, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	9,677	May 2020	Deutsche Bank AG	—	$(87,699)	$(87,699)
Receive	Anima Holding SpA	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	15,144	May 2020	Deutsche Bank AG	—	(4,499)	(4,499)
Receive	Anima Holding SpA	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	23,303	May 2020	Deutsche Bank AG	—	(6,915)	(6,915)
Receive	Anthem, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	13,270	May 2020	Deutsche Bank AG	—	28,094	28,094
Receive	Atento SA	1-Month USD LIBOR + 0.30%	Monthly	USD	1,155	May 2020	Deutsche Bank AG	—	(1,310)	(1,310)
Receive	athenahealth, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	15,641	May 2020	Deutsche Bank AG	—	82,767	82,767
Receive	Atlassian Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	24,083	May 2020	Deutsche Bank AG	—	(72,163)	(72,163)
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.30%	Monthly	USD	29,808	May 2020	Deutsche Bank AG	—	(319,170)	(319,170)
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.30%	Monthly	USD	15,192	May 2020	Deutsche Bank AG	—	(162,669)	(162,669)
Receive	Biogen, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	7,723	May 2020	Deutsche Bank AG	—	(265,332)	(265,332)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	2,000	May 2020	Deutsche Bank AG	—	(10,991)	(10,991)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	5,500	May 2020	Deutsche Bank AG	—	(30,227)	(30,227)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	2,500	May 2020	Deutsche Bank AG	—	(13,740)	(13,740)
Receive	Broadcom, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	1,948	May 2020	Deutsche Bank AG	—	(17,750)	(17,750)
Receive	Broadcom, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	1,097	May 2020	Deutsche Bank AG	—	(9,996)	(9,996)
Receive	CIGNA Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	5,011	May 2020	Deutsche Bank AG	—	16,306	16,306
Receive	CommScope Holding Company, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	2,729	May 2020	Deutsche Bank AG	—	(5,565)	(5,565)
46	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	5,054	May 2020	Deutsche Bank AG	—	$(68,918)	$(68,918)
Receive	EOG Resources, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	14,629	May 2020	Deutsche Bank AG	—	(314,336)	(314,336)
Receive	EPAM Systems, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	8,380	May 2020	Deutsche Bank AG	—	(22,207)	(22,207)
Receive	ExlService Holdings, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	31,632	May 2020	Deutsche Bank AG	—	42,628	42,628
Receive	Fabrinet	1-Month USD LIBOR + 0.30%	Monthly	USD	1,921	May 2020	Deutsche Bank AG	—	(264)	(264)
Receive	Fabrinet	1-Month USD LIBOR + 0.30%	Monthly	USD	3,351	May 2020	Deutsche Bank AG	—	(461)	(461)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.30%	Monthly	USD	41,446	May 2020	Deutsche Bank AG	—	(164,808)	(164,808)
Receive	GoDaddy, Inc., Class A	1-Month USD LIBOR + 0.30%	Monthly	USD	30,696	May 2020	Deutsche Bank AG	—	65,820	65,820
Receive	Ho Chi Minh City Development Joint Stock Commercial Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	494,100	May 2020	Deutsche Bank AG	$(19)	(108,722)	(108,741)
Receive	Ho Chi Minh City Development Joint Stock Commercial Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	544,680	May 2020	Deutsche Bank AG	—	(120,318)	(120,318)
Receive	Humana, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	11,904	May 2020	Deutsche Bank AG	—	(111,691)	(111,691)
Receive	IHS Markit, Ltd.	1-Month USD LIBOR + 0.30%	Monthly	USD	28,077	May 2020	Deutsche Bank AG	—	37,610	37,610
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.35%	Monthly	CAD	18,367	May 2020	Deutsche Bank AG	—	(17,507)	(17,507)
Receive	Itron, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	10,931	May 2020	Deutsche Bank AG	—	(29,882)	(29,882)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.30%	Monthly	USD	13,427	May 2020	Deutsche Bank AG	—	(13,785)	(13,785)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	47

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.30%	Monthly	USD	18,166	May 2020	Deutsche Bank AG	—	$(18,324)	$(18,324)
Receive	NetApp, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	8,973	May 2020	Deutsche Bank AG	—	23,379	23,379
Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	42,259	May 2020	Deutsche Bank AG	—	358,483	358,483
Receive	Regeneron Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	2,505	May 2020	Deutsche Bank AG	—	(111,548)	(111,548)
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	10,446	May 2020	Deutsche Bank AG	—	9,086	9,086
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	6,238	May 2020	Deutsche Bank AG	—	5,416	5,416
Receive	Teradyne, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	13,975	May 2020	Deutsche Bank AG	—	26,382	26,382
Receive	Thermo Fisher Scientific, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	12,527	May 2020	Deutsche Bank AG	—	28,564	28,564
Receive	TransUnion	1-Month USD LIBOR + 0.30%	Monthly	USD	34,688	May 2020	Deutsche Bank AG	—	(97,184)	(97,184)
Receive	Vincom Retail JSC	1-Month USD LIBOR + 1.25%	Monthly	USD	137,490	May 2020	Deutsche Bank AG	—	(61,013)	(61,013)
Receive	Vincom Retail JSC	1-Month USD LIBOR + 1.25%	Monthly	USD	358,950	May 2020	Deutsche Bank AG	—	(159,324)	(159,324)
Receive	Visa, Inc., Class A	1-Month USD LIBOR + 0.30%	Monthly	USD	30,717	May 2020	Deutsche Bank AG	—	58,466	58,466
Receive	Voya Financial, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	38,930	May 2020	Deutsche Bank AG	—	(223,412)	(223,412)
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.30%	Monthly	USD	14,992	May 2020	Deutsche Bank AG	—	(130,073)	(130,073)
Receive	Wex, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	28,939	May 2020	Deutsche Bank AG	—	(72,094)	(72,094)
Receive	Abbott Laboratories	1-Month USD LIBOR + 0.20%	Monthly	USD	26,069	May 2020	Goldman Sachs International Bank	—	7,548	7,548
48	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Agilent Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	42,498	May 2020	Goldman Sachs International Bank	—	$9,839	$9,839
Receive	Agilent Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	15,613	May 2020	Goldman Sachs International Bank	—	5,957	5,957
Receive	Alkermes PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	74,709	May 2020	Goldman Sachs International Bank	—	133,937	133,937
Receive	Alta Mesa Resources, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	57,708	May 2020	Goldman Sachs International Bank	—	(21,632)	(21,632)
Receive	Alta Mesa Resources, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	38,193	May 2020	Goldman Sachs International Bank	$(2,632)	(406)	(3,038)
Receive	Amicus Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	194,279	May 2020	Goldman Sachs International Bank	—	(142,553)	(142,553)
Receive	Assurant, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,002	May 2020	Goldman Sachs International Bank	—	(43,369)	(43,369)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	2,982	May 2020	Goldman Sachs International Bank	—	78	78
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	3,496	May 2020	Goldman Sachs International Bank	—	92	92
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	6,487	May 2020	Goldman Sachs International Bank	—	1,003	1,003
Receive	Athene Holding, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,938	May 2020	Goldman Sachs International Bank	—	(49,914)	(49,914)
Receive	Ball Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	9,655	May 2020	Goldman Sachs International Bank	—	(5,675)	(5,675)
Receive	Boston Scientific Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	111,890	May 2020	Goldman Sachs International Bank	—	(70,429)	(70,429)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	49

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.20%	Monthly	USD	113,898	May 2020	Goldman Sachs International Bank	—	$(66,346)	$(66,346)
Receive	Cabot Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	8,696	May 2020	Goldman Sachs International Bank	—	(18,594)	(18,594)
Receive	CenterState Bank Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,000	May 2020	Goldman Sachs International Bank	—	533	533
Receive	CenterState Bank Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	11,611	May 2020	Goldman Sachs International Bank	—	1,548	1,548
Receive	CenterState Bank Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,000	May 2020	Goldman Sachs International Bank	—	400	400
Receive	CenterState Bank Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,000	May 2020	Goldman Sachs International Bank	—	400	400
Receive	China Construction	1-Month HKD HIBOR + 0.20%	Monthly	HKD	660,000	May 2020	Goldman Sachs International Bank	—	(12,023)	(12,023)
Receive	China Machinery Engineering Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	88,983	May 2020	Goldman Sachs International Bank	—	688	688
Receive	China Machinery Engineering Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	310,017	May 2020	Goldman Sachs International Bank	—	2,398	2,398
Receive	China Traditional Chinese Medicine Holdings Company, Ltd.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	72,000	May 2020	Goldman Sachs International Bank	—	(2,389)	(2,389)
Receive	China Traditional Chinese Medicine Holdings Company, Ltd.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	16,962	May 2020	Goldman Sachs International Bank	—	(563)	(563)
50	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	China Traditional Chinese Medicine Holdings Company, Ltd.	1-Month HKD HIBOR	Monthly	HKD	45,000	May 2020	Goldman Sachs International Bank	—	$(1,493)	$(1,493)
Receive	Chugai Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	800	May 2020	Goldman Sachs International Bank	—	(1,422)	(1,422)
Receive	Chugai Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	411	May 2020	Goldman Sachs International Bank	—	(731)	(731)
Receive	Chugai Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,000	May 2020	Goldman Sachs International Bank	—	(1,778)	(1,778)
Receive	Chugai Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,400	May 2020	Goldman Sachs International Bank	—	(2,485)	(2,485)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	2,200	May 2020	Goldman Sachs International Bank	—	(22,908)	(22,908)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,029	May 2020	Goldman Sachs International Bank	—	(10,714)	(10,714)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	2,500	May 2020	Goldman Sachs International Bank	—	(26,031)	(26,031)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,000	May 2020	Goldman Sachs International Bank	—	(10,412)	(10,412)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,100	May 2020	Goldman Sachs International Bank	—	(11,453)	(11,453)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	3,775	May 2020	Goldman Sachs International Bank	—	(39,293)	(39,293)
Receive	First Solar, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,381	May 2020	Goldman Sachs International Bank	—	(27,854)	(27,854)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	51

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	106,968	May 2020	Goldman Sachs International Bank	—	$(418,675)	$(418,675)
Receive	Genpact, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	123,277	May 2020	Goldman Sachs International Bank	—	(166,966)	(166,966)
Receive	Genus PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	1,013	May 2020	Goldman Sachs International Bank	—	(883)	(883)
Receive	Genus PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	1,187	May 2020	Goldman Sachs International Bank	—	(1,035)	(1,035)
Receive	Genus PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	1,740	May 2020	Goldman Sachs International Bank	—	(1,405)	(1,405)
Receive	Global Blood Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	51,952	May 2020	Goldman Sachs International Bank	—	(187,015)	(187,015)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	49,564	May 2020	Goldman Sachs International Bank	—	(155,617)	(155,617)
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,985	May 2020	Goldman Sachs International Bank	—	(38,847)	(38,847)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	1,124	May 2020	Goldman Sachs International Bank	—	1,479	1,479
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	1,317	May 2020	Goldman Sachs International Bank	—	1,733	1,733
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	1,931	May 2020	Goldman Sachs International Bank	—	2,618	2,618
Receive	IBERIABANK Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	13,413	May 2020	Goldman Sachs International Bank	—	1,035	1,035
Receive	ICICI Bank, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	153,609	May 2020	Goldman Sachs International Bank	—	109,723	109,723
52	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	IHS Markit, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,746	May 2020	Goldman Sachs International Bank	—	$974	$974
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	7,747	May 2020	Goldman Sachs International Bank	—	15,361	15,361
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	3,867	May 2020	Goldman Sachs International Bank	—	7,668	7,668
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	9,147	May 2020	Goldman Sachs International Bank	—	(489)	(489)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,748	May 2020	Goldman Sachs International Bank	—	(414)	(414)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,863	May 2020	Goldman Sachs International Bank	—	(260)	(260)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	10,670	May 2020	Goldman Sachs International Bank	—	(570)	(570)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	11,621	May 2020	Goldman Sachs International Bank	—	(621)	(621)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,747	May 2020	Goldman Sachs International Bank	—	(414)	(414)
Receive	Kyowa Hakko Kirin Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,000	May 2020	Goldman Sachs International Bank	—	1,257	1,257
Receive	Kyowa Hakko Kirin Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	413	May 2020	Goldman Sachs International Bank	—	519	519
Receive	Kyowa Hakko Kirin Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,200	May 2020	Goldman Sachs International Bank	—	1,508	1,508
Receive	Kyowa Hakko Kirin Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,700	May 2020	Goldman Sachs International Bank	—	2,138	2,138
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	53

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	LHC Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,473	May 2020	Goldman Sachs International Bank	—	$1,036	$1,036
Receive	Middleby Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,799	May 2020	Goldman Sachs International Bank	$(16,296)	(10,657)	(26,953)
Receive	Mylan NV	1-Month USD LIBOR + 0.20%	Monthly	USD	79,775	May 2020	Goldman Sachs International Bank	—	(44,826)	(44,826)
Receive	Navient Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	65,020	May 2020	Goldman Sachs International Bank	—	(66,462)	(66,462)
Receive	Nexon Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	18,650	May 2020	Goldman Sachs International Bank	—	(14,564)	(14,564)
Receive	Nexon Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	18,650	May 2020	Goldman Sachs International Bank	—	(14,564)	(14,564)
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	578	May 2020	Goldman Sachs International Bank	—	1,006	1,006
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	677	May 2020	Goldman Sachs International Bank	—	1,143	1,143
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	993	May 2020	Goldman Sachs International Bank	—	1,676	1,676
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	5,295	May 2020	Goldman Sachs International Bank	—	(3,806)	(3,806)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	5,283	May 2020	Goldman Sachs International Bank	—	(3,798)	(3,798)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	10,588	May 2020	Goldman Sachs International Bank	—	(7,611)	(7,611)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	9,754	May 2020	Goldman Sachs International Bank	—	(7,012)	(7,012)
54	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	6,284	May 2020	Goldman Sachs International Bank	—	$(4,517)	$(4,517)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	1,015	May 2020	Goldman Sachs International Bank	—	(730)	(730)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	3,807	May 2020	Goldman Sachs International Bank	—	(2,736)	(2,736)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	1,948	May 2020	Goldman Sachs International Bank	—	(1,400)	(1,400)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	3,855	May 2020	Goldman Sachs International Bank	—	(2,771)	(2,771)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	940	May 2020	Goldman Sachs International Bank	—	(676)	(676)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	467	May 2020	Goldman Sachs International Bank	—	(336)	(336)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	1,919	May 2020	Goldman Sachs International Bank	—	(1,379)	(1,379)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	2,816	May 2020	Goldman Sachs International Bank	—	(2,024)	(2,024)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	1,290	May 2020	Goldman Sachs International Bank	—	(927)	(927)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	2,534	May 2020	Goldman Sachs International Bank	—	(1,822)	(1,822)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	1,034	May 2020	Goldman Sachs International Bank	—	(743)	(743)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	1,812	May 2020	Goldman Sachs International Bank	—	(1,303)	(1,303)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	55

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	431	May 2020	Goldman Sachs International Bank	—	$(310)	$(310)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	5,905	May 2020	Goldman Sachs International Bank	—	(4,245)	(4,245)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	3,388	May 2020	Goldman Sachs International Bank	—	(2,435)	(2,435)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	6,488	May 2020	Goldman Sachs International Bank	—	(4,664)	(4,664)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	7,080	May 2020	Goldman Sachs International Bank	—	(5,089)	(5,089)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 0.80%	Monthly	USD	43,840	May 2020	Goldman Sachs International Bank	—	(31,514)	(31,514)
Receive	ObsEva SA	1-Month USD LIBOR + 0.20%	Monthly	USD	27,355	May 2020	Goldman Sachs International Bank	—	(39,118)	(39,118)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	4,100	May 2020	Goldman Sachs International Bank	—	(8,603)	(8,603)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	1,855	May 2020	Goldman Sachs International Bank	—	(3,892)	(3,892)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	4,900	May 2020	Goldman Sachs International Bank	—	(10,281)	(10,281)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	7,200	May 2020	Goldman Sachs International Bank	—	(15,100)	(15,100)
Receive	Portola Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	88,979	May 2020	Goldman Sachs International Bank	—	(128,598)	(128,598)
Receive	Portola Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,785	May 2020	Goldman Sachs International Bank	—	(5,225)	(5,225)
56	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Prudential Financial, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,480	May 2020	Goldman Sachs International Bank	—	$(31,790)	$(31,790)
Receive	QUALCOMM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	8,689	May 2020	Goldman Sachs International Bank	—	(30,737)	(30,737)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	11,995	May 2020	Goldman Sachs International Bank	—	(29,628)	(29,628)
Receive	Resona Holdings, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	178,900	May 2020	Goldman Sachs International Bank	—	(29,891)	(29,891)
Receive	Seven Generations Energy, Ltd.	1-Month CAD CDOR + 0.20%	Monthly	CAD	991	May 2020	Goldman Sachs International Bank	—	(129)	(129)
Receive	Seven Generations Energy, Ltd.	1-Month CAD CDOR + 0.20%	Monthly	CAD	8,231	May 2020	Goldman Sachs International Bank	—	(2,137)	(2,137)
Receive	Seven Generations Energy, Ltd.	1-Month CAD CDOR + 0.20%	Monthly	CAD	34,223	May 2020	Goldman Sachs International Bank	—	(8,885)	(8,885)
Receive	Spark Therapeutics	1-Month USD LIBOR + 0.20%	Monthly	USD	25,771	May 2020	Goldman Sachs International Bank	—	(25,566)	(25,566)
Receive	Sterling Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	25,568	May 2020	Goldman Sachs International Bank	—	(28,664)	(28,664)
Receive	Syneos Health, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,715	May 2020	Goldman Sachs International Bank	—	(11,241)	(11,241)
Receive	Takeda Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	400	May 2020	Goldman Sachs International Bank	—	(115)	(115)
Receive	Takeda Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	205	May 2020	Goldman Sachs International Bank	—	(59)	(59)
Receive	Takeda Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	500	May 2020	Goldman Sachs International Bank	—	(144)	(144)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	57

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Takeda Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	800	May 2020	Goldman Sachs International Bank	—	$(228)	$(228)
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,363	May 2020	Goldman Sachs International Bank	—	5,088	5,088
Receive	The Mosaic Company	1-Month USD LIBOR + 0.20%	Monthly	USD	45,582	May 2020	Goldman Sachs International Bank	—	(89,506)	(89,506)
Receive	The Mosaic Company	1-Month USD LIBOR + 0.20%	Monthly	USD	33,801	May 2020	Goldman Sachs International Bank	—	(66,118)	(66,118)
Receive	Total System Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	40,279	May 2020	Goldman Sachs International Bank	—	(108,448)	(108,448)
Receive	TriNet Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	52,742	May 2020	Goldman Sachs International Bank	—	(128,750)	(128,750)
Receive	Triumph Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	14,210	May 2020	Goldman Sachs International Bank	—	19,323	19,323
Receive	Triumph Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,300	May 2020	Goldman Sachs International Bank	—	9,977	9,977
Receive	Trupanion, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,400	May 2020	Goldman Sachs International Bank	—	(14,938)	(14,938)
Receive	Trupanion, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,331	May 2020	Goldman Sachs International Bank	—	(9,215)	(9,215)
Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	579	May 2020	Goldman Sachs International Bank	—	559	559
Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	678	May 2020	Goldman Sachs International Bank	—	645	645
Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	995	May 2020	Goldman Sachs International Bank	—	947	947
58	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Veeva Systems, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	18,135	May 2020	Goldman Sachs International Bank	—	$(8,241)	$(8,241)
Receive	Vulcan Materials	1-Month USD LIBOR + 0.20%	Monthly	USD	6,434	May 2020	Goldman Sachs International Bank	—	61,433	61,433
Receive	Vulcan Materials	1-Month USD LIBOR + 0.20%	Monthly	USD	2,427	May 2020	Goldman Sachs International Bank	—	23,173	23,173
Receive	Workday, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	9,049	May 2020	Goldman Sachs International Bank	—	22,038	22,038
Receive	Acadia Healthcare	1-Month USD LIBOR + 0.20%	Monthly	USD	6,800	May 2020	JPMorgan Chase Bank	—	38,332	38,332
Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.20%	Monthly	USD	3,479	May 2020	JPMorgan Chase Bank	—	(22,411)	(22,411)
Receive	Aetna, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,122	May 2020	JPMorgan Chase Bank	—	(26,016)	(26,016)
Receive	Aimmune Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	861	May 2020	JPMorgan Chase Bank	—	351	351
Receive	Alder Biopharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,013	May 2020	JPMorgan Chase Bank	—	(6,643)	(6,643)
Receive	Allergan PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	28,124	May 2020	JPMorgan Chase Bank	—	(931,132)	(931,132)
Receive	Allergan PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	1,126	May 2020	JPMorgan Chase Bank	—	(37,066)	(37,066)
Receive	Alliance Data Systems Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	15,469	May 2020	JPMorgan Chase Bank	—	(400,067)	(400,067)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,493	May 2020	JPMorgan Chase Bank	—	(10,068)	(10,068)
Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,986	May 2020	JPMorgan Chase Bank	—	(160,534)	(160,534)
Receive	Alphabet, Inc., Class C	1-Month USD LIBOR + 0.20%	Monthly	USD	2,127	May 2020	JPMorgan Chase Bank	—	(178,937)	(178,937)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	59

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Amazon.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,685	May 2020	JPMorgan Chase Bank	—	$(798,930)	$(798,930)
Receive	American International Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,489	May 2020	JPMorgan Chase Bank	—	(43,943)	(43,943)
Receive	American Tower Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,886	May 2020	JPMorgan Chase Bank	—	71,027	71,027
Receive	Amneal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,000	May 2020	JPMorgan Chase Bank	—	(10,892)	(10,892)
Receive	Amneal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,579	May 2020	JPMorgan Chase Bank	—	(13,062)	(13,062)
Receive	Amneal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	8,041	May 2020	JPMorgan Chase Bank	—	1,273	1,273
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	642	May 2020	JPMorgan Chase Bank	—	(2,978)	(2,978)
Receive	Assured Guaranty, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,915	May 2020	JPMorgan Chase Bank	—	(9,696)	(9,696)
Receive	Athene Holding, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	10,472	May 2020	JPMorgan Chase Bank	—	(68,136)	(68,136)
Receive	Audentes Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	9,978	May 2020	JPMorgan Chase Bank	—	(85,634)	(85,634)
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.20%	Monthly	USD	3,300	May 2020	JPMorgan Chase Bank	—	(36,837)	(36,837)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,970	May 2020	JPMorgan Chase Bank	—	(29,537)	(29,537)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,000	May 2020	JPMorgan Chase Bank	—	(44,641)	(44,641)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,000	May 2020	JPMorgan Chase Bank	—	(44,641)	(44,641)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,000	May 2020	JPMorgan Chase Bank	—	(7,440)	(7,440)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,500	May 2020	JPMorgan Chase Bank	—	(18,590)	(18,590)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,500	May 2020	JPMorgan Chase Bank	—	(18,574)	(18,574)
60	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bluebird Bio, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	19,487	May 2020	JPMorgan Chase Bank	—	$(573,556)	$(573,556)
Receive	Bluebird Bio, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,293	May 2020	JPMorgan Chase Bank	—	(67,058)	(67,058)
Receive	Booking Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	897	May 2020	JPMorgan Chase Bank	—	(31,366)	(31,366)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.20%	Monthly	USD	1,987	May 2020	JPMorgan Chase Bank	—	(24,069)	(24,069)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.20%	Monthly	USD	1,068	May 2020	JPMorgan Chase Bank	—	(12,937)	(12,937)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.20%	Monthly	USD	4,592	May 2020	JPMorgan Chase Bank	—	(55,624)	(55,624)
Receive	Broadcom, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,120	May 2020	JPMorgan Chase Bank	—	(129,811)	(129,811)
Receive	Broadcom, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,084	May 2020	JPMorgan Chase Bank	—	(65,415)	(65,415)
Receive	Celgene Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,593	May 2020	JPMorgan Chase Bank	—	(59,905)	(59,905)
Receive	Celgene Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,536	May 2020	JPMorgan Chase Bank	—	(24,624)	(24,624)
Receive	China Unicom HK, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	516,000	May 2020	JPMorgan Chase Bank	—	(61,381)	(61,381)
Receive	Coherus Biosciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,807	May 2020	JPMorgan Chase Bank	—	(15,900)	(15,900)
Receive	Comcast Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	33,706	May 2020	JPMorgan Chase Bank	—	116,432	116,432
Receive	Companhia Paranaense de Energia	1-Month USD LIBOR + 0.50%	Monthly	USD	8,338	May 2020	JPMorgan Chase Bank	—	7,123	7,123
Receive	Companhia Paranaense de Energia	1-Month USD LIBOR + 0.50%	Monthly	USD	7,880	May 2020	JPMorgan Chase Bank	—	6,737	6,737
Receive	Companhia Paranaense de Energia	1-Month USD LIBOR + 0.50%	Monthly	USD	3,564	May 2020	JPMorgan Chase Bank	—	3,047	3,047
Receive	Danaher Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,768	May 2020	JPMorgan Chase Bank	—	(14,137)	(14,137)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	61

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Dermira, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,796	May 2020	JPMorgan Chase Bank	—	$143	$143
Receive	Dermira, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	14,087	May 2020	JPMorgan Chase Bank	—	(9,085)	(9,085)
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,200	May 2020	JPMorgan Chase Bank	—	8,103	8,103
Receive	Eli Lilly & Company	1-Month USD LIBOR + 0.20%	Monthly	USD	27,523	May 2020	JPMorgan Chase Bank	—	(195,788)	(195,788)
Receive	Eli Lilly & Company	1-Month USD LIBOR + 0.20%	Monthly	USD	1,026	May 2020	JPMorgan Chase Bank	—	(7,181)	(7,181)
Receive	Euronet Worldwide, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,897	May 2020	JPMorgan Chase Bank	—	(30,183)	(30,183)
Receive	Euronet Worldwide, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,965	May 2020	JPMorgan Chase Bank	—	(30,602)	(30,602)
Receive	ExlService Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,499	May 2020	JPMorgan Chase Bank	—	1,899	1,899
Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	13,151	May 2020	JPMorgan Chase Bank	—	(79,362)	(79,362)
Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,460	May 2020	JPMorgan Chase Bank	—	(8,863)	(8,863)
Receive	First Citizens BancShares, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,200	May 2020	JPMorgan Chase Bank	—	(86,271)	(86,271)
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	10,199	May 2020	JPMorgan Chase Bank	—	(41,138)	(41,138)
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	11,092	May 2020	JPMorgan Chase Bank	—	(44,248)	(44,248)
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	2,000	May 2020	JPMorgan Chase Bank	—	(7,978)	(7,978)
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	2,000	May 2020	JPMorgan Chase Bank	—	(7,978)	(7,978)
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	3,000	May 2020	JPMorgan Chase Bank	—	(11,968)	(11,968)
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	5,000	May 2020	JPMorgan Chase Bank	—	(19,946)	(19,946)
62	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	First Midwest Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	3,000	May 2020	JPMorgan Chase Bank	—	$(11,968)	$(11,968)
Receive	Five Prime Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,840	May 2020	JPMorgan Chase Bank	—	(5,254)	(5,254)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	58,781	May 2020	JPMorgan Chase Bank	—	(270,387)	(270,387)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,682	May 2020	JPMorgan Chase Bank	—	(26,151)	(26,151)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,901	May 2020	JPMorgan Chase Bank	—	(27,159)	(27,159)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	16,726	May 2020	JPMorgan Chase Bank	—	(76,987)	(76,987)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,918	May 2020	JPMorgan Chase Bank	—	(1,989)	(1,989)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	13,289	May 2020	JPMorgan Chase Bank	—	(6,748)	(6,748)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,096	May 2020	JPMorgan Chase Bank	—	(2,588)	(2,588)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	11,763	May 2020	JPMorgan Chase Bank	—	(5,973)	(5,973)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,403	May 2020	JPMorgan Chase Bank	—	(2,236)	(2,236)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,550	May 2020	JPMorgan Chase Bank	—	(1,295)	(1,295)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	2,500	May 2020	JPMorgan Chase Bank	—	(32,033)	(32,033)
Receive	Global Blood Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,212	May 2020	JPMorgan Chase Bank	—	(1,072)	(1,072)
Receive	GlycoMimetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,420	May 2020	JPMorgan Chase Bank	—	(17,634)	(17,634)
Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	845	May 2020	JPMorgan Chase Bank	—	(2,330)	(2,330)
Receive	HCA Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	16,728	May 2020	JPMorgan Chase Bank	—	(102,178)	(102,178)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	63

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Heron Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,550	May 2020	JPMorgan Chase Bank	—	$(18,218)	$(18,218)
Receive	Hilton Worldwide Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	519	May 2020	JPMorgan Chase Bank	—	(3,366)	(3,366)
Receive	Ho Chi Minh City Development Joint Stock Commercial Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	46,220	May 2020	JPMorgan Chase Bank	—	(10,904)	(10,904)
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	647	May 2020	JPMorgan Chase Bank	—	1,371	1,371
Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,732	May 2020	JPMorgan Chase Bank	—	(14,579)	(14,579)
Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,017	May 2020	JPMorgan Chase Bank	—	(1,608)	(1,608)
Receive	Independent Bank Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,623	May 2020	JPMorgan Chase Bank	—	(54,562)	(54,562)
Receive	Independent Bank Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,204	May 2020	JPMorgan Chase Bank	—	(11,706)	(11,706)
Receive	Industrial and Commercial Bank of China, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	827,000	May 2020	JPMorgan Chase Bank	—	(7,379)	(7,379)
Receive	ING Groep NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	283,912	May 2020	JPMorgan Chase Bank	—	(178,151)	(178,151)
Receive	Innate Pharma SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	6,586	May 2020	JPMorgan Chase Bank	—	19,179	19,179
Receive	Jounce Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,835	May 2020	JPMorgan Chase Bank	—	(14,523)	(14,523)
Receive	KeyCorp	1-Month USD LIBOR + 0.20%	Monthly	USD	3,495	May 2020	JPMorgan Chase Bank	—	(7,835)	(7,835)
Receive	Medtronic PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	18,447	May 2020	JPMorgan Chase Bank	—	(144,320)	(144,320)
Receive	Momenta Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,150	May 2020	JPMorgan Chase Bank	—	(19,076)	(19,076)
64	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Motorola Solutions, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,514	May 2020	JPMorgan Chase Bank	—	$(13,876)	$(13,876)
Receive	Mylan NV	1-Month USD LIBOR + 0.20%	Monthly	USD	2,960	May 2020	JPMorgan Chase Bank	—	(12,419)	(12,419)
Receive	MyoKardia, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	53,180	May 2020	JPMorgan Chase Bank	—	(138,419)	(138,419)
Receive	MyoKardia, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,900	May 2020	JPMorgan Chase Bank	—	(12,186)	(12,186)
Receive	NetApp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	130	May 2020	JPMorgan Chase Bank	—	(533)	(533)
Receive	Nexon Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	48,800	May 2020	JPMorgan Chase Bank	—	(70,529)	(70,529)
Receive	Ocular Therapeutix, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,710	May 2020	JPMorgan Chase Bank	—	(16,073)	(16,073)
Receive	OneMain Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,585	May 2020	JPMorgan Chase Bank	—	(29,853)	(29,853)
Receive	Otonomy, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,820	May 2020	JPMorgan Chase Bank	—	(2,478)	(2,478)
Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,219	May 2020	JPMorgan Chase Bank	—	473	473
Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	22,464	May 2020	JPMorgan Chase Bank	—	16,039	16,039
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	57,395	May 2020	JPMorgan Chase Bank	—	(5,272)	(5,272)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	55,766	May 2020	JPMorgan Chase Bank	—	(5,122)	(5,122)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	27,884	May 2020	JPMorgan Chase Bank	—	(2,561)	(2,561)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	236,355	May 2020	JPMorgan Chase Bank	—	(21,708)	(21,708)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	24,885	May 2020	JPMorgan Chase Bank	—	(2,286)	(2,286)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	46,731	May 2020	JPMorgan Chase Bank	—	(4,292)	(4,292)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	65

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	74,742	May 2020	JPMorgan Chase Bank	—	$(6,865)	$(6,865)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	92,706	May 2020	JPMorgan Chase Bank	—	(8,515)	(8,515)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	104,328	May 2020	JPMorgan Chase Bank	—	(9,582)	(9,582)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	102,798	May 2020	JPMorgan Chase Bank	—	(9,442)	(9,442)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	94,192	May 2020	JPMorgan Chase Bank	—	(8,651)	(8,651)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	106,455	May 2020	JPMorgan Chase Bank	—	(9,777)	(9,777)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	73,276	May 2020	JPMorgan Chase Bank	—	(6,730)	(6,730)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	76,693	May 2020	JPMorgan Chase Bank	—	(7,044)	(7,044)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	63,873	May 2020	JPMorgan Chase Bank	—	(5,866)	(5,866)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	39,407	May 2020	JPMorgan Chase Bank	—	(3,568)	(3,568)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	63,548	May 2020	JPMorgan Chase Bank	—	(5,753)	(5,753)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	72,163	May 2020	JPMorgan Chase Bank	—	(6,533)	(6,533)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	31,160	May 2020	JPMorgan Chase Bank	—	(2,821)	(2,821)
Receive	PetroVietnam Power	1-Month USD LIBOR + 1.25%	Monthly	USD	34,443	May 2020	JPMorgan Chase Bank	—	(3,118)	(3,118)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	1,606	May 2020	JPMorgan Chase Bank	—	(1,364)	(1,364)
Receive	QUALCOMM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,859	May 2020	JPMorgan Chase Bank	—	(25,405)	(25,405)
Receive	QUALCOMM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,596	May 2020	JPMorgan Chase Bank	—	(55,873)	(55,873)
66	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,749	May 2020	JPMorgan Chase Bank	—	$(5,905)	$(5,905)
Receive	Regeneron Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	191	May 2020	JPMorgan Chase Bank	—	(11,297)	(11,297)
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,239	May 2020	JPMorgan Chase Bank	—	(4,476)	(4,476)
Receive	Roche Holdings AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	965	May 2020	JPMorgan Chase Bank	—	575	575
Receive	Salesforce.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,700	May 2020	JPMorgan Chase Bank	—	(86,221)	(86,221)
Receive	Seattle Genetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	10,500	May 2020	JPMorgan Chase Bank	—	(237,794)	(237,794)
Receive	Spark Therapeutics	1-Month USD LIBOR + 0.20%	Monthly	USD	7,554	May 2020	JPMorgan Chase Bank	—	(28,949)	(28,949)
Receive	Sterling Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	11,976	May 2020	JPMorgan Chase Bank	—	(51,490)	(51,490)
Receive	Taiwan Semiconductor Manufacturing Company, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	46,289	May 2020	JPMorgan Chase Bank	—	(167,754)	(167,754)
Receive	Taiwan Semiconductor Manufacturing Company, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	14,938	May 2020	JPMorgan Chase Bank	—	(53,686)	(53,686)
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	884	May 2020	JPMorgan Chase Bank	—	(1,237)	(1,237)
Receive	TESARO, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,543	May 2020	JPMorgan Chase Bank	—	(305,925)	(305,925)
Receive	TESARO, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,991	May 2020	JPMorgan Chase Bank	—	(42,248)	(42,248)
Receive	Teva Pharmaceutical Industries, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	2,672	May 2020	JPMorgan Chase Bank	—	(4,303)	(4,303)
Receive	The Brink’s Company	1-Month USD LIBOR + 0.20%	Monthly	USD	34,350	May 2020	JPMorgan Chase Bank	—	(17,859)	(17,859)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	67

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	TriNet Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	8,382	May 2020	JPMorgan Chase Bank	—	$(57,165)	$(57,165)
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,207	May 2020	JPMorgan Chase Bank	—	(158,254)	(158,254)
Receive	Universal Display Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,720	May 2020	JPMorgan Chase Bank	—	46,436	46,436
Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,330	May 2020	JPMorgan Chase Bank	—	(18,751)	(18,751)
Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	20,231	May 2020	JPMorgan Chase Bank	—	(397,988)	(397,988)
Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,200	May 2020	JPMorgan Chase Bank	—	(23,166)	(23,166)
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	1,710	May 2020	JPMorgan Chase Bank	—	(16,289)	(16,289)
Receive	Yandex NV, Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	9,298	May 2020	JPMorgan Chase Bank	—	(21,998)	(21,998)
Receive	Zealand Pharma A/S, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	582	May 2020	JPMorgan Chase Bank	—	(1,617)	(1,617)
Receive	Zebra Technologies Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,777	May 2020	JPMorgan Chase Bank	—	24,201	24,201
Receive	Zebra Technologies Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,140	May 2020	JPMorgan Chase Bank	—	21,813	21,813
Receive	Zebra Technologies Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	442	May 2020	JPMorgan Chase Bank	—	1,564	1,564
Receive	Zscaler, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,607	May 2020	JPMorgan Chase Bank	—	(9,654)	(9,654)
Receive	Cray, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,802	May 2020	JPMorgan Chase Bank	—	29,570	29,570
Receive	Abbott Laboratories	1-Month USD LIBOR + 0.50%	Monthly	USD	29,796	May 2020	Morgan Stanley and Company International	—	1,644	1,644
Receive	Aedas Homes SL	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	4,086	May 2020	Morgan Stanley and Company International	—	(5,387)	(5,387)
68	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.50%	Monthly	USD	55,586	May 2020	Morgan Stanley and Company International	—	$(179,091)	$(179,091)
Receive	Aerie Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	43,023	May 2020	Morgan Stanley and Company International	—	(139,615)	(139,615)
Receive	Agilent Technologies, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	8,134	May 2020	Morgan Stanley and Company International	—	(7,889)	(7,889)
Receive	Aimmune Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	735	May 2020	Morgan Stanley and Company International	—	(95)	(95)
Receive	Aimmune Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	337	May 2020	Morgan Stanley and Company International	—	(35)	(35)
Receive	Aimmune Therapeutics, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	1,292	May 2020	Morgan Stanley and Company International	—	(92)	(92)
Receive	Air Lease Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	7,739	May 2020	Morgan Stanley and Company International	—	(30,023)	(30,023)
Receive	Alder Biopharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,423	May 2020	Morgan Stanley and Company International	—	(2,757)	(2,757)
Receive	Alder Biopharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,569	May 2020	Morgan Stanley and Company International	—	(1,243)	(1,243)
Receive	Alder Biopharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	5,931	May 2020	Morgan Stanley and Company International	—	(4,584)	(4,584)
Receive	Alibaba Group Holding, Ltd.	1-Month USD LIBOR + 0.75%	Monthly	USD	1,362	May 2020	Morgan Stanley and Company International	—	(2,968)	(2,968)
Receive	Allergan PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	962	May 2020	Morgan Stanley and Company International	—	(24,501)	(24,501)
Receive	Allergan PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	441	May 2020	Morgan Stanley and Company International	—	(11,151)	(11,151)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	69

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Allergan PLC	1-Month USD LIBOR + 0.25%	Monthly	USD	1,667	May 2020	Morgan Stanley and Company International	—	$(41,850)	$(41,850)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	800	May 2020	Morgan Stanley and Company International	—	132	132
Receive	American Express Company	1-Month USD LIBOR + 0.50%	Monthly	USD	2,411	May 2020	Morgan Stanley and Company International	—	(230)	(230)
Receive	American Express Company	1-Month USD LIBOR + 0.50%	Monthly	USD	2,409	May 2020	Morgan Stanley and Company International	—	(230)	(230)
Receive	American Express Company	1-Month USD LIBOR + 0.50%	Monthly	USD	2,379	May 2020	Morgan Stanley and Company International	—	(227)	(227)
Receive	American International Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	35,024	May 2020	Morgan Stanley and Company International	—	(278,814)	(278,814)
Receive	American Tower Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,842	May 2020	Morgan Stanley and Company International	—	61,409	61,409
Receive	Anthem, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	111	May 2020	Morgan Stanley and Company International	—	326	326
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	548	May 2020	Morgan Stanley and Company International	—	(2,070)	(2,070)
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	251	May 2020	Morgan Stanley and Company International	—	(938)	(938)
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	969	May 2020	Morgan Stanley and Company International	—	(3,585)	(3,585)
Receive	Assured Guaranty, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	54,849	May 2020	Morgan Stanley and Company International	—	(19,722)	(19,722)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	6,300	May 2020	Morgan Stanley and Company International	—	29,269	29,269
70	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	1,367	May 2020	Morgan Stanley and Company International	—	$6,390	$6,390
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	40,222	May 2020	Morgan Stanley and Company International	—	188,020	188,020
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	3,693	May 2020	Morgan Stanley and Company International	—	(3,134)	(3,134)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	4,022	May 2020	Morgan Stanley and Company International	—	(3,420)	(3,420)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	20,172	May 2020	Morgan Stanley and Company International	—	(17,141)	(17,141)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	3,952	May 2020	Morgan Stanley and Company International	—	(3,359)	(3,359)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	5,147	May 2020	Morgan Stanley and Company International	—	(4,377)	(4,377)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	1,453	May 2020	Morgan Stanley and Company International	—	(1,236)	(1,236)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	2,204	May 2020	Morgan Stanley and Company International	—	(1,874)	(1,874)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	1,579	May 2020	Morgan Stanley and Company International	—	(1,343)	(1,343)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	185	May 2020	Morgan Stanley and Company International	—	(157)	(157)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	4,208	May 2020	Morgan Stanley and Company International	—	(3,579)	(3,579)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	8,400	May 2020	Morgan Stanley and Company International	—	(7,144)	(7,144)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	71

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	3,841	May 2020	Morgan Stanley and Company International	—	$(3,269)	$(3,269)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	688	May 2020	Morgan Stanley and Company International	—	(586)	(586)
Receive	Atento SA	1-Month USD LIBOR + 0.50%	Monthly	USD	417	May 2020	Morgan Stanley and Company International	—	(355)	(355)
Receive	athenahealth, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,656	May 2020	Morgan Stanley and Company International	—	9,655	9,655
Receive	athenahealth, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,475	May 2020	Morgan Stanley and Company International	—	9,177	9,177
Receive	Audentes Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	13,886	May 2020	Morgan Stanley and Company International	—	14,805	14,805
Receive	Audentes Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	11,310	May 2020	Morgan Stanley and Company International	—	13,157	13,157
Receive	Audentes Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	46,679	May 2020	Morgan Stanley and Company International	—	54,303	54,303
Receive	Banc of California	1-Month USD LIBOR + 0.50%	Monthly	USD	76,383	May 2020	Morgan Stanley and Company International	—	(179,636)	(179,636)
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	14,087	May 2020	Morgan Stanley and Company International	—	(11,736)	(11,736)
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	8,204	May 2020	Morgan Stanley and Company International	—	(4,655)	(4,655)
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,038	May 2020	Morgan Stanley and Company International	—	(3,357)	(3,357)
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.50%	Monthly	USD	2,869	May 2020	Morgan Stanley and Company International	—	(25,819)	(25,819)
72	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.50%	Monthly	USD	8,217	May 2020	Morgan Stanley and Company International	—	$(73,982)	$(73,982)
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.50%	Monthly	USD	8,034	May 2020	Morgan Stanley and Company International	—	(72,334)	(72,334)
Receive	Bank of the Ozarks	1-Month USD LIBOR + 0.50%	Monthly	USD	16,880	May 2020	Morgan Stanley and Company International	—	(151,979)	(151,979)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	90,382	May 2020	Morgan Stanley and Company International	—	(80,469)	(80,469)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	4,740	May 2020	Morgan Stanley and Company International	—	(4,220)	(4,220)
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	29,614	May 2020	Morgan Stanley and Company International	—	(253,408)	(253,408)
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,603	May 2020	Morgan Stanley and Company International	—	(30,643)	(30,643)
Receive	Blackbaud, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,806	May 2020	Morgan Stanley and Company International	—	(1,612)	(1,612)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,446	May 2020	Morgan Stanley and Company International	—	(14,255)	(14,255)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	16,000	May 2020	Morgan Stanley and Company International	—	(66,187)	(66,187)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,000	May 2020	Morgan Stanley and Company International	—	(20,683)	(20,683)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	2,401	May 2020	Morgan Stanley and Company International	—	(9,829)	(9,829)
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,604	May 2020	Morgan Stanley and Company International	—	(14,745)	(14,745)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	73

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Blucora, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	6,000	May 2020	Morgan Stanley and Company International	—	$(24,541)	$(24,541)
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	37,405	May 2020	Morgan Stanley and Company International	—	(276,071)	(276,071)
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,000	May 2020	Morgan Stanley and Company International	—	(51,024)	(51,024)
Receive	BR Properties SA	1-Month USD LIBOR + 0.75%	Monthly	USD	7,314	May 2020	Morgan Stanley and Company International	—	2,100	2,100
Receive	BR Properties SA	1-Month USD LIBOR + 0.75%	Monthly	USD	28,335	May 2020	Morgan Stanley and Company International	—	8,139	8,139
Receive	BR Properties SA	1-Month USD LIBOR + 0.75%	Monthly	USD	25,209	May 2020	Morgan Stanley and Company International	—	7,241	7,241
Receive	BR Properties SA	1-Month USD LIBOR + 0.75%	Monthly	USD	98,147	May 2020	Morgan Stanley and Company International	—	28,190	28,190
Receive	BRD - Group Societe Generale SA	1-Month USD LIBOR + 1.50%	Monthly	USD	100,800	May 2020	Morgan Stanley and Company International	$(508)	(12,153)	(12,661)
Receive	BRD - Group Societe Generale SA	1-Month USD LIBOR + 1.50%	Monthly	USD	116,617	May 2020	Morgan Stanley and Company International	(587)	(14,061)	(14,648)
Receive	BRD - Group Societe Generale SA	1-Month USD LIBOR + 1.50%	Monthly	USD	116,617	May 2020	Morgan Stanley and Company International	(587)	(14,061)	(14,648)
Receive	Brink's Company	1-Month USD LIBOR + 0.50%	Monthly	USD	3,171	May 2020	Morgan Stanley and Company International	—	10,235	10,235
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.50%	Monthly	USD	3,699	May 2020	Morgan Stanley and Company International	—	(26,791)	(26,791)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.50%	Monthly	USD	4,500	May 2020	Morgan Stanley and Company International	—	(32,334)	(32,334)
74	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.50%	Monthly	USD	1,796	May 2020	Morgan Stanley and Company International	—	$(12,905)	$(12,905)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.25%	Monthly	USD	6,694	May 2020	Morgan Stanley and Company International	—	(47,682)	(47,682)
Receive	Cabot Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,457	May 2020	Morgan Stanley and Company International	—	(34,014)	(34,014)
Receive	Cabot Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,223	May 2020	Morgan Stanley and Company International	—	(48,585)	(48,585)
Receive	Cabot Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,958	May 2020	Morgan Stanley and Company International	—	(26,118)	(26,118)
Receive	Cabot Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	11,065	May 2020	Morgan Stanley and Company International	—	(58,288)	(58,288)
Receive	Cardinal Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	18,194	May 2020	Morgan Stanley and Company International	—	(19,506)	(19,506)
Receive	CCR SA	1-Month USD LIBOR + 0.75%	Monthly	USD	278,300	May 2020	Morgan Stanley and Company International	—	83,300	83,300
Receive	Centennial Resource Development, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	71,214	May 2020	Morgan Stanley and Company International	—	(135,419)	(135,419)
Receive	Centennial Resource Development, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	36,106	May 2020	Morgan Stanley and Company International	—	(68,354)	(68,354)
Receive	China Traditional Chinese Medicine Holdings Company, Ltd.	1-Month HKD HIBOR + 0.50%	Monthly	HKD	66,400	May 2020	Morgan Stanley and Company International	—	2,260	2,260
Receive	Coherus Biosciences, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,102	May 2020	Morgan Stanley and Company International	—	(5,763)	(5,763)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	75

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Coherus Biosciences, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,880	May 2020	Morgan Stanley and Company International	—	$(2,617)	$(2,617)
Receive	Coherus Biosciences, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	7,016	May 2020	Morgan Stanley and Company International	—	(9,638)	(9,638)
Receive	Comcast Corp., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	498	May 2020	Morgan Stanley and Company International	—	1,484	1,484
Receive	Companhia Paranaense de Energia	1-Month USD LIBOR + 0.75%	Monthly	USD	13,568	May 2020	Morgan Stanley and Company International	$(2)	2,362	2,360
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	74	May 2020	Morgan Stanley and Company International	—	(1,499)	(1,499)
Receive	Cray, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,016	May 2020	Morgan Stanley and Company International	—	9,098	9,098
Receive	Crown Castle International Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,331	May 2020	Morgan Stanley and Company International	—	10,053	10,053
Receive	Delivery Hero AG	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	4,651	May 2020	Morgan Stanley and Company International	—	6,605	6,605
Receive	Dermira, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,222	May 2020	Morgan Stanley and Company International	—	1,283	1,283
Receive	Dermira, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,552	May 2020	Morgan Stanley and Company International	—	618	618
Receive	Dermira, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	2,614	May 2020	Morgan Stanley and Company International	—	1,097	1,097
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	945	May 2020	Morgan Stanley and Company International	—	5,118	5,118
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,700	May 2020	Morgan Stanley and Company International	—	14,944	14,944
76	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Eli Lilly & Company	1-Month USD LIBOR + 0.50%	Monthly	USD	130	May 2020	Morgan Stanley and Company International	—	$(363)	$(363)
Receive	Eli Lilly & Company	1-Month USD LIBOR + 0.25%	Monthly	USD	1,527	May 2020	Morgan Stanley and Company International	—	(3,469)	(3,469)
Receive	Ensco PLC, Class A	1-Month USD LIBOR + 0.25%	Monthly	USD	46,499	May 2020	Morgan Stanley and Company International	—	(75,328)	(75,328)
Receive	EOG Resources, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,746	May 2020	Morgan Stanley and Company International	—	(30,470)	(30,470)
Receive	EPAM Systems, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	18,033	May 2020	Morgan Stanley and Company International	—	13,542	13,542
Receive	Equifax, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,488	May 2020	Morgan Stanley and Company International	—	(98,790)	(98,790)
Receive	Equifax, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,098	May 2020	Morgan Stanley and Company International	—	(67,895)	(67,895)
Receive	Euronet Worldwide, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,883	May 2020	Morgan Stanley and Company International	—	(8,154)	(8,154)
Receive	Evolus, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	2,900	May 2020	Morgan Stanley and Company International	—	4,796	4,796
Receive	Expedia, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	15,587	May 2020	Morgan Stanley and Company International	—	102,098	102,098
Receive	Farmafactoring	1-Month USD LIBOR + 0.50%	Monthly	USD	13,000	May 2020	Morgan Stanley and Company International	—	(835)	(835)
Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	9,800	May 2020	Morgan Stanley and Company International	—	26,207	26,207
Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	25,161	May 2020	Morgan Stanley and Company International	—	(228,836)	(228,836)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	77

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,611	May 2020	Morgan Stanley and Company International	—	$(15,622)	$(15,622)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	26,560	May 2020	Morgan Stanley and Company International	—	(109,554)	(109,554)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	26,559	May 2020	Morgan Stanley and Company International	—	(109,550)	(109,550)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,651	May 2020	Morgan Stanley and Company International	—	(15,022)	(15,022)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,194	May 2020	Morgan Stanley and Company International	—	(13,141)	(13,141)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	512	May 2020	Morgan Stanley and Company International	—	(2,107)	(2,107)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,792	May 2020	Morgan Stanley and Company International	—	(27,945)	(27,945)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,651	May 2020	Morgan Stanley and Company International	—	(15,022)	(15,022)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,825	May 2020	Morgan Stanley and Company International	—	(7,509)	(7,509)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,477	May 2020	Morgan Stanley and Company International	—	(22,535)	(22,535)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	10,955	May 2020	Morgan Stanley and Company International	—	(45,073)	(45,073)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,954	May 2020	Morgan Stanley and Company International	—	(28,612)	(28,612)
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	17,047	May 2020	Morgan Stanley and Company International	—	(70,138)	(70,138)
78	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,816	May 2020	Morgan Stanley and Company International	—	$(15,701)	$(15,701)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,993	May 2020	Morgan Stanley and Company International	—	(585)	(585)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,163	May 2020	Morgan Stanley and Company International	—	(227)	(227)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,067	May 2020	Morgan Stanley and Company International	—	(795)	(795)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,453	May 2020	Morgan Stanley and Company International	—	(284)	(284)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,905	May 2020	Morgan Stanley and Company International	—	(568)	(568)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,263	May 2020	Morgan Stanley and Company International	—	(1,420)	(1,420)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,163	May 2020	Morgan Stanley and Company International	—	(227)	(227)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,162	May 2020	Morgan Stanley and Company International	—	(227)	(227)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,162	May 2020	Morgan Stanley and Company International	—	(227)	(227)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,163	May 2020	Morgan Stanley and Company International	—	(227)	(227)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,486	May 2020	Morgan Stanley and Company International	—	(682)	(682)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,486	May 2020	Morgan Stanley and Company International	—	(682)	(682)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	79

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	40,481	May 2020	Morgan Stanley and Company International	—	$(7,931)	$(7,931)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,979	May 2020	Morgan Stanley and Company International	—	(584)	(584)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,391	May 2020	Morgan Stanley and Company International	—	(1,260)	(1,260)
Receive	FormFactor, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	20,454	May 2020	Morgan Stanley and Company International	—	(4,034)	(4,034)
Receive	Genpact, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,766	May 2020	Morgan Stanley and Company International	—	(3,465)	(3,465)
Receive	Genpact, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,493	May 2020	Morgan Stanley and Company International	—	(3,266)	(3,266)
Receive	Genus PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	464	May 2020	Morgan Stanley and Company International	—	(145)	(145)
Receive	Genus PLC	1-Month GBP LIBOR	Monthly	GBP	22,912	May 2020	Morgan Stanley and Company International	—	(3,954)	(3,954)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	8,977	May 2020	Morgan Stanley and Company International	—	(13,096)	(13,096)
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,640	May 2020	Morgan Stanley and Company International	—	173	173
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,844	May 2020	Morgan Stanley and Company International	—	123	123
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,844	May 2020	Morgan Stanley and Company International	—	126	126
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,954	May 2020	Morgan Stanley and Company International	—	47	47
80	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,594	May 2020	Morgan Stanley and Company International	—	$267	$267
Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	8,080	May 2020	Morgan Stanley and Company International	—	(6,305)	(6,305)
Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	13,120	May 2020	Morgan Stanley and Company International	—	(10,237)	(10,237)
Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	4,250	May 2020	Morgan Stanley and Company International	—	(3,298)	(3,298)
Receive	Harris Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,501	May 2020	Morgan Stanley and Company International	—	(37,563)	(37,563)
Receive	Harris Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,851	May 2020	Morgan Stanley and Company International	—	(46,321)	(46,321)
Receive	Harris Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,382	May 2020	Morgan Stanley and Company International	—	(59,611)	(59,611)
Receive	Harris Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,106	May 2020	Morgan Stanley and Company International	—	(52,341)	(52,341)
Receive	Harris Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,030	May 2020	Morgan Stanley and Company International	—	(50,452)	(50,452)
Receive	Harris Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,358	May 2020	Morgan Stanley and Company International	—	(83,457)	(83,457)
Receive	Harris Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	2,147	May 2020	Morgan Stanley and Company International	—	(53,087)	(53,087)
Receive	Harris Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	5,640	May 2020	Morgan Stanley and Company International	—	(139,404)	(139,404)
Receive	HCA Holdings, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	9,930	May 2020	Morgan Stanley and Company International	—	(6,808)	(6,808)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	81

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	515	May 2020	Morgan Stanley and Company International	—	$1,203	$1,203
Receive	Huron Consulting Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,031	May 2020	Morgan Stanley and Company International	—	24,859	24,859
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.50%	Monthly	USD	554	May 2020	Morgan Stanley and Company International	—	2,220	2,220
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.75%	Monthly	USD	253	May 2020	Morgan Stanley and Company International	—	1,021	1,021
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.25%	Monthly	USD	970	May 2020	Morgan Stanley and Company International	—	3,941	3,941
Receive	Insulet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	45,974	May 2020	Morgan Stanley and Company International	—	(37,112)	(37,112)
Receive	Itron, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,238	May 2020	Morgan Stanley and Company International	—	(16,662)	(16,662)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,828	May 2020	Morgan Stanley and Company International	—	(9,895)	(9,895)
Receive	JetBlue Airways Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	25,963	May 2020	Morgan Stanley and Company International	—	5,173	5,173
Receive	JetBlue Airways Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	47,141	May 2020	Morgan Stanley and Company International	—	9,755	9,755
Receive	KeyCorp	1-Month USD LIBOR + 0.50%	Monthly	USD	2,370	May 2020	Morgan Stanley and Company International	—	(1,602)	(1,602)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	7,644	May 2020	Morgan Stanley and Company International	—	(16,890)	(16,890)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	1,884	May 2020	Morgan Stanley and Company International	—	(4,163)	(4,163)
82	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	4,357	May 2020	Morgan Stanley and Company International	—	$(9,627)	$(9,627)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	2,500	May 2020	Morgan Stanley and Company International	—	(5,524)	(5,524)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	2,268	May 2020	Morgan Stanley and Company International	—	(5,011)	(5,011)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	1,232	May 2020	Morgan Stanley and Company International	—	(2,722)	(2,722)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	2,000	May 2020	Morgan Stanley and Company International	—	(4,419)	(4,419)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	3,000	May 2020	Morgan Stanley and Company International	—	(6,629)	(6,629)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	4,000	May 2020	Morgan Stanley and Company International	—	(8,838)	(8,838)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	1,000	May 2020	Morgan Stanley and Company International	—	(2,210)	(2,210)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	2,000	May 2020	Morgan Stanley and Company International	—	(4,419)	(4,419)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	7,000	May 2020	Morgan Stanley and Company International	—	(15,467)	(15,467)
Receive	LabCorp	1-Month USD LIBOR + 0.50%	Monthly	USD	5,904	May 2020	Morgan Stanley and Company International	—	(55,919)	(55,919)
Receive	LHC Group, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,486	May 2020	Morgan Stanley and Company International	—	5,087	5,087
Receive	Loxo Oncology, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	27,492	May 2020	Morgan Stanley and Company International	—	(178,455)	(178,455)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	83

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,321	May 2020	Morgan Stanley and Company International	—	$(4,086)	$(4,086)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,637	May 2020	Morgan Stanley and Company International	—	(9,914)	(9,914)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,551	May 2020	Morgan Stanley and Company International	—	(4,487)	(4,487)
Receive	Mastercard, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	11,946	May 2020	Morgan Stanley and Company International	—	(38,281)	(38,281)
Receive	McKesson Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	14,355	May 2020	Morgan Stanley and Company International	—	(100,025)	(100,025)
Receive	Metro Bank PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	7,255	May 2020	Morgan Stanley and Company International	—	(43,569)	(43,569)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	146,294	May 2020	Morgan Stanley and Company International	—	(10,897)	(10,897)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	14,617	May 2020	Morgan Stanley and Company International	—	(939)	(939)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,787	May 2020	Morgan Stanley and Company International	—	(46,183)	(46,183)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,782	May 2020	Morgan Stanley and Company International	—	(21,732)	(21,732)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,633	May 2020	Morgan Stanley and Company International	—	(56,590)	(56,590)
Receive	Momenta Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,837	May 2020	Morgan Stanley and Company International	—	(5,340)	(5,340)
Receive	Momenta Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	842	May 2020	Morgan Stanley and Company International	—	(2,435)	(2,435)
84	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Momenta Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,131	May 2020	Morgan Stanley and Company International	—	$(8,952)	$(8,952)
Receive	Motorola Solutions, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	10,669	May 2020	Morgan Stanley and Company International	—	24,668	24,668
Receive	Motorola Solutions, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	5,201	May 2020	Morgan Stanley and Company International	—	11,833	11,833
Receive	Mylan NV	1-Month USD LIBOR + 0.50%	Monthly	USD	2,527	May 2020	Morgan Stanley and Company International	—	(3,089)	(3,089)
Receive	Mylan NV	1-Month USD LIBOR + 0.50%	Monthly	USD	1,158	May 2020	Morgan Stanley and Company International	—	(1,378)	(1,378)
Receive	Mylan NV	1-Month USD LIBOR + 0.25%	Monthly	USD	4,335	May 2020	Morgan Stanley and Company International	—	(4,991)	(4,991)
Receive	NetApp, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,731	May 2020	Morgan Stanley and Company International	—	13,891	13,891
Receive	Netflix, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,123	May 2020	Morgan Stanley and Company International	—	(98,504)	(98,504)
Receive	Netflix, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,145	May 2020	Morgan Stanley and Company International	—	(98,596)	(98,596)
Receive	NMC Health PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	282	May 2020	Morgan Stanley and Company International	—	1,381	1,381
Receive	NMC Health PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	19,999	May 2020	Morgan Stanley and Company International	—	83,986	83,986
Receive	Novartis AG	1-Month CHF LIBOR + 0.50%	Monthly	CHF	265	May 2020	Morgan Stanley and Company International	—	1,521	1,521
Receive	Novartis AG	1-Month CHF LIBOR + 0.50%	Monthly	CHF	20,905	May 2020	Morgan Stanley and Company International	—	50,275	50,275
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	85

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	NuVasive, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	13,642	May 2020	Morgan Stanley and Company International	—	$(131,236)	$(131,236)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 1.00%	Monthly	USD	944	May 2020	Morgan Stanley and Company International	—	(532)	(532)
Receive	Oasis Midstream Partners	1-Month USD LIBOR + 1.00%	Monthly	USD	3,800	May 2020	Morgan Stanley and Company International	—	(2,049)	(2,049)
Receive	OneMain Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	88,871	May 2020	Morgan Stanley and Company International	—	(127,933)	(127,933)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,829	May 2020	Morgan Stanley and Company International	—	(1,403)	(1,403)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	18,721	May 2020	Morgan Stanley and Company International	—	(4,516)	(4,516)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,302	May 2020	Morgan Stanley and Company International	—	(1,761)	(1,761)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,313	May 2020	Morgan Stanley and Company International	—	(800)	(800)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	16,297	May 2020	Morgan Stanley and Company International	—	(3,954)	(3,954)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,853	May 2020	Morgan Stanley and Company International	—	(935)	(935)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,689	May 2020	Morgan Stanley and Company International	—	(2,352)	(2,352)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,229	May 2020	Morgan Stanley and Company International	—	(784)	(784)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,938	May 2020	Morgan Stanley and Company International	—	(471)	(471)
86	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,229	May 2020	Morgan Stanley and Company International	—	$(784)	$(784)
Receive	OraSure Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,313	May 2020	Morgan Stanley and Company International	—	(1,776)	(1,776)
Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,587	May 2020	Morgan Stanley and Company International	—	51,540	51,540
Receive	Planet Fitness, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	53,014	May 2020	Morgan Stanley and Company International	—	123,931	123,931
Receive	Portola Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,351	May 2020	Morgan Stanley and Company International	—	(12,511)	(12,511)
Receive	Portola Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	408	May 2020	Morgan Stanley and Company International	—	(1,510)	(1,510)
Receive	Portola Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	197	May 2020	Morgan Stanley and Company International	—	(727)	(727)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	39,827	May 2020	Morgan Stanley and Company International	—	(4,155)	(4,155)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	3,601	May 2020	Morgan Stanley and Company International	—	(383)	(383)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	627	May 2020	Morgan Stanley and Company International	—	(59)	(59)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.25%	Monthly	USD	2,385	May 2020	Morgan Stanley and Company International	—	(194)	(194)
Receive	Prudential Financial, Inc.	1-Month GBP LIBOR + 0.50%	Monthly	GBP	38,672	May 2020	Morgan Stanley and Company International	—	207	207
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	7,271	May 2020	Morgan Stanley and Company International	—	(23,281)	(23,281)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	87

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	8,348	May 2020	Morgan Stanley and Company International	—	$(26,731)	$(26,731)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,453	May 2020	Morgan Stanley and Company International	—	(14,259)	(14,259)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,784	May 2020	Morgan Stanley and Company International	—	(8,915)	(8,915)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,227	May 2020	Morgan Stanley and Company International	—	(19,941)	(19,941)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,492	May 2020	Morgan Stanley and Company International	—	(4,778)	(4,778)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	683	May 2020	Morgan Stanley and Company International	—	(2,174)	(2,174)
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	2,579	May 2020	Morgan Stanley and Company International	—	(8,167)	(8,167)
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,909	May 2020	Morgan Stanley and Company International	—	(4,273)	(4,273)
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	875	May 2020	Morgan Stanley and Company International	—	(1,938)	(1,938)
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	3,240	May 2020	Morgan Stanley and Company International	—	(7,096)	(7,096)
Receive	Salesforce.com, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	18,778	May 2020	Morgan Stanley and Company International	—	(95,877)	(95,877)
Receive	Seattle Genetics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	42,826	May 2020	Morgan Stanley and Company International	—	(735,146)	(735,146)
Receive	Seattle Genetics, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	5,226	May 2020	Morgan Stanley and Company International	—	(89,239)	(89,239)
88	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Seattle Genetics, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	5,224	May 2020	Morgan Stanley and Company International	—	$(89,142)	$(89,142)
Receive	Sino Biopharmaceutical, Ltd.	1-Month HKD HIBOR + 0.50%	Monthly	HKD	49,500	May 2020	Morgan Stanley and Company International	—	1,789	1,789
Receive	Sino Biopharmaceutical, Ltd.	1-Month HKD HIBOR + 0.50%	Monthly	HKD	82,400	May 2020	Morgan Stanley and Company International	—	3,108	3,108
Receive	Smith & Nephew PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	54,528	May 2020	Morgan Stanley and Company International	—	(10,392)	(10,392)
Receive	SS&C Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	27,476	May 2020	Morgan Stanley and Company International	—	11,048	11,048
Receive	SS&C Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,489	May 2020	Morgan Stanley and Company International	—	588	588
Receive	Sterling Bancorp	1-Month USD LIBOR + 0.50%	Monthly	USD	29,368	May 2020	Morgan Stanley and Company International	—	(80,831)	(80,831)
Receive	Stryker Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,331	May 2020	Morgan Stanley and Company International	—	(25,014)	(25,014)
Receive	Syneos Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	298	May 2020	Morgan Stanley and Company International	—	94	94
Receive	Syneos Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,580	May 2020	Morgan Stanley and Company International	—	817	817
Receive	Syneos Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	662	May 2020	Morgan Stanley and Company International	—	209	209
Receive	Syneos Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,750	May 2020	Morgan Stanley and Company International	—	1,820	1,820
Receive	Syneos Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	8,645	May 2020	Morgan Stanley and Company International	—	3,123	3,123
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	89

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	24,718	May 2020	Morgan Stanley and Company International	—	$44,332	$44,332
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,912	May 2020	Morgan Stanley and Company International	—	17,778	17,778
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,062	May 2020	Morgan Stanley and Company International	—	16,262	16,262
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,967	May 2020	Morgan Stanley and Company International	—	7,284	7,284
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	8,783	May 2020	Morgan Stanley and Company International	—	16,261	16,261
Receive	Tecan Group AG	1-Month CHF LIBOR + 0.50%	Monthly	CHF	184	May 2020	Morgan Stanley and Company International	—	2,338	2,338
Receive	Teleflex, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	101	May 2020	Morgan Stanley and Company International	—	(898)	(898)
Receive	Teva Pharmaceutical Industries, Ltd., ADR	1-Month USD LIBOR + 0.50%	Monthly	USD	2,280	May 2020	Morgan Stanley and Company International	—	(4,163)	(4,163)
Receive	Teva Pharmaceutical Industries, Ltd., ADR	1-Month USD LIBOR + 0.50%	Monthly	USD	1,044	May 2020	Morgan Stanley and Company International	—	(1,883)	(1,883)
Receive	Teva Pharmaceutical Industries, Ltd., ADR	1-Month USD LIBOR + 0.25%	Monthly	USD	3,887	May 2020	Morgan Stanley and Company International	—	(6,913)	(6,913)
Receive	Teva Pharmaceutical Industries, Ltd., ADR	1-Month USD LIBOR + 0.25%	Monthly	USD	20,742	May 2020	Morgan Stanley and Company International	—	(36,008)	(36,008)
Receive	Thermo Fisher Scientific, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,168	May 2020	Morgan Stanley and Company International	—	11,060	11,060
Receive	TJX Companies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,380	May 2020	Morgan Stanley and Company International	—	(1,983)	(1,983)
90	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	UCB SA	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	265	May 2020	Morgan Stanley and Company International	—	$106	$106
Receive	Ultra Electronics Holdings PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	6,447	May 2020	Morgan Stanley and Company International	—	2,917	2,917
Receive	Ultragenyx Pharmaceutical, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	35,200	May 2020	Morgan Stanley and Company International	—	(476,866)	(476,866)
Receive	Under Armour, Inc., Class A	1-Month USD LIBOR + 0.25%	Monthly	USD	18,561	May 2020	Morgan Stanley and Company International	—	61,512	61,512
Receive	Under Armour, Inc., Class A	1-Month USD LIBOR + 0.25%	Monthly	USD	11,264	May 2020	Morgan Stanley and Company International	—	37,501	37,501
Receive	Under Armour, Inc., Class A	1-Month USD LIBOR + 0.25%	Monthly	USD	6,740	May 2020	Morgan Stanley and Company International	—	22,451	22,451
Receive	Universal Display Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	2,573	May 2020	Morgan Stanley and Company International	—	18,787	18,787
Receive	VeriSign, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	17,060	May 2020	Morgan Stanley and Company International	—	(6,456)	(6,456)
Receive	Walgreens Boots Alliance, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	11,963	May 2020	Morgan Stanley and Company International	—	58,079	58,079
Receive	Wayfair, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	1,047	May 2020	Morgan Stanley and Company International	—	(11,546)	(11,546)
Receive	Wayfair, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	251	May 2020	Morgan Stanley and Company International	—	(2,779)	(2,779)
Receive	Wex, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,478	May 2020	Morgan Stanley and Company International	—	(41,114)	(41,114)
Receive	Yandex NV, Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	7,029	May 2020	Morgan Stanley and Company International	—	(21,990)	(21,990)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	91

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Zealand Pharma A/S, ADR	1-Month USD LIBOR + 0.50%	Monthly	USD	502	May 2020	Morgan Stanley and Company International	—	$(677)	$(677)
Receive	Zealand Pharma A/S, ADR	1-Month USD LIBOR + 0.25%	Monthly	USD	852	May 2020	Morgan Stanley and Company International	—	(1,120)	(1,120)
Receive	Zimmer Biomet Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	838	May 2020	Morgan Stanley and Company International	—	(8,628)	(8,628)
Receive	Zimmer Biomet Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,784	May 2020	Morgan Stanley and Company International	—	(28,556)	(28,556)
Receive	Zimmer Biomet Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,909	May 2020	Morgan Stanley and Company International	—	(39,691)	(39,691)
Receive	Zimmer Biomet Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,956	May 2020	Morgan Stanley and Company International	—	(70,629)	(70,629)
								$(143,979)	$450,282	$306,303
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ADR	American Depositary Receipt
CDOR	Canadian Dollar Offered Rate
CIBOR	Copenhagen Interbank Offered Rate
92	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

EURIBOR	Euro Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate
LIBOR	London Interbank Offered Rate
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $738,975,312. Net unrealized depreciation aggregated to $1,493,780, of which $40,079,318 related to gross unrealized appreciation and $41,573,098 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	93

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $734,224,507)	$737,457,598
Swap contracts, at value (net unamortized upfront payment of $(116,597))	22,176,672
Unrealized appreciation on forward foreign currency contracts	692,623
Cash	59,453,852
Dividends and interest receivable	471,301
Receivable for fund shares sold	5,367,306
Receivable for investments sold	14,920,710
Other assets	50,951
Total assets	840,591,013
Liabilities
Unrealized depreciation on forward foreign currency contracts	162,961
Written options, at value (Premiums received $722,027)	442,161
Swap contracts, at value (net unamortized upfront payment of $(285,101))	22,191,769
Payable for futures variation margin	45,052
Payable for collateral on OTC derivatives	4,807,000
Foreign currency overdraft, at value (cost $124,395)	237,922
Payable for investments purchased	52,671,608
Payable for fund shares repurchased	4,710,691
Payable to affiliates
Accounting and legal services fees	83,728
Transfer agent fees	64,248
Trustees' fees	415
Other liabilities and accrued expenses	205,438
Total liabilities	85,622,993
Net assets	$754,968,020
Net assets consist of
Paid-in capital	$733,478,655
Accumulated distributable earnings (accumulated loss)	21,489,365
Net assets	$754,968,020

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($18,684,341 ÷ 1,740,554 shares)[1]	$10.73
Class C ($9,851,305 ÷ 945,485 shares)[1]	$10.42
Class I ($566,120,466 ÷ 51,848,582 shares)	$10.92
Class R6 ($30,393,387 ÷ 2,763,082 shares)	$11.00
Class NAV ($129,918,521 ÷ 11,809,458 shares)	$11.00
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.29

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
94	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$7,500,325
Interest	2,821,474
Less foreign taxes withheld	(482,393)
Total investment income	9,839,406
Expenses
Investment management fees	10,694,488
Distribution and service fees	186,393
Accounting and legal services fees	156,956
Transfer agent fees	667,481
Trustees' fees	11,039
Custodian fees	363,001
State registration fees	87,289
Printing and postage	104,978
Professional fees	153,883
Other	36,826
Total expenses	12,462,334
Less expense reductions	(61,646)
Net expenses	12,400,688
Net investment loss	(2,561,282)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	31,028,908
Futures contracts	(851,264)
Forward foreign currency contracts	1,965,376
Written options	1,576,160
Swap contracts	(3,546,982)
30,172,198
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(42,521,201)
Futures contracts	106,672
Forward foreign currency contracts	312,996
Written options	(597,004)
Swap contracts	(836,760)
(43,535,297)
Net realized and unrealized loss	(13,363,099)
Decrease in net assets from operations	$(15,924,381)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	95

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment loss	$(2,561,282)	$(9,954,855)
Net realized gain	30,172,198	62,437,926
Change in net unrealized appreciation (depreciation)	(43,535,297)	25,879,864
Increase (decrease) in net assets resulting from operations	(15,924,381)	78,362,935
Distributions to shareholders
From net investment income and net realized gain
Class A	(1,668,359)	—
Class C	(966,403)	—
Class I	(34,773,974)	—
Class R6	(727,719)	—
Class NAV	(11,396,994)	—
From net realized gain
Class A	—	(8,982)
Class C	—	(6,334)
Class I	—	(190,572)
Class R6	—	(2,624)
Class NAV	—	(82,720)
Total distributions	(49,533,449)	(291,232)
From fund share transactions	170,882,390	(78,629,348)
Total increase (decrease)	105,424,560	(557,645)
Net assets
Beginning of year	649,543,460	650,101,105
End of year[1]	$754,968,020	$649,543,460

[1]	Net assets - End of year includes undistributed net investment income of $(13,183,177) in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
96	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$11.82	$10.45	$10.81	$10.10	$10.00
Net investment loss[2]	(0.07)	(0.22)	(0.28)	(0.24)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.11)	1.60	(0.03)	0.95	0.31
Total from investment operations	(0.18)	1.38	(0.31)	0.71	0.10
Less distributions
From net realized gain	(0.91)	(0.01)	(0.05)	—	—
Net asset value, end of period	$10.73	$11.82	$10.45	$10.81	$10.10
Total return (%)[3,4]	(1.57)	13.16	(2.94)	7.13	1.00 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$22	$22	$16	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00 [6]	3.86 [7]	4.22 [7]	3.43 [7]	4.29 [7,8]
Expenses including reductions	1.99 [6]	3.85 [7]	4.21 [7]	3.28 [7]	3.44 [7,8]
Net investment loss	(0.61)	(1.99)	(2.71)	(2.31)	(2.51) [8]
Portfolio turnover (%)	169	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Expense ratios have decreased due to a change in the fund's fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[7]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%%, respectively, of the fund’s average daily net assets.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	97

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$11.57	$10.30	$10.74	$10.10	$9.86
Net investment loss[2]	(0.15)	(0.29)	(0.35)	(0.32)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.09)	1.57	(0.04)	0.96	0.39
Total from investment operations	(0.24)	1.28	(0.39)	0.64	0.24
Less distributions
From net realized gain	(0.91)	(0.01)	(0.05)	—	—
Net asset value, end of period	$10.42	$11.57	$10.30	$10.74	$10.10
Total return (%)[3,4]	(2.26)	12.38	(3.61)	6.34	2.43 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$12	$16	$9	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.70 [7]	4.56 [8]	4.93 [8]	4.34 [8]	10.15 [8,9]
Expenses including reductions	2.69 [7]	4.55 [8]	4.92 [8]	4.00 [8]	4.12 [8,9]
Net investment loss	(1.33)	(2.66)	(3.42)	(3.04)	(3.31) [9]
Portfolio turnover (%)	169	485	403	396	375 [10]

[1]	Period from 5-16-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Expense ratios have decreased due to a change in the fund's fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[8]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%%, respectively, of the fund’s average daily net assets.
[9]	Annualized.
[10]	Portfolio turnover is shown for the period from 12-20-13 to 10-31-14.
98	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$11.97	$10.55	$10.89	$10.13	$10.00
Net investment loss[2]	(0.04)	(0.19)	(0.25)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.10)	1.62	(0.04)	0.97	0.32
Total from investment operations	(0.14)	1.43	(0.29)	0.76	0.13
Less distributions
From net realized gain	(0.91)	(0.01)	(0.05)	—	—
Net asset value, end of period	$10.92	$11.97	$10.55	$10.89	$10.13
Total return (%)[3]	(1.28)	13.51	(2.64)	7.50	1.30 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$566	$454	$422	$502	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71 [5]	3.54 [6]	3.87 [6]	3.00 [6]	3.16 [6,7]
Expenses including reductions	1.70 [5]	3.54 [6]	3.87 [6]	2.99 [6]	3.03 [6,7]
Net investment loss	(0.36)	(1.65)	(2.40)	(2.04)	(2.20) [7]
Portfolio turnover (%)	169	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Expense ratios have decreased due to a change in the fund's fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[6]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%%, respectively, of the fund’s average daily net assets.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	99

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.04	$10.60	$10.93	$10.16	$10.00
Net investment loss[2]	(0.03)	(0.19)	(0.24)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.10)	1.64	(0.04)	0.99	0.33
Total from investment operations	(0.13)	1.45	(0.28)	0.77	0.16
Less distributions
From net realized gain	(0.91)	(0.01)	(0.05)	—	—
Net asset value, end of period	$11.00	$12.04	$10.60	$10.93	$10.16
Total return (%)[3]	(1.19)	13.64	(2.54)	7.58	1.60 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$9	$5	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60 [6]	3.45 [7]	4.04 [7]	5.99 [7]	22.57 [7,8]
Expenses including reductions	1.60 [6]	3.44 [7]	4.01 [7]	3.03 [7]	2.84 [7,8]
Net investment loss	(0.23)	(1.57)	(2.34)	(2.05)	(1.90) [8]
Portfolio turnover (%)	169	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Expense ratios have decreased due to a change in the fund's fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[7]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%%, respectively, of the fund’s average daily net assets.
[8]	Annualized.
100	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.04	$10.60	$10.93	$10.16	$10.00
Net investment loss[2]	(0.03)	(0.17)	(0.24)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.10)	1.62	(0.04)	0.97	0.33
Total from investment operations	(0.13)	1.45	(0.28)	0.77	0.16
Less distributions
From net realized gain	(0.91)	(0.01)	(0.05)	—	—
Net asset value, end of period	$11.00	$12.04	$10.60	$10.93	$10.16
Total return (%)[3]	(1.19)	13.64	(2.54)	7.58	1.60 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$130	$152	$185	$230	$196
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59 [5]	3.44 [6]	3.78 [6]	2.99 [6]	2.87 [6,7]
Expenses including reductions	1.58 [5]	3.43 [6]	3.77 [6]	2.99 [6]	2.85 [6,7]
Net investment loss	(0.23)	(1.54)	(2.30)	(1.82)	(1.91) [7]
Portfolio turnover (%)	169	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Expense ratios have decreased due to a change in the fund's fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[6]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%%, respectively, of the fund’s average daily net assets.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	101

Notes to financial statements

Note 1 — Organization

John Hancock Seaport Long/Short Fund, formerly John Hancock Seaport Fund, (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective April 20, 2018, John Hancock Seaport Fund changed its name to John Hancock Seaport Long/Short Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ

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significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$30,994,526	$16,971,602	$14,022,924	—
Consumer discretionary	39,119,865	35,901,540	3,218,325	—
Consumer staples	4,604,854	2,702,122	1,902,732	—
Energy	30,932,078	29,198,462	1,733,616	—
Financials	97,620,763	51,274,496	46,346,267	—
Health care	116,416,885	78,434,209	37,982,676	—
Industrials	40,299,022	19,295,388	21,003,634	—
Information technology	55,367,786	54,716,067	651,719	—
Materials	10,462,195	9,288,702	1,173,493	—
Real estate	16,544,259	15,186,165	1,358,094	—
Utilities	12,853,085	9,229,579	3,623,506	—
Preferred securities
Financials	1,029,124	—	1,029,124	—
Industrials	796,667	796,667	—	—
Utilities	558,925	558,925	—	—
Warrants	106,160	106,160	—	—
Purchased options	3,080,448	1,639,743	1,440,705	—
Short-term investments	276,670,956	7,893,110	268,777,846	—
Total investments in securities	$737,457,598	$333,192,937	$404,264,661	—
Derivatives:
Assets

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       103

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Forward foreign currency contracts	$692,623	—	$692,623	—
Swap contracts	22,176,672	—	22,176,672	—
Liabilities
Futures	(48,470)	$(48,470)	—	—
Forward foreign currency contracts	(162,961)	—	(162,961)	—
Written options	(442,161)	($402,381)	(39,780)	—
Swap contracts	(22,191,769)	—	(22,191,769)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       104

line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $3,115.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Long-term capital gains	$49,533,449	$291,232

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $22,740,058 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies, and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       105

the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2018, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $2.3 million to $20.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       106

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2018, the fund used forward foreign currency contracts to manage against anticipated charges in currency exchange rates and gain exposure to foreign currency. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $45.6 million to $90.2 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

An interest rate swaption is an option to enter into an interest rate swap.

During the year ended October 31, 2018, the fund used purchased options contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held purchased options contracts with market values ranging from $2.7 million to $6.8 million, as measured at each quarter end.

During the year ended October 31, 2018, the fund wrote option contracts to manage against anticipated changes in securities markets and gain exposure to certain securities markets. The fund held written options contracts with market values ranging from $0.3 million to $1.4 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve

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the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended October 31, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amount ranging from approximately $11.8 million to $11.8 million, as measured at each quarter end.

Total return swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the year ended October 31, 2018, the fund used total return swaps to manage equity exposure. The fund held total return swaps with total USD notional amounts ranging from $854.6 million to $939.8 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin	Futures†	—	($48,470)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$692,623	(162,961)
Equity	Unaffiliated investments, at value*	Purchased options	2,631,743	—
Foreign currency	Unaffiliated investments, at value*	Purchased options	296,041	—
Interest rate	Unaffiliated investments, at value*	Purchased options	152,664
Equity	Written options, at value	Written options	—	(402,381)
Foreign currency	Written options, at value	Written options	—	(39,780)
Credit	Swap contracts, at value	Credit default swaps	—	(321,400)
Equity	Swap contracts, at value	Total return swaps	22,153,901	(21,870,369)

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Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value	Total return swaps	$22,771	—
Total			$25,949,743	($22,845,361)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investments.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

The table below reflects certain portfolio's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Foreign forward currency contracts	$692,623	($162,961)
Purchased options	1,440,705	—
Swaps	22,176,672	(22,191,769)
Written options	—	(39,780)
Totals	$24,310,000	($22,394,510)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
BNP Paribas SA	$58,303	58,303	—	—
Citibank N.A.	302,285	150,000	—	152,285
Deutsche Bank AG	7,711,931	—	61,181,402	68,893,333
Goldman Sachs International	(1,315,565)	170,000	1,485,565	—
JPMorgan Chase Bank, N.A.	(4,138,095)	1,238,701	5,376,796	—
Morgan Stanley	(1,051,106)	3,886,732	4,937,838	—
Standard Chartered Bank	78,120	60,000	—	18,120
State Street Bank and Trust Company	269,617	212,738	—	56,879
Totals	$1,915,490	$5,776,474	$72,981,601	$69,120,617

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	($168,635)	($168,635)
Equity	(3,181,145)	(851,264)	—	1,607,327	($3,339,994)	(5,765,076)
Foreign currency	181,217	—	$1,965,376	(31,167)	—	2,115,426
Interest rate	—	—	—	—	(38,353)	(38,353)
Total	($2,999,928)	($851,264)	$1,965,376	$1,576,160	($3,546,982)	($3,856,638)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	($88,287)	($88,287)
Equity	$1,326,507	$106,672	—	($763,233)	(818,331)	(148,385)
Foreign currency	(389,095)	—	$312,996	166,229	—	90,130
Interest rate	68,278	—	—	—	69,858	138,136
Total	1,005,690	$106,672	$312,996	($597,004)	($836,760)	($8,406)
.
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.500% of the first $250 million of the fund's average daily net assets and (b) 1.450% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above for the year ended October 31, 2018 amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,790	Class R6	1,787
Class C	1,004	Class NAV	13,234
Class I	43,831	Total	$61,646

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 1.46% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $70,873 for the year ended October 31, 2018. Of this amount, $11,674 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $57,774 was paid as sales commissions to broker-dealers and $1,425 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $5,690 and $888 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$63,370	$22,769
Class C	123,023	13,253
Class I	—	628,869

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Class	Distribution and service fees	Transfer agent fees
Class R6	—	$2,590
Total	$186,393	$667,481

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,592,236	$18,155,085	1,435,224	$16,493,089
Distributions reinvested	79,895	874,846	649	6,767
Repurchased	(1,824,016)	(20,460,278)	(1,690,702)	(18,446,567)
Net decrease	(151,885)	$(1,430,347)	(254,829)	$(1,946,711)
Class C shares
Sold	309,811	$3,425,287	470,293	$5,166,250
Distributions reinvested	51,485	550,372	408	4,194
Repurchased	(475,419)	(5,175,098)	(985,206)	(10,542,546)
Net decrease	(114,123)	$(1,199,439)	(514,505)	$(5,372,102)
Class I shares
Sold	24,365,643	$279,441,651	11,794,858	$133,873,732
Distributions reinvested	2,976,924	33,073,629	17,015	179,342
Repurchased	(13,405,250)	(152,266,888)	(13,882,032)	(153,920,403)
Net increase (decrease)	13,937,317	$160,248,392	(2,070,159)	$(19,867,329)
Class R6 shares
Sold	2,384,094	$27,451,408	431,276	$5,004,000
Distributions reinvested	65,091	727,719	248	2,624
Repurchased	(445,306)	(5,179,894)	(140,476)	(1,681,445)
Net increase	2,003,879	$22,999,233	291,048	$3,325,179
Class NAV shares
Sold	260,084	$3,001,360	225,274	$2,581,818
Distributions reinvested	1,019,409	11,396,993	7,811	82,720
Repurchased	(2,083,425)	(24,133,802)	(5,048,715)	(57,432,923)
Net decrease	(803,932)	$(9,735,449)	(4,815,630)	$(54,768,385)
Total net increase (decrease)	14,871,256	$170,882,390	(7,364,075)	$(78,629,348)

Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $824,661,483 and $767,130,255, respectively, for the year ended October 31, 2018.

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Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 17.2% of the fund's net assets. John Hancock Funds II Alternative Asset Allocation Fund had an affiliate ownership of 5% or more at 6.5% of the fund's net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Seaport Long/Short Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers or transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund paid $49,533,449 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Long/Short Fund, formerly known as John Hancock Seaport Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2017. The Board also noted that the fund outperformed its peer group average for the one- and three-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including action taken in 2017 that is expected to result in a reduction in the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

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The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       122

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       123

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       124

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       125

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT LONG/SHORT FUND       126

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Seaport Long/Short Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647942	437A 10/18 12/18

John Hancock

Disciplined Value International Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market-capitalization-weighted index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund's institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Most international stocks posted negative returns

Strong results for the fund's benchmark in the opening months of the period gave way to negative performance overall as a host of global challenges weighed on the asset class.

Stock selection in information technology weighed on relative performance

The fund underperformed relative to its benchmark, and stock selection was a detractor overall, most notably in the information technology sector.

Stock picking in selected sectors added value

Security selection in the financials and consumer staples sectors aided relative results.

PORTFOLIO COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       3

Discussion of fund performance

An interview with Portfolio Manager Christopher K. Hart, CFA, Boston Partners

Christopher K. Hart, CFA
Portfolio Manager
Boston Partners

Most developed-market stocks outside North America posted negative returns for the 12 months ended October 31, 2018. What factors were driving the market?

The fund's non-U.S. developed-market equity benchmark, the MSCI EAFE Index, accelerated higher in the early months of the period, but this upward momentum shifted abruptly entering February as global stocks fell sharply, ending a stretch of relatively low volatility that had characterized the equity market through most of 2017. While the sell-off abated somewhat in the spring, stocks resumed their downward path through most of the latter months of the period, most notably in October.

Broadly speaking, one fundamental explanation for the spike in volatility was that many investors had come to view equities as overvalued following the benchmark's rise to a record high in late January. In our view, the benchmark's subsequent pullback was a welcome event in that it helped clear some of the anxiety concerning the market's long-term rise; we viewed the pullback as a correction, and not the beginning of the end of a bull market trend.

A number of other headwinds weighed on investor sentiment in the period, with many originating in the United States. U.S. Treasury bond yields climbed sharply amid concerns about a potential rise in U.S. inflation and a potential acceleration of the U.S. Federal Reserve's pace of interest-rate increases. These prospects fueled concern that a possible acceleration in the transition away from accommodative monetary policies by the United States and some other developed countries could curtail global growth.

The prospect of a faster pace of U.S. rate hikes strengthened the U.S. dollar's value, creating a headwind for other developed-market currencies and adding to economic uncertainty in those countries.

The downturn in investor sentiment was also fueled by growing global trade tensions, most notably between the United States and China. The two nations imposed import tariffs against one another while threatening to expand them to a broader range of goods. The two sides' failure to de-escalate the dispute threatened to disrupt global supply chains for a broad range of goods and weighed on growth prospects.

At the sector level, energy was the benchmark's top performer for the period—an outcome that was largely the result of an increase in crude oil prices, which helped lift many energy stocks. The financials sector was the weakest performer.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       4

"Overall, stock picking detracted from the fund's performance relative to the benchmark, with the most significant negative impact in the information technology sector."

How did the team manage the portfolio in this environment?

We're value investors, and our strategy remained focused on identifying dislocations between underlying fundamentals and equity valuations on an individual company basis. While external events do affect broad market performance, our strategy remains focused on bottom-up company analysis to uncover security mispricings, with stock selection usually driving the fund's performance.

What factors affected relative performance at the sector and geographic levels?

Overall, stock picking detracted from the fund's performance relative to the benchmark, with the most significant negative impact in the information technology sector. Security selection in consumer discretionary also significantly weighed on relative results. Conversely, stock picking in the financials and consumer staples sectors had a positive impact. From a geographic standpoint, securities selection in the United Kingdom and Japan had a negative impact.

At the individual security level, which holdings detracted the most from relative performance?

The largest detractor was a position in technology services company Atos SE (France). Shares of Atos fell in late July after an equity analyst questioned the company's accounting practices relating to free cash flow. Although the company stood by its accounting methods, the stock fell. In October, shares of Atos fell

SECTOR COMPOSITION AS OF 10/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       5

further after the company reported a slowdown in growth of its information technology services business, most notably in North America and Germany.

Another significant detractor was a position in Flex, Ltd., a U.S.-based technology manufacturing services company with multinational operations. Shares of Flex fell sharply in the spring after the company lowered its guidance of future earnings expectations, owing in part to a slower-than-expected timeline for achieving profitability in one of its newer business lines. The stock fell further in October after Flex reported the unexpected cancelation of a key contract with one of its original equipment manufacturer clients. We subsequently reduced the fund's position in Flex during the period.

Other positions that notably detracted from relative performance were hydraulic equipment manufacturer KYB Corp. (Japan), building materials supplier Cemex SAB de CV (Mexico), and business services provider Equiniti Group PLC (U.K.). We sold the fund's position in KYB during the period.

Which holdings had the biggest positive impact on the fund's relative performance?

The biggest contributor was a position in frozen foods maker Nomad Foods, Ltd. (U.K.). Nomad's shares climbed sharply as the company continued to report strong earnings and sales growth, backed by growing consumer demand for frozen foods—a market in which Nomad has a strong competitive position.

Another significant contributor was a position in Alpek SAB de CV (Mexico). Shares of the petrochemical producer were lifted by strong financial results and higher oil and raw material prices. We sold the fund's position in Alpek during the period. Other positions that notably contributed to relative performance included healthcare products company Roche Holding AG (Switzerland), Coca-Cola European Partners PLC (U.K.), and pharmaceutical developer Novartis AG (Switzerland).

How was the fund positioned at the end of the period?

The fund's most significant overweights at the sector level were in energy and financials; the energy overweight was driven in part by positions in selected energy exploration and production companies,

TOP 10 HOLDINGS AS OF 10/31/18 (%)

TOTAL SA	4.2
Swiss Re AG	3.1
Royal Dutch Shell PLC, A Shares	3.0
Capgemini SE	2.9
Sony Corp.	2.6
Imperial Brands PLC	2.2
GlaxoSmithKline PLC	2.1
Roche Holding AG	2.0
Novartis AG	1.8
Danone SA	1.8
TOTAL	25.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       6

while the overweight in financials was concentrated in insurance and diversified financial services companies.

The fund had the most significant sector underweights in industrials and healthcare. We sold or reduced several of the fund's industrials positions during October as stocks met the target prices we had set for them and business momentum slowed. Within healthcare, we viewed equipment and biotechnology stocks as broadly trading at high prices relative to the benchmark. The fund also remained underweight in the real estate and utilities sectors, as we viewed these stocks broadly as vulnerable to rising interest rates. The fund had limited exposure to European bank stocks, as we remained concerned about bank capitalization levels. The underlying rationale for all of the fund's exposures was the dislocation between valuations and company fundamentals.

Were there any additions to the fund's portfolio management during the period?

Effective October 1, 2018, Joshua C. White, CFA, was added to the team of portfolio managers.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones, CFA On the fund since 2013 Investing since 2004
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985
Joshua C. White, CFA On the fund since 2018 Investing since 2006

TOP 10 COUNTRIES AS OF 10/31/18 (%)

Japan	24.1
United Kingdom	15.5
France	11.9
Switzerland	11.3
Germany	6.3
Netherlands	3.7
United States	3.2
Bermuda	2.8
Hong Kong	2.5
Ireland	2.4
TOTAL	83.7
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	-15.33	0.49	6.10	2.46	49.92
Class C2	-12.39	0.95	6.46	4.87	53.43
Class I2,3	-10.65	1.78	7.09	9.20	59.78
Class R2[2,3]	-11.01	1.47	6.85	7.55	57.36
Class R4[2,3]	-10.70	1.70	7.03	8.77	59.15
Class R6[2,3]	-10.50	1.87	7.16	9.72	60.54
Class NAV[2,3]	-10.43	1.87	7.16	9.72	60.54
Index†	-6.85	2.02	6.89	10.52	57.79

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.32	2.02	1.01	1.41	1.26	0.91	0.90
Net (%)	1.30	2.00	0.98	1.39	1.14	0.88	0.88

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	15,343	15,343	15,779
Class I2,3	12-30-11	15,978	15,978	15,779
Class R2[2,3]	12-30-11	15,736	15,736	15,779
Class R4[2,3]	12-30-11	15,915	15,915	15,779
Class R6[2,3]	12-30-11	16,054	16,054	15,779
Class NAV[2,3]	12-30-11	16,054	16,054	15,779

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-30-2011.
2	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund's institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 889.70	$ 6.10	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Class C	Actual expenses/actual returns	1,000.00	885.90	9.41	1.98%
	Hypothetical example	1,000.00	1,015.20	10.06	1.98%
Class I	Actual expenses/actual returns	1,000.00	890.60	4.67	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class R2	Actual expenses/actual returns	1,000.00	887.80	6.61	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class R4	Actual expenses/actual returns	1,000.00	889.80	5.48	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Class R6	Actual expenses/actual returns	1,000.00	891.30	4.20	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	891.30	4.24	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 93.9%		$1,368,331,037
(Cost $1,456,545,581)
Australia 1.3%		18,260,608
Woodside Petroleum, Ltd.	741,690	18,260,608
Belgium 0.7%		10,594,924
Ageas	211,750	10,594,924
Bermuda 2.8%		41,160,728
Everest Re Group, Ltd.	107,395	23,397,076
RenaissanceRe Holdings, Ltd.	145,413	17,763,652
Canada 2.0%		29,665,934
Nutrien, Ltd.	432,762	22,906,093
The Stars Group, Inc. (A)	325,018	6,759,841
Denmark 1.5%		21,752,766
Novo Nordisk A/S, B Shares	503,693	21,752,766
France 11.9%		173,721,511
Atos SE	120,085	10,270,523
Capgemini SE	346,402	42,297,314
Danone SA	369,032	26,132,394
Schneider Electric SE	85,067	6,151,288
Sopra Steria Group	31,786	3,520,542
Teleperformance	43,050	7,089,994
TOTAL SA	1,034,950	60,726,130
Vinci SA	197,005	17,533,326
Germany 5.0%		72,784,212
Allianz SE	84,365	17,574,903
E.ON SE	2,388,779	23,099,642
Henkel AG & Company KGaA	114,278	11,194,427
Muenchener Rueckversicherungs-Gesellschaft AG	39,420	8,466,844
Siemens AG	108,297	12,448,396
Hong Kong 2.5%		35,705,292
China Mobile, Ltd.	961,000	9,002,531
CK Hutchison Holdings, Ltd.	1,978,412	19,926,801
Melco Resorts & Entertainment, Ltd., ADR	407,454	6,775,960
Hungary 0.6%		9,275,407
OTP Bank NYRT	258,185	9,275,407
Ireland 2.4%		35,109,667
Bank of Ireland Group PLC	2,010,847	14,207,849
CRH PLC	699,982	20,901,818
12	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Isle of Man 0.9%		$12,302,524
GVC Holdings PLC	1,027,062	12,302,524
Japan 24.1%		351,823,423
Aisin Seiki Company, Ltd.	253,100	9,899,057
Alps Electric Company, Ltd.	425,200	10,023,150
Asahi Group Holdings, Ltd.	527,600	23,185,414
Daiwa House Industry Company, Ltd.	351,200	10,604,242
Fuji Electric Company, Ltd.	457,200	13,956,239
Haseko Corp.	1,467,600	18,596,851
KDDI Corp.	914,400	22,128,330
Kinden Corp.	551,200	8,837,843
Matsumotokiyoshi Holdings Company, Ltd.	110,000	3,976,922
Mitsubishi Electric Corp.	484,500	6,133,494
Nippon Telegraph & Telephone Corp.	507,400	20,924,464
Qol Holdings Company, Ltd.	325,100	6,842,286
Resona Holdings, Inc.	3,660,800	19,255,937
Sanwa Holdings Corp.	724,100	8,497,119
Seven & i Holdings Company, Ltd.	508,900	22,035,361
Shionogi & Company, Ltd.	52,200	3,345,685
Sony Corp.	697,700	37,757,239
SUMCO Corp.	887,600	11,979,963
Sumitomo Electric Industries, Ltd.	1,399,100	19,080,350
Sumitomo Mitsui Financial Group, Inc.	609,100	23,715,364
Suzuki Motor Corp.	148,000	7,380,274
Tokio Marine Holdings, Inc.	436,300	20,555,020
Tokuyama Corp.	308,000	6,887,410
Ulvac, Inc.	251,300	8,184,176
Zenkoku Hosho Company, Ltd.	221,800	8,041,233
Luxembourg 0.5%		7,727,823
Ternium SA, ADR	242,708	7,727,823
Malta 0.0%		3
BGP Holdings PLC (A)(B)	2,714,128	3
Mexico 0.7%		9,675,399
Cemex SAB de CV, ADR (A)	1,919,722	9,675,399
Netherlands 3.7%		53,438,010
Koninklijke Ahold Delhaize NV	412,604	9,444,716
Royal Dutch Shell PLC, A Shares	1,380,914	43,993,294
Norway 1.3%		18,828,262
DNB ASA	1,042,170	18,828,262
South Korea 2.0%		29,146,426
Hana Financial Group, Inc.	136,921	4,612,268
KT Corp., ADR	482,828	6,682,340
Samsung Electronics Company, Ltd.	476,865	17,851,818
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	13

	Shares	Value
Switzerland 11.3%		$165,154,025
ABB, Ltd.	1,243,584	25,022,824
Glencore PLC (A)	4,594,970	18,699,963
Novartis AG	299,078	26,190,947
Roche Holding AG	119,274	29,026,808
Swiss Re AG	493,175	44,500,511
UBS Group AG (A)	1,553,466	21,712,972
United Kingdom 15.5%		225,816,086
Aviva PLC	3,723,617	20,349,140
British American Tobacco PLC	273,711	11,865,444
Cairn Energy PLC (A)	2,334,645	5,862,858
Coca-Cola European Partners PLC	496,183	22,571,365
Direct Line Insurance Group PLC	2,786,968	11,711,614
Equiniti Group PLC (C)	3,080,337	8,473,449
GlaxoSmithKline PLC	1,601,469	31,016,861
Ibstock PLC (C)	2,955,450	8,473,255
Imperial Brands PLC	953,024	32,281,406
Lloyds Banking Group PLC	33,470,833	24,424,959
Nomad Foods, Ltd. (A)	939,342	17,941,432
Persimmon PLC	375,464	10,988,747
The Royal Bank of Scotland Group PLC	2,493,264	7,505,963
Tullow Oil PLC (A)	2,148,182	6,163,271
Vodafone Group PLC	3,289,655	6,186,322
United States 3.2%		46,388,007
Air Lease Corp.	251,716	9,590,380
Flex, Ltd. (A)	674,783	5,303,792
The Mosaic Company	685,227	21,200,923

Trinseo SA	191,034	10,292,912
Preferred securities 1.3%		$18,648,660
(Cost $19,041,222)
Germany 1.3%		18,648,660
Volkswagen AG	111,002	18,648,660

	Yield (%)	Shares	Value
Short-term investments 4.7%			$68,915,823
(Cost $68,915,823)
Money market funds 4.7%			68,915,823
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.0858(D)	68,915,823	68,915,823
Total investments (Cost $1,544,502,626) 99.9%			$1,455,895,520
Other assets and liabilities, net 0.1%			1,448,945
Total net assets 100.0%			$1,457,344,465

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
14	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $1,550,711,901. Net unrealized depreciation aggregated to $94,816,381, of which $14,559,996 related to gross unrealized appreciation and $109,376,377 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $1,544,502,626)	$1,455,895,520
Foreign currency, at value (Cost $81)	81
Dividends and interest receivable	4,000,448
Receivable for fund shares sold	669,505
Receivable for investments sold	11,718,624
Receivable for securities lending income	603
Receivable from affiliates	243
Other assets	143,115
Total assets	1,472,428,139
Liabilities
Payable for investments purchased	8,903,867
Payable for fund shares repurchased	5,707,484
Payable to affiliates
Accounting and legal services fees	109,967
Transfer agent fees	49,038
Distribution and service fees	628
Trustees' fees	552
Other liabilities and accrued expenses	312,138
Total liabilities	15,083,674
Net assets	$1,457,344,465
Net assets consist of
Paid-in capital	$1,751,986,255
Accumulated distributable earnings (accumulated loss)	(294,641,790)
Net assets	$1,457,344,465

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($124,164,584 ÷ 9,999,136 shares)[1]	$12.42
Class C ($14,355,098 ÷ 1,162,463 shares)[1]	$12.35
Class I ($303,364,715 ÷ 24,359,742 shares)	$12.45
Class R2 ($2,599,705 ÷ 209,256 shares)	$12.42
Class R4 ($178,983 ÷ 14,388 shares)	$12.44
Class R6 ($218,792,368 ÷ 17,558,771 shares)	$12.46
Class NAV ($793,889,012 ÷ 63,732,199 shares)	$12.46
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.07

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$30,033,739
Interest	672,204
Securities lending	404,885
Less foreign taxes withheld	(2,719,036)
Total investment income	28,391,792
Expenses
Investment management fees	8,556,199
Distribution and service fees	660,933
Accounting and legal services fees	218,868
Transfer agent fees	623,504
Trustees' fees	13,187
Custodian fees	342,616
State registration fees	118,403
Printing and postage	90,071
Professional fees	112,567
Other	81,670
Total expenses	10,818,018
Less expense reductions	(326,227)
Net expenses	10,491,791
Net investment income	17,900,001
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	45,145,790
Affiliated investments	(13,489)
45,132,301
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(194,639,631)
Affiliated investments	732
(194,638,899)
Net realized and unrealized loss	(149,506,598)
Decrease in net assets from operations	$(131,606,597)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$17,900,001	$9,103,871
Net realized gain	45,132,301	42,291,877
Change in net unrealized appreciation (depreciation)	(194,638,899)	104,266,239
Increase (decrease) in net assets resulting from operations	(131,606,597)	155,661,987
Distributions to shareholders
From net investment income and net realized gain
Class A	(3,140,078)	—
Class C	(309,841)	—
Class I	(9,834,655)	—
Class R2	(440,186)	—
Class R4	(7,212)	—
Class R6	(4,129,667)	—
Class NAV	(9,052,300)	—
From net investment income
Class A	—	(1,550,874)
Class C	—	(76,552)
Class I	—	(3,598,096)
Class R2	—	(104,060)
Class R4	—	(2,854)
Class R6	—	(1,060,305)
Class NAV	—	(1,860,385)
Total distributions	(26,913,939)	(8,253,126)
From fund share transactions	626,450,785	453,388,357
Total increase	467,930,249	600,797,218
Net assets
Beginning of year	989,414,216	388,616,998
End of year[1]	$1,457,344,465	$989,414,216

[1]	Net assets - End of year includes undistributed net investment income of $7,404,930 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$14.28	$11.83	$12.04	$12.13	$13.10
Net investment income[3]	0.20	0.12	0.29 [4]	0.01	0.13
Net realized and unrealized gain (loss) on investments	(1.71)	2.47	(0.39)	(0.10)	(0.38)
Total from investment operations	(1.51)	2.59	(0.10)	(0.09)	(0.25)
Less distributions
From net investment income	(0.11)	(0.14)	(0.11)	—	(0.10)
From net realized gain	(0.24)	—	—	—	(0.62)
Total distributions	(0.35)	(0.14)	(0.11)	—	(0.72)
Net asset value, end of period	$12.42	$14.28	$11.83	$12.04	$12.13
Total return (%)[5,6]	(10.87)	22.14	(0.86)	(0.74) [7]	(1.75)
Ratios and supplemental data
Net assets, end of period (in millions)	$124	$129	$36	$33	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.36	1.53	1.66 [8]	1.81 [8]
Expenses including reductions	1.29	1.34	1.37	1.39 [8]	1.39 [8]
Net investment income	1.41	0.97	2.52 [4]	0.74 [8]	1.03 [8]
Portfolio turnover (%)	95	84 [9]	63	14	91 [10]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class A shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
[9]	Excludes merger activity.
[10]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	19

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$14.21	$11.78	$11.98	$12.08	$13.10
Net investment income[3]	0.10	0.04	0.20 [4]	— [5]	0.08
Net realized and unrealized gain (loss) on investments	(1.71)	2.45	(0.38)	(0.10)	(0.40)
Total from investment operations	(1.61)	2.49	(0.18)	(0.10)	(0.32)
Less distributions
From net investment income	(0.01)	(0.06)	(0.02)	—	(0.08)
From net realized gain	(0.24)	—	—	—	(0.62)
Total distributions	(0.25)	(0.06)	(0.02)	—	(0.70)
Net asset value, end of period	$12.35	$14.21	$11.78	$11.98	$12.08
Total return (%)[6,7]	(11.52)	21.22	(1.42)	(0.83) [8]	(2.33) [8]
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$18	$7	$6	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.01	2.06	2.23	2.36 [9]	2.64 [9]
Expenses including reductions	1.99	2.04	2.08	2.08 [9]	2.08 [9]
Net investment income	0.71	0.32	1.71 [4]	0.02 [9]	0.60 [9]
Portfolio turnover (%)	95	84 [10]	63	14	91 [11]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class C shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Less than $0.005 per share.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Does not reflect the effect of sales charges, if any.
[8]	Not annualized.
[9]	Annualized.
[10]	Excludes merger activity.
[11]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
20	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$14.32	$11.87	$12.07	$12.16	$13.10
Net investment income[3]	0.24	0.18	0.25 [4]	0.02	0.19
Net realized and unrealized gain (loss) on investments	(1.72)	2.44	(0.30)	(0.11)	(0.40)
Total from investment operations	(1.48)	2.62	(0.05)	(0.09)	(0.21)
Less distributions
From net investment income	(0.15)	(0.17)	(0.15)	—	(0.11)
From net realized gain	(0.24)	—	—	—	(0.62)
Total distributions	(0.39)	(0.17)	(0.15)	—	(0.73)
Net asset value, end of period	$12.45	$14.32	$11.87	$12.07	$12.16
Total return (%)[5]	(10.65)	22.45	(0.45)	(0.74) [6]	(1.43) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$303	$357	$201	$36	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.05	1.21	1.35 [7]	1.49 [7]
Expenses including reductions	0.98	1.03	1.08	1.07 [7]	1.08 [7]
Net investment income	1.75	1.38	2.13 [4]	1.00 [7]	1.64 [7]
Portfolio turnover (%)	95	84 [8]	63	14	91 [9]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class I shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	21

CLASS R2 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$14.29	$11.85	$12.05	$12.14	$13.10
Net investment income[3]	0.20	0.12	0.30 [4]	0.01	0.16
Net realized and unrealized gain (loss) on investments	(1.73)	2.45	(0.40)	(0.10)	(0.40)
Total from investment operations	(1.53)	2.57	(0.10)	(0.09)	(0.24)
Less distributions
From net investment income	(0.10)	(0.13)	(0.10)	—	(0.10)
From net realized gain	(0.24)	—	—	—	(0.62)
Total distributions	(0.34)	(0.13)	(0.10)	—	(0.72)
Net asset value, end of period	$12.42	$14.29	$11.85	$12.05	$12.14
Total return (%)[5]	(11.01)	21.92	(0.87)	(0.74) [6]	(1.68) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$18	$8	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.43	1.61	1.61 [8]	4.32 [8]
Expenses including reductions	1.39	1.42	1.61	1.30 [8]	1.31 [8]
Net investment income	1.39	0.94	2.57 [4]	0.73 [8]	1.33 [8]
Portfolio turnover (%)	95	84 [9]	63	14	91 [10]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class R2 shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Excludes merger activity.
[10]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
22	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$14.30	$11.86	$12.06	$12.15	$13.10
Net investment income[3]	0.20	0.16	0.33 [4]	0.02	0.14
Net realized and unrealized gain (loss) on investments	(1.69)	2.45	(0.40)	(0.11)	(0.36)
Total from investment operations	(1.49)	2.61	(0.07)	(0.09)	(0.22)
Less distributions
From net investment income	(0.13)	(0.17)	(0.13)	—	(0.11)
From net realized gain	(0.24)	—	—	—	(0.62)
Total distributions	(0.37)	(0.17)	(0.13)	—	(0.73)
Net asset value, end of period	$12.44	$14.30	$11.86	$12.06	$12.15
Total return (%)[5]	(10.70)	22.30	(0.57)	(0.74) [6]	(1.53) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [7]	$— [7]	$— [7]	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.26	1.37	1.51 [8]	5.28 [8]
Expenses including reductions	1.13	1.14	1.37	1.51 [8]	1.17 [8]
Net investment income	1.42	1.22	2.84 [4]	0.97 [8]	1.20 [8]
Portfolio turnover (%)	95	84 [9]	63	14	91 [10]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class R4 shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Excludes merger activity.
[10]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	23

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]	8-31-14 [3]
Per share operating performance
Net asset value, beginning of period	$14.32	$11.87	$12.08	$12.16	$13.54	$12.88
Net investment income[4]	0.26	0.18	0.34 [5]	0.02	0.27	0.27
Net realized and unrealized gain (loss) on investments	(1.71)	2.46	(0.39)	(0.10)	(0.91)	1.98
Total from investment operations	(1.45)	2.64	(0.05)	(0.08)	(0.64)	2.25
Less distributions
From net investment income	(0.17)	(0.19)	(0.16)	—	(0.12)	(0.20)
From net realized gain	(0.24)	—	—	—	(0.62)	(1.39)
Total distributions	(0.41)	(0.19)	(0.16)	—	(0.74)	(1.59)
Net asset value, end of period	$12.46	$14.32	$11.87	$12.08	$12.16	$13.54
Total return (%)[6]	(10.50)	22.59	(0.41)	(0.66) [7]	(4.56)	18.18
Ratios and supplemental data
Net assets, end of period (in millions)	$219	$140	$46	$74	$73	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.95	1.12	1.24 [8]	1.38	2.84
Expenses including reductions	0.88	0.92	0.95	0.95 [8]	0.95	0.98
Net investment income	1.90	1.41	2.92 [5]	1.15 [8]	2.12	1.99
Portfolio turnover (%)	95	84 [9]	63	14	91	67

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6.
[3]	Audited by previous independent registered public accounting firm.
[4]	Based on average daily shares outstanding.
[5]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Excludes merger activity.
24	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$14.32	$11.87	$12.07	$12.16	$12.98
Net investment income[3]	0.23	0.17	0.34 [4]	0.02	0.11
Net realized and unrealized gain (loss) on investments	(1.69)	2.47	(0.38)	(0.11)	(0.93)
Total from investment operations	(1.46)	2.64	(0.04)	(0.09)	(0.82)
Less distributions
From net investment income	(0.16)	(0.19)	(0.16)	—	—
From net realized gain	(0.24)	—	—	—	—
Total distributions	(0.40)	(0.19)	(0.16)	—	—
Net asset value, end of period	$12.46	$14.32	$11.87	$12.07	$12.16
Total return (%)[5]	(10.43)	22.50	(0.33)	(0.74) [6]	(6.32) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$794	$327	$91	$92	$91
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.94	1.10	1.22 [7]	1.35 [7]
Expenses including reductions	0.88	0.92	0.95	0.95 [7]	0.95 [7]
Net investment income	1.71	1.34	2.90 [4]	1.15 [7]	2.29 [7]
Portfolio turnover (%)	95	84 [8]	63	14	91 [9]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class NAV shares is 4-13-15.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	25

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       26

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$18,260,608	—	$18,260,608	—
Belgium	10,594,924	—	10,594,924	—
Bermuda	41,160,728	$41,160,728	—	—
Canada	29,665,934	29,665,934	—	—
Denmark	21,752,766	—	21,752,766	—
France	173,721,511	—	173,721,511	—
Germany	72,784,212	—	72,784,212	—
Hong Kong	35,705,292	6,775,960	28,929,332	—
Hungary	9,275,407	—	9,275,407	—
Ireland	35,109,667	—	35,109,667	—
Isle of Man	12,302,524	—	12,302,524	—
Japan	351,823,423	—	351,823,423	—
Luxembourg	7,727,823	7,727,823	—	—
Malta	3	—	—	$3
Mexico	9,675,399	9,675,399	—	—
Netherlands	53,438,010	—	53,438,010	—
Norway	18,828,262	—	18,828,262	—
South Korea	29,146,426	6,682,340	22,464,086	—
Switzerland	165,154,025	—	165,154,025	—
United Kingdom	225,816,086	40,512,797	185,303,289	—
United States	46,388,007	46,388,007	—	—
Preferred securities	18,648,660	—	18,648,660	—
Short-term investments	68,915,823	68,915,823	—	—
Total investments in securities	$1,455,895,520	$257,504,811	$1,198,390,706	$3

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2018, there were no securities on loan.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $1,953.

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2018 the fund has a short-term capital loss carryforward of $132,784,073 and a long-term capital loss carryforward of $123,536,984 available to offset future net realized capital gains. These carryforwards do not expire.

The utilization of the loss carryforwards, which were acquired in a merger, are limited to $2,610,689 each fiscal year due to IRC Section 382 Limitation. Any unused portion of this limitation will carryforward to the following fiscal year.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$10,484,343	$8,253,126
Long-term capital gains	$16,429,596	—
Total	$26,913,939	$8,253,126

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $18,658,922 of undistributed ordinary income and $37,874,409 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, expiration of capital loss carryforwards, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       29

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.825% of the first $500 million of the fund's aggregate net assets (b) 0.800% of the next $1 billion of the fund's aggregate net assets (c) 0.775% of the next $1 billion of the fund's aggregate net assets (d) 0.750% of the next $500 million of the fund's aggregate net assets and (e) 0.725% of the aggregate net assets in excess of $3 billion. Prior to October 1, 2018 the fund had an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.825% of the first $500 million of the fund's aggregate net assets. (b) 0.800% of the next $1 billion of the fund's aggregate net assets and (c) 0.775% of the fund's aggregate net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average net assets excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This expense limitation expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class's average net assets. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. This waiver expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$31,785	Class R4	$47
Class C	4,024	Class R6	65,270
Class I	142,955	Class NAV	77,781
Class R2	4,163	Total	$326,025

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees incurred for the year ended October 31, 2018, including the impact of the waivers and reimbursements as described above, were equivalent to a net annual effective rate of 0.78% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $202 for Class R4 shares for the year ended October 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $373,647 for the year ended October 31, 2018. Of this amount, $63,643 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $304,608 was paid as sales commissions to broker-dealers and $5,396 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $7,474 and $2,377 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$403,408	$144,924
Class C	171,044	18,419
Class I	—	434,757
Class R2	85,804	2,126
Class R4	677	25
Class R6	—	23,253
Total	$660,933	$623,504

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$10,698,314	1	1.480%	$440

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,000,940	$41,741,042	1,439,350	$18,448,225
Issued in reorganization (Note 9)	—	—	8,821,998	102,236,368
Distributions reinvested	221,496	3,103,155	131,787	1,533,998
Repurchased	(2,280,735)	(31,597,329)	(4,363,564)	(54,146,597)
Net increase	941,701	$13,246,868	6,029,571	$68,071,994
Class C shares
Sold	299,357	$4,228,071	351,965	$4,437,753
Issued in reorganization (Note 9)	—	—	726,082	8,372,961
Distributions reinvested	21,895	306,967	6,432	74,932
Repurchased	(444,500)	(6,234,870)	(426,521)	(5,400,443)
Net increase (decrease)	(123,248)	$(1,699,832)	657,958	$7,485,203
Class I shares
Sold	7,927,849	$111,900,280	14,631,946	$185,549,962
Issued in reorganization (Note 9)	—	—	3,057,479	35,531,569
Distributions reinvested	700,142	9,808,991	298,142	3,470,382
Repurchased	(9,176,632)	(125,344,061)	(9,998,106)	(132,557,154)
Net increase (decrease)	(548,641)	$(3,634,790)	7,989,461	$91,994,759

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		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	431,387	$6,084,914	572,918	$7,445,875
Issued in reorganization (Note 9)	—	—	144,921	1,681,431
Distributions reinvested	28,427	399,122	7,867	91,734
Repurchased	(1,500,820)	(20,305,765)	(121,391)	(1,543,825)
Net increase (decrease)	(1,041,006)	$(13,821,729)	604,315	$7,675,215
Class R4 shares
Sold	14,401	$201,237	3,893	$50,009
Issued in reorganization (Note 9)	—	—	8,183	95,074
Distributions reinvested	422	5,917	135	1,578
Repurchased	(19,109)	(269,958)	(1,171)	(14,469)
Net increase (decrease)	(4,286)	$(62,804)	11,040	$132,192
Class R6 shares
Sold	10,908,926	$151,969,737	5,117,099	$70,412,199
Issued in reorganization (Note 9)	—	—	1,858,693	21,607,859
Distributions reinvested	294,756	4,129,528	91,036	1,058,751
Repurchased	(3,452,633)	(47,943,932)	(1,121,499)	(14,265,601)
Net increase	7,751,049	$108,155,333	5,945,329	$78,813,208
Class NAV shares
Sold	42,411,981	$545,565,815	17,143,339	$226,126,444
Distributions reinvested	646,593	9,052,299	159,964	1,860,385
Repurchased	(2,145,216)	(30,350,375)	(2,158,316)	(28,771,043)
Net increase	40,913,358	$524,267,739	15,144,987	$199,215,786
Total net increase	47,888,927	$626,450,785	36,382,661	$453,388,357

Affiliates of the fund owned 100% and 11% of shares of Class NAV and Class R6, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments in kind activity, merger activity, amounted to $1,576,918,090 and $975,731,550, respectively, for the year ended October 31, 2018.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 47.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	17.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	11.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.7%

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Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	2,684,342	35,167,485	(37,851,827)	—	—	—	($13,489)	$732	—
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 9 — Reorganization

On October 19, 2016, the shareholders of John Hancock Funds III International Core Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the John Hancock Disciplined Value International Fund (the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with funds with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 4, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net asset value of the Acquired Fund	Depreciation of the Acquired Fund's investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
Disciplined Value International Fund	International Core Fund	$169,525,262	($5,512,994)	6,309,456	14,617,355	$398,438,749	$567,964,011

See Note 5 for capital shares issued in connection with the above referenced reorganizations.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Disciplined Value International Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers or transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $27,585,839. The fund intends to pass through foreign tax credits of $2,334,143.

The fund paid $21,347,275 in long-term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       36

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one- and three-year periods and to the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

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The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       46

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647892	455A 10/18 12/18

John Hancock

Value Equity Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation over the long term.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

Class A shares (without sales charge)
Russell 1000 Value Index
Morningstar large value fund category average
–0.49
3.03
3.34
7.37
8.88
8.69
5.92
6.67
1 year
3 year
Since inception (6/26/14)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rallied, market volatility increased

An improving U.S. economy and robust corporate profit growth contributed to a solid gain for the U.S. stock market, but trade tensions and rising interest rates led to elevated levels of market volatility.

Value stocks underperformed

Value stocks, as measured by the fund's benchmark, the Russell 1000 Value Index,, lagged the broader stock market as a narrow group of stocks in growth-oriented sectors drove the market's overall advance, benefiting the Russell 1000 Growth Index.

Stock selection detracted from relative results

Security selection, most notably in the information technology and industrials sectors, was the primary factor behind the fund's underperformance of its benchmark.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC

Mark Giambrone
Portfolio Manager
Barrow, Hanley, Mewhinney &Strauss

Can you describe the U.S. equity market environment during the 12 months ended October 31, 2018?

The broad U.S. stock market advanced for the period as the S&P 500 Index returned 7.35%. Signs of robust U.S. economic growth and stronger-than-expected corporate earnings fueled the equity market's advance. Slowing economic activity in other regions of the world also made U.S. stocks more attractive to investors.

The equity market rally occurred despite some headwinds that contributed to heightened market volatility. The improving domestic economy led the U.S. Federal Reserve to raise interest rates four times during the period, driving short-term rates to their highest level in over a decade. Escalating trade tensions between the United States and China, as well as geopolitical developments in Iran and Turkey, were also factors behind the elevated market volatility.

How did value stocks perform in this environment?

The fund's benchmark, the Russell 1000 Value Index, returned 3.03%. The underperformance of value stocks resulted primarily from an increasingly narrow group of growth-oriented stocks that drove the overall market's advance. Only three sectors outperformed the broader market during the period—the growth-dominated information technology and consumer discretionary sectors, and the healthcare sector. Meanwhile, value-oriented sectors, such as financials and energy, lagged the broader equity market.

How would you characterize the fund's performance for the reporting period?

The fund underperformed its benchmark as our fundamental, defensive investment approach—with an emphasis on undervalued stocks with meaningful dividend support—was not rewarded over the period. Although sector allocation was a modest drag on performance versus the index, individual stock selection was the primary factor behind the fund's underperformance of its benchmark.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       4

What individual holdings detracted the most from fund performance versus the index?

Stock selection in the information technology and industrials sectors had the biggest adverse effect on relative performance. The most significant detractors in the information technology sector included British software maker Micro Focus International PLC and semiconductor manufacturer Microchip Technology, Inc. Early in the reporting period, Micro Focus struggled to integrate an acquisition, which led to declining revenues and weaker-than-anticipated earnings. The unexpected departure of the company's CEO also weighed on shares. This combination of factors led us to eliminate the stock from the portfolio.

In contrast, the fund continues to hold Microchip Technology, which makes microcontrollers for a variety of end users in industrial, consumer, and technology markets. Some mixed earnings results and an uncertain outlook related to trade tariffs put downward pressure on the stock, as did delays in the integration of a key acquisition. However, we believe the acquisition will be a good long-term strategic fit that will drive market share gains and improving earnings for the company down the road.

In the industrials sector, roofing and insulation maker Owens Corning and tool manufacturer Stanley Black & Decker, Inc. detracted the most. Owens Corning faced a series of headwinds, from rising interest rates to higher raw materials costs to sentiment around a weaker housing market. Nonetheless, we believe the company is well positioned to weather the current market challenges, and the stock remains attractively valued. Trade tariff concerns weighed on Stanley Black & Decker, along with a stronger U.S. dollar and rising input costs. We see these as temporary issues, and the company has made some beneficial acquisitions, including the Craftsman brand, that should help drive improved performance over the long term.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Anthem, Inc.	2.4
JPMorgan Chase & Co.	2.1
ConocoPhillips	2.1
Dollar General Corp.	2.1
Lowe's Companies, Inc.	1.9
Comcast Corp., Class A	1.9
American Express Company	1.8
Hess Corp.	1.8
Pfizer, Inc.	1.8
SLM Corp.	1.8
TOTAL	19.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       5

Shifting gears, what holdings contributed positively to performance?

Stock selection in the healthcare and consumer discretionary sectors added the most value for the period. Managed care providers Anthem, Inc. and UnitedHealth Group, Inc. contributed the most in the healthcare sector. Both companies benefited from improving price and cost trends. Corporate tax reform and regulatory relief also provided a tailwind for performance in both cases. We believe both stocks continue to have compelling valuations along with solid management teams and potential for continued growth.

In the consumer discretionary sector, the leading contributor was discount retailer Dollar General Corp. In 2017, the company was pressured by cuts to supplemental nutrition assistance benefits in key states, food price deflation, and lower prices in selected stores. However, business has rebounded strongly in 2018 as Dollar General delivered solid same-store sales growth. Despite a business that benefits from important competitive advantages, has substantial room for store expansion, and offers downside protection in a slower economic climate, Dollar General still trades at a discount to the broader market.

Another meaningful contributor was media and entertainment company Twenty-First Century Fox, Inc., which rallied sharply after a bidding war resulted in an agreement for the company to be acquired by The Walt Disney Company (not held by the fund). In the wake of the takeover agreement, we eliminated the stock from the fund.

What other changes did you make to the portfolio during the reporting period?

The market's rally led us to sell a number of fund holdings that reached our estimate of fair value. Examples included consumer electronics maker Apple, Inc., theme park operator SeaWorld Entertainment, Inc., chemicals company Celanese Corp., and financial services provider Bank of America Corp. We also eliminated a few stocks where our investment thesis was no longer valid, such as home products maker Newell Brands, Inc., and industrial minerals producer Covia Holdings Corp. (formerly Fairmount Santrol Holdings, Inc.).

We initiated positions in electric utilities Dominion Energy, Inc. and Exelon Corp. and real estate

COUNTRY COMPOSITION AS OF 10/31/18 (%)

United States	88.7
United Kingdom	6.8
Ireland	1.6
Canada	1.3
France	1.0
Other countries	0.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       6

investment trust MGM Growth Properties LLC. We have generally avoided stocks in the utilities and real estate sectors over the past several years given their lofty valuations and lower earnings growth. However, the underperformance of these sectors following their peak in mid-2016 has created attractive valuations among selected stocks. Other notable new positions included auto parts retailers O'Reilly Automotive, Inc. and Advance Auto Parts, Inc., semiconductor manufacturer Broadcom Ltd., and industrial gas producer Praxair, Inc. (now Linde PLC after a recent merger).

How was the fund positioned at the end of the reporting period?

The fund's sector weightings are a function of our value-oriented individual stock selection process, so they can vary significantly from those of the benchmark index. As of the end of the reporting period, the fund's largest overweight positions compared with the index included the consumer discretionary, energy, and industrials sectors, while its largest underweight positions were in the communication services and real estate sectors.

The U.S. economy is nearing the longest expansionary period in its history, which helped boost investor confidence and drove the major stock indexes to record highs. Along the way, the narrow subset of growth stocks that drove the extended bull market reached extreme valuation levels relative to the rest of the market.

Growth investing often benefits from slow economic growth and low interest rates—prominent features of the investment landscape over the past nine years. Conversely, value stocks typically benefit from a stronger economy, which has been accelerating recently. Additionally, value stocks tend to outperform growth in rising interest-rate environments. Given the marked underperformance of growth stocks during a sharp market decline late in the reporting period, we may be nearing the end of the current growth cycle.

MANAGED BY

Mark Giambrone On the fund since inception Investing since 1992
Michael Nayfa, CFA On the fund since inception Investing since 2002
Terry Pelzel, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-5.48	4.67	21.99
Class C	-2.11	5.19	24.63
Class I2	-0.19	6.24	30.11
Class R6[2]	-0.10	6.42	31.09
Class NAV[2]	-0.09	6.42	31.08
Index†	3.03	6.67	32.43

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.26	1.96	0.95	0.86	0.85
Net (%)	1.11	1.81	0.80	0.71	0.70

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-26-14	12,463	12,463	13,243
Class I2	6-26-14	13,011	13,011	13,243
Class R6[2]	6-26-14	13,109	13,109	13,243
Class NAV[2]	6-26-14	13,108	13,108	13,243

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-26-14.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK VALUE EQUITY FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 985.00	$5.55	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Class C	Actual expenses/actual returns	1,000.00	982.40	9.04	1.81%
	Hypothetical example	1,000.00	1,016.10	9.20	1.81%
Class I	Actual expenses/actual returns	1,000.00	986.70	4.16	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Class R6	Actual expenses/actual returns	1,000.00	987.50	3.56	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class NAV	Actual expenses/actual returns	1,000.00	987.50	3.51	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK VALUE EQUITY FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 100.0%		$550,471,486
(Cost $491,976,933)
Communication services 1.9%		10,325,604
Media 1.9%
Comcast Corp., Class A	270,729	10,325,604
Consumer discretionary 11.3%		62,059,300
Hotels, restaurants and leisure 2.9%
Norwegian Cruise Line Holdings, Ltd. (A)	168,218	7,413,367
Royal Caribbean Cruises, Ltd.	80,219	8,401,336
Household durables 0.9%
Lennar Corp., A Shares	112,363	4,829,362
Multiline retail 2.1%
Dollar General Corp.	103,086	11,481,719
Specialty retail 4.6%
Advance Auto Parts, Inc.	51,138	8,169,807
Lowe's Companies, Inc.	110,436	10,515,716
O'Reilly Automotive, Inc. (A)	21,606	6,930,125
Textiles, apparel and luxury goods 0.8%
Hanesbrands, Inc. (B)	251,624	4,317,868
Consumer staples 4.2%		23,273,384
Beverages 1.9%
Coca-Cola European Partners PLC	233,347	10,614,955
Tobacco 2.3%
Altria Group, Inc.	92,967	6,046,574
Philip Morris International, Inc.	75,075	6,611,855
Energy 14.1%		77,553,780
Oil, gas and consumable fuels 14.1%
BP PLC, ADR	211,300	9,164,081
Chevron Corp.	72,431	8,086,921
ConocoPhillips	166,911	11,667,079
Hess Corp.	174,358	10,008,149
Kosmos Energy, Ltd. (A)	773,484	5,019,911
Occidental Petroleum Corp.	101,365	6,798,551
Parsley Energy, Inc., Class A (A)	241,054	5,645,485
Phillips 66	83,552	8,590,817
Valero Energy Corp.	61,174	5,572,340
Vermilion Energy, Inc. (B)	263,571	7,000,446
Financials 21.3%		117,149,581
Banks 5.6%
JPMorgan Chase & Co.	108,055	11,780,156
12	JOHN HANCOCK VALUE EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
KeyCorp	280,346	$5,091,083
U.S. Bancorp	108,958	5,695,235
Wells Fargo & Company	155,404	8,272,155
Capital markets 4.2%
E*TRADE Financial Corp.	146,389	7,234,544
State Street Corp.	106,384	7,313,900
The Bank of New York Mellon Corp.	174,797	8,273,142
Consumer finance 4.5%
American Express Company	98,735	10,143,047
Navient Corp.	400,452	4,637,234
SLM Corp. (A)	976,616	9,902,886
Diversified financial services 2.9%
Berkshire Hathaway, Inc., Class B (A)	45,451	9,330,181
Jefferies Financial Group, Inc.	311,897	6,696,429
Insurance 3.2%
American International Group, Inc.	104,370	4,309,437
Fidelity National Financial, Inc.	143,509	4,800,376
Willis Towers Watson PLC	59,344	8,495,685
Thrifts and mortgage finance 0.9%
New York Community Bancorp, Inc.	540,093	5,174,091
Health care 16.6%		91,654,744
Health care equipment and supplies 1.6%
Medtronic PLC	98,687	8,864,066
Health care providers and services 10.6%
Anthem, Inc.	48,739	13,431,006
Cardinal Health, Inc.	93,126	4,712,176
Cigna Corp.	42,588	9,105,740
CVS Health Corp.	134,775	9,756,362
Express Scripts Holding Company (A)	90,418	8,767,833
UnitedHealth Group, Inc.	48,401	12,649,601
Pharmaceuticals 4.4%
Merck & Company, Inc.	71,287	5,247,436
Pfizer, Inc.	232,090	9,993,795
Sanofi, ADR	126,257	5,646,213
Teva Pharmaceutical Industries, Ltd., ADR	174,200	3,480,516
Industrials 11.2%		61,409,631
Aerospace and defense 3.3%
Spirit AeroSystems Holdings, Inc., Class A	112,718	9,469,439
United Technologies Corp.	69,637	8,649,612
Building products 2.1%
Johnson Controls International PLC	187,347	5,989,484
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK VALUE EQUITY FUND	13

	Shares	Value
Industrials (continued)
Building products (continued)
Owens Corning	111,595	$5,275,096
Industrial conglomerates 1.2%
General Electric Company	622,549	6,287,745
Machinery 2.5%
Stanley Black & Decker, Inc.	65,899	7,678,551
Wabtec Corp.	75,339	6,179,305
Professional services 1.0%
Nielsen Holdings PLC	220,322	5,723,966
Road and rail 1.1%
AMERCO	18,857	6,156,433
Information technology 9.7%		53,427,826
Semiconductors and semiconductor equipment 5.7%
Broadcom, Inc.	35,386	7,908,417
Microchip Technology, Inc. (B)	88,669	5,832,647
QUALCOMM, Inc.	115,645	7,272,914
Texas Instruments, Inc.	78,814	7,316,304
Versum Materials, Inc.	101,830	3,213,755
Software 3.2%
Microsoft Corp.	83,190	8,885,524
Oracle Corp.	174,937	8,543,923
Technology hardware, storage and peripherals 0.8%
Hewlett Packard Enterprise Company	292,088	4,454,342
Materials 5.5%		30,173,947
Chemicals 5.5%
Air Products & Chemicals, Inc.	56,379	8,702,099
DowDuPont, Inc.	131,457	7,088,161
Linde PLC	55,832	9,238,521
LyondellBasell Industries NV, Class A	57,636	5,145,166
Real estate 1.0%		5,657,519
Equity real estate investment trusts 1.0%
MGM Growth Properties LLC, Class A	199,983	5,657,519
Utilities 3.2%		17,786,170
Electric utilities 1.5%
Exelon Corp.	192,153	8,418,223
Multi-utilities 1.7%
Dominion Energy, Inc.	131,167	9,367,947

	Yield (%)	Shares	Value
Securities lending collateral 1.9%			$10,321,606
(Cost $10,321,609)
John Hancock Collateral Trust (C)	2.2770(D)	1,031,820	10,321,606
14	JOHN HANCOCK VALUE EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 1.5%			$8,516,484
(Cost $8,516,484)
Money market funds 1.5%			8,516,484
State Street Institutional Treasury Money Market Fund, Premier Class	2.0896(D)	8,516,484	8,516,484

Total investments (Cost $510,815,026) 103.4%	$569,309,576
Other assets and liabilities, net (3.4%)	(18,949,547)
Total net assets 100.0%	$550,360,029

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $511,090,664. Net unrealized appreciation aggregated to $58,218,912, of which $95,935,785 related to gross unrealized appreciation and $37,716,873 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK VALUE EQUITY FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $500,493,417) including $10,117,247 of securities loaned	$558,987,970
Affiliated investments, at value (Cost $10,321,609)	10,321,606
Total investments, at value (Cost $510,815,026)	569,309,576
Dividends and interest receivable	482,627
Receivable for investments sold	3,761,378
Receivable for securities lending income	1,518
Receivable from affiliates	2,245
Other assets	52,794
Total assets	573,610,138
Liabilities
Due to custodian	1,245,521
Payable for investments purchased	10,416,280
Payable for fund shares repurchased	1,097,208
Payable upon return of securities loaned	10,328,979
Payable to affiliates
Accounting and legal services fees	62,717
Transfer agent fees	754
Trustees' fees	398
Other liabilities and accrued expenses	98,252
Total liabilities	23,250,109
Net assets	$550,360,029
Net assets consist of
Paid-in capital	$452,523,893
Accumulated distributable earnings (accumulated loss)	97,836,136
Net assets	$550,360,029

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,269,982 ÷ 446,487 shares)[1]	$11.80
Class C ($486,692 ÷ 41,525 shares)[1]	$11.72
Class I ($1,831,114 ÷ 154,803 shares)	$11.83
Class R6 ($477,064 ÷ 40,256 shares)	$11.85
Class NAV ($542,295,177 ÷ 45,750,377 shares)	$11.85
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.42

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Value Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$12,708,452
Interest	163,448
Securities lending	97,206
Less foreign taxes withheld	(106,809)
Total investment income	12,862,297
Expenses
Investment management fees	4,810,707
Distribution and service fees	19,015
Accounting and legal services fees	129,625
Transfer agent fees	7,568
Trustees' fees	10,106
Custodian fees	82,676
State registration fees	63,390
Printing and postage	27,507
Professional fees	56,854
Other	36,339
Total expenses	5,243,787
Less expense reductions	(912,963)
Net expenses	4,330,824
Net investment income	8,531,473
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	33,183,278
Affiliated investments	(5,192)
33,178,086
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(36,936,972)
Affiliated investments	145
(36,936,827)
Net realized and unrealized loss	(3,758,741)
Increase in net assets from operations	$4,772,732

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Value Equity Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$8,531,473	$8,989,500
Net realized gain	33,178,086	31,910,153
Change in net unrealized appreciation (depreciation)	(36,936,827)	80,334,433
Increase in net assets resulting from operations	4,772,732	121,234,086
Distributions to shareholders
From net investment income and net realized gain
Class A	(197,051)	—
Class C	(28,457)	—
Class I	(87,377)	—
Class R6	(21,400)	—
Class NAV	(34,298,379)	—
From net investment income
Class A	—	(15,206)
Class C	—	(1,003)
Class I	—	(14,729)
Class R6	—	(1,560)
Class NAV	—	(8,636,767)
Total distributions	(34,632,664)	(8,669,265)
From fund share transactions	(43,546,007)	108,468,709
Total increase (decrease)	(73,405,939)	221,033,530
Net assets
Beginning of year	623,765,968	402,732,438
End of year[1]	$550,360,029	$623,765,968

[1]	Net assets - End of year includes undistributed net investment income of $6,898,872 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK Value Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.50	$10.27	$10.33	$10.04	$10.00
Net investment income[2]	0.12	0.12	0.16	0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.15)	2.22	(0.05)	0.26	0.02
Total from investment operations	(0.03)	2.34	0.11	0.34	0.04
Less distributions
From net investment income	(0.14)	(0.11)	(0.10)	(0.05)	—
From net realized gain	(0.53)	—	(0.07)	—	—
Total distributions	(0.67)	(0.11)	(0.17)	(0.05)	—
Net asset value, end of period	$11.80	$12.50	$10.27	$10.33	$10.04
Total return (%)[3,4]	(0.49)	22.95	1.17	3.36	0.40 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$4	$1	$1	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.26	1.30	2.86	12.48 [7]
Expenses including reductions	1.11	1.12	1.17	1.42	1.45 [7]
Net investment income	0.98	0.99	1.64	0.78	0.54 [7]
Portfolio turnover (%)	32	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Value Equity Fund	19

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.42	$10.21	$10.27	$10.01	$10.00
Net investment income[2]	0.03	0.04	0.09	0.01	— [3]
Net realized and unrealized gain (loss) on investments	(0.15)	2.21	(0.05)	0.26	0.01
Total from investment operations	(0.12)	2.25	0.04	0.27	0.01
Less distributions
From net investment income	(0.05)	(0.04)	(0.03)	(0.01)	—
From net realized gain	(0.53)	—	(0.07)	—	—
Total distributions	(0.58)	(0.04)	(0.10)	(0.01)	—
Net asset value, end of period	$11.72	$12.42	$10.21	$10.27	$10.01
Total return (%)[4,5]	(1.17)	22.12	0.45	2.70	0.10 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [7]	$1	$— [7]	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.96	1.96	2.00	5.43	18.19 [8]
Expenses including reductions	1.81	1.82	1.88	2.12	2.15 [8]
Net investment income (loss)	0.27	0.31	0.92	0.09	(0.03) [8]
Portfolio turnover (%)	32	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
20	JOHN HANCOCK Value Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.53	$10.29	$10.36	$10.04	$10.00
Net investment income[2]	0.16	0.16	0.22	0.11	0.03
Net realized and unrealized gain (loss) on investments	(0.16)	2.23	(0.09)	0.27	0.01
Total from investment operations	—	2.39	0.13	0.38	0.04
Less distributions
From net investment income	(0.17)	(0.15)	(0.13)	(0.06)	—
From net realized gain	(0.53)	—	(0.07)	—	—
Total distributions	(0.70)	(0.15)	(0.20)	(0.06)	—
Net asset value, end of period	$11.83	$12.53	$10.29	$10.36	$10.04
Total return (%)[3]	(0.19)	23.36	1.38	3.82	0.40 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.95	0.99	6.77	18.75 [6]
Expenses including reductions	0.82	0.81	0.84	1.13	1.15 [6]
Net investment income	1.27	1.37	2.18	1.08	0.98 [6]
Portfolio turnover (%)	32	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Value Equity Fund	21

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.55	$10.31	$10.38	$10.05	$10.00
Net investment income[2]	0.17	0.16	0.20	0.14	0.04
Net realized and unrealized gain (loss) on investments	(0.16)	2.24	(0.04)	0.27	0.01
Total from investment operations	0.01	2.40	0.16	0.41	0.05
Less distributions
From net investment income	(0.18)	(0.16)	(0.16)	(0.08)	—
From net realized gain	(0.53)	—	(0.07)	—	—
Total distributions	(0.71)	(0.16)	(0.23)	(0.08)	—
Net asset value, end of period	$11.85	$12.55	$10.31	$10.38	$10.05
Total return (%)[3]	(0.10)	23.43	1.64	4.08	0.50 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.86	0.90	7.69	18.64 [6]
Expenses including reductions	0.71	0.71	0.75	0.84	0.85 [6]
Net investment income	1.37	1.34	2.05	1.39	1.27 [6]
Portfolio turnover (%)	32	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
22	JOHN HANCOCK Value Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$12.55	$10.31	$10.38	$10.05	$10.00
Net investment income[2]	0.17	0.17	0.20	0.14	0.04
Net realized and unrealized gain (loss) on investments	(0.16)	2.23	(0.04)	0.26	0.01
Total from investment operations	0.01	2.40	0.16	0.40	0.05
Less distributions
From net investment income	(0.18)	(0.16)	(0.16)	(0.07)	—
From net realized gain	(0.53)	—	(0.07)	—	—
Total distributions	(0.71)	(0.16)	(0.23)	(0.07)	—
Net asset value, end of period	$11.85	$12.55	$10.31	$10.38	$10.05
Total return (%)[3]	(0.09)	23.43	1.64	4.06	0.50 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$542	$618	$401	$403	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.85	0.88	0.88	0.86 [5]
Expenses including reductions	0.70	0.70	0.75	0.84	0.86 [5]
Net investment income	1.39	1.46	2.05	1.39	1.28 [5]
Portfolio turnover (%)	32	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Value Equity Fund	23

Notes to financial statements

Note 1 — Organization

John Hancock Value Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation over the long term.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       24

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2018, the fund loaned common stocks valued at $10,117,247 and received $10,328,979 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $2,902.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$12,043,209	$8,669,265
Long-term capital gains	$22,589,455	—
Total	$34,632,664	$8,669,265

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $6,409,094 of undistributed ordinary income and $33,208,222 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.850% of the first $200 million of the fund's average daily net assets; (b) 0.750% of the next $800 million of the fund's average daily net assets; and (c) 0.650% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.66% of the fund's average daily net assets. The Advisor has also contractually agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which other expenses of the fund exceed 0.04%. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Each of the agreements expires on February 28, 2019, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,685	Class R6	$729
Class C	840	Class NAV	902,084
Class I	2,625	Total	$912,963

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.63% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was

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incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,980 for the year ended October 31, 2018. Of this amount, $558 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,277 was paid as sales commissions to broker-dealers and $145 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $106 for Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$13,367	$4,813
Class C	5,648	609
Class I	—	2,086
Class R6	—	60
Total	$19,015	$7,568

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund(s), along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period

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end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$4,054,210	4	1.480%	$667

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	221,876	$2,772,955	272,255	$3,165,191
Distributions reinvested	16,086	197,052	1,361	15,206
Repurchased	(88,079)	(1,098,032)	(62,154)	(723,892)
Net increase	149,883	$1,871,975	211,462	$2,456,505
Class C shares
Sold	23,479	$293,722	29,052	$333,859
Distributions reinvested	2,326	28,467	90	1,003
Repurchased	(29,778)	(365,025)	(7,154)	(81,777)
Net increase (decrease)	(3,973)	$(42,836)	21,988	$253,085
Class I shares
Sold	40,021	$497,163	83,820	$974,855
Distributions reinvested	7,139	87,376	1,189	13,269
Repurchased	(9,592)	(120,472)	(58,832)	(715,810)
Net increase	37,568	$464,067	26,177	$272,314
Class R6 shares
Sold	19,909	$248,061	27,037	$338,584
Distributions reinvested	1,522	18,650	—	—
Repurchased	(16,753)	(212,083)	(1,459)	(18,316)
Net increase	4,678	$54,628	25,578	$320,268
Class NAV shares
Sold	2,141,018	$25,955,021	18,040,855	$196,399,896
Distributions reinvested	2,797,584	34,298,379	773,211	8,636,767
Repurchased	(8,398,621)	(106,147,241)	(8,462,577)	(99,870,126)
Net increase (decrease)	(3,460,019)	$(45,893,841)	10,351,489	$105,166,537
Total net increase (decrease)	(3,271,863)	$(43,546,007)	10,636,694	$108,468,709

Affiliates of the fund owned 3% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $190,623,238 and $258,247,018, respectively, for the year ended October 31, 2018.

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Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 98.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	38.1%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	27.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	15.6%

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	1,317,724	16,121,105	(16,407,009)	1,031,820	—	—	($5,192)	$145	$10,321,606
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Value Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers or transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $22,589,455 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Barrow, Hanley, Mewhinney & Strauss, LLC (the Subadvisor), for John Hancock Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

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received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of the fund's benchmark index and comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

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Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647956	454A 10/18 12/18

John Hancock

Emerging Markets Equity Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

Class A shares (without sales charge)
MSCI Emerging Markets Index
Morningstar U.S. diversified emerging markets fund category average
6.52
4.82
4.90
2.02
1.03
–12.79
–12.52
–13.34
1 year
3 year
Since inception (6/16/15)

The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Markets turned volatile

Emerging-market stocks' strong results in the opening months of the period gave way to negative performance overall as a host of global challenges weighed on the asset class.

Stock picking in selected sectors detracted from relative performance

Security selection in the information technology and energy sectors had a negative impact on performance relative to the fund's benchmark, the MSCI Emerging Markets Index.

Positive relative impact from selection in healthcare and consumer discretionary

Stock picking in the healthcare and consumer discretionary sectors aided relative performance, helping to provide some offset amid a negative overall market.

PORTFOLIO COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kathryn Langridge, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Kathryn Langridge
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment for the fund's benchmark, the MSCI Emerging Markets Index, during the 12 months ended October 31, 2018?

Performance was positive through most of the opening three months of the period, as strong earnings growth provided support for equities entering 2018. As the global economic recovery broadened, business conditions for emerging-market companies continued to improve.

However, momentum shifted abruptly entering February as global stocks fell sharply, ending a stretch of relatively low volatility that had characterized the equity market through most of 2017. A number of headwinds weighed on investor sentiment, with many originating in the United States. U.S. Treasury bond yields climbed sharply amid concerns about a potential rise in U.S. inflation and a possible acceleration of the U.S. Federal Reserve's pace of interest-rate increases. The prospect of a faster pace of rate hikes strengthened the U.S. dollar's value, creating a headwind for many emerging-market currencies and adding to economic uncertainty in those countries.

The downturn in investor sentiment was also fueled by growing trade tensions between the United States and China, which imposed import tariffs against one another while threatening to expand them to a broader range of goods. The two sides' failure to de-escalate the dispute threatened to disrupt global supply chains for a broad range of goods and weighed on global growth prospects. These concerns were acute in China, which experienced a deceleration in economic growth and instability in its currency, the yuan.

Amid this challenging backdrop, crude oil prices rose sharply through much of the spring. These price increases weighed on consumer spending as well as overall economic growth in many emerging-market economies that are dependent on imported oil.

Within the benchmark, energy was the top-performing sector for the period—and the only one to post positive performance overall. The consumer discretionary sector was the weakest performer.

Given this environment, how did you manage the fund?

In all types of market and economic conditions, our management approach remains consistent. This approach entails buying and selling stocks grounded in individual company fundamentals. We base investment decisions on our belief that well-run businesses in emerging markets can generate and

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       4

sustain superior growth and returns. Ultimately, we're searching for high-return, best-in-class companies offering the potential for sustainable quality growth at a reasonable price.

At the sector level, how did the fund perform relative to its benchmark?

While relative weight differences at the sector level are typically by-products of our bottom-up approach to managing the fund, performance was significantly hindered by security selection in the information technology and energy sectors. On the positive side, stock picking in the healthcare and consumer discretionary sectors aided relative performance, helping to provide some offset relative to the benchmark amid a negative overall market.

Which equity positions had the biggest negative impact on the fund's performance relative to the benchmark?

The position that had the largest negative impact was LandMark Optoelectronics Corp., a Taiwanese manufacturer of communication components. The escalation in trade tensions between the United States and China had a negative impact on two of the firm's Chinese industrial customers, resulting in a loss of some of LandMark's business and a decline in the value of its shares. Although we agree this challenge could hurt LandMark in the short term, we also expect the company's equipment sales to other manufacturers to ultimately fill this void.

A position in YPF SA, a state-run Argentine oil and gas exploration and production company, also had a significantly negative impact. Despite rising oil prices, an economic downturn in Argentina and a sharp decline in the value of the nation's currency weighed on shares of YPF.

Another notable detractor was a position in Focus Media Information Technology Company, Ltd., a Chinese advertising company. Shares of Focus Media were hurt by the slowdown in China's

SECTOR COMPOSITION AS OF 10/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       5

"We see China as an underowned market and a likely beneficiary of several trends, including continued growth in businesses focused on the internet, middle-class consumption, industrial restructuring, and capital market reform."
economic growth, which had a negative impact on domestic consumer sentiment and on the country's media and advertising industries.

Which positions had the biggest positive impact on the fund's relative results?

A position in Vale SA, a Brazil-based iron ore producer, had the largest positive impact. Shares of Vale rallied as the company moved to control costs and strengthen its balance sheet by selling off noncore assets and focusing on production of high-grade iron ore that has recently seen strong global demand.

Another strong contributor was Ping An Insurance Group Company of China, Ltd. Shares of Ping An, a Chinese life insurer, were lifted by the company's strong financial results and increased clarity about China's regulatory requirements for internet banking and the financial industry overall.

Other notable contributors were positions in CNOOC, Ltd., a state-run Chinese offshore oil exploration and production company, and Wuxi Biologics Cayman, Inc., a Chinese biotechnology manufacturing and services company. Shares of CNOOC responded well to continuing oil price strength, while Wuxi continued to produce strong financial results and benefit from its favorable competitive position. We sold the fund's position in Wuxi during the period, owing primarily to increased valuation resulting from a rise in the company's stock price.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Samsung Electronics Company, Ltd.	4.9
Ping An Insurance Group Company of China, Ltd., H Shares	4.4
AIA Group, Ltd.	3.9
Alibaba Group Holding, Ltd., ADR	3.5
CNOOC, Ltd.	2.8
Sberbank of Russia PJSC, ADR	2.8
Rio Tinto PLC	2.7
Itau Unibanco Holding SA	2.7
Baidu, Inc., ADR	2.6
Tencent Holdings, Ltd.	2.3
TOTAL	32.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       6

As a framework for your bottom-up approach to stock selection, how did you view opportunities broadly across emerging-market equities as of the end of the reporting period?

In terms of the fund's country positioning, we maintained a positive long-term view of China, despite the recent challenges it's faced. We see China as an underowned market and a likely beneficiary of several trends, including continued growth in businesses focused on the internet, middle-class consumption, industrial restructuring, and capital market reform. We believe the long-term growth drivers in China will make it resilient in the face of the cyclical headwinds that it will periodically encounter.

We also had a positive view of long-term prospects in Brazil, a nation that was entering a political leadership transition at the end of the period. The incoming administration of President Jair Bolsonaro has proposed structural reforms that could improve the long-term outlook for Brazil's economic growth and help realize the potential of its emerging service sector, in our view.

MANAGED BY

Kathryn Langridge On the fund since inception Investing since 1980
Philip Ehrmann On the fund since inception Investing since 1981

TOP 10 COUNTRIES AS OF 10/31/18 (%)

China	28.2
South Korea	10.5
Brazil	10.0
India	9.4
Hong Kong	8.4
Taiwan	6.9
Russia	5.7
United Kingdom	4.1
South Africa	3.3
Mexico	2.6
TOTAL	89.1
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Kathryn Langridge, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-17.12	-0.50	-1.69
Class C	-14.29	0.33	1.11
Class I2	-12.52	1.30	4.46
Class R2[2]	-12.74	1.12	3.82
Class R4[2]	-12.58	1.24	4.24
Class R6[2]	-12.52	1.39	4.77
Class NAV[2]	-12.51	1.38	4.74
Index†	-12.52	2.02	6.97

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.51	2.21	1.20	1.61	1.46	1.11	1.10
Net (%)	1.50	2.20	1.20	1.60	1.35	1.11	1.10

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-16-15	10,111	10,111	10,697
Class I2	6-16-15	10,446	10,446	10,697
Class R2[2]	6-16-15	10,382	10,382	10,697
Class R4[2]	6-16-15	10,424	10,424	10,697
Class R6[2]	6-16-15	10,477	10,477	10,697
Class NAV[2]	6-16-15	10,474	10,474	10,697

The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-16-15.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 840.80	$ 6.63	1.43%
	Hypothetical example	1,000.00	1,018.00	7.27	1.43%
Class C	Actual expenses/actual returns	1,000.00	837.50	9.82	2.12%
	Hypothetical example	1,000.00	1,014.50	10.76	2.12%
Class I	Actual expenses/actual returns	1,000.00	841.80	5.34	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Class R2	Actual expenses/actual returns	1,000.00	840.80	5.99	1.29%
	Hypothetical example	1,000.00	1,018.70	6.56	1.29%
Class R4	Actual expenses/actual returns	1,000.00	841.70	5.52	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class R6	Actual expenses/actual returns	1,000.00	841.80	4.83	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Class NAV	Actual expenses/actual returns	1,000.00	841.80	4.78	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 88.7%		$899,286,669
(Cost $892,112,686)
Argentina 1.1%		11,102,835
YPF SA, ADR (A)	740,189	11,102,835
Brazil 7.3%		74,052,312
Ambev SA, ADR	3,542,442	15,338,774
Cielo SA	1,588,900	5,635,760
Kroton Educacional SA	2,044,800	6,274,786
Lojas Renner SA	1,551,300	15,673,487
Odontoprev SA	2,970,400	10,551,844
Vale SA, ADR	1,362,759	20,577,661
China 28.2%		285,694,695
3SBio, Inc. (B)	7,703,000	11,261,520
Alibaba Group Holding, Ltd., ADR (A)	246,310	35,044,987
Baidu, Inc., ADR (A)	138,585	26,339,465
China Construction Bank Corp., H Shares	22,346,000	17,732,604
CNOOC, Ltd.	16,945,000	28,856,995
Ctrip.com International, Ltd., ADR (A)	319,961	10,648,302
Dali Foods Group Company, Ltd. (B)	21,597,000	15,440,805
Focus Media Information Technology Company Ltd., Class A	9,080,060	7,858,124
Kingdee International Software Group Company, Ltd.	11,647,000	9,551,296
Kweichow Moutai Company, Ltd., Class A	89,506	7,089,867
PetroChina Company, Ltd., H Shares	16,586,000	11,925,727
Ping An Healthcare and Technology Company, Ltd. (A)(B)	1,422,200	6,845,958
Ping An Insurance Group Company of China, Ltd., H Shares	4,760,000	45,001,191
Qingdao Haier Company, Ltd., Class A	3,140,404	5,732,292
Sinopharm Group Company, Ltd., H Shares	3,759,600	18,212,819
Tencent Holdings, Ltd.	689,600	23,625,188
Wise Talent Information Technology Company Ltd. (A)	1,383,000	4,527,555
Hong Kong 8.4%		85,240,078
AIA Group, Ltd.	5,132,200	39,040,885
China Resources Beer Holdings Company, Ltd.	3,380,000	11,778,035
Hong Kong Exchanges & Clearing, Ltd.	469,700	12,506,596
Nine Dragons Paper Holdings, Ltd.	10,803,000	10,345,914
Pacific Basin Shipping, Ltd.	52,798,000	11,568,648
India 9.4%		94,888,788
Colgate-Palmolive India, Ltd.	588,632	8,897,025
HDFC Bank, Ltd.	470,331	12,175,663
Housing Development Finance Corp., Ltd.	608,268	14,535,066
ICICI Bank, Ltd.	2,543,568	12,144,790
IndusInd Bank, Ltd.	291,496	5,601,472
ITC, Ltd.	3,765,718	14,209,192
12	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Reliance Industries, Ltd.	1,191,558	$17,057,176
UltraTech Cement, Ltd.	218,520	10,268,404
Indonesia 1.9%		19,523,600
Astra International Tbk PT	22,548,200	11,728,787
Telekomunikasi Indonesia Persero Tbk PT	30,770,100	7,794,813
Macau 1.2%		12,015,375
Sands China, Ltd.	3,038,400	12,015,375
Mexico 2.6%		26,865,440
Cemex SAB de CV (A)	15,295,300	7,665,251
Fomento Economico Mexicano SAB de CV	1,123,600	9,570,921
Grupo Financiero Banorte SAB de CV, Series O	1,746,600	9,629,268
Peru 2.1%		21,799,749
Credicorp, Ltd.	96,583	21,799,749
Russia 5.7%		57,880,381
LUKOIL PJSC, ADR	199,314	14,876,797
Mail.Ru Group, Ltd., GDR (A)	360,988	9,567,807
Sberbank of Russia PJSC, ADR	2,462,276	28,784,006
Yandex NV, Class A (A)	154,390	4,651,771
South Africa 3.3%		33,412,593
FirstRand, Ltd.	3,476,309	15,183,353
Naspers, Ltd., N Shares	103,929	18,229,240
South Korea 5.6%		57,074,952
LG Household & Health Care, Ltd.	16,324	15,011,637
NAVER Corp.	120,805	12,165,588
SK Hynix, Inc.	285,241	17,178,751
S-Oil Corp.	116,557	12,718,976
Taiwan 6.9%		69,494,761
ASE Technology Holding Company, Ltd. (A)	4,937,000	9,957,557
LandMark Optoelectronics Corp.	2,027,000	13,472,705
Taiwan Semiconductor Manufacturing Company, Ltd.	3,125,000	23,460,569
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	593,279	22,603,930
United Kingdom 4.1%		41,131,474
Mondi PLC	585,018	13,776,506
Rio Tinto PLC	563,430	27,354,968
United States 0.9%		9,109,636

Samsonite International SA (A)(B)	3,158,700	9,109,636
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	13

	Shares	Value

Preferred securities 7.6%		$76,759,628
(Cost $56,859,476)
Brazil 2.7%		27,031,229
Itau Unibanco Holding SA	2,042,573	27,031,229
South Korea 4.9%		49,728,399
Samsung Electronics Company, Ltd.	1,576,140	49,728,399

	Yield (%)	Shares	Value
Short-term investments 5.2%			$52,158,198
(Cost $52,158,198)
Money market funds 5.2%			52,158,198
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	2.0314(C)	52,158,198	52,158,198
Total investments (Cost $1,001,130,360) 101.5%			$1,028,204,495
Other assets and liabilities, net (1.5%)			(14,986,661)
Total net assets 100.0%			$1,013,217,834

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $1,002,132,152. Net unrealized appreciation aggregated to $26,072,343, of which $120,645,795 related to gross unrealized appreciation and $94,573,452 related to gross unrealized depreciation.
14	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $1,001,130,360)	$1,028,204,495
Cash	100,001
Foreign currency, at value (Cost $480)	487
Dividends and interest receivable	674,861
Receivable for fund shares sold	144
Other assets	71,574
Total assets	1,029,051,562
Liabilities
Foreign capital gains tax payable	17,896
Payable for investments purchased	15,537,209
Payable to affiliates
Accounting and legal services fees	110,130
Transfer agent fees	293
Trustees' fees	592
Other liabilities and accrued expenses	167,608
Total liabilities	15,833,728
Net assets	$1,013,217,834
Net assets consist of
Paid-in capital	$888,658,231
Accumulated distributable earnings (accumulated loss)	124,559,603
Net assets	$1,013,217,834

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,773,985 ÷ 272,302 shares)[1]	$10.19
Class C ($120,513 ÷ 12,055 shares)[1]	$10.00
Class I ($74,103 ÷ 7,253 shares)	$10.22
Class R2 ($53,091 ÷ 5,208 shares)	$10.19
Class R4 ($51,623 ÷ 5,058 shares)	$10.21
Class R6 ($518,048 ÷ 50,674 shares)	$10.22
Class NAV ($1,009,626,471 ÷ 98,773,052 shares)	$10.22
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.73

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	15

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$25,134,018
Interest	294,484
Less foreign taxes withheld	(1,845,815)
Total investment income	23,582,687
Expenses
Investment management fees	10,169,712
Distribution and service fees	13,322
Accounting and legal services fees	225,906
Transfer agent fees	4,151
Trustees' fees	16,058
Custodian fees	427,498
State registration fees	86,389
Printing and postage	27,403
Professional fees	73,158
Other	49,698
Total expenses	11,093,295
Less expense reductions	(90,547)
Net expenses	11,002,748
Net investment income	12,579,939
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	86,450,200
86,450,200
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(234,559,673)
(234,559,673)
Net realized and unrealized loss	(148,109,473)
Decrease in net assets from operations	$(135,529,534)

16	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$12,579,939	$7,109,247
Net realized gain	86,450,200	31,233,730
Change in net unrealized appreciation (depreciation)	(234,559,673)	208,708,588
Increase (decrease) in net assets resulting from operations	(135,529,534)	247,051,565
Distributions to shareholders
From net investment income and net realized gain
Class A	(39,480)	—
Class C	(3,164)	—
Class I	(1,553)	—
Class R2	(978)	—
Class R4	(927)	—
Class R6	(2,798)	—
Class NAV	(18,484,012)	—
From net investment income
Class A	—	(665)
Class I	—	(423)
Class R2	—	(277)
Class R4	—	(365)
Class R6	—	(512)
Class NAV	—	(4,825,297)
Total distributions	(18,532,912)	(4,827,539)
From fund share transactions	88,062,546	(22,677,865)
Total increase (decrease)	(65,999,900)	219,546,161
Net assets
Beginning of year	1,079,217,734	859,671,573
End of year[1]	$1,013,217,834	$1,079,217,734

[1]	Net assets - End of year includes undistributed net investment income of $6,843,293 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	17

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.85	$9.29	$8.99	$10.00
Net investment income[2]	0.10	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	(1.59)	2.53	0.28	(1.02)
Total from investment operations	(1.49)	2.57	0.30	(1.01)
Less distributions
From net investment income	(0.04)	(0.01)	—	—
From net realized gain	(0.13)	—	—	—
Total distributions	(0.17)	(0.01)	—	—
Net asset value, end of period	$10.19	$11.85	$9.29	$8.99
Total return (%)[3,4]	(12.79)	27.78	3.34	(10.10) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.51	1.58	1.64 [7]
Expenses including reductions	1.44	1.50	1.50	1.50 [7]
Net investment income	0.87	0.37	0.24	0.44 [7]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
18	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.68	$9.20	$8.97	$10.00
Net investment loss[2]	— [3]	(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.55)	2.53	0.26	(1.02)
Total from investment operations	(1.55)	2.48	0.23	(1.03)
Less distributions
From net realized gain	(0.13)	—	—	—
Net asset value, end of period	$10.00	$11.68	$9.20	$8.97
Total return (%)[4,5]	(13.44)	26.96	2.56	(10.30) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [7]	$— [7]	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.14	2.21	2.28	2.35 [8]
Expenses including reductions	2.14	2.20	2.20	2.20 [8]
Net investment loss	(0.03)	(0.53)	(0.36)	(0.17) [8]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	19

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.89	$9.31	$9.00	$10.00
Net investment income[2]	0.12	0.07	0.05	0.03
Net realized and unrealized gain (loss) on investments	(1.59)	2.55	0.27	(1.03)
Total from investment operations	(1.47)	2.62	0.32	(1.00)
Less distributions
From net investment income	(0.07)	(0.04)	(0.01)	—
From net realized gain	(0.13)	—	—	—
Total distributions	(0.20)	(0.04)	(0.01)	—
Net asset value, end of period	$10.22	$11.89	$9.31	$9.00
Total return (%)[3]	(12.52)	28.15	3.53	(10.00) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.20	1.26	1.33 [6]
Expenses including reductions	1.15	1.20	1.25	1.25 [6]
Net investment income	0.97	0.66	0.63	0.78 [6]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
20	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.86	$9.30	$8.99	$10.00
Net investment income[2]	0.09	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	(1.58)	2.54	0.27	(1.03)
Total from investment operations	(1.49)	2.59	0.31	(1.01)
Less distributions
From net investment income	(0.05)	(0.03)	—	—
From net realized gain	(0.13)	—	—	—
Total distributions	(0.18)	(0.03)	—	—
Net asset value, end of period	$10.19	$11.86	$9.30	$8.99
Total return (%)[3]	(12.74)	27.94	3.45	(10.10) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.36	1.42	1.48 [6]
Expenses including reductions	1.29	1.35	1.41	1.48 [6]
Net investment income	0.71	0.47	0.44	0.56 [6]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	21

CLASS R4 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.88	$9.31	$8.99	$10.00
Net investment income[2]	0.10	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investments	(1.58)	2.55	0.27	(1.03)
Total from investment operations	(1.48)	2.61	0.32	(1.01)
Less distributions
From net investment income	(0.06)	(0.04)	— [3]	—
From net realized gain	(0.13)	—	—	—
Total distributions	(0.19)	(0.04)	— [3]	—
Net asset value, end of period	$10.21	$11.88	$9.31	$8.99
Total return (%)[4]	(12.58)	28.04	3.59	(10.10) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.36	1.42	1.48 [7]
Expenses including reductions	1.20	1.26	1.31	1.35 [7]
Net investment income	0.82	0.59	0.54	0.68 [7]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
22	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.89	$9.32	$9.00	$10.00
Net investment income[2]	0.17	0.09	0.06	0.03
Net realized and unrealized gain (loss) on investments	(1.63)	2.53	0.27	(1.03)
Total from investment operations	(1.46)	2.62	0.33	(1.00)
Less distributions
From net investment income	(0.08)	(0.05)	(0.01)	—
From net realized gain	(0.13)	—	—	—
Total distributions	(0.21)	(0.05)	(0.01)	—
Net asset value, end of period	$10.22	$11.89	$9.32	$9.00
Total return (%)[3]	(12.52)	28.33	3.69	(10.00) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.11	1.17	1.23 [6]
Expenses including reductions	1.04	1.10	1.14	1.21 [6]
Net investment income	1.45	0.88	0.71	0.82 [6]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	23

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16	10-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$11.89	$9.32	$9.00	$10.00
Net investment income[2]	0.14	0.08	0.07	0.02
Net realized and unrealized gain (loss) on investments	(1.60)	2.54	0.26	(1.02)
Total from investment operations	(1.46)	2.62	0.33	(1.00)
Less distributions
From net investment income	(0.08)	(0.05)	(0.01)	—
From net realized gain	(0.13)	—	—	—
Total distributions	(0.21)	(0.05)	(0.01)	—
Net asset value, end of period	$10.22	$11.89	$9.32	$9.00
Total return (%)[3]	(12.51)	28.33	3.65	(10.00) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,010	$1,076	$859	$365
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.10	1.15	1.22 [5]
Expenses including reductions	1.03	1.09	1.14	1.21 [5]
Net investment income	1.18	0.75	0.77	0.61 [5]
Portfolio turnover (%)	50	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Argentina	$11,102,835	$11,102,835	—	—
Brazil	74,052,312	74,052,312	—	—
China	285,694,695	72,032,754	$213,661,941	—
Hong Kong	85,240,078	—	85,240,078	—
India	94,888,788	—	94,888,788	—
Indonesia	19,523,600	—	19,523,600	—
Macau	12,015,375	—	12,015,375	—
Mexico	26,865,440	26,865,440	—	—
Peru	21,799,749	21,799,749	—	—
Russia	57,880,381	48,312,574	9,567,807	—
South Africa	33,412,593	—	33,412,593	—
South Korea	57,074,952	—	57,074,952	—
Taiwan	69,494,761	22,603,930	46,890,831	—
United Kingdom	41,131,474	—	41,131,474	—
United States	9,109,636	—	9,109,636	—
Preferred securities
Brazil	27,031,229	27,031,229	—	—
South Korea	49,728,399	—	49,728,399	—
Short-term investments	52,158,198	52,158,198	—	—
Total investments in securities	$1,028,204,495	$355,959,021	$672,245,474	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       26

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $3,821.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$7,204,245	$4,827,539
Long-term capital gains	11,328,667	—
Total	$18,532,912	$4,827,539

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $13,559,032 of undistributed ordinary income and $84,928,110 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $500 million of the fund's average daily net assets; (b) 1.000% of the next $500 million of the fund's average daily net assets; (c) 0.950% of the fund's average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund's average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to Class A, Class C, Class R2, and Class R4 shares of the fund in an amount equal to the amount by which expenses of the share class exceed 1.50%, 2.20%, 1.60% and 1.35% of the respective class's average net assets, on an annualized basis. Prior to March 1, 2018, the Advisor had contractually agreed to waive and/or reimburse expenses for Class I shares to the extent they exceeded 1.25% of Class I average net assets, on an annualized basis. This limit excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. The waiver expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2018, the expense reduction described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$288	Class R4	$5
Class C	24	Class R6	37
Class I	8	Class NAV	90,111
Class R2	6	Total	$90,479

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.94% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $68 for Class R4 shares for the year ended October 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,307 for the year ended October 31, 2018. Of this amount, $1,043 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,104 was paid as sales commissions to broker-dealers and $1,160 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $412 for Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$10,180	$3,662
Class C	2,788	300
Class I	—	118
Class R2	180	9
Class R4	174	8
Class R6	—	54
Total	$13,322	$4,151

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$5,603,574	19	1.391%	($4,115)

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	256,991	$3,149,851	223,447	$2,359,031
Distributions reinvested	3,354	39,480	59	513
Repurchased	(211,905)	(2,525,498)	(42,710)	(425,950)
Net increase	48,440	$663,833	180,796	$1,933,594
Class C shares
Sold	13,852	$165,074	13,822	$154,033
Distributions reinvested	225	2,615	—	—
Repurchased	(26,479)	(295,498)	(4)	(45)
Net increase (decrease)	(12,402)	$(127,809)	13,818	$153,988
Class I shares
Sold	1,251	$15,009	2,793	$27,643
Distributions reinvested	61	720	6	53
Repurchased	(6,852)	(81,397)	(1,431)	(14,112)
Net increase (decrease)	(5,540)	$(65,668)	1,368	$13,584
Class R2 shares
Sold	—	—	1,148	$13,002
Distributions reinvested	18	$210	—	—
Repurchased	(5,958)	(71,051)	—	—
Net increase (decrease)	(5,940)	$(70,841)	1,148	$13,002
Class R4 shares
Sold	533	$6,517	589	$6,149
Distributions reinvested	10	119	—	—
Repurchased	(6,070)	(72,594)	(4)	(46)
Net increase (decrease)	(5,527)	$(65,958)	585	$6,103
Class R6 shares
Sold	41,337	$505,895	9,218	$86,971
Distributions reinvested	163	1,921	—	—
Repurchased	(10,000)	(118,554)	(44)	(498)
Net increase	31,500	$389,262	9,174	$86,473
Class NAV shares
Sold	14,733,752	$167,551,446	13,443,243	$135,258,748
Distributions reinvested	1,570,434	18,484,011	559,131	4,825,297
Repurchased	(7,994,433)	(98,695,730)	(15,656,652)	(164,968,654)
Net increase (decrease)	8,309,753	$87,339,727	(1,654,278)	$(24,884,609)
Total net increase (decrease)	8,360,284	$88,062,546	(1,447,389)	$(22,677,865)

Affiliates of the fund owned 58%, 81%, 83%, 100% and 100% of shares of Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $562,761,358 and $524,628,305, respectively, for the year ended October 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2018, funds within the John Hancock group of funds complex held 99.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	28.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	18.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	14.7%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	12.2%
John Hancock Variable Insurance Trust Lifestyle Balanced MVP	5.2%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Emerging Markets Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers or transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $11,328,667 in long term capital gain dividends.

Income derived from foreign sources was $25,012,856. The fund intends to pass through foreign tax credits of $1,851,489.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index and peer group average for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       38

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       39

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647896	456A 10/18 12/18

John Hancock

Global Focused Strategies Fund

Annual report 10/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Focused Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
25	Financial statements
28	Financial highlights
33	Notes to financial statements
46	Report of independent registered public accounting firm
47	Tax information
48	Continuation of investment advisory and subadvisory agreements
54	Trustees and Officers
58	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund lost ground

The fund posted a loss for the period, trailing its cash benchmark and its average peer in Morningstar's multialternative fund category.

The European versus U.S. equity market volatility pair detracted

Comparatively high U.S. market volatility weighed on the fund's European versus U.S. equity market volatility relative value strategy, the most significant detractor from performance for the period.

Brazilian bonds and U.S. stocks partially offset losses elsewhere

Two of the fund's significant long allocations—to Brazilian sovereign debt and U.S. equity—were helpful.

PORTFOLIO ALLOCATION AS OF 10/31/18 (%)

Foreign government obligations	21.9
Corporate bonds	16.6
Financials	6.7
Communication services	3.9
Energy	3.2
Utilities	0.8
Consumer discretionary	0.8
Real estate	0.8
Health care	0.4
Common stocks	14.3
Financials	4.8
Consumer staples	4.7
Energy	4.2
Materials	0.6
Purchased options	6.6
Short-term investments and other	40.6
Time deposits	9.2
Certificate of deposit	9.0
Commercial paper	9.0
U.S. Government	6.0
Money market funds	0.9
Other assets and liabilities, net	6.5
TOTAL	100.0
As a percentage of net assets.

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Neil J. Richardson, Standard Life Investments

Neil J. Richardson
Portfolio Manager
Standard Life Investments

Would you walk us through your investment philosophy and how you think about implementing the fund's mandate of seeking long-term total return?

Our investment process is designed to capitalize on the broader team's macro- and microeconomic research findings across an array of asset classes around the world, with an emphasis on multi-year views. We work closely with specialist colleagues in rigorously examining and reviewing any new strategy proposals as they arise, and we continually revisit and test the investment thesis behind each existing position in the fund.

The fund seeks long-term total return. Our goal is to build and maintain a collection of strategies that work well together in a variety of different market environments. The portfolio construction process blends asset allocation and risk management expertise to achieve what we view as a favorable combination of return-generation potential and resilience.

What were some of your key observations about the macroeconomic and market environment during the 12 months ended October 31, 2018?

Global stock indexes posted losses for the period as developed and emerging equity markets across much of Europe, Australasia, and the Far East declined. The Brazilian and Russian stock markets were notable exceptions for the period, as each registered a gain. Meanwhile, U.S. equities were up, further extending one of their longest bull run streaks in history: The S&P 500 Index has now generated an average annualized total return of over 13% for the 10-years ended October 31, 2018.

Government bond markets around the world declined as global monetary conditions tightened and the U.S. dollar strengthened relative to many major peers, including the euro and emerging-market currencies as a group. Oil prices hit a multi-year high as global trade concerns continued to mount.

The yield on the U.S. Treasury 10-year note increased over three-quarters of a percentage point, to end the period above 3%. Incremental income generated from certain credit-sensitive sectors offset the effects of rising interest rates, as the U.S. bank loan, convertible security, and high-yield bond segments of the market generated positive total returns.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       4

"Global stock indexes posted losses for the period as developed and emerging equity markets across much of Europe, Australasia, and the Far East declined."

How did the fund perform, in absolute terms and relative to the broader capital market context that marked this particular period?

The fund's Class A shares declined 5.86%, excluding sales charges. By comparison, the fund's cash benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index, was up 1.71%, while the average peer in Morningstar's U.S. multialternative fund category was down 1.76%. Developed-market stocks, as represented by the MSCI World Index, were up 1.16%.

Of the fund's underlying strategies, which of them were among the most significant detractors from performance for the period?

U.S. market volatility hurt performance, thwarting the fund's positive absolute return focus for this particular period. More specifically, after an extended period of unusually calm markets, the sharp increase in U.S. stock price volatility weighed on the fund's European versus U.S. equity market volatility relative value strategy, implemented with variance swaps and volatility index futures. Longer term, we expect the S&P 500 Index, which is more balanced, defensive, and diversified, to demonstrate lower price volatility than the EURO STOXX 50 Index, representing more concentrated and cyclical sector, industry, and company-specific risks. However, that expectation did not materialize for the 12 months ended October 31, 2018, as the U.S. market was more volatile than that in Europe.

PORTFOLIO COMPOSITION AS OF 10/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       5

"Our central expectation continues to call for modest, broad-based global growth, albeit with regional variation."

Long allocations to Korean equity, European bank stocks, and European equity more broadly, impaired the fund's performance for the period, too, as did the fund's Chinese equity strategy.

Meanwhile, the fund's U.S. versus Australian bank equity relative value strategy suffered as American bank stocks trailed their Australian counterparts. Setting the U.S. large-cap segment against small-cap equities also weighed on results; the fund's U.S. equity large-cap versus small-cap relative value strategy posted a loss, as stocks of smaller companies, on balance, outpaced their larger peers for the holding period of this particular strategy.

What were some of the material positive contributors to the fund's performance?

The fund's European equity versus media relative strategy was its top performer; meanwhile U.S. equity and Brazilian government bonds provided a performance boost, too. In a market environment marked by still-historically low yields among high-quality investments, Brazilian government issues stand out as offering some of the highest real, or inflation-adjusted, yields in the world right now. A position favoring global integrated oil stocks relative to the broader global market also fared well, as oil's price rebound off the extreme lows of the last few years helped shares of companies engaged in oil's production, refining, and distribution.

COUNTRY COMPOSITION AS OF 10/31/18 (%)

United States	34.7
Brazil	13.4
Greece	9.3
Switzerland	5.5
Netherlands	5.3
United Kingdom	4.5
Germany	4.2
Canada	3.0
United Arab Emirates	2.3
France	1.6
Other countries	16.2
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       6

How was the fund positioned at the end of the period, and how does that positioning reflect your expectations of key opportunities and risks in the months and years ahead?

Our central expectation continues to call for modest, broad-based global growth, albeit with regional variation. Fiscal policies across the world economy's largest governments and the monetary policies of its major central banks will continue to represent important drivers of asset returns, especially since the pace of change in these policies is uncertain.

At a measured pace, the United States has been moving to a more restrictive monetary environment, which also tightens financial conditions across the globe. The European Central Bank is likely to remain cautious in the near term, given the elevated levels of uncertainty around the process of the United Kingdom's withdrawal from the European Union. Meanwhile, Japan remains on a loose monetary path. Geopolitical risks remain high, and many global financial asset prices appear expensive on a number of metrics.

We aim to continue pursuing opportunities that these macroeconomic and capital market conditions present by implementing an array of strategies using a range of global asset classes and investment disciplines, including relative value positions with the potential to appreciate even in the absence of generally rising capital markets.

MANAGED BY

Neil J. Richardson On the fund since inception Investing since 1985
David Sol On the fund since inception Investing since 2003

The views expressed in this report are exclusively those of Neil J. Richardson, Standard Life Investments, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-10.61	-4.13	-10.21
Class C	-7.34	-2.83	-7.08
Class I2	-5.45	-1.86	-4.67
Class R6[2]	-5.34	-1.74	-4.38
Class NAV[2]	-5.34	-1.74	-4.38
Index 1†	1.71	1.33	3.44

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	2.89	3.64	2.63	2.54	2.52
Net (%)	1.99	2.74	1.73	1.64	1.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Focused Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the ICE Bank of America Merrill Lynch U. S. Dollar 6-Month LIBOR Constant Maturity Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	4-13-16	9,292	9,292	10,344
Class I2	4-13-16	9,533	9,533	10,344
Class R6[2]	4-13-16	9,562	9,562	10,344
Class NAV[2]	4-13-16	9,562	9,562	10,344

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 4-13-16
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 973.90	$ 9.85	1.98%
	Hypothetical example	1,000.00	1,015.20	10.06	1.98%
Class C	Actual expenses/actual returns	1,000.00	970.50	13.51	2.72%
	Hypothetical example	1,000.00	1,011.50	13.79	2.72%
Class I	Actual expenses/actual returns	1,000.00	975.10	8.71	1.75%
	Hypothetical example	1,000.00	1,016.40	8.89	1.75%
Class R6	Actual expenses/actual returns	1,000.00	976.10	8.12	1.63%
	Hypothetical example	1,000.00	1,017.00	8.29	1.63%
Class NAV	Actual expenses/actual returns	1,000.00	976.10	8.07	1.62%
	Hypothetical example	1,000.00	1,017.00	8.24	1.62%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	11

Fund’s investments
AS OF 10-31-18
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 21.9%					$7,294,418
(Cost $7,198,019)
Brazil 12.6%					4,189,745
Federative Republic of Brazil
Bill (A)	7.526	07-01-20	BRL	6,353,000	1,509,911
Bill (A)	8.331	07-01-21	BRL	8,095,000	1,751,765
Note	10.000	01-01-23	BRL	3,365,000	928,069
Greece 9.3%					3,104,673
Republic of Greece
Bond	3.500	01-30-23	EUR	1,276,000	1,455,787

Bond (B)	4.375	08-01-22	EUR	1,394,000	1,648,886
Corporate bonds 16.6%					$5,504,724
(Cost $5,632,237)
Argentina 0.7%					244,375
Cablevision SA	6.500	06-15-21		250,000	244,375
Brazil 0.8%					269,500
Petrobras Global Finance BV	4.375	05-20-23		280,000	269,500
Cayman Islands 0.8%					256,246
MAF Global Securities, Ltd. (5.500% to 9-7-22, then 5 Year U.S. Swap Rate + 3.476%) (C)	5.500	09-07-22		270,000	256,246
Colombia 0.8%					259,821
Bancolombia SA (4.875% to 10-18-22, then 5 Year CMT + 2.929%)	4.875	10-18-27		270,000	259,821
Denmark 0.5%					169,075
Danske Bank A/S (5.750% to 4-6-20, then 6 Year Euro Swap Rate + 4.640%) (C)	5.750	04-06-20	EUR	152,000	169,075
France 0.5%					167,200
Credit Agricole SA (6.500% to 6-23-21, then 5 Year Euro Swap Rate + 5.120%) (C)	6.500	06-23-21	EUR	137,000	167,200
Germany 0.7%					234,858
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (C)	7.625	04-30-20	EUR	200,000	234,858
Guatemala 0.8%					265,948
Comunicaciones Celulares SA	6.875	02-06-24		260,000	265,948
Hong Kong 1.6%					515,488
China Resources Gas Group, Ltd.	4.500	04-05-22		260,000	262,243
Shimao Property Holdings, Ltd.	8.375	02-10-22		250,000	253,245
12	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Ireland 0.8%					$248,406
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (C)	7.375	06-18-20	EUR	206,000	248,406
Kazakhstan 0.8%					267,479
KazMunayGas National Company JSC	3.875	04-19-22		270,000	267,479
Mexico 1.5%					490,295
Petroleos Mexicanos	3.500	01-30-23		270,000	248,670
Unifin Financiera SAB	7.250	09-27-23		250,000	241,625
Netherlands 1.2%					389,477
ABN AMRO Bank NV (5.750% to 9-22-20, then 5 Year Euro Swap Rate + 5.452%) (C)	5.750	09-22-20	EUR	200,000	237,287
Teva Pharmaceutical Finance Netherlands III BV	2.200	07-21-21		163,000	152,190
Russia 0.8%					272,155
Gazprom OAO	6.510	03-07-22		260,000	272,155
Spain 0.6%					206,401
CaixaBank SA (5.250% to 3-23-26, then 5 Year Euro Swap Rate + 4.504%) (C)	5.250	03-23-26	EUR	200,000	206,401
Switzerland 0.7%					246,100
UBS Group Funding Switzerland AG (5.750% to 2-19-22, then 5 Year Euro Swap Rate + 5.287%) (C)	5.750	02-19-22	EUR	200,000	246,100
Turkey 0.8%					266,200
Turk Telekomunikasyon AS	3.750	06-19-19		270,000	266,200
United Arab Emirates 0.8%					269,612
Oztel Holdings SPC, Ltd.	5.625	10-24-23		270,000	269,612
United Kingdom 1.4%					466,088
Direct Line Insurance Group PLC (4.750% to 12-7-27, then 5 Year British Pound Swap Rate + 3.394%) (C)	4.750	12-07-27	GBP	200,000	211,252
Liquid Telecommunications Financing PLC	8.500	07-13-22		250,000	254,836

	Shares	Value
Common stocks 14.3%		$4,738,496
(Cost $5,143,634)
France 1.1%		369,130
Danone SA	2,722	192,753
TOTAL SA	3,006	176,377
Germany 0.4%		149,183
Suedzucker AG	4,300	66,589
Symrise AG	986	82,594
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	13

	Shares	Value
Ireland 0.6%		$182,553
Glanbia PLC	4,473	79,084
Kerry Group PLC, Class A	1,010	103,469
Italy 0.5%		177,543
Eni SpA	9,997	177,543
Netherlands 1.2%		384,544
Heineken NV	2,256	202,965
Royal Dutch Shell PLC, A Shares	5,717	181,579
Norway 0.3%		91,384
Orkla ASA	10,590	91,384
Spain 0.5%		171,808
Repsol SA	9,615	171,808
Switzerland 1.8%		583,698
Chocoladefabriken Lindt & Spruengli AG	1	79,812
Givaudan SA	50	121,196
Nestle SA	4,533	382,690
United Kingdom 1.6%		539,229
BP PLC	26,586	192,050
Unilever NV	6,461	347,179
United States 6.3%		2,089,424
Chevron Corp.	1,511	168,703
Comerica, Inc.	1,215	99,095
Cullen/Frost Bankers, Inc.	998	97,724
East West Bancorp, Inc.	1,614	84,638
Exxon Mobil Corp.	2,304	183,583
First Horizon National Corp.	6,107	98,567
FNB Corp.	8,310	98,307
Hancock Whitney Corp.	2,212	92,816
IBERIABANK Corp.	1,411	105,105
Occidental Petroleum Corp.	2,380	159,627
Prosperity Bancshares, Inc.	1,554	101,057
Signature Bank	898	98,690
Sterling Bancorp	4,634	83,319
SVB Financial Group (D)	360	85,403
Synovus Financial Corp.	2,054	77,148
Texas Capital Bancshares, Inc. (D)	1,146	74,754
Umpqua Holdings Corp.	4,716	90,547
Webster Financial Corp.	1,732	101,911
Wintrust Financial Corp.	1,208	91,977
Zions Bancorp NA	2,050	96,453

14	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Purchased options 6.6%		$2,183,267
(Cost $2,052,324)
Calls 1.4%		452,632
Exchange Traded Option on Euro STOXX 50 Price Index (Expiration Date: 3-15-19; Strike Price: EUR 3,450.00; Notional Amount: 590) (D)	59	14,769
Over the Counter Option on 10 Year Interest Rate Swap. Receive a fixed rate of 3.221% and pay a floating rate based on 3-month LIBOR (Expiration Date: 10-4-33; Strike Rate: 3.221%; Counterparty: Morgan Stanley & Company, Inc.) (D)(E)	5,280,000	348,942
Over the Counter Option on the EUR vs. GBP (Expiration Date: 8-13-19; Strike Price: EUR 0.91; Counterparty: Deutsche Bank AG) (D)(E)	3,230,000	88,921
Puts 5.2%		1,730,635
Exchange Traded Option on NASDAQ, Inc. (Expiration Date: 6-21-19; Strike Price: 7,150.00; Notional Amount: 600) (D)	6	322,440
Over the Counter Option on 10 Year Interest Rate Swap. Receive a floating rate based on 3-month LIBOR and pay a fixed rate of 3.200% (Expiration Date: 9-21-20; Strike Rate: 3.200%; Counterparty: Goldman Sachs) (D)(E)	14,100,000	882,523
Over the Counter Option on 10 Year Interest Rate Swap. Receive a floating rate based on 3-month LIBOR and pay a fixed rate of 3.221% (Expiration Date: 10-4-33; Strike Rate: 3.221%; Counterparty: Morgan Stanley & Company, Inc.) (D)(E)	5,280,000	372,987
Over the Counter Option on Taiwan SE Weighted Index (Expiration Date: 11-22-18; Strike Price: TWD 9,841.97; Counterparty Morgan Stanley & Company) (D)(E)	2,062	13,739
Over the Counter Option on the EUR vs. GBP (Expiration Date: 8-13-19; Strike Price: EUR 0.91; Counterparty: Deutsche Bank AG) (D)(E)	3,230,000	138,946

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 34.1%				$11,331,092
(Cost $11,330,518)
Certificate of deposit 9.0%				2,999,444
ABN AMRO Bank NV	2.460	01-15-19	500,000	499,953
Bank of Montreal	2.320	11-26-18	500,000	500,000
Credit Suisse Group AG	2.660	04-15-19	500,000	500,032
First Abu Dhabi Bank PJSC	2.430	01-18-19	500,000	499,861
Mizuho Bank, Ltd.	1.366	11-13-18	500,000	499,585
The Toronto-Dominion Bank	2.320	11-19-18	500,000	500,013
Commercial paper 9.0%				2,988,085
Asian Development Bank	2.196	11-20-18	500,000	499,385
BNG Bank NV	2.260	11-27-18	500,000	499,150
Dekabank Deutsche Girozentrale	2.583	01-24-19	500,000	497,083
KfW	0.596	11-01-19	500,000	497,719
Nationwide Building Society	2.464	01-24-19	500,000	496,941
UBS AG	2.478	01-10-19	500,000	497,807
Time deposits 9.2%				3,040,130
BNP Paribas SA	2.100	11-01-18	109,527	109,527
Credit Agricole SA	2.050	11-01-18	105,437	105,437
KBC Bank NV	2.170	11-01-18	1,360,218	1,360,218
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	15

	Yield* (%)	Maturity date	Par value^	Value
Time deposits (continued)
Natixis SA	2.180	11-01-18	1,356,873	$1,356,873
Sumitomo Mitsui Financial Group, Inc.	2.100	11-01-18	108,075	108,075
U.S. Government 6.0%				1,996,628
U.S. Treasury Bill	2.131	11-29-18	2,000,000	1,996,628

	Yield (%)	Shares	Value
Money market funds 0.9%			306,805
Federated Government Obligations Fund, Institutional Class	2.0314(F)	306,805	306,805
Total investments (Cost $31,356,732) 93.5%			$31,051,997
Other assets and liabilities, net 6.5%			2,155,281
Total net assets 100.0%			$33,207,278

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
TWD	New Taiwan Dollar

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Non-income producing security.
(E)	For this type of option, notional amounts are equivalent to number of contracts.
(F)	The rate shown is the annualized seven-day yield as of 10-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
16	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year Australian Bond Futures	72	Long	Dec 2018	$6,554,304	$6,598,339	$44,035
5-Year U.S. Treasury Note Futures	43	Long	Jan 2019	4,875,461	4,832,461	(43,000)
Euro STOXX 50 Index Dividend Futures	137	Long	Dec 2022	1,720,509	1,705,343	(15,166)
FTSE 100 Index Futures	19	Long	Dec 2018	1,764,974	1,720,770	(44,204)
Hang Seng China Enterprises Index Futures	23	Long	Nov 2018	1,478,581	1,489,926	11,345
MSCI India Index Futures	25	Long	Dec 2018	1,656,544	1,464,118	(192,426)
S&P 500 Index E-Mini Futures	37	Long	Dec 2018	5,279,091	5,015,535	(263,556)
Euro-BOBL Futures	17	Short	Dec 2018	(2,533,696)	(2,530,870)	2,826
						$(500,146)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	4,587,900	USD	104,986	Bank National Paris	12/7/2018	$17,262	—
ARS	3,472,000	USD	84,344	Citigroup	1/24/2019	2,549	—
BRL	2,018,300	USD	481,729	Deutsche Bank AG	12/7/2018	58,782	—
BRL	426,900	USD	114,007	Citigroup	1/24/2019	—	$(123)
CNY	3,050,000	USD	442,130	HSBC	11/6/2018	—	(4,861)
COP	1,111,250,000	USD	367,677	JPMorgan Chase & Co.	12/7/2018	—	(23,073)
COP	350,700,000	USD	112,312	Citigroup	1/24/2019	—	(3,735)
CZK	2,258,600	USD	103,861	Citigroup	12/7/2018	—	(5,051)
CZK	586,000	USD	26,248	JPMorgan Chase & Co.	1/23/2019	—	(452)
EUR	98,000	USD	113,015	Bank National Paris	11/23/2018	—	(1,830)
EUR	100,000	USD	116,319	Barclays Capital	11/23/2018	—	(2,865)
EUR	120,000	USD	139,128	RBC Dominion Securities	11/23/2018	—	(2,983)
GBP	126,000	USD	160,787	Barclays Capital	11/23/2018	416	—
HUF	81,365,000	USD	293,678	Citigroup	12/7/2018	—	(9,099)
HUF	20,850,000	USD	74,746	Citigroup	1/23/2019	—	(1,473)
IDR	10,123,500,000	USD	665,669	Barclays Capital	12/7/2018	—	(4,058)
IDR	3,310,000,000	USD	214,101	Barclays Capital	1/24/2019	185	—
INR	8,460,000	USD	113,132	Bank National Paris	11/28/2018	764	—
INR	17,476,000	USD	238,060	Barclays Capital	12/7/2018	—	(3,115)
INR	5,774,000	USD	77,483	Barclays Capital	1/24/2019	—	(404)
JPY	328,300,000	USD	2,968,399	JPMorgan Chase & Co.	12/12/2018	—	(49,068)
KRW	200,000,000	USD	179,997	HSBC	12/7/2018	—	(4,603)
KRW	240,000,000	USD	215,643	RBC Dominion Securities	12/7/2018	—	(5,171)
MXN	11,641,500	USD	611,754	Bank National Paris	12/7/2018	—	(42,011)
MXN	1,823,000	USD	92,852	Barclays Capital	1/23/2019	—	(4,341)
MYR	827,450	USD	199,771	Morgan Stanley & Company, Inc.	12/7/2018	—	(2,281)
MYR	224,500	USD	53,902	Barclays Capital	1/24/2019	—	(319)
PEN	591,680	USD	177,922	Citigroup	12/7/2018	—	(2,670)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	17

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
PEN	145,300	USD	43,283	Citigroup	1/24/2019	—	$(329)
RON	973,350	USD	244,015	JPMorgan Chase & Co.	12/7/2018	—	(7,823)
RON	247,900	USD	60,815	Barclays Capital	1/23/2019	—	(679)
RUB	21,083,000	USD	308,827	Citigroup	12/7/2018	$9,752	—
RUB	5,726,000	USD	86,758	Barclays Capital	1/24/2019	—	(666)
THB	13,299,000	USD	408,877	Citigroup	12/7/2018	—	(7,319)
THB	3,302,000	USD	100,784	Deutsche Bank AG	1/23/2019	—	(857)
TRY	1,172,280	USD	174,635	Deutsche Bank AG	12/7/2018	30,500	—
TRY	681,100	USD	110,750	RBC Dominion Securities	1/23/2019	5,148	—
USD	2,918,763	AUD	4,021,000	Deutsche Bank AG	11/29/2018	70,457	—
USD	1,000,581	AUD	1,380,000	Bank National Paris	12/7/2018	22,957	—
USD	286,342	AUD	404,000	JPMorgan Chase & Co.	1/23/2019	—	(48)
USD	553,597	BRL	2,319,040	Bank National Paris	12/13/2018	—	(67,174)
USD	648,909	BRL	2,734,829	Bank National Paris	1/15/2019	—	(81,231)
USD	101,277	BRL	383,000	JPMorgan Chase & Co.	1/15/2019	—	(976)
USD	481,312	BRL	1,969,097	Deutsche Bank AG	1/18/2019	—	(44,258)
USD	729,888	BRL	2,750,000	JPMorgan Chase & Co.	1/24/2019	—	(3,732)
USD	334,039	BRL	1,245,700	Barclays Capital	1/30/2019	1,895	—
USD	198,102	BRL	738,981	Deutsche Bank AG	1/30/2019	1,066	—
USD	90,928	BRL	343,000	Bank National Paris	3/26/2019	—	(133)
USD	825,336	BRL	3,228,963	Barclays Capital	3/26/2019	—	(31,906)
USD	1,051,698	CAD	1,360,000	Societe Generale Paris	12/7/2018	17,923	—
USD	225,535	CAD	295,000	RBC Dominion Securities	1/23/2019	1,059	—
USD	542,260	CHF	534,375	JPMorgan Chase & Co.	11/23/2018	10,673	—
USD	441,933	CNY	3,050,000	HSBC	11/6/2018	4,664	—
USD	153,010	CNY	1,070,000	HSBC	2/13/2019	393	—
USD	818,508	EUR	707,596	JPMorgan Chase & Co.	11/23/2018	15,710	—
USD	6,035,024	EUR	5,266,386	Morgan Stanley & Company, Inc.	11/23/2018	60,082	—
USD	101,530	EUR	86,000	RBC Dominion Securities	11/23/2018	3,959	—
USD	701,121	EUR	597,000	Bank National Paris	12/7/2018	22,925	—
USD	326,956	EUR	282,000	JPMorgan Chase & Co.	1/23/2019	5,017	—
USD	258,021	EUR	223,000	RBC Dominion Securities	1/23/2019	3,438	—
USD	219,775	GBP	171,264	Bank National Paris	11/23/2018	662	—
USD	128,105	GBP	100,389	Barclays Capital	11/23/2018	—	(332)
USD	1,015,397	GBP	771,000	Bank National Paris	12/7/2018	28,262	—
USD	408,534	GBP	311,900	JPMorgan Chase & Co.	1/16/2019	8,205	—
USD	262,502	GBP	201,000	RBC Dominion Securities	1/23/2019	4,417	—
USD	149,547	HKD	1,170,000	Morgan Stanley & Company, Inc.	1/16/2019	67	—
USD	1,645,707	INR	117,030,000	Bank National Paris	11/28/2018	70,149	—
USD	83,665	INR	6,310,000	Barclays Capital	1/16/2019	—	(671)
USD	577,889	KRW	644,000,000	RBC Dominion Securities	12/7/2018	13,122	—
USD	108,722	NOK	913,540	Societe Generale Paris	11/23/2018	256	—
USD	1,022,215	NOK	8,290,000	Morgan Stanley & Company, Inc.	12/7/2018	37,272	—
USD	263,150	NOK	2,170,000	Deutsche Bank AG	1/23/2019	4,690	—
18	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	200,651	TWD	6,160,000	Deutsche Bank AG	1/16/2019	$463	—
ZAR	6,122,600	USD	404,878	Barclays Capital	12/7/2018	8,318	—
ZAR	2,063,000	USD	141,814	RBC Dominion Securities	1/23/2019	—	$(3,464)
						$543,459	$(425,184)
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
BNP Paribas	Nikkei 225 Index	JPY	21,850.00	Nov 2018	2,910	2,910	$14,713	$(14,713)
BNP Paribas	OMX Stockholm 30 Index	SEK	1,545.00	Nov 2018	7,060	7,060	20,144	(20,144)
BNP Paribas	S&P/ASX 200 Index	AUD	5,825.00	Nov 2018	282	282	14,258	(14,258)
BNP Paribas	Swiss Market Index	CHF	8,995.00	Nov 2018	63	63	9,196	(9,196)
Merrill Lynch	S&P 500 Index	USD	2,711.74	Nov 2018	209	209	11,685	(11,685)
Morgan Stanley	Taiwan SE Weighted Index	TWD	9,841.97	Nov 2018	2,062	2,062	17,630	(10,338)
							$87,626	$(80,334)
Puts
BNP Paribas	Nikkei 225 Index	JPY	21,850.00	Nov 2018	2,910	2,910	$15,474	$(15,474)
BNP Paribas	OMX Stockholm 30 Index	SEK	1,545.00	Nov 2018	7,060	7,060	24,688	(24,688)
BNP Paribas	S&P/ASX 200 Index	AUD	5,825.00	Nov 2018	282	282	21,967	(21,967)
BNP Paribas	Swiss Market Index	CHF	8,995.00	Nov 2018	63	63	9,821	(9,821)
Merrill Lynch	S&P 500 Index	USD	2,711.74	Nov 2018	209	209	11,828	(11,828)
							$83,778	$(83,778)
Exchange-traded	Euro STOXX 50 Price Index	EUR	3,200.00	Mar 2019	59	590	91,626	(89,278)
Exchange-traded	S&P 500 Index	USD	2,775.00	Jun 2019	15	1,500	208,622	(252,825)
							$300,248	$(342,103)
							$471,652	$(506,215)

Interest rate swaptions
Description	Counterparty (OTC)	Floating rate index	Pay/receive floating rate	Exercise rate	Expiration date		Notional amount*	Premium	Value
Puts
10-Year Interest Rate Swap	Goldman Sachs	3-Month USD LIBOR	Pay	3.950%	Sep 2020	USD	28,200,000	$ 456,329	$ (612,436)
								$456,329	$(612,436)
* For this type of option, notional amounts are equivalent to number of contracts.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	19

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	26,200,000	CAD	3 month CDOR	Fixed 1.843%	Semi-Annual	Semi-Annual	Dec 2019	—	$(145,285)	$(145,285)
Centrally cleared	167,000,000	SEK	Fixed -0.245%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	41,449	41,449
Centrally cleared	3,690,000	CAD	3 month CDOR	Fixed 2.278%	Semi-Annual	Semi-Annual	Apr 2020	—	(14,140)	(14,140)
Centrally cleared	25,400,000	SEK	Fixed -0.117%	3 month STIBOR	Annual	Quarterly	Apr 2020	—	1,299	1,299
Centrally cleared	5,590,000	CAD	3 month CDOR	Fixed 2.440%	Semi-Annual	Semi-Annual	Aug 2020	—	(12,063)	(12,063)
Centrally cleared	49,400,000	SEK	Fixed -0.140%	3 month STIBOR	Annual	Quarterly	Aug 2020	—	6,048	6,048
Centrally cleared	5,070,000	CAD	Fixed 2.235%	3 month CDOR	Semi-Annual	Semi-Annual	Dec 2027	—	198,204	198,204
Centrally cleared	630,000	CAD	3 month CDOR	Fixed 2.235%	Semi-Annual	Semi-Annual	Dec 2027	$(17,797)	(7,053)	(24,850)
Centrally cleared	31,500,000	SEK	3 month STIBOR	Fixed 1.048%	Annual	Quarterly	Dec 2027	—	(2,935)	(2,935)
Centrally cleared	3,800,000	SEK	Fixed 1.048%	3 month STIBOR	Annual	Quarterly	Dec 2027	5,728	(5,374)	354
Centrally cleared	332,000	CAD	Fixed 2.735%	3 month CDOR	Semi-Annual	Semi-Annual	Apr 2028	—	3,433	3,433
Centrally cleared	1,510,000	SEK	3 month STIBOR	Fixed 1.322%	Annual	Quarterly	Apr 2028	—	2,884	2,884
Centrally cleared	1,070,000	CAD	Fixed 2.683%	3 month CDOR	Semi-Annual	Semi-Annual	Aug 2028	—	14,224	14,224
Centrally cleared	7,670,000	SEK	3 month STIBOR	Fixed 1.115%	Annual	Quarterly	Aug 2028	—	(6,731)	(6,731)
Centrally cleared	2,020,000	USD	Fixed 3.221%	3 month LIBOR	Semi-Annual	Quarterly	Oct 2048	—	9,198	9,198
								$(12,069)	$83,158	$71,089

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.31	3.323%	5,542,000	USD	$ 5,542,000	5.000%	Quarterly	Dec 2023	$ 393,278	$ (66,666)	$ 326,612
					$5,542,000				$393,278	$(66,666)	$326,612

Total return swaps
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Kingfisher PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	35,343	Sep 2019	BNP Paribas	—	$(871)	$(871)
Pay	Marks and Spencer Group PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	92,936	Sep 2019	BNP Paribas	—	(3,459)	(3,459)
Pay	Tesco PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	75,973	Sep 2019	BNP Paribas	—	(1,481)	(1,481)
Pay	Australia and New Zealand Banking Group	1 month AUD BBSW - 0.15%	Monthly	AUD	335,947	May 2019	Citibank N.A.	—	1,219	1,219
Pay	Bank of Quebec	1 month AUD BBSW - 0.15%	Monthly	AUD	23,558	May 2019	Citibank N.A.	—	763	763
20	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Bank of Quebec	1 month AUD BBSW - 0.15%	Monthly	AUD	338,757	May 2019	Citibank N.A.	—	$(10,327)	$(10,327)
Pay	Bank of Quebec	1 month AUD BBSW - 0.15%	Monthly	AUD	347,788	May 2019	Citibank N.A.	—	10,173	10,173
Pay	Bank of Quebec	1 month AUD BBSW - 0.15%	Monthly	AUD	12,386	May 2019	Citibank N.A.	—	405	405
Pay	Bank of Quebec	1 month AUD BBSW - 0.15%	Monthly	AUD	52,333	May 2019	Citibank N.A.	—	1,699	1,699
Pay	Bendigo and Adelaide Bank	1 month AUD BBSW - 0.15%	Monthly	AUD	6,242	May 2019	Citibank N.A.	—	(130)	(130)
Pay	Bendigo and Adelaide Bank	1 month AUD BBSW - 0.15%	Monthly	AUD	34,558	May 2019	Citibank N.A.	—	(727)	(727)
Pay	Bendigo and Adelaide Bank	1 month AUD BBSW - 0.15%	Monthly	AUD	39,876	May 2019	Citibank N.A.	—	(833)	(833)
Pay	Suncorp Group	1 month AUD BBSW - 0.15%	Monthly	AUD	23,762	May 2019	Citibank N.A.	—	(437)	(437)
Pay	Suncorp Group	1 month AUD BBSW - 0.15%	Monthly	AUD	42,234	May 2019	Citibank N.A.	—	(780)	(780)
Pay	Suncorp Group	1 month AUD BBSW - 0.15%	Monthly	AUD	49,757	May 2019	Citibank N.A.	—	(917)	(917)
Pay	Suncorp Group	1 month AUD BBSW - 0.15%	Monthly	AUD	55,768	May 2019	Citibank N.A.	—	(1,036)	(1,036)
Pay	Westpac Bank	1 month AUD BBSW - 0.15%	Monthly	AUD	307,557	May 2019	Citibank N.A.	—	(5,918)	(5,918)
Pay	Westpac Bank	1 month AUD BBSW - 0.15%	Monthly	AUD	31,355	May 2019	Citibank N.A.	—	(605)	(605)
Pay	Campbell Soup Company	1 month USD LIBOR - 0.10%	Monthly	USD	138,026	Jun 2019	Goldman Sachs	—	(2,668)	(2,668)
Pay	Conagra Brands, Inc.	1 month USD LIBOR - 0.10%	Monthly	USD	135,803	Jun 2019	Goldman Sachs	—	(537)	(537)
Pay	Flowers Foods, Inc.	1 month USD LIBOR - 0.10%	Monthly	USD	43,056	Jun 2019	Goldman Sachs	—	(1,321)	(1,321)
Pay	General Mills, Inc.	1 month USD LIBOR - 0.10%	Monthly	USD	261,245	Jun 2019	Goldman Sachs	—	(676)	(676)
Pay	Hormel Foods Corp.	1 month USD LIBOR - 0.10%	Monthly	USD	168,715	Jun 2019	Goldman Sachs	—	(10,966)	(10,966)
Pay	J.M. Smucker Company	1 month USD LIBOR - 0.10%	Monthly	USD	121,525	Jun 2019	Goldman Sachs	—	(6,298)	(6,298)
Pay	Kellogg Company	1 month USD LIBOR - 0.10%	Monthly	USD	204,367	Jun 2019	Goldman Sachs	—	12,160	12,160
Pay	McCormick & Company	1 month USD LIBOR - 0.10%	Monthly	USD	134,446	Jun 2019	Goldman Sachs	—	(6,272)	(6,272)
Pay	Mondelez International, Inc.	1 month USD LIBOR - 0.10%	Monthly	USD	355,201	Jun 2019	Goldman Sachs	—	(7,835)	(7,835)
Pay	Pilgrim’s Pride Corp.	1 month USD LIBOR - 0.10%	Monthly	USD	55,628	Jun 2019	Goldman Sachs	—	(590)	(590)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	21

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	The Hershey Company	1 month USD LIBOR - 0.10%	Monthly	USD	220,245	Jun 2019	Goldman Sachs	—	$(5,226)	$(5,226)
Pay	Card Factory PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	8,420	Apr 2019	HSBC	—	(86)	(86)
Pay	J Sainsbury PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	166,162	Apr 2019	HSBC	—	(3,221)	(3,221)
Pay	Kingfisher PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	149,894	Apr 2019	HSBC	—	(3,404)	(3,404)
Pay	Marks and Spencer Group PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	136,398	Apr 2019	HSBC	—	(4,677)	(4,677)
Pay	N. Brown Group PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	17,494	Apr 2019	HSBC	—	(856)	(856)
Pay	Tesco PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	97,677	Apr 2019	HSBC	—	(1,754)	(1,754)
Pay	Wm Morrison Supermarkets PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	232,839	Apr 2019	HSBC	—	952	952
Pay	Card Factory PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	78,268	Jul 2019	HSBC	—	5,549	5,549
Pay	Halfords Group PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	93,742	Jul 2019	HSBC	—	3,778	3,778
Pay	Kingfisher PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	35,416	Jul 2019	HSBC	—	(590)	(590)
Pay	N. Brown Group PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	50,727	Jul 2019	HSBC	—	558	558
Pay	Next PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	275,640	Jul 2019	HSBC	—	7,614	7,614
Pay	Tesco PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	52,200	Jul 2019	HSBC	—	4,389	4,389
Pay	Marks and Spencer Group PLC	1 month GBP LIBOR - 0.30%	Monthly	GBP	105,467	Jan 2019	Merrill Lynch	—	(3,128)	(3,128)
Pay	J Sainsbury PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	96,374	Sep 2019	Societe Generale	—	(2,347)	(2,347)
Pay	Wm Morrison Supermarkets PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	41,421	Sep 2019	Societe Generale	—	328	328
Receive	MSCI EM Information Technology Net Total Return Index	1 month USD LIBOR + 0.55%	Monthly	USD	617,180	Jul 2019	Goldman Sachs	—	22,611	22,611
								—	$(17,775)	$(17,775)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
22	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Morgan Stanley and Company, Inc.	1,360,000	GBP	$1,655,669	Fixed 3.660%	GBP - Non-Revised RPI	Annual	Annual	Mar 2020	—	$(8,742)	$(8,742)
Morgan Stanley and Company, Inc.	7,200,000	GBP	8,936,661	Fixed 3.630%	GBP - Non-Revised RPI	Annual	Annual	Apr 2020	—	(74,577)	(74,577)
Morgan Stanley and Company, Inc.	1,360,000	GBP	1,655,669	GBP - Non-Revised RPI	Fixed 3.560%	Annual	Annual	Mar 2023	—	(932)	(932)
Morgan Stanley and Company, Inc.	7,200,000	GBP	8,936,661	GBP - Non-Revised RPI	Fixed 3.565%	Annual	Annual	Apr 2023	—	48,919	48,919
			$21,184,660						—	$(35,332)	$(35,332)

Derivatives Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
LIBOR	London Interbank Offered Rate
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	23

RPI	Retail Price Index
STIBOR	Stockholm Interbank Offered Rate
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $30,244,351. Net unrealized depreciation aggregated to $348,282, of which $709,335 related to gross unrealized appreciation and $1,057,617 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
24	JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $31,356,732)	$31,051,997
Swap contracts, at value	121,117
Unrealized appreciation on forward foreign currency contracts	543,459
Receivable for futures variation margin	101,639
Foreign currency, at value (Cost $236,234)	235,419
Collateral held at broker for futures contracts	862,979
Collateral segregated at custodian for OTC derivative contracts	1,966,058
Dividends and interest receivable	95,555
Receivable for investments sold	251,013
Receivable from affiliates	681
Other assets	25,084
Total assets	35,255,001
Liabilities
Unrealized depreciation on forward foreign currency contracts	425,184
Written options, at value (Premiums received $927,981)	1,118,651
Swap contracts, at value	174,224
Payable for centrally cleared swaps	2,552
Due to custodian	125,532
Due to broker	182,391
Payable to affiliates
Accounting and legal services fees	3,806
Transfer agent fees	17
Trustees' fees	140
Other liabilities and accrued expenses	15,226
Total liabilities	2,047,723
Net assets	$33,207,278
Net assets consist of
Paid-in capital	$33,500,972
Accumulated distributable earnings (accumulated loss)	(293,694)
Net assets	$33,207,278

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($76,850 ÷ 8,242 shares)[1]	$9.32
Class C ($47,055 ÷ 5,108 shares)[1]	$9.21
Class I ($47,473 ÷ 5,061 shares)	$9.38
Class R6 ($47,525 ÷ 5,056 shares)	$9.40
Class NAV ($32,988,375 ÷ 3,509,688 shares)	$9.40
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.81

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	25

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Interest	$831,382
Dividends	214,858
Less foreign taxes withheld	(24,274)
Total investment income	1,021,966
Expenses
Investment management fees	666,349
Distribution and service fees	724
Accounting and legal services fees	8,826
Transfer agent fees	206
Trustees' fees	828
Custodian fees	78,620
State registration fees	64,467
Printing and postage	22,975
Professional fees	114,903
Other	15,674
Total expenses	973,572
Less expense reductions	(275,858)
Net expenses	697,714
Net investment income	324,252
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,680,531
Futures contracts	204,763
Forward foreign currency contracts	(784,146)
Written options	(360,431)
Swap contracts	28,543
769,260
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(2,169,799)
Futures contracts	(1,427,742)
Forward foreign currency contracts	581,084
Written options	(253,556)
Swap contracts	(194,421)
(3,464,434)
Net realized and unrealized loss	(2,695,174)
Decrease in net assets from operations	$(2,370,922)

26	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$324,252	$94,716
Net realized gain (loss)	769,260	(257,330)
Change in net unrealized appreciation (depreciation)	(3,464,434)	2,622,823
Increase (decrease) in net assets resulting from operations	(2,370,922)	2,460,209
Distributions to shareholders
From net investment income and net realized gain
Class A	(575)	—
Class C	(402)	—
Class I	(398)	—
Class R6	(397)	—
Class NAV	(372,263)	—
From net investment income
Class A	—	(640)
Class C	—	(82)
Class I	—	(785)
Class R6	—	(876)
Class NAV	—	(434,624)
Total distributions	(374,035)	(437,007)
From fund share transactions	(11,582,733)	(1,775,214)
Total increase (decrease)	(14,327,690)	247,988
Net assets
Beginning of year	47,534,968	47,286,980
End of year[1]	$33,207,278	$47,534,968

[1]	Net assets - End of year includes undistributed net investment income of $324,884 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	27

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$9.98	$9.58	$10.00
Net investment income (loss)[2]	0.04	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(0.62)	0.48	(0.43)
Total from investment operations	(0.58)	0.46	(0.42)
Less distributions
From net investment income	—	(0.06)	—
From net realized gain	(0.08)	—	—
Total distributions	(0.08)	(0.06)	—
Net asset value, end of period	$9.32	$9.98	$9.58
Total return (%)[3,4]	(5.86)	4.84	(4.20) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.62	2.89	2.92 [7]
Expenses including reductions	1.98	1.99	2.00 [7]
Net investment income (loss)	0.39	(0.17)	0.10 [7]
Portfolio turnover (%)	141	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
28	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$9.92	$9.54	$10.00
Net investment loss[2]	(0.04)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.59)	0.48	(0.43)
Total from investment operations	(0.63)	0.39	(0.46)
Less distributions
From net investment income	—	(0.01)	—
From net realized gain	(0.08)	—	—
Total distributions	(0.08)	(0.01)	—
Net asset value, end of period	$9.21	$9.92	$9.54
Total return (%)[3,4]	(6.41)	4.07	(4.60) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.37	3.64	3.67 [7]
Expenses including reductions	2.73	2.74	2.75 [7]
Net investment loss	(0.42)	(0.92)	(0.65) [7]
Portfolio turnover (%)	141	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	29

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$10.00	$9.59	$10.00
Net investment income[2]	0.06	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.60)	0.48	(0.43)
Total from investment operations	(0.54)	0.49	(0.41)
Less distributions
From net investment income	—	(0.08)	—
From net realized gain	(0.08)	—	—
Total distributions	(0.08)	(0.08)	—
Net asset value, end of period	$9.38	$10.00	$9.59
Total return (%)[3]	(5.45)	5.13	(4.10) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.38	2.63	2.65 [6]
Expenses including reductions	1.74	1.73	1.73 [6]
Net investment income	0.57	0.09	0.37 [6]
Portfolio turnover (%)	141	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
30	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$10.01	$9.60	$10.00
Net investment income[2]	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.60)	0.48	(0.43)
Total from investment operations	(0.53)	0.50	(0.40)
Less distributions
From net investment income	—	(0.09)	—
From net realized gain	(0.08)	—	—
Total distributions	(0.08)	(0.09)	—
Net asset value, end of period	$9.40	$10.01	$9.60
Total return (%)[3]	(5.34)	5.23	(4.00) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28	2.54	2.56 [6]
Expenses including reductions	1.63	1.62	1.62 [6]
Net investment income	0.68	0.19	0.48 [6]
Portfolio turnover (%)	141	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND	31

CLASS NAV SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$10.01	$9.60	$10.00
Net investment income[2]	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.60)	0.48	(0.43)
Total from investment operations	(0.53)	0.50	(0.40)
Less distributions
From net investment income	—	(0.09)	—
From net realized gain	(0.08)	—	—
Total distributions	(0.08)	(0.09)	—
Net asset value, end of period	$9.40	$10.01	$9.60
Total return (%)[3]	(5.34)	5.23	(4.00) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$33	$47	$47
Ratios (as a percentage of average net assets):
Expenses before reductions	2.26	2.52	2.54 [5]
Expenses including reductions	1.62	1.62	1.62 [5]
Net investment income	0.76	0.20	0.48 [5]
Portfolio turnover (%)	141	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
32	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Focused Strategies Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The funds may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statements of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end management investment companies are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       33

before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant observable inputs
Investments in securities:
Assets
Foreign government obligations	$7,294,418	—	$7,294,418	—
Corporate bonds	5,504,724	—	5,504,724	—
Common stocks	4,738,496	$2,089,424	2,649,072	—
Purchased options	2,183,267	337,209	1,846,058	—
Short-term investments	11,331,092	306,805	11,024,287	—
Total investments in securities	$31,051,997	$2,733,438	$28,318,559	—
Assets
Futures	$58,206	$46,861	$11,345	—
Forward foreign currency contracts	543,459	—	543,459	—
Swap contracts	724,822	—	724,822	—
Liabilities
Futures	(558,352)	(365,926)	(192,426)	—
Forward foreign currency contracts	(425,184)	—	(425,184)	—
Written options	(1,118,651)	(342,103)	(776,548)	—
Swap contracts	(380,228)	—	(380,228)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       34

dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $1,824.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$79,346	$339,974
Long-term capital gains	294,689	97,033
Total	$374,035	$437,007

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $109,362 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, characterization of distributions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

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Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts and payable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund of investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Receivable/payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2018, the fund used futures contracts to gain exposure to certain securities markets and to foreign bond markets, maintain diversity of the fund and manage exposure to equity volatility. The fund held futures contracts with notional values ranging from $20.5 million to $42.3 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $35.5 million to $54.5 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying

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instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. Use the following disclosure only when fund has written/purchased options: If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

An interest rate swaption is an option to enter into an interest rate swap.

During the year ended October 31, 2018, the fund used purchased options contracts to manage against anticipated changes in securities markets and interest rate changes, gain exposure to certain securities markets, manage duration of the fund and to maintain diversity of the fund. The fund held purchased options contracts with market values ranging from $1.6 million to $2.2 million, as measured at each quarter end.

During the year ended October 31, 2018, the fund wrote option contracts to gain exposure to foreign currency and certain securities markets, to maintain diversity of the fund and to manage against anticipated changes in currency exchange rates and securities markets. The fund held written options contracts with market values ranging from $68.0 thousand to $593.1 thousand, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

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During the year ended October 31, 2018, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to the treasuries market. The fund held interest rate swaps with total USD notional amounts ranging from $68.2 million to $147.0 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the year ended October 31, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $4.6 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended October 31, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from up to $6.8 million, as measured at each quarter end.

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the year ended October 31, 2018, the fund used inflation swaps to manage inflation duration of the fund, maintain diversity of the fund and manage against anticipated changes in inflation. The fund held inflation swaps with total USD notional amounts ranging from $21.2 million to $92.4 million, as measured at each quarter end.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       39

of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the year ended October 31, 2018, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets and maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging from $6.0 million to $9.8 million, as measured at each quarter end.

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended October 31, 2018, the fund used variance swaps to maintain diversity of the fund and to manage against anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $39.6 thousand to $188.1 thousand, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$11,345	($515,352)
Interest rate	Receivable/payable for futures	Futures†	46,861	(43,000)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	543,459	(425,184)
Equity	Investments, at value*	Purchased options	337,209	—
Interest rate	Investments, at value*	Purchased options	1,846,058	—
Equity	Written options, at value	Written options	—	(506,215)
Interest rate	Written options, at value	Interest rate swaption	—	(612,436)
Equity	Swap contracts, at value	Total return swaps^	72,198	(89,973)
Credit	Swap contracts, at value	Credit default swaps^	326,612	—
Interest rate	Swap contracts, at value	Interest rate swaps^	277,093	(206,004)
Interest rate	Swap contracts, at value	Inflation swaps^	48,919	(84,251)
Total			$3,509,754	($2,482,415)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investment.
^ Reflects cumulative value of swap contracts. Payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       40

termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

OTC Financial Instruments	Asset	Liability
Purchased options	$1,846,058	—
Forward foreign currency contracts	543,459	($425,184)
Written options	—	(164,112)
Inflation swaps	48,919	(84,251)
Total return swaps	72,198	(89,973)
Totals	$2,510,634	($763,520)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Capital	($38,542)	—	—	($38,542)
BNP Paribas SA	(165,470)	—	—	(165,470)
Citigroup	(24,949)	—	—	(24,949)
Deutsche Bank AG	348,710	$270,000	—	78,710
Goldman Sachs	262,469	260,000	—	2,469
HSBC	3,845	—	—	3,845
JPMorgan Chase	(45,567)	—	—	(45,567)
Merrill Lynch	(26,641)	—	—	(26,641)
Morgan Stanley & Company, Inc.	785,138	690,000	—	95,138
RBC Dominion Securities	19,525	—	—	19,525
Societe Generale Paris	16,160	—	—	16,160
Total	$1,134,678	$1,220,000	—	($85,322)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	$184,224	$184,224
Equity	($70,633)	$485,186	—	($337,873)	158,555	235,235
Foreign currency	—	—	($784,146)	121,068	—	(663,078)
Interest rate	275,274	(280,423)	—	(143,626)	(314,236)	(463,011)
Total	$204,641	$204,763	($784,146)	($360,431)	$28,543	($706,630)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	($87,475)	($87,475)
Equity	($394,650)	($1,591,420)	—	($97,449)	(160,496)	(2,244,015)
Foreign currency	—	—	$581,084	—	—	581,084
Interest rate	146,563	163,678	—	(156,107)	53,550	207,684
Total	($248,087)	($1,427,742)	$581,084	($253,556)	($194,421)	($1,542,722)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 1.550% of the first $500 million of the fund's average daily net assets; and (b) 1.500% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Standard Life Investment (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31,2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 1.62% of the fund's average net assets. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2019, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2018, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares, on an annualized basis.

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For the year ended October 31,2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$480	Class R6	$363
Class C	358	Class NAV	274,297
Class I	360	Total	$275,858

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.91% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $58 for the year ended October 31, 2018. Of this amount, $9 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $49 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$180	$77
Class C	544	59
Class I	—	64
Class R6	—	6
Total	$724	$206

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,506	$23,804	3,011	$29,669
Distributions reinvested	18	176	3	32
Repurchased	(6,528)	(63,836)	(768)	(7,486)
Net increase	(4,004)	$(39,856)	2,246	$22,215
Class C shares
Sold	—	—	1,778	$17,000
Distributions reinvested	—	—	—	2
Repurchased	(4,892)	$(48,039)	(1,948)	(19,155)
Net increase	(4,892)	$(48,039)	(170)	$(2,153)
Class I shares
Repurchased	(4,939)	$(48,946)	—	—
Net increase	(4,939)	$(48,946)	—	—
Class R6 shares
Repurchased	(4,944)	$(49,045)	—	—
Net increase	(4,944)	$(49,045)	—	—
Class NAV shares
Sold	132,550	$1,297,840	272,284	$2,637,523
Distributions reinvested	37,909	372,263	45,558	434,624
Repurchased	(1,368,143)	(13,066,950)	(497,740)	(4,867,423)
Net increase	(1,197,684)	$(11,396,847)	(179,898)	$(1,795,276)
Total net decrease	(1,216,463)	$(11,582,733)	(177,822)	$(1,775,214)

Affiliates of the fund owned 61%, 100%, 100%, 100% and 100% of shares of Class A, Class C, Class I, Class R6, and Class NAV respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $26,301,313 and $22,268,575, respectively, for the year ended October 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $2,107,543 and $2,106,267, respectively, for the year ended October 31, 2018.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31,2018, within the John Hancock group of funds complex, John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio had an affiliated ownership of 5%or more at 99.3% of the fund's net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Focused Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Global Focused Strategies Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers or transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $294,689 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Focused Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018 the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the relatively short performance history of the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate.
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       55

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       56

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       57

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, Inc.

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       58

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Focused Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647917	462A 10/18 12/18

John Hancock

ESG All Cap Core Fund

Annual report 10/31/18
ESG

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The S&P Composite 1500 Index combines three indexes, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Large-caps stocks outperformed small and mid caps

Large-cap growth stocks, particularly in information technology and communication services, led the market for much of the period.

The fund underperformed its benchmark

The fund trailed the S&P Composite 1500 Index primarily due to selection in healthcare and financials.

Selection across sectors was mixed

Selection in the consumer discretionary, materials, and information technology sectors was strong, while selection in healthcare, financials, and industrials was a drag.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Elizabeth R. Levy, CFA, Trillium Asset Management

Elizabeth R. Levy, CFA
Portfolio Manager
Trillium AssetManagement

How would you describe the market environment during the 12 months ended October 31, 2018?

The period was mostly characterized by strong performance among large-cap U.S. growth stocks. U.S. tax reform enacted at the end of 2017 proved to be a substantial driver of after-tax corporate earnings growth in 2018, and economic data generally supported the performance of higher-risk assets. Interestingly—and somewhat surprisingly—the market didn't lavish the greatest rewards on the most cyclically oriented sectors of the market, as one might have expected it to have done in an expanding economy getting an additional boost from fiscal policy and deregulation.

In our view, this slightly unusual performance reflects how the market struggled to interpret two contrasting themes. The first theme concerns the unusually high level of fiscal stimulus—including tax cuts—being added to an already expanding economy; the second concerns monetary policy, which is becoming increasingly less accommodative. We believe the uncertainty generated by these contrasting themes contributed to a price-to-earnings (P/E) contraction in more cyclical sectors during the period, and we think it suggests how the market could place a premium on steadier growth and stability going forward.

From an environmental, social, and governance (ESG) perspective, what were some of the issues you grappled with during the period?

We think the #MeToo movement underscores a variety of critical issues in workplace safety, sexual harassment, and gender pay equity that U.S. corporations must be prepared to consider and work through. The movement itself helped us frame questions to ask of company managements concerning their preparedness for dealing with discrimination and violence in the workplace—and,

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       4

"The period was mostly characterized by strong performance among large-cap U.S. growth stocks."
more importantly, it helped us focus our approach to asking about the steps companies are taking to foster a corporate culture that can mitigate these risks.

While markets have taken heart from the strong employment data that we saw over the prior 12 months, very little wage growth accompanied this macroeconomic improvement. As part of our ongoing concern with issues around human capital—or how companies treat their workers as human assets rather than merely as means to an end—we took a hard look at companies' compensation policies and plans to reward their employees in a time of record corporate profits and labor market constraints.

The fund trailed its benchmark, the S&P Composite 1500 Index, for the period. What stocks or strategies were among the largest detractors to relative returns?

Some of the fund's exposure to the information technology sector that were lower down the capitalization spectrum had a negative impact on relative returns. In addition, while we added a position in Apple, one of the strong-performing mega-cap tech companies, we didn't do that until the latter third of the period, after this stock had experienced a stretch of robust returns.

In terms of other individual names, Newell Brands, Inc., which is a housewares company, struggled

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Alphabet, Inc., Class A	4.0
Microsoft Corp.	2.8
Bank of America Corp.	2.3
The TJX Companies, Inc.	2.2
Mastercard, Inc., Class A	2.2
Cigna Corp.	2.0
PayPal Holdings, Inc.	1.9
Merck & Company, Inc.	1.9
Ecolab, Inc.	1.8
Verizon Communications, Inc.	1.8
TOTAL	22.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       5

"... we did make an effort to place a greater emphasis on more stable, quality growth companies—particularly U.S.-focused companies rather than multinational companies..."
during the period. Competition from some of the giants of e-commerce—including Amazon.com, Inc.—generally put pressure on this company's ability to grow its earnings.

Another large detractor was our decision to not own the stock of Amazon. From an ESG perspective, Amazon doesn't meet our criteria for investment because of its lack of ESG exposure despite its large size. Nonetheless, Amazon's stock rose for much of the period; given its size in the benchmark, that set back the fund's relative returns.

What stocks or strategies were among the contributors?

In terms of top individual contributors, the stock of Lululemon Athletica, Inc. delivered strong results. This athletic leisure apparel company was a standout performer, rising more than 100% over the period. The company worked consistently on improving product quality and began to diversify its product lines.

Another strong performer was the stock of The TJX Companies, Inc. TJX buys inventory from other retailers that are otherwise unable to sell their goods—and so it's usually able to acquire these items at a steep discount. A number of dislocations in retail markets during the period helped TJX build strong momentum during the period.

A third contributor was a stalwart slow-growth company, McCormick & Company, Inc., which specializes in spices. The company doesn't have as much competitive pressure as the average food company, and strong demand for spices during the period helped boost the company's bottom line.

Could you describe the fund's positioning at the end of the period, as well as your outlook for the portfolio?

In terms of sector allocation, the fund was positioned in a relatively neutral manner at the end of the period. The largest deviation from the benchmark was an underweight to the new communication

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       6

services sector, which we felt presented risk in terms of valuation and momentum, as demonstrated at the end of the period.

That's not to say the fund was defensively positioned, but we did make an effort to place a greater emphasis on more stable, quality growth companies—particularly U.S.-focused companies rather than multinational companies that derive large portions of their revenue from non-U.S. markets.

As always, we continue to remain focused on high-quality, growth-oriented companies that meet our ESG criteria, are selling at reasonable prices, and can demonstrate growth in earnings even in a more challenging economic environment.

MANAGED BY

Stephanie R. Leighton, CFA On the fund since inception Investing since 1986
Elizabeth R. Levy, CFA On the fund since inception Investing since 2004
Cheryl I. Smith, Ph.D., CFA On the fund since inception Investing since 1987

The views expressed in this report are exclusively those of Elizabeth R. Levy, CFA, Trillium Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	0.53	8.61	21.98
Class C	3.98	10.16	26.20
Class I2	6.02	11.24	29.21
Class R6[2]	6.14	11.37	29.55
Index†	6.86	13.27	34.94

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I or Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	2.34	3.09	2.08	1.99
Net (%)	1.17	1.92	0.91	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P Composite 1500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P Composite 1500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-6-16	12,620	12,620	13,494
Class I2	6-6-16	12,921	12,921	13,494
Class R6[2]	6-6-16	12,955	12,955	13,494

The S&P Composite 1500 Index combines three indexes, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-6-16.
2	For certain types of investors as described in the fund's prospectus.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,004.80	$5.91	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,001.60	9.69	1.92%
	Hypothetical example	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	1,006.50	4.75	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class R6	Actual expenses/actual returns	1,000.00	1,007.30	4.15	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 99.5%		$23,170,491
(Cost $20,165,039)
Communication services 7.3%		1,694,224
Diversified telecommunication services 1.8%
Verizon Communications, Inc.	7,452	425,435
Interactive media and services 4.0%
Alphabet, Inc., Class A (A)	847	923,721
Media 1.5%
Omnicom Group, Inc.	4,643	345,068
Consumer discretionary 11.6%		2,701,799
Auto components 0.7%
BorgWarner, Inc.	4,154	163,709
Hotels, restaurants and leisure 1.5%
Starbucks Corp.	5,824	339,364
Household durables 0.7%
Newell Brands, Inc.	10,817	171,774
Internet and direct marketing retail 1.0%
Booking Holdings, Inc. (A)	130	243,695
Multiline retail 1.6%
Target Corp.	4,455	372,572
Specialty retail 3.7%
The Home Depot, Inc.	1,930	339,448
The TJX Companies, Inc.	4,692	515,557
Textiles, apparel and luxury goods 2.4%
Lululemon Athletica, Inc. (A)	1,556	218,976
NIKE, Inc., Class B	4,487	336,704
Consumer staples 6.1%		1,431,875
Food and staples retailing 2.1%
Costco Wholesale Corp.	1,686	385,470
United Natural Foods, Inc. (A)	4,627	100,545
Food products 1.7%
McCormick & Company, Inc.	2,761	397,584
Household products 0.9%
The Procter & Gamble Company	2,419	214,517
Personal products 1.4%
Unilever NV	6,206	333,759
Energy 5.1%		1,200,728
Energy equipment and services 0.9%
Core Laboratories NV	2,484	211,736
12	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels 4.2%
EOG Resources, Inc.	3,510	$369,743
Marathon Petroleum Corp.	4,528	318,998
ONEOK, Inc.	4,577	300,251
Financials 13.1%		3,041,196
Banks 8.2%
Bank of America Corp.	19,864	546,260
East West Bancorp, Inc.	5,783	303,261
First Republic Bank	4,007	364,597
KeyCorp	17,405	316,075
The PNC Financial Services Group, Inc.	2,965	380,973
Capital markets 1.0%
The Bank of New York Mellon Corp.	4,635	219,375
Insurance 3.9%
Aflac, Inc.	7,411	319,192
Chubb, Ltd.	2,924	365,237
Reinsurance Group of America, Inc.	1,589	226,226
Health care 14.7%		3,422,066
Biotechnology 1.1%
Celgene Corp. (A)	3,437	246,089
Health care equipment and supplies 2.8%
Hologic, Inc. (A)	7,436	289,930
Medtronic PLC	4,040	362,873
Health care providers and services 4.2%
Cigna Corp.	2,191	468,458
CVS Health Corp.	2,508	181,554
Quest Diagnostics, Inc.	3,600	338,796
Life sciences tools and services 3.8%
Illumina, Inc. (A)	782	243,319
IQVIA Holdings, Inc. (A)	2,883	354,407
Waters Corp. (A)	1,556	295,158
Pharmaceuticals 2.8%
Johnson & Johnson	1,409	197,246
Merck & Company, Inc.	6,035	444,236
Industrials 10.1%		2,353,867
Aerospace and defense 1.0%
Hexcel Corp.	3,910	228,813
Building products 0.7%
Johnson Controls International PLC	5,489	175,483
Construction and engineering 0.7%
Quanta Services, Inc. (A)	5,221	162,895
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	13

	Shares	Value
Industrials (continued)
Electrical equipment 2.7%
ABB, Ltd., ADR	10,825	$217,151
Acuity Brands, Inc.	1,083	136,068
Eaton Corp. PLC	3,893	279,011
Machinery 3.6%
The Middleby Corp. (A)	2,175	244,253
Wabtec Corp.	3,315	271,896
Xylem, Inc.	4,911	322,063
Road and rail 1.4%
J.B. Hunt Transport Services, Inc.	2,859	316,234
Information technology 20.9%		4,858,254
Communications equipment 1.1%
Palo Alto Networks, Inc. (A)	1,441	263,761
Electronic equipment, instruments and components 2.0%
IPG Photonics Corp. (A)	1,124	150,110
Trimble, Inc. (A)	8,169	305,357
IT services 4.1%
Mastercard, Inc., Class A	2,590	511,965
PayPal Holdings, Inc. (A)	5,286	445,028
Semiconductors and semiconductor equipment 4.2%
Analog Devices, Inc.	4,015	336,096
First Solar, Inc. (A)	4,040	168,872
Maxim Integrated Products, Inc.	4,308	215,486
Xilinx, Inc.	2,981	254,488
Software 7.7%
Adobe, Inc. (A)	1,368	336,200
ANSYS, Inc. (A)	1,368	204,584
Blackbaud, Inc.	1,890	135,551
LogMeIn, Inc.	2,337	201,262
Microsoft Corp.	6,166	658,590
salesforce.com, Inc. (A)	1,849	253,757
Technology hardware, storage and peripherals 1.8%
Apple, Inc.	1,906	417,147
Materials 4.2%		969,827
Chemicals 3.4%
Ecolab, Inc.	2,786	426,676
International Flavors & Fragrances, Inc.	2,574	372,355
Containers and packaging 0.8%
Sealed Air Corp.	5,278	170,796
Real estate 3.7%		855,145
Equity real estate investment trusts 3.7%
AvalonBay Communities, Inc.	1,246	218,523
14	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Federal Realty Investment Trust	1,132	$140,425
HCP, Inc.	4,684	129,044
SBA Communications Corp. (A)	2,264	367,153
Utilities 2.7%		641,510
Electric utilities 0.9%
Avangrid, Inc.	4,765	224,003
Water utilities 1.8%
American Water Works Company, Inc.	4,716	417,507

	Yield (%)	Shares	Value
Short-term investments 0.2%			$43,336
(Cost $43,336)
Money market funds 0.2%			43,336
Federated Government Obligations Fund, Institutional Class	2.0314(B)	43,336	43,336

Total investments (Cost $20,208,375) 99.7%	$23,213,827
Other assets and liabilities, net 0.3%	80,363
Total net assets 100.0%	$23,294,190

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $20,218,360. Net unrealized appreciation aggregated to $2,995,467, of which $4,225,571 related to gross unrealized appreciation and $1,230,104 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $20,208,375)	$23,213,827
Cash	50,001
Dividends and interest receivable	16,850
Receivable for fund shares sold	16,765
Receivable from affiliates	442
Other assets	29,415
Total assets	23,327,300
Liabilities
Payable for fund shares repurchased	376
Payable to affiliates
Accounting and legal services fees	2,593
Transfer agent fees	2,265
Trustees' fees	128
Other liabilities and accrued expenses	27,748
Total liabilities	33,110
Net assets	$23,294,190
Net assets consist of
Paid-in capital	$19,331,402
Accumulated distributable earnings (accumulated loss)	3,962,788
Net assets	$23,294,190

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,489,292 ÷ 521,697 shares)[1]	$12.44
Class C ($1,576,001 ÷ 128,077 shares)[1]	$12.31
Class I ($14,049,096 ÷ 1,126,622 shares)	$12.47
Class R6 ($1,179,801 ÷ 94,538 shares)	$12.48
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK ESG All Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$313,586
Interest	3,869
Less foreign taxes withheld	(454)
Total investment income	317,001
Expenses
Investment management fees	170,269
Distribution and service fees	30,554
Accounting and legal services fees	4,909
Transfer agent fees	24,805
Trustees' fees	554
Custodian fees	19,463
State registration fees	62,123
Printing and postage	20,092
Professional fees	43,875
Other	13,217
Total expenses	389,861
Less expense reductions	(150,591)
Net expenses	239,270
Net investment income	77,731
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	922,268
922,268
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	164,278
164,278
Net realized and unrealized gain	1,086,546
Increase in net assets from operations	$1,164,277

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG All Cap Core Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$77,731	$94,195
Net realized gain	922,268	405,112
Change in net unrealized appreciation (depreciation)	164,278	2,737,327
Increase in net assets resulting from operations	1,164,277	3,236,634
Distributions to shareholders
From net investment income and net realized gain
Class A	(136,603)	—
Class C	(24,824)	—
Class I	(315,431)	—
Class R6	(30,156)	—
From net investment income
Class A	—	(29,473)
Class C	—	(2,264)
Class I	—	(78,073)
Class R6	—	(8,198)
From net realized gain
Class A	—	(12,393)
Class C	—	(2,608)
Class I	—	(27,096)
Class R6	—	(2,608)
Total distributions	(507,014)	(162,713)
From fund share transactions	2,267,090	1,815,587
Total increase	2,924,353	4,889,508
Net assets
Beginning of year	20,369,837	15,480,329
End of year[1]	$23,294,190	$20,369,837

[1]	Net assets - End of year includes undistributed net investment income of $59,239 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK ESG All Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$12.03	$10.14	$10.00
Net investment income[2]	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.66	1.95	0.10
Total from investment operations	0.69	1.99	0.14
Less distributions
From net investment income	(0.04)	(0.07)	—
From net realized gain	(0.24)	(0.03)	—
Total distributions	(0.28)	(0.10)	—
Net asset value, end of period	$12.44	$12.03	$10.14
Total return (%)[3,4]	5.80	19.73	1.40 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	2.34	2.62 [6]
Expenses including reductions	1.17	1.18	1.19 [6]
Net investment income	0.23	0.38	0.47 [7]
Portfolio turnover (%)	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG All Cap Core Fund	19

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$11.96	$10.11	$10.00
Net investment income (loss)[2]	(0.07)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	0.66	1.95	0.10
Total from investment operations	0.59	1.91	0.11
Less distributions
From net investment income	—	(0.03)	—
From net realized gain	(0.24)	(0.03)	—
Total distributions	(0.24)	(0.06)	—
Net asset value, end of period	$12.31	$11.96	$10.11
Total return (%)[3,4]	4.98	18.90	1.10 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.58	3.09	3.37 [6]
Expenses including reductions	1.92	1.93	1.94 [6]
Net investment loss	(0.52)	(0.37)	(0.28) [7]
Portfolio turnover (%)	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.
20	JOHN HANCOCK ESG All Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$12.06	$10.15	$10.00
Net investment income[2]	0.06	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.66	1.95	0.10
Total from investment operations	0.72	2.02	0.15
Less distributions
From net investment income	(0.07)	(0.08)	—
From net realized gain	(0.24)	(0.03)	—
Total distributions	(0.31)	(0.11)	—
Net asset value, end of period	$12.47	$12.06	$10.15
Total return (%)[3]	6.02	20.07	1.50 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59	2.08	2.36 [5]
Expenses including reductions	0.93	0.92	0.92 [5]
Net investment income	0.47	0.64	0.74 [6]
Portfolio turnover (%)	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG All Cap Core Fund	21

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$12.07	$10.16	$10.00
Net investment income[2]	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.66	1.95	0.10
Total from investment operations	0.73	2.03	0.16
Less distributions
From net investment income	(0.08)	(0.09)	—
From net realized gain	(0.24)	(0.03)	—
Total distributions	(0.32)	(0.12)	—
Net asset value, end of period	$12.48	$12.07	$10.16
Total return (%)[3]	6.14	20.14	1.60 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.49	1.99	2.26 [5]
Expenses including reductions	0.82	0.81	0.81 [5]
Net investment income	0.58	0.75	0.84 [6]
Portfolio turnover (%)	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.
22	JOHN HANCOCK ESG All Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG All Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       23

As of October 31, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $1,781.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$394,006	$161,554
Long-term capital gains	113,008	1,159
Total	$507,014	$162,713

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $97,795 of undistributed ordinary income and $869,526 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2018.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: (a) 0.750% of the first $250 million of the fund's average daily net assets; (b) 0.725% of the next $250 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets, and (d) 0.700% of the fund's average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.81% of average net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2019, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at that time.

Prior to March 1, 2018, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares.

For the year ended October 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$43,276	Class R6	$7,881
Class C	9,468	Total	$150,591
Class I	89,966

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.09% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $8,904 for the year ended October 31, 2018. Of this amount, $1,422 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,219 was paid as sales commissions to broker-dealers and $263 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, CDSCs received by the Distributor amounted to $128 for Class C shares. There were no CDSCs for Class A shares during year ended October 31, 2018.

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Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$16,304	$7,034
Class C	14,250	1,537
Class I	—	16,088
Class R6	—	146
Total	$30,554	$24,805

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	98,833	$1,227,519	54,262	$600,150
Distributions reinvested	1,547	18,777	70	748
Repurchased	(47,602)	(601,766)	(11,237)	(123,809)
Net increase	52,778	$644,530	43,095	$477,089
Class C shares
Sold	29,199	$370,783	12,770	$142,776
Distributions reinvested	259	3,125	—	—
Repurchased	(3,630)	(45,696)	(521)	(6,082)
Net increase	25,828	$328,212	12,249	$136,694
Class I shares
Sold	114,921	$1,463,771	129,398	$1,420,596
Distributions reinvested	3,174	38,537	370	3,937
Repurchased	(17,372)	(216,440)	(23,476)	(267,762)
Net increase	100,723	$1,285,868	106,292	$1,156,771

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		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	2,799	$35,277	3,855	$45,033
Distributions reinvested	98	1,197	—	—
Repurchased	(2,214)	(27,994)	—	—
Net increase	683	$8,480	3,855	$45,033
Total net increase	180,012	$2,267,090	165,491	$1,815,587

Affiliates of the fund owned 81%, 70%, 80% and 95% of shares of Class A, Class C, Class I and Class R6, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $6,188,589 and $4,156,862, respectively, for the year ended October 31, 2018.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG All Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock ESG All Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent; when replies were not received from transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $113,008 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       35

received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Trillium Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647902	466A 10/18 12/18

John Hancock

ESG Large Cap Core Fund

Annual report 10/31/18
ESG

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth.  Despite the uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by company fundamentals—such as balance sheet strength and earnings growth—and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors as 2018 draws to a close is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG Large Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

TOTAL RETURNS AS OF 10/31/18 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Large-cap stocks outperformed small and mid caps

Large-cap growth stocks, particularly in the information technology and communication services sectors, led the market for much of the period.

The fund outperformed its benchmark

The fund outpaced its benchmark, the S&P 500 Index, primarily due to positive stock selection.

Selection across a variety of sectors boosted relative returns

Selection in the consumer discretionary and information technology sectors was particularly strong; selection in healthcare had a negative impact.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Managers Stephanie R. Leighton, CFA, and Cheryl I. Smith, Ph.D., CFA, Trillium Asset Management

Stephanie R. Leighton, CFA
Portfolio Manager
Trillium AssetManagement

Cheryl I. Smith, Ph.D., CFA
Portfolio Manager
Trillium AssetManagement

How would you describe the market environment during the 12-months ended October 31, 2018?

The period was mostly characterized by strong performance among large-cap U.S. growth stocks. U.S. tax reform from the end of 2017 proved to be a substantial driver of after-tax corporate earnings growth in 2018, and economic data generally supported the performance of higher-risk assets. Interestingly—and somewhat surprisingly—the market didn't lavish the greatest rewards on the most cyclically oriented sectors of the market, as one might have expected it to have done in an expanding economy getting an additional boost from fiscal policy and deregulation.

In our view, this slightly unusual performance reflects how the market struggled to interpret two contrasting themes. The first theme concerns the unusually high level of fiscal stimulus—including tax cuts—being added to an already expanding economy; the second concerns monetary policy, which is becoming increasingly less accommodative. We believe the uncertainty generated by these contrasting themes contributed to a price-to-earnings (P/E) contraction in more cyclical sectors during the period, and we think it suggests how the market could place a premium on steadier growth and stability going forward.

From an environmental, social, and governance (ESG) perspective, what were some of the issues you grappled with during the period?

One area of increasing concern was the rise of certain risks within social media. We sought to address these issues through our shareholder advocacy work—including a proposal we made to the board of directors of Facebook, Inc., whose shares we held in the fund. Our proposal, which was

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       4

"While markets have taken heart from the strong employment data that we saw over the prior 12 months, very little wage growth accompanied this macroeconomic improvement."
submitted before news of the Cambridge Analytica scandal broke, was to establish more robust risk controls focused on data security and privacy.

Another set of issues we addressed during the last year focused on the #MeToo movement. We think #MeToo underscores a variety of critical issues in workplace safety, sexual harassment, and gender pay equity that U.S. corporations must be prepared to consider and work through. The movement itself helped us frame questions to ask of company managements concerning their preparedness for dealing with discrimination and violence in the workplace—and, more importantly, it helped us focus our approach to asking about the steps companies are taking to foster a corporate culture that can mitigate these risks.

While markets have taken heart from the strong employment data that we saw over the prior 12 months, very little wage growth accompanied this macroeconomic improvement. As part of our ongoing concern with issues around human capital—or how companies treat their workers as human assets rather than merely as means to an end—we took a hard look at companies' compensation policies and plans to reward their employees in a time of record corporate profits and labor market constraints.

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Microsoft Corp.	4.7
Alphabet, Inc., Class A	4.3
Apple, Inc.	3.2
Verizon Communications, Inc.	2.8
Mastercard, Inc., Class A	2.8
Bank of America Corp.	2.7
The TJX Companies, Inc.	2.6
Cigna Corp.	2.4
Johnson & Johnson	2.2
The PNC Financial Services Group, Inc.	2.1
TOTAL	29.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       5

"... we made an effort to place a greater emphasis on more stable, quality growth companies—particularly U.S.-focused companies rather than multinationals..."

The fund outperformed its benchmark, the S&P 500 Index, for the period. What stocks or strategies were among the top contributors to relative returns?

The fund's underweight to materials and overweight to consumer discretionary, consumer staples and healthcare stocks contributed positively to the fund's results. Also, our stock selection in a variety of sectors reflected strong analyst input, but particularly in the consumer staples and information technology sectors.

In terms of individual contributors, the strongest performer was the stock of The TJX Companies, Inc. TJX buys inventory from other retailers who are otherwise unable to sell their goods—and so it's usually able to acquire these items at a steep discount. A number of dislocations in retail markets, including store closings at Sears (not held by the fund) and other major retailers, helped TJX build strong momentum during the period.

Mastercard, Inc. was another strong performer. We view demand for credit cards as a stable, long-term play on the gradual conversion of cash-based transactions to credit-based transactions. Mastercard's earnings benefited from this trend during the period, and we think the company continues to have a long runway for growth, particularly in regions outside the United States where credit cards have yet to fully penetrate retail markets.

A third contributor was a stalwart slow-growth company, McCormick & Company, Inc., which specializes in spices. The company doesn't have as much competitive pressure and strong demand for spices during the period helped boost the company's bottom line.

What stocks or strategies were among the largest detractors from relative returns?

A large detractor was our decision to not own the stock of Amazon.com, Inc. From an ESG perspective, Amazon doesn't meet our criteria for investment because of its stance on labor issues. Nonetheless, Amazon's stock rose for much of the period; given its size in the benchmark, that set back the fund's relative returns.

Newell Brands, Inc., a housewares company whose stock we did own in the fund, struggled during the period. Competition from some of the giants of e-commerce—including Amazon—generally

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       6

put pressure on this company's ability to grow its earnings. We sold this company during the period in favor of other opportunities.

A third detractor was the stock of Chubb, Ltd. This large insurance company underperformed its peers, in part because of merger integration associated with its acquisition by ACE Ltd. (not originally held by the fund), and because of the large number of costly natural catastrophes that impacted Chubb's insurance portfolio during the period. We continue to believe in the company's future prospects and think that merger synergies will eventually be accretive to shareholder value.

Could you describe the fund's positioning at the end of the period, as well as your outlook for the portfolio?

In terms of sector allocation, the fund was positioned in a relatively neutral manner at the end of the period—with no outsize active weights—as we think it's unclear how the contrasting themes of fiscal stimulus and monetary tightening will play out in the months ahead.

That's not to say the fund was defensively positioned, but we made an effort to place a greater emphasis on more stable, quality growth companies—particularly U.S.-focused companies rather than multinationals that derive large portions of their revenue from non-U.S. markets.

As always, we continue to remain focused on high-quality, growth-oriented companies that meet our ESG criteria, are selling at reasonable prices, and can demonstrate growth in earnings even in a more challenging economic environment.

MANAGED BY

Stephanie R. Leighton, CFA On the fund since inception Investing since 1986
Elizabeth R. Levy, CFA On the fund since inception Investing since 2004
Cheryl I. Smith, Ph.D., CFA On the fund since inception Investing since 1987

The views expressed in this report are exclusively those of Stephanie R. Leighton, CFA, and Cheryl I. Smith, Ph.D., CFA, Trillium Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	3.96	9.21	23.62
Class C	7.61	10.74	27.81
Class I2	9.64	11.86	30.95
Class R6[2]	9.76	11.98	31.29
Index†	7.35	13.46	35.48

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	2.23	2.98	1.97	1.87
Net (%)	1.18	1.93	0.92	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-6-16	12,781	12,781	13,548
Class I2	6-6-16	13,095	13,095	13,548
Class R6[2]	6-6-16	13,129	13,129	13,548

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

1	From 6-6-2016.
2	For certain types of investors as described in the fund's prospectus.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,044.90	$6.03	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,040.30	9.87	1.92%
	Hypothetical example	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	1,045.70	4.85	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class R6	Actual expenses/actual returns	1,000.00	1,046.50	4.23	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 99.1%		$51,286,027
(Cost $45,858,804)
Communication services 9.7%		5,010,512
Diversified telecommunication services 2.8%
Verizon Communications, Inc.	25,147	1,435,642
Interactive media and services 6.0%
Alphabet, Inc., Class A (A)	2,061	2,247,685
Facebook, Inc., Class A (A)	5,703	865,658
Media 0.9%
Omnicom Group, Inc.	6,210	461,527
Consumer discretionary 11.7%		6,032,027
Hotels, restaurants and leisure 1.8%
Starbucks Corp.	16,084	937,215
Internet and direct marketing retail 1.1%
Booking Holdings, Inc. (A)	290	543,628
Multiline retail 1.4%
Target Corp.	8,672	725,239
Specialty retail 5.4%
The Home Depot, Inc.	5,703	1,003,044
The TJX Companies, Inc.	12,075	1,326,801
Tractor Supply Company	5,305	487,476
Textiles, apparel and luxury goods 2.0%
NIKE, Inc., Class B	6,843	513,499
VF Corp.	5,974	495,125
Consumer staples 7.2%		3,707,235
Food and staples retailing 2.5%
Costco Wholesale Corp.	2,643	604,269
Sysco Corp.	9,957	710,233
Food products 1.7%
McCormick & Company, Inc.	5,938	855,072
Household products 1.0%
The Procter & Gamble Company	5,866	520,197
Personal products 2.0%
Unilever NV	18,919	1,017,464
Energy 4.6%		2,405,259
Energy equipment and services 0.4%
National Oilwell Varco, Inc.	5,793	213,182
Oil, gas and consumable fuels 4.2%
EOG Resources, Inc.	5,449	573,998
Marathon Oil Corp.	24,531	465,844
12	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Marathon Petroleum Corp.	7,893	$556,062
ONEOK, Inc.	9,088	596,173
Financials 12.5%		6,458,991
Banks 6.9%
Bank of America Corp.	50,710	1,394,525
First Republic Bank	4,291	390,438
KeyCorp	37,602	682,852
The PNC Financial Services Group, Inc.	8,542	1,097,562
Capital markets 2.4%
MSCI, Inc.	3,748	563,624
The Bank of New York Mellon Corp.	13,940	659,780
Insurance 3.2%
Aflac, Inc.	16,149	695,537
Chubb, Ltd.	7,803	974,673
Health care 15.9%		8,245,094
Biotechnology 2.6%
Biogen, Inc. (A)	1,340	407,722
Celgene Corp. (A)	8,599	615,688
Gilead Sciences, Inc.	4,979	339,468
Health care equipment and supplies 3.1%
Baxter International, Inc.	8,599	537,523
Becton, Dickinson and Company	2,154	496,497
Medtronic PLC	6,499	583,740
Health care providers and services 3.9%
Cigna Corp.	5,884	1,258,058
CVS Health Corp.	4,707	340,740
Quest Diagnostics, Inc.	4,598	432,718
Life sciences tools and services 2.2%
Illumina, Inc. (A)	1,068	332,308
IQVIA Holdings, Inc. (A)	6,336	778,884
Pharmaceuticals 4.1%
Johnson & Johnson	8,255	1,155,617
Merck & Company, Inc.	13,125	966,131
Industrials 9.3%		4,813,935
Air freight and logistics 0.8%
United Parcel Service, Inc., Class B	3,802	405,065
Building products 0.8%
Johnson Controls International PLC	13,506	431,787
Commercial services and supplies 1.0%
Waste Management, Inc.	5,848	523,221
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	13

	Shares	Value
Industrials (continued)
Electrical equipment 1.7%
Eaton Corp. PLC	6,880	$493,090
Rockwell Automation, Inc.	2,444	402,600
Industrial conglomerates 0.9%
3M Company	2,317	440,832
Machinery 2.1%
Ingersoll-Rand PLC	6,192	594,060
Xylem, Inc.	7,224	473,750
Professional services 0.8%
Verisk Analytics, Inc. (A)	3,494	418,721
Road and rail 1.2%
J.B. Hunt Transport Services, Inc.	5,703	630,809
Information technology 20.5%		10,627,977
Communications equipment 3.0%
Cisco Systems, Inc.	19,824	906,948
Palo Alto Networks, Inc. (A)	3,494	639,542
IT services 4.8%
Mastercard, Inc., Class A	7,242	1,431,526
PayPal Holdings, Inc. (A)	12,528	1,054,732
Semiconductors and semiconductor equipment 2.8%
Analog Devices, Inc.	5,105	427,340
First Solar, Inc. (A)	6,481	270,906
NXP Semiconductors NV	4,345	325,832
Texas Instruments, Inc.	4,635	430,267
Software 6.7%
Adobe, Inc. (A)	3,150	774,144
Autodesk, Inc. (A)	2,317	299,472
Microsoft Corp.	22,648	2,419,033
Technology hardware, storage and peripherals 3.2%
Apple, Inc.	7,531	1,648,235
Materials 2.1%		1,080,658
Chemicals 2.1%
Ecolab, Inc.	3,277	501,873
International Flavors & Fragrances, Inc.	4,001	578,785
Real estate 2.6%		1,374,333
Equity real estate investment trusts 2.6%
AvalonBay Communities, Inc.	2,408	422,315
HCP, Inc.	15,696	432,425
SBA Communications Corp. (A)	3,204	519,593
14	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 3.0%		$1,530,006
Electric utilities 1.0%
Avangrid, Inc.	10,283	483,404
Water utilities 2.0%
American Water Works Company, Inc.	11,822	1,046,602

	Yield (%)	Shares	Value
Short-term investments 0.1%			$33,737
(Cost $33,737)
Money market funds 0.1%			33,737
Federated Government Obligations Fund, Institutional Class	2.0314(B)	33,737	33,737

Total investments (Cost $45,892,541) 99.2%	$51,319,764
Other assets and liabilities, net 0.8%	417,076
Total net assets 100.0%	$51,736,840

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-18.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $45,894,093. Net unrealized appreciation aggregated to $5,425,671, of which $6,846,321 related to gross unrealized appreciation and $1,420,650 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $45,892,541)	$51,319,764
Cash	50,000
Dividends and interest receivable	42,232
Receivable for fund shares sold	333,979
Receivable from affiliates	497
Other assets	31,286
Total assets	51,777,758
Liabilities
Payable for fund shares repurchased	1,764
Payable to affiliates
Accounting and legal services fees	5,038
Transfer agent fees	5,138
Trustees' fees	135
Other liabilities and accrued expenses	28,843
Total liabilities	40,918
Net assets	$51,736,840
Net assets consist of
Paid-in capital	$45,254,403
Accumulated distributable earnings (accumulated loss)	6,482,437
Net assets	$51,736,840

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,403,510 ÷ 500,741 shares)[1]	$12.79
Class C ($1,545,391 ÷ 122,241 shares)[1]	$12.64
Class I ($42,302,299 ÷ 3,299,530 shares)	$12.82
Class R6 ($1,485,640 ÷ 115,806 shares)	$12.83
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.46

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$682,374
Interest	11,224
Less foreign taxes withheld	(141)
Total investment income	693,457
Expenses
Investment management fees	320,855
Distribution and service fees	28,814
Accounting and legal services fees	9,010
Transfer agent fees	48,673
Trustees' fees	810
Custodian fees	22,630
State registration fees	63,168
Printing and postage	27,041
Professional fees	51,986
Other	14,592
Total expenses	587,579
Less expense reductions	(163,584)
Net expenses	423,995
Net investment income	269,462
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	864,756
864,756
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	2,093,090
2,093,090
Net realized and unrealized gain	2,957,846
Increase in net assets from operations	$3,227,308

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$269,462	$133,213
Net realized gain	864,756	380,345
Change in net unrealized appreciation (depreciation)	2,093,090	3,160,140
Increase in net assets resulting from operations	3,227,308	3,673,698
Distributions to shareholders
From net investment income and net realized gain
Class A	(60,024)	—
Class C	(9,377)	—
Class I	(389,576)	—
Class R6	(15,064)	—
From net investment income
Class A	—	(34,138)
Class C	—	(3,231)
Class I	—	(84,618)
Class R6	—	(9,020)
Total distributions	(474,041)	(131,007)
From fund share transactions	10,939,440	19,061,151
Total increase	13,692,707	22,603,842
Net assets
Beginning of year	38,044,133	15,440,291
End of year[1]	$51,736,840	$38,044,133

[1]	Net assets - End of year includes undistributed net investment income of $88,548 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
18	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$11.81	$10.11	$10.00
Net investment income[2]	0.06	0.07	0.04
Net realized and unrealized gain (loss) on investments	1.04	1.71	0.07
Total from investment operations	1.10	1.78	0.11
Less distributions
From net investment income	(0.03)	(0.08)	—
From net realized gain	(0.09)	—	—
Total distributions	(0.12)	(0.08)	—
Net asset value, end of period	$12.79	$11.81	$10.11
Total return (%)[3,4]	9.41	17.68	1.10 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	2.23	2.73 [6]
Expenses including reductions	1.17	1.18	1.19 [6]
Net investment income	0.46	0.59	0.64 [6,7]
Portfolio turnover (%)	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	19

CLASS C SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$11.73	$10.08	$10.00
Net investment income (loss)[2]	(0.04)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.04	1.70	0.07
Total from investment operations	1.00	1.68	0.08
Less distributions
From net investment income	—	(0.03)	—
From net realized gain	(0.09)	—	—
Total distributions	(0.09)	(0.03)	—
Net asset value, end of period	$12.64	$11.73	$10.08
Total return (%)[3,4]	8.61	16.75	0.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.30	2.98	3.48 [6]
Expenses including reductions	1.92	1.93	1.94 [6]
Net investment loss	(0.30)	(0.16)	(0.11) [6,7]
Portfolio turnover (%)	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.
20	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$11.84	$10.12	$10.00
Net investment income[2]	0.09	0.08	0.05
Net realized and unrealized gain (loss) on investments	1.04	1.73	0.07
Total from investment operations	1.13	1.81	0.12
Less distributions
From net investment income	(0.06)	(0.09)	—
From net realized gain	(0.09)	—	—
Total distributions	(0.15)	(0.09)	—
Net asset value, end of period	$12.82	$11.84	$10.12
Total return (%)[3]	9.64	18.02	1.20 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$30	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.97	2.47 [5]
Expenses including reductions	0.93	0.92	0.92 [5]
Net investment income	0.69	0.69	0.88 [5,6]
Portfolio turnover (%)	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	21

CLASS R6 SHARES Period ended	10-31-18	10-31-17	10-31-16 [1]
Per share operating performance
Net asset value, beginning of period	$11.85	$10.13	$10.00
Net investment income[2]	0.10	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.04	1.71	0.07
Total from investment operations	1.14	1.82	0.13
Less distributions
From net investment income	(0.07)	(0.10)	—
From net realized gain	(0.09)	—	—
Total distributions	(0.16)	(0.10)	—
Net asset value, end of period	$12.83	$11.85	$10.13
Total return (%)[3]	9.76	18.09	1.30 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.87	2.38 [5]
Expenses including reductions	0.82	0.81	0.81 [5]
Net investment income	0.80	0.97	0.99 [5,6]
Portfolio turnover (%)	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.
22	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       23

As of October 31, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $1,819.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       24

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$167,028	$131,007
Long-term capital gains	307,013	—
Total	$474,041	$131,007

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $424,322 of undistributed ordinary income and $632,444 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2018.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.750% of the first $250 million of the fund's average daily net assets; b) 0.725% of the next $250 million of the fund's average daily net assets; c) 0.700% of the next $500 million of the fund's average daily net assets; and d) 0.700% of the fund's average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.81% of average net assets of the fund. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       25

expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2019, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2018, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares, on an annualized basis.

For the year ended October 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$23,808	Class R6	$4,581
Class C	5,044	Total	$163,584
Class I	130,151

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.37% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,874 for the year ended October 31, 2018. Of this amount, $1,214 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $5,660 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       26

clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$15,605	$6,732
Class C	13,209	1,426
Class I	—	40,369
Class R6	—	146
Total	$28,814	$48,673

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2018 and 2017 were as follows:

		Year ended 10-31-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	73,296	$928,680	55,007	$604,471
Distributions reinvested	647	7,814	126	1,332
Repurchased	(49,026)	(613,354)	(11,851)	(130,311)
Net increase	24,917	$323,140	43,282	$475,492
Class C shares
Sold	29,099	$372,962	2,979	$33,367
Distributions reinvested	70	847	12	127
Repurchased	(3,566)	(44,138)	(12)	(124)
Net increase	25,603	$329,671	2,979	$33,370
Class I shares
Sold	785,841	$10,446,427	1,656,593	$18,697,010
Distributions reinvested	2,054	24,834	116	1,224
Repurchased	(41,141)	(524,845)	(13,884)	(152,755)
Net increase	746,754	$9,946,416	1,642,825	$18,545,479
Class R6 shares
Sold	26,119	$351,512	598	$6,810
Distributions reinvested	10	118	—	—
Repurchased	(921)	(11,417)	—	—
Net increase	25,208	$340,213	598	$6,810
Total net increase	822,482	$10,939,440	1,689,684	$19,061,151

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       27

Affiliates of the fund owned 84%, 74%, 74% and 99% of shares of Class A, Class C, Class I and Class R6, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $20,029,338 and $9,161,736, respectively, for the year ended October 31, 2018.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock ESG Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       29

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $307,013 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       30

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       31

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       32

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       33

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

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received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Trillium Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647907	467A 10/18 12/18

John Hancock

ESG International Equity Fund

Annual report 10/31/18
ESG

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG International Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
21	Notes to financial statements
27	Report of independent registered public accounting firm
28	Tax information
29	Continuation of investment advisory and subadvisory agreements
35	Trustees and Officers
39	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The MSCI ACWI ex USA Index is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities lost ground during the period

The combination of weaker economic data and tighter interest-rate policies by many of the world's central banks pressured the performance of foreign stocks.

The fund underperformed its benchmark

The fund finished with a loss, as did its benchmark, the MSCI ACWI ex-USA Index.

Stock selection was the primary driver of underperformance

Holdings in the consumer discretionary and information technology sectors lagged the corresponding benchmark components, pressuring results.

SECTOR COMPOSITION AS OF 10/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Praveen S. Abichandani, CFA, Boston Common Asset Management

Praveen S. Abichandani, CFA
Portfolio Manager
Boston CommonAsset Management

How would you describe the investment environment during the 12 months ended October 31, 2018?

International stocks experienced a variety of headwinds in the second half of the period, leading to a loss of 8.24% for the fund's benchmark, the MSCI ACWI ex-USA Index. Weaker-than-expected economic growth outside of the United States was one of the primary factors weighing on returns. Late in 2017, foreign equities were boosted by investors' anticipation of synchronized global growth. As 2018 progressed, however, it became evident that economic conditions in fact remained quite sluggish overseas. In addition, investors reacted to a variety of developments seen as restricting the world economic outlook in the year ahead, such as weaker data out of China, protectionist U.S. trade policies, and instability in Argentina and Turkey. The markets also saw global central bank actions—including rising rates in the United States and the possibility that the European Central Bank would begin to tighten monetary policy in 2019—as being a potential impediment to growth. International equities were further pressured by the downturn in most foreign currencies against the U.S. dollar, which led to much lower returns for U.S.-based investors versus performance measured in local currencies.

What factors helped and hurt the fund's results?

The fund's underperformance was largely the result of individual stock selection. Our stock picks lagged the corresponding benchmark components in the consumer discretionary and information technology sectors, outweighing positive results in industrials, consumer staples, and financials, among other areas.

Naspers, Ltd. (South Africa) and Ctrip.com International, Ltd. (China), both of which experienced weaker-than-expected revenue growth, were the leading detractors from performance in the consumer discretionary sector. In information technology, China-based Sunny Optical Technology Group Company., Ltd. cost the fund some relative performance. A maker of lenses used in mobile phones, the company's shares declined on concerns that delays in consumers' adoption of higher-end Android phones would dampen demand for its products. Check Point Software Technologies, Ltd. (Israel) and Infineon Technologies AG (Germany) also hurt the fund's return. We

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       4

"Weaker-than-expected economic growth outside of the United States was one of the primary factors weighing on returns."
sold the position in Check Point on the belief that the company's persistent market share losses are hindering its long-term growth outlook.

The Netherlands-based financial services provider ING Groep NV was also a detractor. The company's second-quarter earnings came in below analyst expectations, weighing on its shares.

On the plus side, the Japanese cosmetics producer Shiseido Company, Ltd. was the leading contributor to the fund's relative results. The company successfully restructured its operations, leading to a sharp improvement in its profitability and aiding the fund's performance in the consumer staples sector. We trimmed the position on the belief that the stock had moved closer to a fair valuation. Healthcare was an additional area of relative strength, thanks to the outperformance of the fund's investments in Roche Holding AG (Switzerland), Hoya Corp. (Japan), and Novartis AG (Switzerland). After losing ground in the first half of the period, all three holdings rallied in the second half as investors gravitated to the favorable growth characteristics and attractive valuations of many stocks in the healthcare sector.

How would you summarize the fund's positioning at the close of the period?

We continued to manage the fund in a way that integrates both environmental, social, and governance (ESG) and traditional financial metrics, while also using active engagement with corporate management teams in an effort to make already good companies better through shareholder advocacy. The core of our philosophy is the view that companies that are attentive to

TOP 10 HOLDINGS AS OF 10/31/18 (%)

Roche Holding AG	3.1
ING Groep NV	2.7
Novartis AG	2.7
Equinor ASA	2.4
Hoya Corp.	2.1
Alibaba Group Holding, Ltd., ADR	2.1
Bank Rakyat Indonesia Persero Tbk PT	2.1
Unilever NV	2.0
ORIX Corp.	2.0
Naspers, Ltd., N Shares	2.0
TOTAL	23.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       5

"The fund has slightly higher growth prospects than the index, and it trades at a somewhat higher valuation."
ESG issues tend to be better-managed, higher-quality businesses, which makes them more likely to generate superior market performance over time. While we prefer to own the stocks of the strongest companies from an ESG perspective, we won't buy shares of a company with a weak investment outlook even if it has a compelling ESG profile. In industries where we're unable to identify enough stocks that are attractive from both an investment and ESG standpoint, we invest in those with above-average ESG scores and use active shareholder engagement to urge their management teams to improve their policies and operations.

The fund has slightly higher growth prospects than the index, and it trades at a somewhat higher valuation. We favor industrial cyclicals, especially semiconductors, energy-efficient industrial equipment, and green chemicals. In contrast, the portfolio is underweight in the energy and consumer discretionary sectors based on our wariness about potential long-term disruptions from electric vehicles and e-commerce. We believe our focus on high-quality financial and ESG leaders provides a balance to the fund's pro-cyclical positioning, but we're prepared to implement changes if we perceive deteriorating investment conditions.

At the geographic level, the fund was overweight in Europe (ex-United Kingdom), especially the healthcare, materials, and technology sectors. Although political developments have undermined investor sentiment for Europe at times, the eurozone economy is projected to grow at a solid pace. Throughout Europe, we found a number companies that we believe are global leaders in environmental solutions such as energy efficient products, clean technologies, and green chemicals,

TOP 10 COUNTRIES AS OF 10/31/18 (%)

Japan	14.4
Switzerland	9.0
China	8.1
United Kingdom	8.1
Germany	7.5
Denmark	4.3
France	4.1
Netherlands	4.0
Sweden	3.5
South Korea	3.3
TOTAL	66.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       6

as well as in labor practices and governance structures. The portfolio was underweight in the United Kingdom given our continued concern over the disruptive effects of Brexit. We maintained an underweight in Japan, but we identified select opportunities in the country's consumer staples and healthcare sectors. While Japan's aging and shrinking population will likely hold back economic growth, we are encouraged by the country's strong global brands, exemplary environmental stewardship, and attractive valuations. We also maintained a position in the emerging markets, with an emphasis on companies that stand to benefit from the growing consumer base in the developing world.

MANAGED BY

Praveen S. Abichandani, CFA On the fund since inception Investing since 1991
Corné A. Biemans On the fund since inception Investing since 1990
Matt A. Zalosh, CFA On the fund since inception Investing since 1996

The views expressed in this report are exclusively those of Praveen S. Abichandani, CFA, Boston Common Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-14.06	5.87	11.33
Class I2	-9.37	9.10	17.82
Class R6[2]	-9.21	9.20	18.02
Index†	-8.24	6.22	12.02

Performance figures assume all distributions have been reinvested. Figures reflect the maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6
Gross (%)	2.11	1.85	1.75
Net (%)	1.28	1.02	0.92

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI ACWI ex USA Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG International Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI ACWI ex USA Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-14-16	11,782	11,782	11,202
Class R6[2]	12-14-16	11,802	11,802	11,202

The MSCI ACWI ex USA Index is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-14-16.
2	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2018, with the same investment held until October 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2018	Ending value on 10-31-2018	Expenses paid during period ended 10-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 896.00	$6.07	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class I	Actual expenses/actual returns	1,000.00	897.60	4.97	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Class R6	Actual expenses/actual returns	1,000.00	897.70	4.40	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	11

Fund’s investments
AS OF 10-31-18
	Shares	Value
Common stocks 97.0%		$54,389,973
(Cost $55,714,756)
Australia 2.4%		1,331,099
Macquarie Group, Ltd.	8,240	687,152
Origin Energy, Ltd. (A)	124,260	643,947
Belgium 1.6%		898,617
Umicore SA	19,090	898,617
Brazil 1.5%		866,915
Itau Unibanco Holding SA, ADR	65,825	866,915
Canada 1.9%		1,052,675
Canadian Pacific Railway, Ltd.	5,135	1,052,675
Chile 1.6%		917,820
Sociedad Quimica y Minera de Chile SA, ADR	20,950	917,820
China 8.1%		4,538,532
Alibaba Group Holding, Ltd., ADR (A)	8,380	1,192,307
BYD Company, Ltd., H Shares	105,500	678,659
Ctrip.com International, Ltd., ADR (A)	16,570	551,450
ENN Energy Holdings, Ltd.	62,000	529,020
Ping An Insurance Group Company of China, Ltd., H Shares	106,000	1,002,127
Sunny Optical Technology Group Company, Ltd.	67,000	584,969
Denmark 4.3%		2,427,263
Novo Nordisk A/S, B Shares	19,955	861,788
Novozymes A/S, B Shares	12,845	634,351
Orsted A/S (B)	14,684	931,124
Finland 1.2%		680,835
Sampo OYJ, A Shares	14,805	680,835
France 4.1%		2,312,689
Air Liquide SA	6,265	757,348
AXA SA	28,790	720,514
Schneider Electric SE	11,545	834,827
Germany 6.6%		3,700,068
Bayerische Motoren Werke AG	5,395	464,565
Covestro AG (B)	6,715	433,040
Deutsche Telekom AG	39,855	653,685
Infineon Technologies AG	29,255	586,176
SAP SE	8,875	950,272
Vonovia SE	13,400	612,330
Hong Kong 3.3%		1,840,640
AIA Group, Ltd.	115,600	879,375
12	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Beijing Enterprises Water Group, Ltd. (A)	782,000	$399,336
Hang Lung Properties, Ltd.	310,000	561,929
India 1.7%		948,225
HDFC Bank, Ltd., ADR	10,665	948,225
Indonesia 2.9%		1,650,300
Bank Rakyat Indonesia Persero Tbk PT	5,699,097	1,182,837
Kalbe Farma Tbk PT	5,182,800	467,463
Japan 14.4%		8,054,715
Daikin Industries, Ltd.	8,400	973,660
Hoya Corp.	21,200	1,199,407
Keyence Corp.	1,500	732,780
Kubota Corp.	41,400	653,573
Nippon Telegraph & Telephone Corp.	17,400	717,552
ORIX Corp.	67,900	1,106,159
Panasonic Corp.	53,200	570,913
Shimano, Inc.	5,500	751,164
Shiseido Company, Ltd.	10,100	637,265
Sundrug Company, Ltd.	19,600	712,242
Mexico 1.2%		659,924
Grupo Financiero Banorte SAB de CV, Series O	119,700	659,924
Netherlands 4.0%		2,260,352
ASML Holding NV	4,205	724,283
ING Groep NV	129,835	1,536,069
Norway 2.4%		1,339,874
Equinor ASA	51,800	1,339,874
Russia 1.5%		825,411
Yandex NV, Class A (A)	27,395	825,411
Singapore 1.1%		610,795
Singapore Telecommunications, Ltd.	267,400	610,795
South Africa 2.0%		1,103,272
Naspers, Ltd., N Shares	6,290	1,103,272
South Korea 3.3%		1,850,943
Coway Company, Ltd.	7,512	463,555
LG Household & Health Care, Ltd.	470	432,214
Samsung Electronics Company, Ltd.	25,515	955,174
Spain 2.3%		1,314,633
Melia Hotels International SA	54,994	565,128
Repsol SA	41,945	749,505
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	13

	Shares	Value
Sweden 3.5%		$1,947,729
Assa Abloy AB, B Shares	42,895	853,214
Atlas Copco AB, B Shares	26,555	608,198
Svenska Handelsbanken AB, A Shares	44,740	486,317
Switzerland 9.0%		5,036,375
Ferguson PLC	15,236	1,027,204
Julius Baer Group, Ltd. (A)	16,675	760,460
Novartis AG	17,186	1,505,019
Roche Holding AG	7,165	1,743,692
Taiwan 1.3%		764,286
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	20,060	764,286
Thailand 1.7%		933,950
Kasikornbank PCL	155,100	933,950
United Kingdom 8.1%		4,522,036
Croda International PLC	17,000	1,047,125
Reckitt Benckiser Group PLC	11,600	938,024
Smith & Nephew PLC	41,260	670,676
Spirax-Sarco Engineering PLC	8,945	738,857

Unilever NV	20,980	1,127,354
Preferred securities 0.9%		$528,244
(Cost $648,515)
Germany 0.9%		528,244
Henkel AG & Company KGaA	4,835	528,244
Total investments (Cost $56,363,271) 97.9%		$54,918,217
Other assets and liabilities, net 2.1%		1,152,628
Total net assets 100.0%		$56,070,845

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $56,432,137. Net unrealized depreciation aggregated to $1,513,920, of which $3,014,428 related to gross unrealized appreciation and $4,528,348 related to gross unrealized depreciation.
14	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $56,363,271)	$54,918,217
Cash	1,083,225
Dividends and interest receivable	131,144
Receivable for fund shares sold	17,500
Receivable from affiliates	520
Other assets	13,894
Total assets	56,164,500
Liabilities
Payable for fund shares repurchased	45,324
Payable to affiliates
Accounting and legal services fees	6,333
Transfer agent fees	5,769
Trustees' fees	142
Other liabilities and accrued expenses	36,087
Total liabilities	93,655
Net assets	$56,070,845
Net assets consist of
Paid-in capital	$56,125,116
Accumulated distributable earnings (accumulated loss)	(54,271)
Net assets	$56,070,845

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,540,159 ÷ 562,425 shares)[1]	$11.63
Class I ($47,736,513 ÷ 4,094,928 shares)	$11.66
Class R6 ($1,794,173 ÷ 153,795 shares)	$11.67
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	15

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Dividends	$1,470,845
Interest	17,060
Less foreign taxes withheld	(127,626)
Total investment income	1,360,279
Expenses
Investment management fees	500,773
Distribution and service fees	17,620
Accounting and legal services fees	12,119
Transfer agent fees	66,804
Trustees' fees	1,077
Custodian fees	55,524
State registration fees	50,761
Printing and postage	29,770
Professional fees	60,533
Other	35,015
Total expenses	829,996
Less expense reductions	(209,408)
Net expenses	620,588
Net investment income	739,691
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	761,271
761,271
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(7,403,828)
(7,403,828)
Net realized and unrealized loss	(6,642,557)
Decrease in net assets from operations	$(5,902,866)

16	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Period ended 10-31-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$739,691	$253,006
Net realized gain	761,271	191,542
Change in net unrealized appreciation (depreciation)	(7,403,828)	5,956,706
Increase (decrease) in net assets resulting from operations	(5,902,866)	6,401,254
Distributions to shareholders
From net investment income and net realized gain
Class A	(51,910)	—
Class I	(492,614)	—
Class R6	(21,679)	—
Total distributions	(566,203)	—
From fund share transactions	6,497,363	49,641,297
Total increase	28,294	56,042,551
Net assets
Beginning of year	56,042,551	—
End of year[2]	$56,070,845	$56,042,551

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Net assets - End of year includes undistributed net investment income of $192,591 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	17

Financial highlights
CLASS A SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$12.96	$10.00
Net investment income[2]	0.14	0.13
Net realized and unrealized gain (loss) on investments	(1.37)	2.83
Total from investment operations	(1.23)	2.96
Less distributions
From net investment income	(0.04)	—
From net realized gain	(0.06)	—
Total distributions	(0.10)	—
Net asset value, end of period	$11.63	$12.96
Total return (%)[3,4]	(9.55)	29.60 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	2.11 [6]
Expenses including reductions	1.27	1.28 [6]
Net investment income	1.06	1.27 [6]
Portfolio turnover (%)	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
18	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$13.00	$10.00
Net investment income[2]	0.17	0.11
Net realized and unrealized gain (loss) on investments	(1.38)	2.89
Total from investment operations	(1.21)	3.00
Less distributions
From net investment income	(0.07)	—
From net realized gain	(0.06)	—
Total distributions	(0.13)	—
Net asset value, end of period	$11.66	$13.00
Total return (%)[3]	(9.37)	30.00 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$48	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.85 [5]
Expenses including reductions	1.03	1.02 [5]
Net investment income	1.28	1.07 [5]
Portfolio turnover (%)	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	19

CLASS R6 SHARES Period ended	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$13.00	$10.00
Net investment income[2]	0.18	0.17
Net realized and unrealized gain (loss) on investments	(1.37)	2.83
Total from investment operations	(1.19)	3.00
Less distributions
From net investment income	(0.08)	—
From net realized gain	(0.06)	—
Total distributions	(0.14)	—
Net asset value, end of period	$11.67	$13.00
Total return (%)[3]	(9.21)	30.00 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.75 [5]
Expenses including reductions	0.92	0.93 [5]
Net investment income	1.38	1.64 [5]
Portfolio turnover (%)	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
20	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG International Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       21

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$1,331,099	—	$1,331,099	—
Belgium	898,617	—	898,617	—
Brazil	866,915	$866,915	—	—
Canada	1,052,675	1,052,675	—	—
Chile	917,820	917,820	—	—
China	4,538,532	1,743,757	2,794,775	—
Denmark	2,427,263	—	2,427,263	—
Finland	680,835	—	680,835	—
France	2,312,689	—	2,312,689	—
Germany	3,700,068	—	3,700,068	—
Hong Kong	1,840,640	—	1,840,640	—
India	948,225	948,225	—	—
Indonesia	1,650,300	—	1,650,300	—
Japan	8,054,715	—	8,054,715	—
Mexico	659,924	659,924	—	—
Netherlands	2,260,352	—	2,260,352	—
Norway	1,339,874	—	1,339,874	—
Russia	825,411	825,411	—	—
Singapore	610,795	—	610,795	—
South Africa	1,103,272	—	1,103,272	—
South Korea	1,850,943	—	1,850,943	—
Spain	1,314,633	—	1,314,633	—
Sweden	1,947,729	—	1,947,729	—
Switzerland	5,036,375	—	5,036,375	—
Taiwan	764,286	764,286	—	—
Thailand	933,950	—	933,950	—
United Kingdom	4,522,036	—	4,522,036	—
Preferred securities	528,244	—	528,244	—
Total investments in securities	$54,918,217	$7,779,013	$47,139,204	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       22

dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2018 were $1,859.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       23

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$566,203	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $783,119 of undistributed ordinary income and $678,598 of long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.850% of the first $250 million of the fund's average daily net assets; b) 0.800% of the next $500 million of the fund's average daily net assets; and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Boston Common Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       24

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.91% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2019, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,966	Class R6	$6,973
Class I	177,469	Total	$209,408

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fee, including the impact of the waivers and reimbursement as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $18,468 for the year ended October 31, 2018. Of this amount, $3,000 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,118 was paid as sales commissions to broker-dealers and $350 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2018, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       25

that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$17,620	$7,599
Class I	—	58,965
Class R6	—	240
Total	$17,620	$66,804

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2018 and the period ended October 31, 2017 were as follows:

		Year ended 10-31-18		Period ended 10-31-17[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	93,233	$1,220,975	501,175	$5,119,516
Distributions reinvested	481	6,132	—	—
Repurchased	(28,343)	(361,652)	(4,121)	(50,577)
Net increase	65,371	$865,455	497,054	$5,068,939
Class I shares
Sold	590,662	$7,614,457	3,674,537	$43,178,473
Distributions reinvested	7,150	91,161	—	—
Repurchased	(168,733)	(2,118,304)	(8,688)	(110,175)
Net increase	429,079	$5,587,314	3,665,849	$43,068,298
Class R6 shares
Sold	3,940	$51,016	150,365	$1,504,310
Distributions reinvested	4	49	—	—
Repurchased	(491)	(6,471)	(23)	(250)
Net increase	3,453	$44,594	150,342	$1,504,060
Total net increase	497,903	$6,497,363	4,313,245	$49,641,297

1 Period from 12-14-16 (commencement of operations) to 10-31-17.

Affiliates of the fund owned 79%, 74% and 98% of shares of Class A, Class I and Class R6, respectively, on October 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $18,125,240 and $11,088,472, respectively, for the year ended October 31, 2018.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock ESG International Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period December 14, 2016 (commencement of operations) through October 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year ended October 31, 2018, and the changes in its net assets and the financial highlights for the year ended October 31, 2018 and for the period December 14, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       27

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $1,470,845. The fund intends to pass through foreign tax credits of $122,535.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       28

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Common Asset Management, LLC (the Subadvisor), for John Hancock ESG International Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that, on a regular basis, it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark and peer group for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

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received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	215
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       38

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Common Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       39

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG International Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF647905	469A 10/18 12/18

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2018 and 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2018	October 31, 2017
John Hancock Investment Trust	$615,769	$522,957

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	October 31, 2018	October 31, 2017
John Hancock Investment Trust	$11,480	$7,513

In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200 and $106,517 for the fiscal years ended October 31, 2018 and 2017, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2018 and 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2018	October 31, 2017
John Hancock Investment Trust	$42,150	$52,143

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2018 and 2017 amounted to the following:

Fund	October 31, 2018	October 31, 2017
John Hancock Investment Trust	$2,863	$19,918

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2018 and 2017 amounted to the following:

Trust	October 31, 2018	October 31, 2017
John Hancock Investment Trust	$2,064,999	$8,951,727

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 18, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 18, 2018